UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Index Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Walt French and David Friar are the portfolio managers for the Funds. Walt has 38 years of investment experience and has managed the Nuveen Equity Index Fund since 1999. David has 14 years of investment experience and has managed the Nuveen Equity Index Fund since 2000. Walt and Dave have managed the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. On the following pages, the portfolio management team examines the Funds’ performance for the six-month period ended April 30, 2012.

Nuveen Equity Index Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500® Index, but performed in-line with the Lipper S&P 500® Index Objective Funds Classification Average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During this reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The three best performing sectors in the index were consumer discretionary, information technology and financials. The three lowest performing sectors were energy, utilities and materials. Also during the period, we continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

Nuveen Investments	5

Nuveen Mid Cap Index Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P MidCap 400® Index, but outperformed the Lipper Mid-Cap Core Funds Classification Average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During this reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The three best performing sectors in the index were industrials, telecommunications and materials. The three lowest performing sectors were energy, utilities and consumer staples. Also during the period, we continued to invest in S&P MidCap 400® Index futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

Nuveen Small Cap Index Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000® Index, but outperformed the Lipper Small-Cap Core Funds Classification Average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During this reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names,

6	Nuveen Investments

as well as changes to the relative weights in the index. Russell’s practice is to withhold major changes for a mid-summer rebalancing, which did not take place during this reporting period.

The Fund performed very similarly to the index during the reporting period. The three best performing sectors in the index were financials, consumer discretionary and health care. The three lowest performing sectors were utilities, energy and telecommunications. Also during the period, we continued to invest in Russell 2000® Index futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. The Funds’ investment in common stocks involves the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

Nuveen Investments	7

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

8	Nuveen Investments

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	12.42%	4.15%	0.53%	4.18%
S&P 500® Index**	12.77%	4.76%	1.01%	4.71%
Lipper S&P 500® Index Objective Funds Classification Average**	12.43%	4.13%	0.47%	4.17%

Class B Shares w/o CDSC***	12.00%	3.36%	-0.22%	3.40%
Class B Shares w/CDSC***	7.00%	-1.38%	-0.38%	3.40%
Class C Shares	12.02%	3.34%	-0.22%	3.40%
Class R3 Shares	12.26%	3.85%	0.28%	3.97%
Class I Shares	12.56%	4.37%	0.78%	4.44%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	25.54%	7.87%	1.54%	3.59%
Class B Shares w/o CDSC***	25.04%	7.07%	0.77%	2.82%
Class B Shares w/CDSC***	20.04%	2.16%	0.61%	2.82%
Class C Shares	25.03%	7.07%	0.77%	2.82%
Class R3 Shares	25.37%	7.66%	1.29%	3.39%
Class I Shares	25.70%	8.19%	1.79%	3.86%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.68%	0.61%
Class B Shares	1.43%	1.36%
Class C Shares	1.43%	1.36%
Class R3 Shares	0.93%	0.86%
Class I Shares	0.43%	0.36%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	12.13%	-1.43%	3.64%	7.11%
S&P MidCap 400® Index**	12.48%	-0.94%	4.11%	7.72%
Lipper Mid-Cap Core Funds Classification Average**	11.18%	-2.71%	1.83%	6.28%

Class C Shares	11.68%	-2.16%	2.85%	6.30%
Class R3 Shares	11.96%	-1.64%	3.38%	6.89%
Class I Shares	12.30%	-1.16%	3.90%	7.37%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	27.85%	1.64%	4.31%	7.09%
Class C Shares	27.37%	0.81%	3.54%	6.28%
Class R3 Shares	27.63%	1.38%	4.05%	6.86%
Class I Shares	27.88%	1.82%	4.56%	7.34%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.93%	0.76%
Class C Shares	1.68%	1.51%
Class R3 Shares	1.18%	1.01%
Class I Shares	0.68%	0.51%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	10.76%	-4.76%	1.10%	5.44%
Russell 2000® Index**	11.02%	-4.25%	1.45%	6.19%
Lipper Small-Cap Core Funds Classification Average**	10.58%	-3.64%	1.46%	6.43%

Class C Shares	10.28%	-5.47%	0.33%	4.62%
Class R3 Shares	10.54%	-5.04%	0.82%	5.18%
Class I Shares	10.83%	-4.59%	1.33%	5.68%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	29.50%	-0.74%	1.76%	5.65%
Class C Shares	29.05%	-1.49%	1.01%	4.84%
Class R3 Shares	29.30%	-1.01%	1.50%	5.40%
Class I Shares	29.63%	-0.48%	2.01%	5.89%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.14%	0.89%
Class C Shares	1.89%	1.64%
Class R3 Shares	1.39%	1.14%
Class I Shares	0.89%	0.64%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Holding Summaries as of April 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Index Fund

Portfolio Allocation1

Nuveen Mid Cap Index Fund

Portfolio Allocation1

Nuveen Small Cap Index Fund

Portfolio Allocation1

Portfolio Composition[1]
Information Technology	19.7%
Financials	14.1%
Health Care	11.0%
Consumer Discretionary	10.9%
Energy	10.9%
Consumer Staples	10.5%
Industrials	10.2%
Short-Term Investments	3.2%
Other	9.5%

Portfolio Composition[1]
Financials	19.8%
Industrials	15.7%
Information Technology	15.0%
Consumer Discretionary	12.2%
Health Care	9.5%
Materials	6.0%
Energy	5.4%
Short-Term Investments	7.8%
Other	8.6%

Portfolio Composition[1]
Financials	22.0%
Information Technology	15.9%
Industrials	14.9%
Consumer Discretionary	13.3%
Health Care	12.0%
Energy	6.2%
Short-Term Investments	4.2%
Other[3]	11.5%

Top Five Common Stock Holdings[2]
Apple, Inc.	4.3%
Exxon Mobil Corporation	3.3%
International Business Machines Corporation (IBM)	1.9%
Microsoft Corporation	1.9%
Chevron	1.7%

Top Five Common Stock Holdings[2]
Regeneron Pharmaceuticals	0.9%
Monster Worldwide	0.8%
Kansas City Southern	0.7%
Macerich – REIT	0.7%
Vertex Pharmaceuticals	0.7%

Top Five Common Stock Holdings[2]
American Campus Communities – REIT	0.3%
Kilroy Realty – REIT	0.3%
Clean Harbors	0.3%
Extra Space Storage – REIT	0.3%
BioMed Realty Trust – REIT	0.3%

1	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of April 30, 2012. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2012. Holdings are subject to change.
3	The percentage of “Other” includes rights and warrants held as of the end of the reporting period. Holdings are subject to change.
4	Rounds to less than 0.1%.

12	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,124.20	$1,120.00	$1,120.20	$1,122.60	$1,125.60	$1,021.78	$1,018.05	$1,018.05	$1,020.54	$1,023.02
Expenses Incurred During Period	$3.27	$7.22	$7.22	$4.59	$1.96	$3.12	$6.87	$6.87	$4.37	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Mid Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,121.30	$1,116.80	$1,119.60	$1,123.00	$1,021.18	$1,017.45	$1,019.94	$1,022.43
Expenses Incurred During Period	$3.90	$7.84	$5.22	$2.59	$3.72	$7.47	$4.97	$2.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.49%, .99% and .49% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,107.60	$1,102.80	$1,105.40	$1,108.30	$1,020.74	$1,017.01	$1,019.49	$1,021.98
Expenses Incurred During Period	$4.35	$8.26	$5.65	$3.04	$4.17	$7.92	$5.42	$2.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.08% and .58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 96.9%

	Consumer Discretionary – 10.9%

5,053	Abercrombie & Fitch Co., Class A	$253,509

21,386	Amazon.com, Inc., (2)	4,959,413

7,443	Apollo Group, Inc., (2)	262,142

3,009	AutoNation Inc., (2), (3)	104,051

1,622	AutoZone, Inc., (2)	642,572

14,855	Bed Bath and Beyond Inc., (2), (3)	1,045,643

17,252	Best Buy Co., Inc.	380,752

3,980	Big Lots, Inc., (2)	145,827

3,759	BorgWarner Inc., (2), (3)	297,111

10,913	Cablevision Systems Corporation	161,731

13,737	CarMax, Inc., (2)	424,061

26,602	Carnival, ADR, (3)	864,299

40,662	CBS Corporation, Class B	1,356,078

1,361	Chipotle Mexican Grill, (2), (3)	563,658

17,156	Coach, Inc.	1,255,133

160,182	Comcast Corporation, Class A	4,858,320

15,418	D.R. Horton, Inc.	252,084

7,749	Darden Restaurants, (3)	388,070

3,739	Devry, Inc.	120,209

41,478	DIRECTV Group, Inc., (2)	2,043,621

15,536	Discovery Communications, Class A, (2), (3)	845,469

3,657	Dollar Tree Stores Inc., (2)	371,771

5,573	Expedia, Inc., (3)	237,577

7,300	Family Dollar Stores, Inc.	493,115

228,455	Ford Motor	2,576,972

2,605	Fossil Inc., (3)	340,395

8,444	GameStop, Class A, (2), (3)	192,185

14,604	Gannett Company Inc.	201,827

20,395	Gap, Inc.	581,258

9,518	Genuine Parts Company	616,576

14,980	Goodyear Tire & Rubber, (2)	164,480

17,219	H & R Block, (3)	253,119

13,660	Harley-Davidson, (3)	714,828

4,239	Harman International Industries Inc.	210,170

6,824	Hasbro, Inc.	250,714

90,621	Home Depot, Inc.	4,693,262

17,927	International Game Technology	279,303

27,110	Interpublic Group Companies, Inc.	320,169

8,401	J.C. Penney, (3)	302,940

41,261	Johnson Controls, Inc.	1,319,114

14,898	Kohl’s, (3)	746,837

8,970	Leggett and Platt, (3)	195,277

9,454	Lennar Corporation, Class A	262,254

14,561	Limited Brands, (3)	723,682

14	Nuveen Investments

Shares	Description (1)	Value

	Consumer Discretionary (continued)

74,240	Lowe’s Companies, Inc.	$2,336,333

24,679	Macy’s, Inc.	1,012,333

15,760	Marriott International, Class A, (3)	616,058

19,907	Mattel, Inc.	668,875

60,150	McDonald’s Corporation	5,861,618

18,288	McGraw-Hill, (3)	899,221

2,853	NetFlix, (2), (3)	228,639

17,018	Newell Rubbermaid Inc.	309,728

128,914	News Corporation, Class A	2,526,714

21,805	Nike, Inc., Class B	2,439,325

9,510	Nordstrom, Inc.	531,229

16,217	Omnicom Group, (3)	832,094

8,253	O’Reilly Automotive Inc., (2)	870,361

2,979	Priceline.com, (2), (3)	2,266,483

19,801	Pulte Group, (2), (3)	194,842

3,791	Ralph Lauren, (3)	653,076

13,857	Ross Stores, Inc.	853,453

5,718	Scripps Networks Interactive, Class A, (3)	287,158

2,262	Sears Holdings, (2), (3)	121,650

43,040	Staples, (3)	662,816

45,501	Starbucks	2,610,847

11,296	Starwood Hotels & Resorts Worldwide	668,723

39,481	Target Corporation	2,287,529

8,027	Tiffany & Co.	549,528

18,760	Time Warner Cable, Class A	1,509,242

58,836	Time Warner Inc.	2,204,024

44,340	TJX Companies, Inc.	1,849,421

5,911	TripAdvisor, (3)	221,722

6,527	Urban Outfitters, (2), (3)	189,022

5,262	VF Corporation	800,087

32,463	Viacom Inc., Class B	1,505,959

105,610	Walt Disney, (3)	4,552,847

110	Washington Post, Class B, (3)	41,599

4,638	Whirlpool Corporation	296,925

8,972	Wyndham Worldwide Corporation	451,650

4,656	Wynn Resorts Ltd	621,110

28,190	YUM! Brands, Inc.	2,050,259
	Total Consumer Discretionary	83,854,078
	Consumer Staples – 10.5%

120,437	Altria Group, Inc.	3,879,276

39,268	Archer-Daniels-Midland Company	1,210,632

25,324	Avon Products, Inc.	546,998

9,139	Beam Inc.	518,912

5,860	Brown-Forman Corporation	506,011

10,543	Campbell Soup, (3)	356,670

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Consumer Staples (continued)

7,755	Clorox Company	$543,626

18,343	Coca Cola Enterprises Inc.	552,491

133,516	Coca-Cola Company	10,189,941

28,453	Colgate-Palmolive Company	2,815,140

24,367	ConAgra Foods, Inc.	629,156

10,235	Constellation Brands, Inc., Class A, (2)	221,076

25,502	Costco Wholesale Corporation	2,248,511

76,517	CVS Caremark Corporation	3,414,189

10,798	Dean Foods Company, (2)	132,599

12,603	Dr. Pepper Snapple Group	511,430

13,132	Estee Lauder Companies Inc., Class A	858,176

37,825	General Mills, Inc.	1,471,014

18,825	H.J. Heinz Company	1,003,561

8,998	Hershey Foods Corporation	602,956

8,107	Hormel Foods Corporation	235,589

6,692	JM Smucker Company	532,884

14,567	Kellogg, (3)	736,653

23,167	Kimberly-Clark Corporation	1,817,914

103,859	Kraft Foods Inc.	4,140,858

36,291	Kroger Co.	844,492

7,936	Lorillard Inc.	1,073,661

7,799	McCormick, (3)	436,042

11,967	Mead Johnson Nutrition Company, Class A Shares	1,023,897

9,261	Molson Coors Brewing Company, Class B	385,072

91,889	PepsiCo	6,064,674

101,375	Philip Morris International	9,074,076

161,737	Procter & Gamble Company	10,292,943

19,674	Reynolds American, (3)	803,289

19,981	Safeway, (3)	406,214

34,728	Sara Lee Corporation	765,405

34,678	Sysco, (3)	1,002,194

17,173	Tyson Foods, Inc., Class A	313,407

52,277	Walgreen, (3)	1,832,832

102,674	Wal-Mart Stores, Inc.	6,048,525

9,573	Whole Foods Market, (3)	795,229
	Total Consumer Staples	80,838,215
	Energy – 10.9%

12,922	Alpha Natural Resources, (2), (3)	208,432

29,274	Anadarko Petroleum Corporation	2,143,150

22,578	Apache Corporation	2,166,133

25,658	Baker Hughes Incorporated	1,131,774

12,682	Cabot Oil & Gas Corporation	445,645

38,755	Chesapeake Energy Corporation	714,642

117,071	Chevron, (3)	12,475,086

75,383	ConocoPhillips	5,399,684

16	Nuveen Investments

Shares	Description (1)	Value

	Energy (continued)

13,334	CONSOL Energy Inc.	$443,222

14,414	Cameron International, (2), (3)	738,718

23,353	Denbury Resources Inc., (2)	444,641

23,744	Devon Energy Corporation	1,658,518

4,086	Diamond Offshore Drilling, Inc.	280,095

45,335	El Paso Corporation	1,345,089

15,805	EOG Resources, Inc.	1,735,547

9,071	EQT Corporation	451,917

277,489	Exxon Mobil Corporation	23,958,400

14,008	FMC Technologies, (2), (3)	658,376

54,092	Halliburton Company	1,851,028

6,298	Helmerich & Payne Inc.	323,654

17,519	Hess Corporation	913,441

41,368	Marathon Oil Corporation	1,213,737

21,636	Marathon Petroleum Corporation	900,274

11,376	Murphy Oil Corporation	625,339

16,905	Nabors Industries, (2)	281,468

24,915	National-Oilwell Varco Inc.	1,887,560

7,788	Newfield Exploration Company, (2)	279,589

14,708	Noble Corporation, (2)	559,786

10,320	Noble Energy, Inc.	1,024,982

47,721	Occidental Petroleum Corporation	4,353,110

15,924	Peabody Energy Corporation	495,396

7,086	Pioneer Natural Resources, (3)	820,701

10,402	QEP Resources, (3)	320,486

9,195	Range Resources Corporation	612,939

7,360	Rowan Companies Inc.	254,141

78,897	Schlumberger Limited	5,849,424

20,420	Southwestern Energy, (2), (3)	644,864

38,231	Spectra Energy Corporation	1,175,221

6,275	Sunoco, Inc.	309,295

8,414	Tesoro Corporation, (2)	195,626

32,903	Valero Energy Corporation	812,704

34,648	Williams Companies, Inc.	1,179,071

11,549	WPX Energy, (2), (3)	202,916
	Total Energy	83,485,821
	Financials – 14.1%

19,800	Ace Limited	1,504,206

27,441	AFLAC Incorporated	1,235,943

29,707	Allstate Corporation	990,134

59,403	American Express Company	3,576,655

31,676	American International Group, (2)	1,077,934

24,026	American Tower – REIT	1,575,625

13,301	Ameriprise Financial, Inc.	721,047

19,005	AON PLC	984,459

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

7,519	Apartment Investment & Management, Class A – REIT	$204,141

5,736	Assurant, (3)	231,390

5,886	AvalonBay Communities – REIT, (3)	855,824

631,863	Bank of America	5,124,409

71,286	Bank of New York Mellon	1,685,914

40,980	BB&T, (3)	1,312,999

103,349	Berkshire Hathaway, Class B, (2)	8,314,427

5,612	BlackRock Inc.	1,075,147

9,151	Boston Properties – REIT, (3)	990,596

27,022	Capital One Financial	1,499,181

18,699	CBRE Group Inc., (2)	351,728

63,458	Charles Schwab	907,449

16,445	Chubb Corporation	1,201,636

9,899	Cincinnati Financial, (3)	352,602

171,871	Citigroup Inc.	5,678,618

3,903	CME Group, Inc.	1,037,495

11,334	Comerica Incorporated	362,915

32,311	Discover Financial Services	1,095,343

14,925	E*Trade Group Inc., (2)	158,653

17,437	Equity Residential Properties Trust – REIT, (3)	1,071,329

5,428	Federated Investors Inc.	119,850

54,069	Fifth Third Bancorp.	769,402

15,496	First Horizon National, (3)	142,253

8,556	Franklin Resources, Inc.	1,073,864

28,860	Genworth Financial, Class A, (2)	173,449

28,941	Goldman Sachs Group	3,332,556

26,203	Hartford Financial Services Group, (3)	538,472

26,633	HCP – REIT	1,103,938

8,504	Health Care – REIT, (3)	481,837

41,517	Host Hotels & Resorts – REIT, (3)	690,843

31,009	Hudson City Bancorp, Inc.	218,924

50,795	Huntington Bancshares, (3)	339,819

4,271	Intercontinental Exchange, (2)	568,214

27,362	Invesco LTD	679,672

223,372	JP Morgan Chase & Co.	9,600,529

56,016	KeyCorp.	450,369

24,856	Kimco Realty – REIT, (3)	482,455

7,312	Legg Mason	190,624

11,646	Leucadia National, (3)	289,520

17,733	Lincoln National Corporation	439,246

17,950	Loews Corporation	738,284

6,704	M&T Bank, (3)	578,354

31,624	Marsh & McLennan Companies, Inc.	1,057,823

62,174	MetLife, Inc.	2,240,129

11,484	Moody’s, (3)	470,270

18	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

87,243	Morgan Stanley	$1,507,559

7,741	NASDAQ Stock Market, Inc., (2)	190,196

15,402	New York Stock Exchange Euronext	396,602

14,167	Northern Trust Corporation	674,208

21,268	People’s United Financial, Inc.	262,447

10,382	Plum Creek Timber – REIT, (3)	436,459

30,927	PNC Financial Services Group, (3)	2,051,079

18,452	Principal Financial Group, Inc.	510,567

36,253	Progressive, (3)	772,189

26,938	ProLogis – REIT, (3)	963,842

27,747	Prudential Financial, Inc.	1,679,803

8,976	Public Storage – REIT, (3)	1,285,902

83,191	Regions Financial Corporation	560,707

17,270	Simon Property Group – REIT, (3)	2,687,212

29,906	SLM Corporation	443,506

28,919	State Street Corporation	1,336,636

31,567	SunTrust Banks, Inc.	766,447

15,560	T. Rowe Price Group, (3)	982,069

6,210	Torchmark Corporation	302,489

24,265	Travelers Companies, Inc.	1,560,725

112,186	U.S. Bancorp	3,609,024

17,353	Unum Group	411,960

11,838	Ventas – REIT, (3)	695,956

10,519	Vornado Realty Trust – REIT, (3)	902,951

310,007	Wells Fargo & Company	10,363,534

32,030	Weyerhaeuser – REIT	652,131

18,841	XL Capital Ltd, Class A	405,270

10,833	Zions Bancorporation, (3)	220,885
	Total Financials	108,580,850
	Health Care – 11.0%

91,576	Abbott Laboratories, (3)	5,683,207

21,299	Aetna Inc.	938,008

20,412	Agilent Technologies, Inc., (2)	860,978

18,561	Allergan, Inc.	1,781,856

16,346	AmerisourceBergen, (3)	608,235

42,878	Amgen Inc.	3,049,055

33,148	Baxter International, Inc.	1,836,731

12,633	Becton, Dickinson and Company	991,059

14,726	Biogen Idec Inc., (2)	1,973,431

87,091	Boston Scientific Corporation, (2)	545,190

99,615	Bristol-Myers Squibb Company	3,324,153

5,043	C. R. Bard, Inc.	499,055

21,285	Cardinal Health, Inc.	899,717

13,576	CareFusion Corporation, (2)	351,754

26,291	Celgene, (2), (3)	1,917,140

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Health Care (continued)

5,616	Cerner, (2), (3)	$455,401

16,403	CIGNA Corporation	758,311

9,083	Coventry Health Care, Inc., (2)	272,399

28,360	Covidien PLC	1,566,323

5,496	DaVita Inc., (2)	486,836

8,581	DENTSPLY International, (3)	352,336

3,721	Edwards Lifesciences, (2)	308,731

59,892	Eli Lilly	2,478,930

47,034	Express Scripts	2,624,027

16,662	Forest Laboratories, Inc., (2)	580,337

46,829	Gilead Sciences, Inc., (2)	2,435,576

9,683	Hospira, (2), (3)	340,067

9,970	Humana Inc.	804,380

2,377	Intuitive Surgical, Inc., (2)	1,374,381

160,534	Johnson & Johnson	10,449,158

5,723	Laboratory Corporation of America, (2), (3)	502,994

11,128	Life Technologies, (2)	515,894

14,953	McKesson HBOC Inc.	1,366,854

62,038	Medtronic, Inc.	2,369,852

179,173	Merck & Company Inc.	7,030,749

24,596	Mylan Laboratories Inc., (2)	533,979

5,674	Patterson Companies, Inc.	193,427

7,178	Perkinelmer Inc.	198,113

3,056	Perrigo, (3)	320,574

451,882	Pfizer Inc.	10,361,654

9,273	Quest Diagnostics Incorporated	534,959

18,751	Saint Jude Medical Inc.	726,039

19,121	Stryker Corporation	1,043,433

26,506	Tenet Healthcare, (2), (3)	137,566

22,237	Thermo Fisher Scientific, Inc., (2)	1,237,489

62,666	UnitedHealth Group Incorporated	3,518,696

6,616	Varian Medical Systems, (2), (3)	419,587

5,875	Waters Corporation, (2)	494,146

7,486	Watson Pharmaceuticals Inc., (2)	564,145

19,709	Wellpoint Inc.	1,336,664

10,534	Zimmer Holdings, Inc., (2)	662,905
	Total Health Care	84,616,481
	Industrials – 10.3%

41,199	3M Co.	3,681,543

6,184	Avery Dennison Corporation	197,764

43,692	Boeing Company	3,355,546

9,651	C.H. Robinson Worldwide, (3)	576,551

38,012	Caterpillar, (3)	3,906,493

6,771	Cintas Corporation	265,220

4,679	Cooper Industries Inc.	292,765

20	Nuveen Investments

Shares	Description (1)	Value

	Industrials (continued)

61,723	CSX Corporation	$1,377,040

11,821	Cummins Inc.	1,369,226

33,489	Danaher, (3)	1,815,774

24,333	Deere & Company	2,004,066

11,291	Dover Corporation	707,494

2,987	Dun and Bradstreet, (3)	232,329

20,709	Eaton Corporation	997,760

45,208	Emerson Electric, (3)	2,375,228

7,432	Equifax Inc.	340,534

12,465	Expeditors International of Washington, Inc.	498,600

17,918	Fastenal Company	838,921

18,647	FedEx Corporation	1,645,411

3,384	Flowserve Corporation	388,923

9,973	Fluor Corporation	575,941

20,934	General Dynamics Corporation	1,413,045

620,619	General Electric, (3)	12,151,720

7,361	Goodrich Corporation	923,511

45,471	Honeywell International Inc.	2,758,271

28,404	Illinois Tool Works, Inc.	1,629,822

18,351	Ingersoll Rand Company Limited, Class A	780,285

12,916	Iron Mountain Inc.	392,259

7,546	Jacobs Engineering Group, Inc.	330,741

6,752	Joy Global Inc.	477,839

5,870	L-3 Communications Holdings, Inc.	431,680

15,597	Lockheed Martin Corporation	1,412,152

21,033	Masco, (3)	277,215

20,664	Norfolk Southern Corporation	1,507,026

15,359	Northrop Grumman Corporation	971,918

22,190	PACCAR Inc.	953,282

7,061	Pall Corporation	420,906

9,113	Parker Hannifin Corporation	799,119

11,735	Pitney Bowes Inc.	201,021

8,476	Precision Castparts Corporation	1,494,912

12,874	Quanta Services Incorporated, (2)	284,773

11,086	R.R. Donnelley & Sons, (3)	138,686

19,616	Raytheon Company	1,062,010

18,506	Republic Services, Inc.	506,509

8,795	Robert Half International Inc.	262,091

8,694	Rockwell Automation, (3)	672,394

8,896	Rockwell Collins, Inc.	497,197

6,149	Roper Industries Inc.	626,583

3,104	Ryder System, Inc.	151,227

3,532	Snap-on Incorporated	220,891

45,765	Southwest Airlines, (3)	378,934

10,221	Stanley Black & Decker, (3)	747,768

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Industrials (continued)

5,076	Stericycle, (2)	$439,582

16,352	Textron	435,617

27,158	Tyco International Ltd.	1,524,379

28,397	Union Pacific Corporation	3,192,959

56,728	United Parcel Service, Inc., Class B	4,432,726

53,264	United Technologies Corporation	4,348,473

3,732	W.W. Grainger, Inc.	775,584

27,060	Waste Management, (3)	925,452

10,850	Xylem Inc.	302,498
	Total Industrials	78,696,186
	Information Technology – 19.7%

35,562	Accenture, Class A, (3)	2,309,752

28,858	Adobe Systems Incorporated, (2)	968,474

34,414	Advanced Micro Devices, (2), (3)	253,287

10,548	Akamai Technologies, Inc., (2)	343,865

18,863	Altera Corporation	670,957

10,051	Amphenol, Class A, (3)	584,365

17,516	Analog Devices, Inc.	682,774

54,636	Apple, Inc., (2)	31,920,537

76,753	Applied Materials, Inc.	920,268

13,333	Autodesk, Inc., (2)	524,920

29,610	Automatic Data Processing, Inc.	1,646,908

10,006	BMC Software, Inc., (2)	412,848

28,516	Broadcom Corporation, Class A, (2)	1,043,686

21,754	CA, (3)	574,741

316,024	Cisco Systems, Inc.	6,367,884

10,963	Citrix Systems, (2)	938,542

17,760	Cognizant Technology Solutions Corporation, Class A, (2)	1,302,163

9,116	Computer Sciences Corporation	255,795

92,387	Corning Incorporated	1,325,753

89,768	Dell, (2)	1,469,502

67,541	eBay Inc., (2)	2,772,558

21,319	Electronic Arts Inc. (EA), (2)	327,886

119,921	EMC, (2), (3)	3,382,971

4,673	F5 Networks, Inc., (2)	625,855

10,191	Fidelity National Information Services	343,131

3,482	First Solar, (2), (3)	64,069

8,594	Fiserv, Inc., (2)	604,072

10,235	FLIR Systems Inc.	229,878

14,852	Google Inc., Class A, (2)	8,988,876

6,807	Harris, (3)	309,991

116,804	Hewlett-Packard, (3)	2,892,067

299,336	Intel Corporation	8,501,142

69,285	International Business Machines Corporation (IBM)	14,347,538

17,551	Intuit, Inc.	1,017,431

22	Nuveen Investments

Shares	Description (1)	Value

	Information Technology (continued)

10,769	Jabil Circuit	$252,533

14,541	JDS Uniphase, (2)	176,673

30,922	Juniper Networks, (2)	662,658

9,797	KLA-Tencor, (3)	510,914

4,144	Lexmark International, Class A, (3)	124,734

13,389	Linear Technology Corporation	437,954

33,125	LSI Logic Corporation, (2)	266,325

6,268	MasterCard, Inc.	2,834,828

11,235	Microchip Technology, (3)	397,045

55,251	Micron Technology, Inc., (2)	364,104

440,118	Microsoft Corporation	14,092,578

8,304	Molex, (3)	229,107

15,495	Motorola Mobility Holdings Inc., (2)	601,516

16,840	Motorola Solutions Inc.	859,345

21,080	NetApp, (2), (3)	818,536

4,085	Novellus Systems, Inc., (2)	190,974

35,898	NVIDIA Corporation, (2)	466,674

231,308	Oracle Corporation	6,798,142

18,959	Paychex, (3)	587,350

98,814	QUALCOMM, Inc.	6,308,286

12,282	Red Hat, Inc., (2)	732,130

16,753	SAIC, (2)	203,716

7,995	Salesforce.com, (2), (3)	1,245,061

14,125	SanDisk, (2)	522,766

43,334	Symantec Corporation	715,878

20,585	TE Connectivity Limited	750,529

9,841	Teradata Corporation, (2)	686,705

10,819	Teradyne Inc., (2)	186,195

67,171	Texas Instruments Incorporated	2,145,442

10,682	Total System Services Inc.	251,241

9,350	VeriSign, Inc., (2)	384,379

29,898	Visa, Class A, (3)	3,676,856

13,743	Western Digital Corporation, (2)	533,366

36,397	Western Union, (3)	668,977

81,538	Xerox Corporation	634,366

15,428	Xilinx, (3)	561,271

72,911	Yahoo! Inc., (2)	1,133,037
	Total Information Technology	150,936,677
	Materials – 3.3%

12,373	Air Products & Chemicals Inc.	1,057,768

4,409	Airgas, Inc.	404,041

62,566	Alcoa Inc.	608,767

6,253	Allegheny Technologies, (3)	268,504

9,925	Ball Corporation	414,468

5,930	Bemis Company, Inc.	192,073

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Materials (continued)

3,844	CF Industries Holdings, Inc.	$742,123

8,408	Cliffs Natural Resources Inc.	523,482

69,474	Dow Chemical, (3)	2,353,779

54,314	E.I. Du Pont de Nemours, (3)	2,903,626

8,523	Eastman Chemical Company	459,986

14,082	Ecolab Inc.	896,883

4,601	FMC, (3)	508,180

55,723	Freeport-McMoRan Copper & Gold, Inc.	2,134,191

5,157	International Flavors & Fragrances Inc.	310,503

25,927	International Paper Company	863,628

10,362	MeadWestvaco Corporation	329,719

32,463	Monsanto Company	2,473,031

14,691	Mosaic Company	775,979

29,107	Newmont Mining Corporation	1,386,949

18,617	Nucor Corporation	729,973

9,655	Owens-Illinois, Inc., (2)	224,479

9,077	PPG Industries, Inc.	955,263

17,621	Praxair, Inc.	2,038,750

9,788	Sealed Air Corporation	187,734

5,355	Sherwin-Williams Company	644,099

7,411	Sigma-Aldrich, (3)	525,440

4,840	Titanium Metals Corporation	71,487

8,465	United States Steel Corporation	239,813

7,597	Vulcan Materials Company	325,228
	Total Materials	25,549,946
	Telecommunication Services – 2.8%

348,363	AT&T Inc.	11,464,626

37,765	CenturyLink, (3)	1,456,218

10,780	Crown Castle International Corporation, (2)	610,256

58,500	Frontier Communications, (3)	236,340

17,652	Metropcs Communications Inc.	128,860

176,110	Sprint Nextel Corporation, (2)	436,753

166,428	Verizon Communications, (3)	6,720,363

30,961	Windstream, (3)	348,000
	Total Telecommunication Services	21,401,416
	Utilities – 3.4%

37,902	AES Corporation, (2)	474,533

2,317	AGL Resources Inc.	91,359

14,240	Ameren Corporation	466,930

28,389	American Electric Power Company, Inc.	1,102,629

27,733	CenterPoint Energy, Inc.	560,484

14,814	CMS Energy Corporation	340,574

17,219	Consolidated Edison, (3)	1,023,670

34,529	Dominion Resources, Inc.	1,802,069

10,281	DTE Energy, (3)	579,643

24	Nuveen Investments

Shares	Description (1)					Value

	Utilities (continued)

78,346	Duke Energy, (3)					$1,678,955

19,152	Edison International					842,880

10,354	Entergy Corporation					678,808

50,854	Exelon Corporation					1,983,815

24,585	FirstEnergy Corp.					1,151,070

4,730	Integrys Energy Group, (3)					258,447

24,840	NextEra Energy, (3)					1,598,454

17,036	NiSource Inc.					419,937

14,739	Northeast Utilities					541,953

14,636	NRG Energy, (2), (3)					248,812

3,934	ONEOK, Inc.					337,891

13,744	Pepco Holdings, Inc., (3)					260,036

23,860	PG&E Corporation					1,054,135

6,619	Pinnacle West Capital Corporation					320,029

32,629	PPL, (3)					892,403

17,343	Progress Energy, Inc.					922,994

29,739	Public Service Enterprise Group Incorporated					926,370

6,971	SCANA, (3)					321,503

14,539	Sempra Energy, (3)					941,255

50,668	Southern Company					2,327,688

13,096	TECO Energy, Inc.					235,990

14,184	Wisconsin Energy, (3)					522,537

29,409	Xcel Energy, Inc.					795,806
	Total Utilities					25,703,659
	Total Common Stocks (cost $398,202,300)					743,663,329

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.9%

	Money Market Fund – 11.9%

91,559,442	Mount Vernon Securities Lending Prime Portfolio, 0.276%, (4), (5)					91,559,442
	Total Investments Purchased with Collateral from Securities Lending (cost $91,559,442)					91,559,442

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 3.2%

	Money Market Funds – 2.4%

18,203,383	First American Treasury Obligations Fund, Class Z	0.000%	(4)	N/A	N/A	$18,203,383
	U.S. Government and Agency Obligations – 0.8%

$6,400	U.S. Treasury Bill, (7)	0.022%		9/20/12	Aaa	6,396,781
	Total Short-Term Investments (cost $24,601,237)					24,600,164
	Total Investments (cost $514,362,979) – 112.0%					859,822,935
	Other Assets Less Liabilities – (12.0)% (8)					(91,955,629)
	Net Assets – 100%					$767,867,306

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2012

Investments in Derivatives at April 30, 2012:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	66	6/12	$22,994,400	$343,649

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at April 30, 2012.

N/A	Not applicable

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

26	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 92.6%

	Consumer Discretionary – 12.2%

22,054	Aaron’s, (2)	$599,207

21,153	Advance Auto Parts, (3)	1,941,845

23,422	Aeropostale, (3)	519,500

16,674	AMC Networks, Class A Shares, (2), (3)	708,645

56,197	American Eagle Outfitters	1,012,108

11,115	American Greetings, Class A, (3)	177,840

14,739	Ann, (2), (3)	408,123

38,235	Ascena Retail Group, (2), (3)	783,053

12,446	Bally Technologies, (2), (3)	604,253

11,868	Barnes & Noble, (3)	246,261

8,425	Bob Evans Farms, (3)	322,172

22,780	Brinker International, (3)	716,887

14,814	Carter’s, (3)	804,400

15,847	Cheesecake Factory, (3)	499,181

48,637	Chico’s FAS, Inc.	747,064

28,949	Cinemark, (3)	664,669

17,570	Collective Brands, (2), (3)	364,929

11,223	Deckers Outdoor, (2), (3)	572,485

28,013	Dick’s Sporting Goods, (3)	1,417,458

20,719	DreamWorks Animation, Class A, (2), (3)	373,149

43,865	Foot Locker	1,341,830

41,792	Gentex, (3)	918,170

19,375	Guess?	567,300

28,296	Hanesbrands, (3)	798,513

11,418	Hosting Site Network	441,877

8,103	International Speedway, Class A	216,269

5,693	ITT Educational Services, (2), (3)	375,852

13,607	John Wiley and Sons, Class A	614,900

20,920	KB HOME, (3)	181,586

17,005	Lamar Advertising, (2), (3)	541,099

12,329	Life Time Fitness, (2), (3)	574,038

42,608	LKQ	1,425,238

8,228	Matthews International, Class A, (3)	246,840

10,989	M.D.C. Holdings, (3)	308,901

10,782	Meredith, (3)	310,845

16,567	Mohawk Industries, (3)	1,110,320

35,170	New York Times, Class A, (2), (3)	221,923

1,461	NVR, (2), (3)	1,145,336

81,463	Office Depot, (3)	247,648

8,621	Panera Bread, Class A, (3)	1,361,428

32,377	PetSmart, (3)	1,886,284

19,856	Polaris Industries	1,577,361

19,610	PVH, (3)	1,741,368

28,809	RadioShack, (3)	149,231

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Consumer Discretionary (continued)

16,429	Regis, (3)	$301,472

17,200	Rent-A-Center, (3)	588,412

45,209	Saks, (2), (3)	495,491

7,295	Scholastic, (3)	222,862

16,910	Scientific Games, Class A, (3)	171,806

64,254	Service Corporation International	744,061

24,990	Signet Jewelers, (3)	1,218,762

19,579	Sothebys Holdings Inc.	769,846

3,310	Strayer Education, (3)	326,631

12,725	Thor Industries, (3)	430,487

42,530	Toll Brothers, (3)	1,080,262

20,685	Tractor Supply, (3)	2,035,611

16,281	Tupperware Corporation	1,014,143

10,661	Under Armour, Class A, (3)	1,044,032

12,677	Vallassis Communications, (3)	253,540

11,716	Warnaco Group, (3)	620,479

85,962	Wendy’s/Arby’s Group, Class A	418,635

29,838	Williams-Sonoma, (3)	1,154,432

16,044	WMS Industries Inc.	393,238
	Total Consumer Discretionary	45,071,588
	Consumer Staples – 3.8%

41,304	Church & Dwight, (3)	2,098,243

22,101	Corn Products International, Inc.	1,261,083

19,129	Energizer Holdings, (3)	1,364,472

31,790	Flowers Foods, (3)	681,896

37,729	Green Mountain Coffee, (3)	1,839,289

14,173	Harris Teeter Supermarket, (3)	538,149

5,771	Lancaster Colony, (3)	376,327

43,987	Monster Beverage, (3)	2,857,396

8,005	Post Holdings	238,149

16,014	Ralcorp Holdings	1,165,979

46,686	Smithfield Foods, (3)	978,539

7,323	Tootsie Roll Industries, (3)	174,361

6,731	Universal, (3)	308,482
	Total Consumer Staples	13,882,365
	Energy – 5.4%

61,867	Arch Coal, (2)	603,822

16,449	Atwood Oceanics	729,184

13,626	Bill Barrett, (2), (3)	326,751

5,758	CARBO Ceramics, (3)	484,190

24,859	Cimarex Energy, (3)	1,718,005

21,919	Dresser-Rand Group, (3)	1,067,017

10,038	Dril-Quip, (3)	676,461

20,916	Energen	1,095,580

32,502	Forest Oil	432,927

28	Nuveen Investments

Shares	Description (1)	Value

	Energy (continued)

30,637	Helix Energy Solutions Group, (3)	$625,301

60,401	HollyFrontier	1,861,559

18,414	Northern Oil & Gas, (3)	357,784

31,336	Oceaneering International, (3)	1,617,878

14,893	Oil States International, (3)	1,185,185

26,954	Patriot Coal, (2), (3)	157,142

44,840	Patterson-UTI Energy	725,063

37,186	Plains Exploration & Production	1,519,048

34,322	Quicksilver Resources, (2), (3)	161,313

18,596	SM Energy	1,229,382

45,710	Superior Energy Services, (3)	1,230,513

14,873	Tidewater	818,461

12,035	Unit, (3)	508,479

20,123	World Fuel Services, (3)	886,619
	Total Energy	20,017,664
	Financials – 19.9%

15,533	Affiliated Managers Group, (3)	1,764,859

17,992	Alexandria Real Estate Equities – REIT	1,347,961

4,212	Alleghany Corporation, Term Loan, (3)	1,444,295

21,628	American Campus Communities – REIT, (3)	961,365

22,148	American Financial Group	862,000

56,744	Apollo Investments	411,394

33,051	Arthur J. Gallagher & Co.	1,241,396

20,527	Aspen Insurance Holdings, (3)	581,325

50,466	Associated Banc, (3)	672,712

24,295	Astoria Financial, (3)	235,419

23,831	BancorpSouth, (3)	321,004

13,316	Bank of Hawaii, (3)	651,019

44,734	BioMed Realty Trust – REIT, (3)	886,628

21,968	BRE Properties – REIT, (3)	1,153,320

33,679	Brown & Brown Inc.	908,323

22,857	Camden Property Trust – REIT, (3)	1,546,733

22,816	Cathay General Bancorp, (3)	392,892

25,748	CBOE Holdings, (3)	680,777

13,582	City National Corporation	723,377

22,695	Commerce Bancshares Inc.	910,070

20,889	Corporate Office Properties Trust – REIT, (3)	491,936

17,776	Cullen/Frost Bankers, (3)	1,048,073

75,138	Duke Realty – REIT, (3)	1,113,545

43,125	East West Bancorp Inc.	981,956

33,538	Eaton Vance, (3)	882,049

17,309	Equity One – REIT, (3)	359,681

10,096	Essex Property Trust – REIT, (3)	1,594,865

15,405	Everest Reinsurance Group Ltd	1,526,636

18,469	Federal Realty Investment Trust – REIT, (3)	1,859,090

64,269	Fidelity National Title Group Inc., Class A	1,238,464

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

30,585	First American Corporation	$512,299

102,054	First Niagara Financial Group Inc.	912,363

31,679	FirstMerit, (3)	532,208

58,100	Fulton Financial, (3)	609,469

8,387	Greenhill & Company, (3)	325,835

24,581	Hancock Holding, (3)	791,017

13,054	Hanover Insurance Group Inc.	526,859

30,195	HCC Insurance Holdings Inc.	965,032

21,077	Highwoods Properties – REIT, (3)	732,004

14,030	Home Properties – REIT, (3)	856,532

35,828	Hospitality Properties Trust – REIT, (3)	988,136

15,416	International Bancshares Corporation – REIT	304,158

54,646	Janus Capital Group, (3)	414,217

43,610	Jefferies Group, (3)	694,707

12,653	Jones Lang LaSalle Inc.	1,011,481

14,533	Kemper Corporation	435,845

33,808	Liberty Property Trust – REIT, (3)	1,232,302

38,285	Macerich – REIT, (3)	2,357,207

25,466	Mack-Cali Realty – REIT	731,384

10,506	Mercury General, (3)	474,766

35,229	MSCI Inc., Class A Shares, (3)	1,289,029

30,681	National Retail Properties – REIT, (3)	840,046

126,737	New York Community Bancorp, (3)	1,709,682

75,219	Old Republic International Corporation	748,429

30,136	OMEGA Healthcare Investors – REIT	645,212

11,660	Potlatch – REIT	364,958

13,701	Prosperity Bancshares, (3)	639,152

23,692	Protective Life, (3)	693,228

32,342	Raymond James Financial Inc.	1,184,364

35,513	Rayonier – REIT, (3)	1,610,515

38,689	Realty Income – REIT, (3)	1,522,025

26,082	Regency Centers – REIT, (3)	1,172,647

21,282	Reinsurance Group of America, (3)	1,237,335

42,001	SEI Investments Company	848,000

47,177	Senior Housing Properties Trust – REIT, (3)	1,041,668

13,393	Signature Bank, (2), (3)	879,786

25,051	SL Green Realty – REIT, (3)	2,065,204

12,867	StanCorp Financial Group Inc.	493,835

12,656	SVB Financial Group, (2), (3)	811,123

229,798	Synovus Financial, (2)	482,576

16,840	Taubman Centers – REIT, (3)	1,299,711

45,840	TCF Financial, (3)	525,785

18,621	Trustmark, (3)	473,904

64,781	UDR – REIT	1,705,684

54,410	Valley National Bancorp, (3)	685,566

30	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

24,824	Waddell & Reed Financial, Class A, (2)	$793,872

31,175	Washington Federal Inc.	546,810

21,326	Webster Financial, (2)	484,740

35,052	Weingarten Realty Trust – REIT, (2)	930,981

8,145	Westamerica Bancorporation, (2)	373,611

32,395	W.R. Berkley, (3)	1,219,996
	Total Financials	73,520,459
	Health Care – 9.6%

55,260	Allscripts Healthcare Solutions Inc., (3)	612,281

13,957	AmericGroup Corporation, (3)	861,984

5,726	Bio-Rad Laboratories Inc., (3)	618,351

14,574	Catalyst Health Solutions, (2), (3)	1,258,756

14,180	Charles River Laboratories International, Inc.	503,815

25,631	Community Health Systems, Inc.	623,859

13,831	Cooper Companies, Inc.	1,219,479

16,970	Covance, Inc., (2)	793,517

33,853	Endo Pharmaceuticals Holdings, (2)	1,189,594

13,119	Gen-Probe, Inc., (2)	1,069,854

73,801	Health Management Associates Inc., (2)	531,367

24,027	Health Net Inc., (2)	855,601

26,030	Henry Schein, (2), (3)	1,997,542

17,962	Hill Rom Holdings, (3)	582,867

24,941	HMS Holdings, (2), (3)	600,080

76,511	Hologic, (2), (3)	1,462,890

15,969	Idexx Labs, (2), (3)	1,404,154

14,027	Lifepoint Hospitals Inc., (2)	547,334

25,238	Lincare Holdings, (3)	615,807

16,897	Masimo, (3)	373,931

14,241	MEDNAX, (2), (3)	1,000,288

16,947	Medicis Pharmaceutical, Class A, (3)	651,951

9,120	Mettler-Toledo International Inc.	1,635,398

32,951	Omnicare, (3)	1,148,013

18,431	Owens & Minor Inc., (3)	538,922

22,087	Regeneron Pharmaceuticals, (2), (3)	2,987,488

41,821	ResMed, (3)	1,422,332

16,718	STERIS, (3)	525,112

10,590	Techne	708,895

11,820	Teleflex	740,759

16,948	Thoratec	589,960

15,555	United Therapeutics, (2)	680,531

28,057	Universal Health Services, Class B	1,198,314

25,330	VCA Antech	599,308

61,009	Vertex Pharmaceuticals, (2)	2,347,626

12,429	Wellcare Health Plans, (2)	760,406
	Total Health Care	35,258,366

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Industrials – 15.8%

12,214	Acuity Brands, (3)	$678,732

33,973	AECOM Technology, (2)	749,784

28,079	AGCO, (2), (3)	1,307,639

20,567	Alaska Air Group, (3)	695,165

12,146	Alexander and Bald, Inc.	621,389

9,576	Alliant Techsystems	510,401

46,347	Ametek Inc.	2,332,645

30,145	BE Aerospace Inc., (2)	1,417,719

13,595	Brinks Company	345,313

17,923	Carlisle Companies Inc.	986,840

14,580	CLARCOR, Inc.	700,132

13,739	Clean Harbors, (2), (3)	937,549

16,180	Con-Way, Inc., (3)	525,850

30,965	Copart Inc.	817,786

9,665	Corporate Executive Board Company	399,841

28,872	Corrections Corporation of America	834,112

13,982	Crane Company	617,026

14,774	Deluxe, (3)	351,769

43,197	Donaldson Company, Inc.	1,497,208

8,891	Esterline Technologies Corporation, (2)	608,945

53,593	Exelis Inc.	617,927

45,790	Fortune Brands Home & Security, (2)	1,041,265

12,067	FTI Consulting, (3)	438,515

14,695	Gardner Denver	957,232

13,546	GATX Corporation	580,717

14,434	General Cable, (3)	424,937

17,360	Graco Inc.	925,462

9,975	Granite Construction Inc.	277,704

23,359	Harsco Corporation	520,906

13,018	HNI Corporation	313,994

17,290	Hubbell Incorporated, Class B	1,387,350

14,158	Huntington Ingalls Industries Inc., (2)	558,533

24,309	IDEX Corporation	1,052,823

27,526	ITT Industries, (3)	618,234

26,142	J.B. Hunt Transports Serives, (3)	1,446,437

59,622	JetBlue Airways, (3)	283,205

31,887	Kansas City Southern, (2), (3)	2,455,937

42,937	KBR Inc.	1,453,847

23,132	Kennametal, (3)	976,864

16,198	Kirby Corporation	1,075,061

13,855	Korn Ferry International	223,758

13,551	Landstar System, (3)	725,927

14,752	Lennox International, (3)	640,237

24,294	Lincoln Electric Holdings Inc.	1,190,649

32	Nuveen Investments

Shares	Description (1)	Value

	Industrials (continued)

23,244	Manpower Inc.	$990,194

16,816	Miller (Herman) Inc.	328,416

8,940	Mine Safety Appliances Company	379,592

13,315	MSC Industrial Direct Inc., Class A	981,449

17,174	Nordson, (3)	925,679

26,553	Oshkosh Truck Corporation	606,205

28,606	Pentair, (3)	1,239,784

12,073	Regal-Beloit Corporation	816,618

18,743	Rollins Inc.	398,289

18,899	Shaw Group, (2)	572,073

14,862	SPX, (3)	1,141,104

31,848	Terex, (3)	721,039

15,141	Thomas & Betts Corporation	1,088,789

24,381	Timken, (2)	1,377,770

14,682	Towers Watson & Company, Class A Shares	960,203

23,263	Trinity Industries Inc.	688,585

12,516	Triumph Group, (2)	786,255

21,996	United Rentals, (2), (3)	1,026,773

23,090	URS Corporation, (2)	953,848

29,817	UTI Worldwide, Inc.	497,049

6,530	Valmont Industries, Inc.	809,263

13,863	Wabtec Corporation	1,078,264

35,546	Waste Connections, (3)	1,145,648

7,992	Watsco, (3)	575,024

12,890	Werner Enterprises, (3)	304,462

17,421	Woodward Governor, (3)	724,539
	Total Industrials	58,240,280
	Information Technology – 15.1%

11,363	ACI Worldwide, Inc.	452,929

22,679	Acxiom Corporation	311,383

18,511	ADTRAN, (3)	564,956

9,321	Advent Software, (2), (3)	251,574

14,516	Alliance Data Systems, (2), (3)	1,865,161

26,911	ANSYS, (2), (3)	1,804,921

27,458	AOL, (2), (3)	687,548

32,457	Arrow Electronics, (2), (3)	1,364,817

130,798	Atmel, (2), (3)	1,160,178

42,073	Avnet, (2)	1,517,994

35,978	Broadridge Financial Solutions, Inc.	835,049

79,468	Cadence Design Systems, (2), (3)	927,392

28,613	Ciena, (2), (3)	424,045

63,397	Compuware Corporation, (2)	552,822

13,600	Concur Technologies, (3)	769,216

33,606	Convergys, (2), (3)	449,312

30,904	CoreLogic Inc., (2)	516,097

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Information Technology (continued)

33,520	Cree, (2), (3)	$1,035,768

44,915	Cypress Semiconductor Corporation, (2)	696,183

18,133	Diebold Inc.	715,347

9,739	DST Systems Inc.	545,189

13,534	Equinix, (2), (3)	2,222,283

13,085	FactSet Research Systems, (3)	1,372,093

10,452	Fair Isaac Corporation	448,391

36,535	Fairchild Semiconductor International Inc., Class A, (2)	517,701

27,082	Gartner, Class A, (3)	1,186,192

22,729	Global Payments Inc.	1,055,307

31,144	Informatica, (2), (3)	1,433,247

43,536	Ingram Micro, Class A, (2)	847,211

41,012	Integrated Device Technology, (2), (3)	277,651

20,034	International Rectifier Corporation, (2)	437,342

36,724	Intersil Holding Corporation, Class A	377,155

11,552	Itron, (2), (3)	471,322

24,422	Jack Henry & Associates, (3)	829,371

34,773	Lam Research, (2), (3)	1,448,295

24,486	Lender Processing Services Inc.	650,103

6,540	ManTech International, Class A, (3)	205,487

66,632	MEMC Electronic Materials, (2), (3)	239,209

27,611	Mentor Graphics Corporation, (2)	398,979

23,099	Micros Systems, Inc., (2)	1,312,716

35,703	Monster Worldwide, (3)	308,117

26,952	National Instruments, (3)	733,094

45,915	NCR Corporation, (2)	1,079,003

19,551	NeuStar, Inc., (2)	710,679

34,382	Parametric Technology, (3)	741,964

12,303	Plantronics Inc.	471,451

51,475	Polycom, (2), (3)	683,073

28,619	QLogic Corporation, (2)	493,678

16,457	Quest Software Inc., (2)	382,954

30,239	Rackspace Hosting, (2), (3)	1,756,584

80,122	RF Micro Devices, (3)	346,928

45,690	Riverbed Technology, (3)	901,464

31,116	Rovi Corporation	889,918

18,875	Semtech, (3)	514,533

12,251	Silicon Laboratories, (3)	434,788

54,652	Skyworks Solutions, (2)	1,483,255

20,320	Solera Holdings Inc.	913,181

42,288	Synopsys Inc., (2)	1,269,063

11,936	Tech Data, (2), (3)	642,037

105,046	Tellabs, (3)	396,023

48,333	Tibco Software, (2)	1,590,156

36,085	Trimble Navigation	1,953,642

34	Nuveen Investments

Shares	Description (1)	Value

	Information Technology (continued)

22,825	ValueClick, (2), (3)	$483,434

30,735	VeriFone Holdings, (2), (3)	1,464,215

45,599	Vishay Intertechnology, (3)	511,621

11,223	Wright Express, (2)	716,252

15,081	Zebra Technologies, Class A, (2)	584,992
	Total Information Technology	55,634,035
	Materials – 6.0%

25,796	Albemarle Corporation	1,684,479

19,099	AptarGroup Inc.	1,041,086

22,714	Ashland, (3)	1,496,171

18,290	Cabot Corporation	788,848

12,752	Carpenter Technology, (3)	709,776

33,529	Commercial Metals, (3)	495,559

9,579	Compass Minerals International, (3)	732,985

13,343	Cytec Industries, Inc.	848,215

10,661	Domtar Corporation	932,624

8,908	Greif Inc.	477,825

15,271	Intrepid Potash, (2), (3)	379,484

39,778	Louisiana-Pacific, (3)	359,991

13,233	Martin Marietta Materials, (3)	1,096,751

5,142	Minerals Technologies, (3)	345,028

3,072	NewMarket, (3)	685,732

23,221	Olin Corporation	486,712

27,992	Packaging Corp. of America	817,086

21,766	Reliance Steel & Aluminum Company	1,216,502

20,476	Rock-Tenn Company	1,276,269

38,072	RPM International, Inc.	1,011,573

12,526	Scotts Miracle-Gro, Class A, (2)	656,362

14,585	Sensient Technologies Corporation	541,833

14,157	Silgan Holdings, Inc.	621,068

29,163	Sonoco Products Company	966,170

63,532	Steel Dynamics Inc.	811,304

27,072	Valspar, (3)	1,384,733

15,196	Worthington Industries, (3)	271,097
	Total Materials	22,135,263
	Telecommunication Services – 0.4%

27,998	Telephone & Data Systems	680,071

43,291	TW Telecom, (2)	942,878
	Total Telecommunication Services	1,622,949
	Utilities – 4.4%

32,201	Alliant Energy	1,456,773

40,282	Aqua America, (3)	914,804

26,169	Atmos Energy	852,586

12,742	Black Hills	420,613

17,643	Cleco, (3)	719,834

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)					Value

	Utilities (continued)

39,495	Great Plains Energy, (3)					$806,488

27,878	Hawaiian Electric Industries					739,882

14,488	IDACORP, (3)					590,241

54,635	MDU Resources Group Inc.					1,253,327

24,095	National Fuel Gas, (3)					1,140,175

68,454	NV Energy Inc.					1,139,759

28,150	OGE Energy Corp.					1,518,974

23,324	PNM Resources Inc.					437,558

51,610	Questar Corporation					1,019,298

32,522	UGI Corporation					948,992

23,766	Vectren Corporation					699,909

36,558	Westar Energy, (3)					1,048,847

14,937	WGL Holdings Inc.					599,121
	Total Utilities					16,307,181
	Total Common Stocks (cost $280,972,155)					341,690,150

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 35.7%

	Money Market Fund – 35.7%

131,577,685	Mount Vernon Securities Lending Prime Portfolio, 0.276%, (4), (5)					$131,577,685
	Total Investments Purchased with Collateral from Securities Lending (cost $131,577,685)					131,577,685

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 7.8%

	Money Market Funds – 7.2%

26,578,634	First American Treasury Obligations Fund, Class Z	0.000%	(4)	N/A	N/A	$26,578,634
	U.S. Government and Agency Obligations – 0.6%

$2,350	U.S. Treasury Bill, (7)	0.022%		9/20/12	Aaa	2,348,818
	Total Short-Term Investments (cost $28,927,835)					28,927,452
	Total Investments (cost $441,477,675) – 136.1%					502,195,287
	Other Assets Less Liabilities – (36.1)% (8)					(133,187,444)
	Net Assets – 100%					$369,007,843

Investments in Derivatives at April 30, 2012:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P Mid Cap 400 E-Mini Index	Long	277	6/12	$27,411,920	$521,631

36	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at April 30, 2012.

N/A	Not applicable

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 96.2%

	Consumer Discretionary – 13.3%

1,670	1-800-Flowers.com, Class A, (2)	$4,977

1,199	A.H. Belo, Class A Shares	5,288

5,187	Aeropostale, Inc.	115,048

1,591	AFC Enterprises, (3)	27,174

1,138	Ambassadors Group, (3)	6,134

4,290	American Axle and Manufacturing Holdings Inc., (2)	41,570

2,462	American Greetings, Class A, (3)	39,392

1,149	American Public Education, (2), (3)	39,893

550	America’s Car-Mart, Inc., (2)	25,267

1,856	Amerigon, (2), (3)	26,541

2,070	Ameristar Casinos, Inc.	37,219

3,103	Ann, (2), (3)	85,922

1,744	Arbitron Inc.	66,359

840	Archipelago Learning Inc., (2)	9,299

780	Arctic Cat, Inc.	34,507

1,876	Asbury Automotive Group, (3)	52,378

8,072	Ascena Retail Group, (2), (3)	165,315

926	Ascent Media Corporation, (2)	47,689

1,865	Barnes & Noble, (3)	38,699

4,895	Beazer Homes USA, (2), (3)	15,175

2,448	bebe stores, inc.	20,074

5,949	Belo, Class A, (3)	40,096

928	Benihana, Inc.	12,797

1,413	Big 5 Sporting Goods Corporation	11,827

71	Biglari Holdings Inc., (2)	28,849

1,545	BJ’s Restaurants, (2), (3)	66,729

1,200	Black Diamond Group Inc., (2)	11,916

766	Blue Nile, (2), (3)	23,194

333	Blyth, (3)	29,294

1,948	Bob Evans Farms, (3)	74,492

756	Body Central, (2), (3)	22,960

794	Bon-Ton Stores, (3)	4,923

3,519	Boyd Gaming, (3)	27,061

1,237	Bravo Brio Restaurant Group, (2), (3)	24,987

1,148	Bridgepoint Education, (2)	24,751

2,697	Brown Shoe, (3)	24,570

5,721	Brunswick Corporation	150,405

1,730	Buckle, (3)	79,891

1,178	Buffalo Wild Wings, Inc.	98,775

963	Build-A-Bear-Workshop, Inc.	4,343

2,780	Cabela’s, (3)	105,112

2,362	Caesar’s Entertainment, (3)	34,580

4,138	Callaway Golf, (3)	25,366

1,061	Cambium Learning Group, (2)	2,408

38	Nuveen Investments

Shares	Description (1)	Value

	Consumer Discretionary (continued)

929	Capella Education Company	$30,388

830	Caribou Coffee, (3)	13,620

810	Carrols Restaurant Group, (2)	12,215

3,159	Carter’s, (3)	171,534

2,708	Casual Male Retail Group Inc.	8,503

1,660	Cato Corporation	46,198

439	Cavco Industries, Inc.	22,652

1,475	CBRL Group, (3)	84,842

1,275	CEC Entertainment Inc.	48,731

2,353	Central European Media Enterprises, (2), (3)	18,612

7,469	Charming Shoppes, (3)	44,067

3,710	Cheesecake Factory, (3)	116,865

546	Cherokee Inc.	7,087

1,676	Childrens Place Retail Stores, (3)	77,062

2,299	Christopher & Banks Corporation	4,299

807	Churchill Downs Inc.	47,904

5,972	Cinemark Holdings, (3)	137,117

963	Citi Trends, Inc., (2)	10,728

2,014	Coinstar, (2), (3)	126,459

4,677	Coldwater Creek Inc.	4,630

3,954	Collective Brands, (2), (3)	82,125

779	Columbia Sportswear, (3)	36,691

931	Conn’s, (3)	15,222

3,990	Cooper Tire & Rubber, (3)	59,651

732	Core-Mark Holding Company, Inc.	28,255

5,007	Corinthian Colleges Inc.	19,227

5,800	Crocs, (3)	117,160

2,242	Crown Media Holdings, (3)	3,385

521	CSS Industries Inc.	9,977

2,421	Cumulus Media, (3)	8,788

9,538	Dana Holding, (2), (3)	139,446

1,220	Delete Accumulation File	23,631

456	Delta Apparel, (3)	6,525

6,355	Denny’s, (2), (3)	26,310

689	Destination Maternity Corporation	13,670

323	Dial Global Inc., (2)	730

237	Digital Domain Media Group I, (3)	2,015

1,761	Digital Generation Inc	16,342

994	DineEquity, (3)	48,289

3,740	Dominos Pizza, (2), (3)	141,409

694	Dorman Products, Inc.	33,159

1,228	Drew Industries Inc., (2)	36,570

2,025	E.W. Scripps Company, Class A	18,549

382	Einstein Noah Restaurant Group	5,405

1,555	Entercom Communications, (3)	9,625

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Consumer Discretionary (continued)

7,957	Entravision Communications Corporation	$12,492

1,551	Ethan Allen Interiors, (3)	35,983

4,973	Exide Technologies	14,322

3,551	Express, (2)	83,875

3,330	Finish Line, Inc.	74,126

566	Fisher Communications, Inc.	18,559

644	Francescas Holdings, (3)	20,189

2,379	Freds Inc.	34,067

1,070	Fuel Systems Solutions, Inc., (2)	25,092

2,695	Furniture Brands International, Inc.	4,258

1,061	G-iii Apparel Group, (2), (3)	28,488

2,289	Gaylord Entertainment, (3)	72,058

282	Geeknet, (2)	4,103

1,523	Genesco	114,225

733	Global Sources	4,515

1,468	GNC Holdings Inc A	57,340

343	Gordmans Stores Inc.	7,285

1,842	Grand Canyon Education Inc., (2)	32,032

5,470	Gray Television, (3)	9,846

1,460	Group 1 Automotive, (3)	84,505

2,843	Harte-Hanks, (3)	23,881

1,207	Haverty Furniture Companies Inc.	14,484

1,984	Helen of Troy Limited, (2)	68,646

1,083	hhgregg, (2), (3)	11,328

1,760	Hibbett Sporting Goods, (3)	105,107

4,028	Hillenbrand Inc.	84,346

2,569	Hosting Site Network, Inc.	99,420

2,714	Hot Topic, Inc.	26,597

3,936	Hovnanian Enterprises, Class A, (3)	7,872

4,686	Iconix Brand Group, Inc.	71,883

2,585	Interval Leisure Group, (2)	44,669

1,893	International Speedway, Class A	50,524

1,527	iRobot, (3)	36,052

1,900	Isle of Capri Casinos	11,875

2,826	Jack in the Box Inc., Term Loan	64,207

1,748	JAKKS Pacific, (3)	33,334

4,235	Jamba, Inc., (2)	7,877

310	Johnson Outdoors, Inc.	5,726

5,196	Jones Apparel Group Inc.	58,299

1,774	Jos. A. Bank Clothiers, Class A, (3)	84,354

2,776	Journal Communications Inc.	11,631

1,682	K Swiss, Inc.	6,190

1,671	K12, (2), (3)	42,611

4,944	KB Home, (3)	42,914

484	Kenneth Cole Productions	7,710

40	Nuveen Investments

Shares	Description (1)	Value

	Consumer Discretionary (continued)

1,077	Kirkland’s, (3)	$15,767

1,931	Knology, (3)	37,558

3,758	Krispy Kreme Doughnuts	27,546

3,332	La-Z Boy	50,213

2,663	LeapFrog Enterprises, (2), (3)	24,872

1,274	Libbey Inc.	18,180

2,718	Life Time Fitness, (2), (3)	126,550

596	Lifetime Brands, Inc.	6,943

1,905	LIN TV Corporation	7,525

1,451	Lincoln Educational Services Corporation	10,650

2,896	Lions Gate Entertainment, (3)	35,418

1,417	Lithia Motors, (3)	38,018

9,068	Live Nation, (3)	82,156

6,077	Liz Claiborne, Inc.	81,432

1,209	Luby’s Inc.	7,399

1,487	Lumber Liquidators, (2), (3)	43,019

1,202	M/I Homes, Inc., (2)	15,987

764	Mac-Gray Corporation	11,384

1,504	Maidenform Brands Inc., (2)	34,336

1,310	Marcus Corporation	16,388

704	Marine Products Corporation	4,203

1,492	Marinemax Inc.	15,905

1,749	Martha Stewart Living Omnimedia Inc.	6,244

1,896	Matthews International, (3)	56,880

367	Mattress Firm Holding, (3)	14,695

3,707	McClatchy, (3)	10,083

2,409	MDC Holdings, (3)	67,717

1,610	MDC Partners, Inc.	16,615

3,307	Mens Wearhouse Inc.	122,491

2,334	Meredith, (3)	67,289

1,796	Meritage, (2), (3)	50,988

2,989	Modine Manufacturing Company	23,613

572	Monarch Casino & Resort, Inc.	5,537

1,958	Monro Muffler Brake, (3)	80,787

1,523	Morgans Hotel Group Company, (2)	7,554

775	Motorcar Parts of America, Inc.	5,859

1,111	Movado Group Inc.	31,497

1,728	Multimedia Games, Inc.	19,630

570	National American University Holdings Inc.	2,981

3,543	National CineMedia, Inc.	50,629

1,748	New York & Company Inc.	6,905

8,813	New York Times, Class A, (2), (3)	55,610

704	Nexstar Broadcasting Group, Inc., (2)	5,456

1,667	Nutri System, (3)	19,304

17,834	Office Depot, Inc., (2)	54,215

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Consumer Discretionary (continued)

5,524	OfficeMax Inc., (2)	$25,687

1,345	Orbitz Worldwide Inc., (2)	4,909

6,123	Orient Express Hotels Limited, (2)	65,455

886	Outdoor Channel Holdings, Inc.	6,556

744	Overstock.com, (3)	4,486

824	Oxford Industries Inc.	39,544

1,363	P.F. Changs China Bistro, Inc.	54,097

3,047	Pacific Sunwear of California, (3)	4,479

1,199	Papa John’s International, Inc.	48,296

824	Peets Coffee and Tea, (3)	63,300

2,868	Penske Auto Group, (3)	75,830

3,382	Pep Boys, (3)	50,493

783	Perry Ellis International, (3)	14,650

1,220	PetMed Express, (3)	16,433

6,303	Pier 1 Imports, Inc.	108,286

3,979	Pinnacle Entertainment Inc.	44,167

3,095	Pool, (3)	114,236

8,336	Quicksilver, (2), (3)	28,843

553	R.G. Barry Corporation	7,045

641	ReachLocal Inc., (2)	4,846

942	Red Lions Hotels Corporation	7,856

834	Red Robin Gourmet Burgers, (2), (3)	29,740

3,711	Regis, (3)	68,097

3,775	Rent-A-Center, (3)	129,143

610	Rentrak Corporation	11,541

4,182	Ruby Tuesday, (3)	28,438

963	Rue21, (3)	29,227

2,261	Ruth’s Chris Steak House, Inc.	15,646

2,851	Ryland Group, (3)	64,176

231	Saga Communications Inc	8,699

7,409	Saks, (2), (3)	81,203

1,707	Scholastic, (3)	52,149

1,034	School Specialty Inc.	3,381

3,738	Scientific Games, (2)	37,978

3,178	Sealy, (3)	6,547

3,750	Select Comfort, (2), (3)	108,300

345	Shiloh Industries, Inc.	3,171

882	Shoe Carnival, Inc.	17,146

3,471	Shuffle Master, (3)	61,333

1,915	Shutterfly, (2), (3)	59,595

3,240	Sinclair Broadcast Group, Series A	33,307

2,490	Six Flags Entertainment, (3)	119,296

2,406	Skechers USA, Class A, (3)	44,920

618	Skullcandy, (2), (3)	9,962

440	Skyline Corporation	2,416

42	Nuveen Investments

Shares	Description (1)	Value

	Consumer Discretionary (continued)

3,872	Smith & Wesson Holding Corporation	$31,944

2,585	Sonic Automotive, (3)	43,480

3,970	Sonic Corporation	28,663

4,340	Sothebys Holdings, (3)	170,649

2,142	Spartan Motors, Inc.	9,318

758	Speedway Motorsports Inc.	12,931

1,998	Stage Stores Inc.	30,509

1,264	Standard Motor Products Inc.	19,048

6,824	Standard Pacific, (2), (3)	34,529

1,764	Stein Mart, Inc.	11,325

965	Steiner Leisure Limited, (2)	45,316

423	Steinway Musical Instrument Inc.	10,664

2,430	Steven Madden, (3)	105,000

5,062	Stewart Enterprises, Class A, (3)	31,992

1,699	Stoneridge Inc., (2)	14,645

786	Strayer Education, (3)	77,562

1,212	Sturm, Ruger & Company, (3)	69,169

857	Summer Infant Inc.	4,585

1,503	Superior Industries International Inc.	25,716

694	Systemax, (3)	11,916

4,491	Talbots, (3)	13,293

458	Teavana, (3)	9,568

3,901	Tenneco, (2), (3)	120,268

4,043	Texas Roadhouse, (3)	69,742

423	Tower International Inc	4,501

1,317	Town Sports International, (2)	16,884

1,657	True Religion Apparel, (2)	45,004

2,769	Tuesday Morning Corporation	11,187

894	Unifi Inc.	9,941

965	Univeral Electronics Inc.	16,328

1,447	Universal Technical Institute Inc.	17,364

950	U.S. Auto Parts Network, Inc., (2)	3,439

2,313	Vail Resorts, (3)	94,324

2,875	Vallassis Communications, (3)	57,500

86	Value Line, (3)	1,047

2,629	ValueVision Media, (2), (3)	4,259

1,272	Vera Bradley , (2), (3)	33,047

1,595	Vitamin Shoppe, (2), (3)	75,077

1,160	VOXX International Corp	14,720

2,600	Warnaco Group, (3)	137,696

950	West Marine, Inc.	11,125

5,815	Wet Seal Inc.	19,131

460	Weyco Group, Inc.	11,219

142	Winmark Corporation	8,142

1,871	Winnebago Industries, (3)	18,242

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Consumer Discretionary (continued)

3,188	Wolverine World Wide Inc.	$133,737

1,600	World Wrestling Entertainment, (3)	12,608

1,425	Zagg, (2), (3)	18,568

2,064	Zale Corporation	5,655

1,365	Zumiez, Inc.	50,041
	Total Consumer Discretionary	10,669,363
	Consumer Staples – 3.4%

205	Alico Inc.	4,662

5,595	Alliance One International, (3)	19,806

1,195	Andersons, (3)	60,228

6	Arden Group, Inc.	531

3,078	B&G Foods, (3)	68,455

527	Boston Beer, (3)	54,450

761	Calavo Growers, (3)	21,825

851	Cal-Maine Foods, (3)	30,662

2,439	Casey’s General Stores, (3)	137,438

4,672	Central European Distribution, (3)	22,799

2,693	Central Garden & Pet, (3)	28,788

2,917	Chiquita Brands International Inc.	24,795

265	Coca-Cola Bottling Company Consolidated	17,000

668	Craft Brewers Alliance Inc.	5,144

7,517	Darling International Inc.	123,128

1,415	Diamond Foods, (3)	29,574

2,305	Dole Food Company, (3)	19,546

1,570	Elizabeth Arden, (2), (3)	61,199

436	Farmer Brothers Company	3,968

1,186	Female Health Company	7,128

2,345	Fresh Del Monte Produce Inc.	54,334

1,731	Fresh Market, (2), (3)	88,575

160	Griffin Land & Nurseries, Inc.	3,853

2,300	Hain Celestial Group, (2), (3)	108,790

581	Harbinger Group	2,998

3,157	Harris Teeter Supermarket, (3)	119,871

787	Imperial Sugar Company	3,187

810	Ingles Markets	14,086

1,034	Inter Parfums	16,286

857	J&K Snack Foods Corporation	48,043

1,137	Lancaster Colony, (3)	74,144

294	Lifeway Foods, Inc.	2,452

502	Limoneira, (3)	8,439

885	Medifast, (2), (3)	17,010

772	MGP Ingredients Inc	3,590

778	Nash Finch Company	19,528

666	National Beverage Corporation	9,897

718	Nature’s Sunshine Products, (3)	11,115

44	Nuveen Investments

Shares	Description (1)	Value

	Consumer Staples (continued)

3,520	Nu Skin Enterprises, Inc., Class A	$187,616

591	Nutraceutical International Corporation, (2)	9,060

320	Oil Dri Corporation	6,771

1,243	Omega Protein Corporation, (2)	8,900

1,477	Pantry, Inc.	18,847

3,841	Pilgrim’s Pride Corporation, (2)	27,425

3,231	Prestige Brands Holdings, (2)	54,895

1,142	PriceSmart, Inc.	94,261

944	Primo Water, (2), (3)	1,416

697	Revlon, Class A, (3)	11,905

37,864	Rite Aid Corporation	54,903

574	Roundys Inc.	7,106

1,328	Sanderson Farms, (3)	68,538

716	Schiff Nutrition International Inc.	11,778

593	Seneca Foods Corporation	13,811

3,823	Smart Balance, (2), (3)	22,556

3,035	Snyders-Lance, (3)	78,546

1,419	Spartan Stores, Inc.	25,868

1,074	Spectrum Brands, (2), (3)	37,064

6,879	Star Scientific, (2), (3)	24,420

604	Susser Holdings Corporation	16,121

1,112	Synutra International, (2), (3)	6,394

665	The Chef’s Warehouse Inc.	16,080

1,614	Tootsie Roll Industries, (3)	38,429

2,282	Treehouse Foods, (2), (3)	131,238

3,107	United Natural Foods	153,144

1,375	Universal, (3)	63,016

387	USANA Health Sciences, (2), (3)	16,138

2,530	Vector Group, (3)	43,896

371	Village Super Market, Inc.	10,240

962	WD-40 Company	43,367

618	Weis Markets, (3)	27,563
	Total Consumer Staples	2,678,636
	Energy – 6.3%

5,287	Abraxas Petroleum, (3)	15,755

666	Alon USA Energy, Inc.	6,021

1,134	Amyris, (2), (3)	3,549

587	Apco Oil and Gas International, (3)	24,625

1,673	Approach Resources, (2), (3)	60,027

2,861	ATP Oil & Gas, (2), (3)	21,629

1,549	Basic Energy Services, Inc., (2)	22,306

3,312	Berry Petroleum, (3)	150,862

3,033	Bill Barrett, (2), (3)	72,731

626	Bonanza Creek Energy, (3)	13,753

6,559	BPZ Resources, (3)	26,564

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Energy (continued)

2,333	Bristow Group, (3)	$113,967

766	C&J Energy Services, (3)	14,439

6,130	Cal Dive International Inc., (2)	23,723

2,513	Callon Petroleum Company Del, (2)	14,601

3,768	CAMAC Energy, (3)	2,939

2,501	Carrizo Oil & Gas, (2), (3)	70,128

369	Ceres	4,974

9,869	Cheniere Energy, (2)	180,701

379	Clayton Williams Energy, (3)	27,872

3,185	Clean Energy Fuels, (2), (3)	61,279

3,917	Cloud Peak Energy, (2)	60,283

3,060	Comstock Resources, (3)	53,764

784	Contango Oil & Gas, (2), (3)	42,540

1,402	Crimson Exploration, (2), (3)	7,641

2,436	Crosstex Energy, (3)	36,296

5,641	CVTR Energy Inc., (2)	171,261

509	Dawson Geophysical Company	13,667

879	Delek U.S. Holdings, (3)	14,328

4,141	DHT Maritime, (3)	3,313

2,208	Dril Quip, (3) .	148,797

2,386	Endeavor International, (2), (3)	29,777

1,860	Energy Partners, (2), (3)	30,281

4,839	Energy XXI, (2), (3)	182,334

1,032	Evolution Petroleum Corporation, (2)	9,123

4,107	Exterran Holdings, Inc., (2)	55,486

3,311	Frontline, (3)	21,687

3,361	FX Energy, (3)	19,090

3,730	Gastar Exploration, Limited	10,481

1,537	Geokinetics, (3)	2,720

1,289	GeoResources, Inc.	48,608

382	Gevo, (3)	3,702

1,164	Global Geophysical Services, (2), (3)	11,139

4,134	GMX Resources, (2), (3)	5,664

2,563	Golar LNG, (3)	94,780

1,664	Goodrich Petroleum, (2), (3)	27,905

1,203	Great Plains Renewable Energy, Inc.	9,612

1,094	Gulf Island Fabrication, (3) .	30,654

1,525	Gulfmark Offshore Inc.	73,459

2,929	Gulfport Energy Corporation	76,769

288	Hallador Energy Company	2,324

2,183	Harvest Natural Resources Inc., (2)	15,019

6,451	Heckmann, (3)	24,514

6,811	Helix Energy Solutions Group, (2)	139,013

8,507	Hercules Offshore, (3)	43,216

1,985	Hornbeck Offshore Services Inc., (2)	82,636

46	Nuveen Investments

Shares	Description (1)	Value

	Energy (continued)

1,062	Houston American Energy, (3)	$2,453

10,718	Hyperdynamics, (3)	10,005

8,441	ION Geophysical Corporation	52,587

69	Isramco, Inc.	6,403

2,283	James River Coal, (3)	11,324

8,016	Key Energy Services Inc.	101,483

694	Kior, Class A, (3)	6,801

1,412	Knightsbridge Tankers Limited	17,876

16,554	Kodiak Oil & Gas Corporation, (2)	146,503

1,433	L&L Energy Inc., (2)	3,224

2,011	Lufkin Industries, (3)	154,525

7,155	Magnum Hunter Resources, (2), (3)	44,433

888	Matador Resources, (3)	10,283

1,698	Matrix Service Company	23,178

6,312	McMoran Exploration, (3)	55,546

1,995	Miller Energy Resources, (3)	10,833

772	Mitcham Industries, Inc.	18,343

785	Natural Gas Services Group, (2)	10,236

5,807	Newpark Resources, (3)	36,933

3,399	Nordic American Tanker Shipping, (3)	49,353

4,057	Northern Oil and Gas, (3)	78,828

3,825	Oasis Petroleum, (3)	126,493

1,710	Overseas Shipholding Group, (3)	20,007

278	OYO Geospace Corporation	32,031

451	Panhandle Oil and Gas Inc.	12,425

7,496	Parker Drilling, (2)	38,754

5,866	Patriot Coal, (2), (3)	34,199

2,934	Penn Virginia, (3)	15,022

1,509	Pertoleum Development, (3)	51,895

3,599	Petroquest Energy, (2), (3)	21,738

838	PHI Inc Non-Voting, (2)	22,316

3,958	Pioneer Drilling Company	31,189

211	Renewable Energy Group Inc.	1,914

14,318	Rentech, Inc.	33,075

2,966	Resolute Energy, (2), (3)	31,469

2,676	Rex Energy, (3)	28,125

396	Rex Stores Corporation	10,985

376	RigNet, Inc.	6,422

3,405	Rosetta Resources, (3)	171,169

643	Sanchez Energy, (3)	15,586

1,924	Scorpio Tankers, (2), (3)	13,025

2,401	SemGroup Corporation, A Shares, (2)	76,352

2,893	Ship Financial International Limited	40,068

643	Solazyme, (2), (3)	7,073

3,148	Stone Energy, (2), (3)	88,301

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Energy (continued)

2,725	Swift Energy Company	$82,431

5,672	Syntroleum, (3)	5,332

1,056	Targa Resources, (3)	50,783

3,384	Teekay Tankers, Class A, (3)	17,461

1,938	Tesco Corporation, (2)	31,648

4,935	TETRA Technologies, (2), (3)	42,984

2,760	Triangle Petroleum, (3)	17,968

973	Union Drilling, Inc., (2)	5,420

4,149	Uranerz Energy, (2), (3)	7,261

4,836	Uranium Energy, (3)	14,266

6,000	Uranium Resources, (3)	5,220

6,649	UR-Energy Inc	7,247

7,456	USEC, (2), (3)	6,275

3,286	Vaalco Energy Inc., (2)	29,804

11,223	Vantage Drilling, (2), (3)	17,732

1,900	Venoco Inc., (2)	21,109

3,018	Voyager Oil & Gas, (3)	7,666

2,240	W&T Offshore, (3)	44,285

4,589	Warren Resources Inc., (2)	14,180

3,146	Western Refining Inc.	59,931

635	Westmoreland Coal Company	6,407

2,509	Willbros Group, (3)	13,549

4,390	World Fuel Services, (3)	193,423

1,952	Zion Oil & Gas, (3)	4,841
	Total Energy	5,022,334
	Financials – 22.1%

978	1st Source, (3)	22,191

1,750	1st United Bancorp, (2), (3)	10,605

2,736	Acadia Realty Trust – REIT, (3)	63,420

604	AG Mortgage Investment Trust	11,959

729	Agree Realty – REIT	16,621

132	Alexander’s – REIT	51,431

304	Alliance Financial Corporation	9,275

5,830	Alterra Capital Holdings, (3)	139,512

1,956	American Assets Trust Inc	45,986

4,754	American Campus Communities – REIT, (3)	211,315

1,130	American Capital Mortgage Investment, (3)	25,685

3,823	American Equity Investment Life Holding, (3)	46,870

671	American Safety Insurance Holdings, (2)	12,702

1,526	Ameris Bancorp, (2), (3)	18,922

1,181	Amerisafe, Inc., (2)	31,556

532	Ames National, (3)	11,747

1,549	Amtrust Financial Services, (3)	42,195

8,607	Anworth Mortgage Asset – REIT	58,011

1,322	Apollo Commercial Real Estate Finance – REIT	21,324

12,588	Apollo Investment	91,263

48	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

1,396	Apollo Residential Mortgage – REIT	$25,337

1,763	Argo Group International Holdings Inc.	50,880

413	Arlington Asset Investment Corporation	9,710

11,401	Armour Residential – REIT, (3)	79,579

652	Arrow Financial Corporation	15,609

2,010	Artio Global Investors, (3)	7,276

3,354	Ashford Hospitality Trust – REIT	28,643

2,663	Associated Estates Realty – REIT	45,085

5,587	Astoria Financial, (3)	54,138

574	AV Homes Inc.	7,158

538	Baldwin & Lyons, Class B, (3)	11,712

411	BancFirst Corporation	17,139

1,787	Banco Latinoamericano de Exportaciones S.A, (3)	37,259

1,880	Bancorp, Inc., (2)	19,308

6,068	BancorpSouth, (3)	81,736

2,955	Bank Mutual Corporation	11,525

370	Bank of Kentucky Financial Corporation	9,328

341	Bank of Marin Bancorp California	12,641

1,803	Bank of the Ozarks, (3)	55,713

1,303	BankFinancial Corporation	8,678

1,127	Banner Corporation	24,738

4,768	BBCN Bancorp Inc.	52,353

2,137	Beneficial Mutual Bancorp Inc., (2)	18,528

1,333	Berkshire Hills Bancorp, Inc.	30,246

4,857	BGC Partners Inc., Class A	33,853

9,884	BioMed Realty Trust – REIT, (3)	195,901

4,692	BlackRock Kelso Capital, (3)	45,278

528	BofI Holdings, Inc., (2)	9,383

4,947	Boston Private Financial Holdings, (3)	46,106

432	Bridge Bancorp, (3)	8,415

588	Bridge Capital Holdings, (3)	8,991

4,147	Brookline Bancorp, (3)	37,240

733	Bryn Mawr Bank	15,752

1,219	Calamos Asset Management, Class A, (3)	15,749

131	California First National Bancorp.	2,083

493	Camden National, (3)	16,032

1,804	Campus Crest Communities – REIT, (3)	21,017

738	Cape Bancorp Inc.	6,007

898	Capital Bank Corporation	2,065

733	Capital City Bank	6,121

189	Capital Southwest Corporation	18,091

4,373	CapLease – REIT	18,148

5,423	Capstead Mortgage – REIT	74,458

1,858	Cardinal Financial, (3)	22,426

385	Cascade Bancorp	2,191

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

1,889	Cash America International, (3)	$88,311

5,053	Cathay General Bancorp.	87,013

9,532	CBL & Associates Properties – REIT, (3)	177,581

3,603	Cedar Shopping Centers – REIT, (3)	18,808

776	Center Bancorp, Inc.	8,202

1,930	Centerstate Banks of Florida, Inc.	15,517

986	Central Pacific Financial Corporation, (2)	14,021

222	Century Bancorp, Inc.	6,098

399	Charter Financial Corporation	3,591

889	Chatham Lodging Trust – REIT	11,557

1,763	Chemical Financial Corporation	38,909

2,067	Chesapeake Lodging Trust – REIT, (3)	37,413

2,251	CIF, (3)	13,461

782	Citizens & Northern, (3)	14,811

2,436	Citizens, (3)	23,410

979	City Holding, (3)	32,650

550	Clifton Savings Bancorp, Inc.	5,621

789	CNB Financial Corporation	12,971

15,930	CNO Financial Group, (2), (3)	115,811

2,089	Cobiz, (3)	13,056

1,142	Cohen & Steers Inc.	40,244

5,363	Colonial Properties Trust – REIT, (3)	119,970

2,115	Colony Financial – REIT	35,934

2,536	Columbia Banking Systems, (3)	51,963

2,500	Community Bank System, (3)	70,300

830	Community Trust Bancorp, (3)	26,519

2,594	Compass Diversified Trust, (3)	38,080

270	Consolidated Tomoka Land, (3)	7,938

1,236	Coresite Realty, (3)	30,789

5,860	Cousins Properties – REIT, (3)	46,060

4,297	Cowen Group, Class A, (3)	10,828

1,657	Crawford & Co	7,904

410	Credit Acceptance Corporation	38,552

3,430	Crexus Investment – REIT	35,981

7,875	CubeSmart – REIT, (3)	98,910

5,739	CVB Financial	66,400

7,177	CYS Investments – REIT, (3)	98,540

15,785	DCT Industrial Trust – REIT, (3)	93,605

3,102	Delphi Financial Group, Inc.	140,893

2,793	DFC Global, (3)	48,822

164	Diamond Hill Investment Group, Inc.	12,446

10,754	DiamondRock Hospitality – REIT, (3)	114,315

1,999	Dime Community Bancshares, Inc.	27,706

498	Donegal Group, Inc., B	6,783

8,179	Doral Financial Group, (2)	14,968

50	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

1,952	Duff & Phelps Corporation, Class A, (3)	$31,037

3,780	Dupont Fabros Technology – REIT, (3)	102,627

3,476	Dynex Capital – REIT, (3)	32,779

1,076	Eagle Bancorp, Inc.	19,142

1,738	EastGroup Properties – REIT, (3)	87,421

1,302	Edelman Finacnial Group Inc.	11,497

5,911	Education Realty Trust – REIT, (3)	66,617

1,288	eHealth, (2), (3)	22,823

296	EMC Insurance Group Inc.	5,852

2,241	Employers Holdings, Inc.	38,814

543	Encore Bancshares, (2), (3)	11,137

443	Enstar Group, Limited, (2)	41,717

375	Enterprise Bancorp, Inc.	6,034

1,022	Enterprise Financial Services Corporation	12,356

2,996	Entertainment Properties Trust – REIT	143,778

948	Epoch Holding Corporation	25,596

2,085	Equity Lifestyles Properties – REIT, (3)	145,825

3,447	Equity One – REIT, (3)	71,629

801	ESB Financial, (3)	10,757

656	ESSA Bancorp Inc.	6,396

1,350	Evercore Partners, (3)	35,681

1,989	Excel Trust – REIT	23,848

6,611	Extra Space Storage – REIT, (3)	200,644

3,016	EZCORP, Inc.	80,799

8,732	F.N.B., (3)	99,108

902	FBL Financial Group Inc.	26,266

3,120	FBR Capital Markets Corporation, (2)	8,268

632	Federal Agricultural Mortgage, (3)	14,448

7,997	FelCor Lodging Trust – REIT, (2), (3)	33,747

346	Fidus Investment, (3)	4,692

5,293	Fifth Street Finance, (3)	51,977

2,461	Financial Engines, (3)	56,209

887	Financial Institutions, (3)	15,008

6,758	First American Corporation	113,197

564	First Bancorp Maine	8,184

971	First Bancorp of North Carolina, Inc.	9,729

4,951	First Busey, (3)	22,973

2,012	First Cash Financial Services, Inc., (2)	82,412

6,740	First Commonwealth Financial, (3)	43,338

1,021	First Community Bancshares, Inc.	13,671

1,149	First Connecticut Bancorp, (3)	15,155

624	First Defiance Financial Corporation	10,720

3,743	First Financial Bancorp.	62,920

2,019	First Financial Bankshares, (3)	68,323

715	First Financial Corporation	21,450

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

1,062	First Financial Holdings, Inc.	$12,255

5,564	First Industrial Realty Trust – REIT, (2)	68,660

1,013	First Interstate BancSystem Inc., Montana	14,273

3,543	First Marblehead Corporation	3,756

1,648	First Merchants Corporation	20,320

4,790	First Midwest Bancorp, Inc.	51,014

491	First of Long Island Corporation	13,517

651	First Pactrust Bancorp, Inc.	7,154

3,215	First Potomac Realty Trust – REIT	39,995

7,020	FirstMerit, (3)	117,936

12,562	Flagstar Bancorp Inc.	10,934

3,367	Flagstone Reinsurance Holdings SA	25,253

2,016	Flushing Financial, (3)	26,268

2,276	Forestar Real Estate Group, (2), (3)	35,005

376	Fortegra Financial Corp	3,121

879	Fox Chase Bancorp.	11,181

803	Franklin Financial Corporation, (2), (3)	11,547

4,537	Franklin Street Properties – REIT	45,688

383	FX Alliance, (3)	6,645

1,113	FXCM INC-A	12,889

432	Gain Capital Holdings Inc	2,216

441	GAMCO Investors Inc.	19,871

809	German American Bancorp, (3)	15,403

1,659	Getty Realty – REIT, (3)	26,245

4,540	GFI Group, Inc.	14,982

4,621	Glacier Bancorp, Inc.	68,853

1,352	Gladstone Capital – REIT	10,830

704	Gladstone Commercial – REIT	11,961

1,419	Gladstone Investment Corporation	10,529

4,724	Gleacher & Company Inc.	4,913

8,947	Glimcher Realty Trust	88,486

826	Global Indemnity PLC, (2)	14,876

766	Golub Capital BDC, (3)	11,383

2,275	Government Properties Income Trust – REIT	52,826

653	Great Southern Bancorp, (3)	15,698

1,801	Greenlight Capital Re, Ltd, (2)	44,845

776	Hallmark Financial Services, Inc., (2)	5,836

631	Hampton Roads Bankshares Inc.	1,994

4,902	Hancock Holding, (3)	157,746

2,023	Hanmi Financial Corporation	21,100

753	Harleysville Group, (3)	45,135

1,992	Harris & Harris Group, Inc.	8,028

6,101	Hatteras Financial – REIT	177,722

5,000	Healthcare Realty Trust – REIT, (3)	107,400

855	Heartland Financial USA, (3)	15,835

52	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

3,143	Hercules Technology Growth Capital, Inc.	$35,862

1,339	Heritage Commerce Corporation	9,025

1,005	Heritage Financial Corporation	13,166

9,044	Hersha Hospitality Trust – REIT	52,003

1,866	HFF, Class A, (2), (3)	30,490

4,633	Highwoods Properties – REIT, (3)	160,904

2,560	Hilltop Holdings	20,301

1,337	Home Bancshares	38,960

1,024	Home Federal Bancorp	10,025

856	Home Loan Servicing Solutions, (3)	11,864

3,086	Home Properties – REIT, (3)	188,400

111	HomeStreet Inc.	3,876

2,563	Horace Mann Educators Corporation	44,981

1,417	Hudson Pacific Properties – REIT	22,431

1,002	Hudson Valley Holding Corporation	18,367

1,897	IberiaBank, (3)	96,880

2,383	ICG Group Inc., (2)	22,591

1,131	Imperial Holdings Inc	4,332

521	Independence Holding Company	5,538

1,378	Independent Bank, (3)	38,680

797	Infinity Property and Casualty Corporation	42,568

4,955	Inland Real Estate – REIT	42,613

3,405	International Bancshares Corporation	67,181

852	INTL FCStone Inc., (2)	18,318

7,414	Invesco Mortgage Capital – REIT, (3)	130,783

2,650	Investment Technology Group, (2)	27,030

2,974	Investors Bancorp, Inc., (2)	45,919

5,157	Investors Real Estate Trust – REIT	37,234

5,264	iStar Financial – REIT, (2), (3)	36,427

974	JMP Group Inc.	7,217

274	Kansas City Life Insurance Company	8,916

2,122	KBW, (3)	36,159

771	Kearny Financial Corporation	7,479

1,731	Kennedy-Wilson Holdings, (3)	24,338

4,388	Kilroy Realty – REIT, (3)	208,211

3,578	Kite Realty Group Trust – REIT	18,284

6,448	Knight Trading Group, (3)	84,727

1,229	Kohlberg Capital Corporation	7,583

6,838	Ladenburg Thalmann Financial Services, (2), (3)	11,283

1,462	Lakeland Bancorp, Inc.	13,363

1,040	Lakeland Financial Corporation	27,082

5,466	LaSalle Hotel Properties – REIT, (3)	160,755

7,692	Lexington Corporate Properties Trust – REIT, (3)	68,459

1,949	LTC Properties – REIT	64,863

3,248	Maiden Holdings, Ltd	26,958

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

1,473	Main Street Capital, (3)	$37,724

1,293	Mainsource Financial Group	15,115

804	Manning and Napier Inc.	11,658

1,844	Marketaxess	63,268

557	Marlin Business Services Corporation	8,177

3,497	MB Financial, Inc.	72,283

4,952	MCG Capital Corporation	20,749

3,422	Meadowbrook Insurance Group, Inc.	30,216

909	Medallion Financial Corporation	9,935

8,633	Medical Properties Trust – REIT, (3)	80,978

715	Medley Capital Corp	8,072

308	Merchants Bancshares, Inc.	8,279

509	Meridian Interstate Bancorp, (2), (3)	6,821

890	Metro Bancorp, Inc., (2)	10,297

22,877	MFA Mortgage Investments – REIT, (3)	168,832

12,057	MGIC Investment, (2), (3)	41,717

2,357	Mid-America Apartment Communities – REIT, (3)	160,441

491	Midsouth Bancorp Inc.	6,923

1,137	Mission West Properties – REIT	9,983

2,522	Monmouth Real Estate Investment – REIT	25,876

4,007	Montpelier Re Holdings Limited	82,224

3,152	MPG Office Trust – REIT, (3)	6,651

1,542	MVC Capital Inc.	20,354

445	National Bankshares, (3)	13,221

2,659	National Financial Partners, (2), (3)	39,220

1,566	National Health Investors – REIT, (3)	77,470

443	National Interstate Corporation	10,632

7,949	National Penn Bancshares, Inc.	73,290

6,711	National Retail Properties – REIT, (3)	183,747

141	National Western Life Insurance Company	19,184

693	Navigators Group, Inc.	32,918

2,212	NBT Bancorp, Inc.	45,457

1,657	Nelnet Inc.	42,784

1,697	Netspend Holdings, Inc., (2)	12,948

468	New Mountain Finance Corp	6,323

7,962	Newcastle Investment – REIT, (3)	56,291

1,753	Newstar Financial, Inc., (2)	20,808

1,390	NGP Capital Resources Company	8,465

624	Nicholas Financial, Inc.	8,256

987	Northfield Bancorp, (3)	13,779

7,274	Northstar Realty Finance – REIT	41,462

5,849	Northwest Bancshares, (3)	72,060

858	OceanFirst Financial Corporation	12,501

6,156	Ocwen Financial, (2), (3)	91,786

6,086	Old National Bancorp.	78,023

54	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

6,528	Omega Healthcare Investors – REIT, (3)	$139,764

720	OmniAmerican Bancorp Inc., (2)	14,436

712	One Liberty Properties – REIT	13,464

1,426	OneBeacon Insurance Group Limited, Class A	20,292

662	Oppenheimer Holdings Inc., Class A	11,294

2,716	Oriental Financial Group Inc.	32,103

2,749	Oritani Financial Corporation	40,740

448	Orrstown Financial Services Inc.	3,463

246	Pacific Capital Bancorp	11,205

1,183	Pacific Continental Corporation	10,517

1,944	Pacwest Bancorp.	46,306

829	Park National, (3)	55,750

2,059	Park Sterling Bank Inc., (2)	9,698

1,411	Parkway Properties – REIT	13,955

3,270	Pebblebrook Hotel Trust – REIT, (3)	78,742

3,575	Penn Real Estate Investment Trust – REIT, (3)	50,372

3,525	Pennantpark Investment Corporation	36,836

233	Penns Woods Bancorp, Inc.	9,190

1,928	PennyMac Mortgage Investment Trust – REIT	39,119

678	Peoples Bancorp, (3)	12,468

3,614	PHH, (3)	56,017

7,473	Phoenix Companies, (2), (3)	15,693

1,459	PICO Holdings, Inc.	35,031

2,194	Pinnacle Financial Partners, Inc., (2)	40,150

1,016	Piper Jaffray Companies	24,638

2,237	Platinum Underwriters Holdings, (3)	81,919

3,404	Post Properties – REIT, (3)	165,775

2,579	Potlatch – REIT	80,723

1,519	Presidential Life Corporation	17,590

2,103	Primerica Inc.	55,162

3,858	Privatebancorp, Inc.	60,686

1,964	ProAssurance Corporation	173,009

7,005	Prospect Capital, (3)	76,495

3,013	Prosperity Bancshares, (3)	140,556

3,885	Provident Financial Services Inc.	57,110

2,444	Provident New York Bancorp.	20,627

1,195	PS Business Parks – REIT, (3)	81,559

624	Pzena Investments Management, Inc.	3,675

8,552	Radian Group, (3)	26,682

3,201	RAIT Financial Trust – REIT, (3)	15,493

2,475	Ramco-Gershenson Properties Trust – REIT, (3)	29,799

5,046	Redwood Trust – REIT, (3)	58,937

1,609	Renasant Corporation	25,744

636	Republic Bancorp, Inc.	14,965

5,339	Resource Capital – REIT	28,831

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

2,781	Retail Opportunity Investments, (3)	$33,789

1,171	RLI Corporation	80,658

1,770	RLJ Lodging Trust – REIT	33,241

1,799	Rockville Financial Inc.	21,066

483	Roma Financial Corporation	4,560

1,802	S&T Bancorp, (3)	33,733

2,368	Sabra Health Care Real Estate Investment Trust – REIT	39,640

1,328	Safeguard Scientifics Inc.	21,726

731	Safety Insurance Group, Inc.	29,130

1,547	Sandy Spring Bancorp, Inc.	27,861

471	Saul Centers – REIT	18,845

897	SCBT Financial, (3)	30,848

1,286	Seabright Insurance Holdings, (3)	11,561

4,656	Seacoast Banking Corporation of Florida	7,543

3,470	Selective Insurance Group Inc.	60,690

763	Sierra Bancorp.	6,989

2,961	Signature Bank, (2), (3)	194,508

1,113	Simmons First National, (3)	27,090

2,344	Solar Capital Limited	48,661

499	Solar Senior Capital Ltd	8,089

1,108	Southside Bancshares, (3)	22,620

1,248	Southwest Bancorp, Inc.	11,344

1,778	Sovran Self Storage – REIT, (3)	93,701

1,020	STAG Industrial Inc.	14,198

5,989	Starwood Property Trust – REIT	124,990

940	State Auto Financial Corporation	13,470

2,031	State Bank Financial, (2), (3)	35,035

1,476	StellarOne Corporation	18,465

1,987	Sterling Bancorp.	18,896

1,723	Sterling Financial, (3)	33,461

1,168	Stewart Information Services, (3)	17,193

3,451	Stifel Financial, (3)	125,685

12,084	Strategic Hotels & Resorts – REIT, (2)	82,292

629	Suffolk Bancorp.	7,473

1,754	Summit Hotel Properties – REIT	14,663

2,556	Sun Bancorp, Inc., (2)	7,387

1,699	Sun Communities – REIT	74,331

7,594	Sunstone Hotel Investors – REIT	77,459

11,792	Susquehanna Bancshs Inc.	122,283

2,755	SVB Financial, (2), (3)	176,568

1,872	SWS Group Inc.	10,558

722	SY Bancorp, (3)	16,750

4,342	Symetra Financial Corporation	52,799

5,520	Tanger Factory Outlet Centers – REIT, (3)	172,886

977	Taylor Capital Group, (3)	13,600

56	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

2,073	Technology Investment Capital Corporation	$19,092

835	Tejon Ranch Company	24,933

856	Terreno Realty – REIT	12,241

710	Territorial Bancorp Inc.	15,421

2,392	Texas Capital BancShares, (2), (3)	90,202

595	THL Credit Inc.	7,497

501	Tompkins Financial, (3)	18,963

2,369	Tower Group, (3)	51,123

1,565	Towne Bank, (3)	20,376

1,737	Triangle Capital, (3)	35,105

903	Trico Bancshares	14,845

5,975	TrustCo Bank, (3)	32,683

4,111	Trustmark, (3)	104,625

13,474	Two Harbors Investment – REIT	140,938

2,056	UMB Financial Corporation	98,791

777	UMH Properties – REIT	9,161

7,365	Umpqua Holdings, (3)	97,513

1,301	Union First Market Bankshares Corporation	18,162

3,224	United Bankshares, (3)	85,210

2,671	United Community Banks, (2), (3)	25,134

932	United Financial Bancorp.	14,949

1,383	United Fire Group Inc	23,815

762	Universal Health Realty Income Trust – REIT	30,815

1,204	Universal Insurance Holdings Inc.	4,985

1,077	Univest Corporation of Pennsylvania	17,340

1,481	Urstadt Biddle Properties – REIT	28,494

2,016	ViewPoint Financial Group	32,075

1,504	Virginia Commerce Bancorp, Inc., (2)	11,776

424	Virtus Investment Partners Inc., (2)	35,786

621	Walker & Dunlop Inc	8,104

1,658	Walter Investment Management Corporation	33,541

985	Washington Banking, (3)	13,731

4,236	Washington Real Estate Investment Trust – REIT, (3)	125,174

915	Washington Trust Bancorp, (3)	21,658

4,628	Webster Financial, (3)	105,194

1,484	WesBanco, Inc.	30,392

999	West Bancorp, Inc.	9,590

1,238	West Coast Bancorp.	24,191

1,730	Westamerica Bancorp, (3)	79,355

4,455	Western Alliance Bancorporation, (2), (3)	39,115

1,623	Westfield Financial Inc.	12,124

401	Westwood Holding Group Inc.	14,749

482	Whitestone – REIT	6,661

3,952	Wilshire Bancorp, Inc., (2)	21,183

1,844	Winthrop Realty Trust – REIT	19,675

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

2,246	Wintrust Financial, (3)	$81,148

966	World Acceptance, (3)	64,249

412	WSFS Financial Corporation	16,443
	Total Financials	17,697,069
	Health Care – 12.0%

1,446	Abaxis, Inc.	51,507

2,036	Abiomed, (3)	49,536

2,571	Accretive Health (2), (3)	25,864

4,394	Accuray, (3)	33,834

3,048	Achillion Pharmaceuticals, Inc., (2), (3)	20,269

2,536	Acorda Therapeutics, Inc., (2)	64,009

692	Acura Pharmaceutical Inc., (2)	2,235

588	Aegerion Pharmaceuticals Inc., (2)	7,321

2,274	Affymax, (2), (3)	29,812

4,529	Affymetrix, Inc., (2)	20,018

728	Air Methods Corporation, (2)	61,232

3,603	Akorn, Inc.	43,704

1,421	Albany Molecular Research, (3)	4,533

3,940	Align Technology, (2), (3)	124,937

722	Alimera Sciences, Inc.	2,231

6,127	Alkermes, (2), (3)	105,997

1,573	Alliance Imaging Inc.	2,155

5,063	Allos Therapeutics, Inc.	9,215

528	Almost Family, Inc.	12,873

2,891	Alnylam Pharmaceuticals, (2), (3)	32,928

3,465	Alphatec Holdings, Inc., (2)	7,554

1,360	AMAG Pharmaceuticals, (2), (3)	21,298

1,893	Amedisys, (3)	27,884

1,354	Amicus Therapeutics, Inc., (2)	6,608

2,544	AMN Healthcare Services Inc.	17,070

1,381	Ampio Pharmaceuticals Inc., (2)	4,267

2,008	AmSurg, (2), (3)	57,750

784	Anacor Pharmaceuticals, (3)	4,351

807	Analogic Corporation	55,045

1,605	AngioDynamics, Inc., (2)	19,870

5,634	Antares Pharma, (3)	17,747

1,353	Anthera Pharmaceuticals Inc., (2)	2,111

1,483	Ardea Biosciences Inc., (2)	47,248

10,827	Arena Pharmaceuticals, (3)	26,418

10,122	Ariad Pharmaceuticals, (2), (3)	164,989

3,429	ArQule Inc., (2)	24,174

5,433	Array Biopharma, Inc., (2)	18,961

1,754	Arthrocare Corporation	43,780

1,256	Assisted Living Concepts, (3)	22,495

3,623	Astex Pharmaceuticals Inc., (2)	6,376

58	Nuveen Investments

Shares	Description (1)	Value

	Health Care (continued)

2,241	AthenaHealth, (2), (3)	$162,360

903	AtriCure, Inc., (2)	7,405

102	ATRION, (3)	23,525

3,074	Auxilium Pharmaceuticals, Inc., (2)	55,086

8,511	Avanir Pharmaceuticals, (2), (3)	25,959

2,014	Aveo Pharmaceuticals, (2), (3)	23,161

8,710	AVI Biopharma, (3)	7,267

1,529	Bacterin International Holdings, (3)	3,134

494	BG Medicine, (2), (3)	3,275

1,857	BioCryst Pharaceuticals, Inc., (2)	6,722

1,976	Biolase Technology, (3)	5,138

1,234	Biomimetic Therapeutics, Inc., (2)	3,295

1,579	Bio-Reference Laboratories, (2), (3)	33,664

7,040	BioSante Pharmaceuticals, (2), (3)	3,872

2,615	Bioscrip, Inc., (2)	19,377

318	BioSpecifics Technologies, (3)	4,691

1,586	BioTime Inc., (2)	6,011

3,185	Cadence Pharmaceuticals, (2), (3)	11,753

1,891	Cambrex Corporation	12,254

1,272	Cantel Medical Corporation	29,867

1,769	Capital Senior Living, (3)	17,142

1,566	CardioNet Inc., (2)	4,416

931	Cardiovascular Systems, Inc.	9,180

14,544	Cell Therapeutics, (3)	16,144

3,668	Celldex Therapeutics, Inc., (2)	16,726

271	Cempra Inc.	1,897

3,211	Centene, (2), (3)	127,123

4,188	Cepheid, (2), (3)	160,861

3,479	Cerus, (3)	13,707

3,719	Chelsea Therapeutics International, (3)	7,884

1,278	Chemed, (3)	77,115

333	ChemoCentryx, (3)	5,728

729	Chindex International, Inc.	7,122

1,821	Cleveland Biolabs, (3)	3,533

687	Clovis Oncology, (3)	12,318

1,578	Codexis Inc.	5,712

4,713	Columbia Laboratories, (3)	3,440

672	Complete Genomics, (2), (3)	1,814

711	Computer Programs and Systems, (3)	42,368

2,003	Conceptus, (3)	37,596

1,819	Conmed Corporation	52,005

2,639	Corcept Therapeutics, (3)	9,870

517	Cornerstone Therapeutics, (2), (3)	3,050

358	Corvel Corporation	15,569

1,784	Cross Country Healthcare, Inc.	8,224

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Health Care (continued)

1,794	CryoLife Inc.	$9,490

3,851	Cubist Pharmaceuticals, (3)	162,820

4,906	Curis, (3)	23,500

1,821	Cyberonics, (2)	69,744

622	Cynosure, Inc.	12,857

3,282	Cytori Therapeutics, (2), (3)	7,778

3,088	Delcath Systems, (2), (3)	8,677

3,448	DepoMed, Inc.	20,998

4,310	DexCom, (3)	42,195

5,185	Durect Corporation	3,630

1,569	DUSA Pharmaceuticals, Inc.	9,194

6,342	Dyax Corporation, (2)	10,337

9,844	Dynavax Technologies, (3)	49,318

604	DynaVox Inc., Class A Shares, (2)	1,486

1,452	Emergent BioSolutions, Inc., (2)	20,415

1,963	Emeritus Corporation	33,764

1,107	Endocyte Inc., (2)	7,904

3,143	Endologix, (2), (3)	47,082

1,048	Ensign Group Inc.	27,992

2,459	Enzo Biochem Inc.	6,738

2,419	Enzon Inc.	15,070

405	Epocrates Inc., (2)	3,297

3,152	eResearch Technology, Inc., (2)	24,901

3,631	EXACT Sciences Corporation, (2)	39,106

546	Exactech, Inc., (2)	8,463

1,739	Examworks Group, (3)	20,242

9,537	Exelixis, (2), (3)	45,778

2,696	Five Star Quality Care Inc., (2)	9,247

415	Fluidigm Corporation, (2)	6,478

635	Furiex Pharmaceuticals Inc., (2)	9,125

1,093	Genomic Health, (2), (3)	31,325

1,965	Gentiva Health Services, (2), (3)	16,270

8,287	Geron, (3)	13,922

1,498	Greatbatch, Inc., (2)	34,888

492	Greenway Medical Tech.	7,577

1,407	GTX, (2), (3)	4,404

1,651	Haemonetics Corporation	118,162

5,716	Halozyme Therapeutics, (2), (3)	46,242

2,153	Hanger Orthopedic Group Inc., (2)	50,703

3,011	Hansen Medical, (3)	9,515

1,480	Harvard Bioscience, Inc.	5,905

6,112	HealthSouth, (3)	136,848

1,164	Healthstream, Inc., (2)	26,679

2,183	Healthways Inc.	14,561

772	Heartware International, (3)	60,185

60	Nuveen Investments

Shares	Description (1)	Value

	Health Care (continued)

665	Hi Tech Pharmacal Company, Inc., (2)	$21,672

5,446	HMS Holdings, (2), (3)	131,031

354	Horizon Pharma, (2), (3)	1,487

772	ICU Medical, Inc., (2)	40,522

3,873	Idenix Pharmaceuticals Inc., (2)	33,966

4,827	Immunogen, (2), (3)	61,544

4,226	Immunomedics, (3)	15,171

4,194	Impax Laboratories, (2), (3)	103,298

5,683	Incyte Pharmaceuticals, (2), (3)	128,890

4,270	Indevus Pharmaceuticals Inc., (4)	—

1,229	Infinity Pharmaceuticals, (2), (3)	16,592

1,596	Insmed Inc.	4,612

2,954	Insulet Corporation, (2)	52,758

1,257	Integra Lifesciences Holdings, (3)	46,798

3,474	Intermune, (2), (3)	36,269

1,843	Invacare Corporation	29,212

1,052	IPC The Hospitalist Company, Inc., (2)	40,407

1,144	IRIS International, Inc., (2)	14,964

3,461	Ironwood Pharmacauticals, (2), (3)	45,720

6,399	ISIS Pharmaceuticals, (3)	51,192

2,061	ISTA Pharmaceuticals, (2), (3)	18,652

1,419	Jazz Pharmaceuticals, (2), (3)	72,412

548	Kensey Nash Corporation	15,580

4,439	Keryx Biopharmaceuticals, (3)	7,014

3,340	Kindred Healthcare Inc., (2)	32,198

3,308	KV Pharmaceutical, Class A, (3)	3,804

605	Landauer Inc.	31,896

1,043	Lannett Company Inc.	4,109

11,847	Lexicon Genetics, (3)	19,192

1,014	LHC Group, Inc., (2)	17,958

1,261	Ligand Pharmceuticals, Inc., (2)	17,036

2,429	Luminex, (2), (3)	60,822

1,830	Magellan Health Services, Inc.	81,032

2,056	Mako Surgical, (3)	84,933

6,352	MannKind, (2), (3)	14,292

1,405	MAP Pharmaceuticals, (2), (3)	18,012

3,375	Masimo, (3)	74,689

1,806	Maxygen, Inc.	10,204

3,062	MedAssets Inc.	38,612

1,052	Medical Action Industries, Inc., (2)	5,807

3,463	Medicines Company	76,498

3,966	Medicis Pharmaceutical, (3)	152,572

1,352	Medidata Solutions, Inc., (2)	35,030

2,013	Medivation, Inc., (2)	162,811

487	Medtox Scientific, Inc.	10,763

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Health Care (continued)

3,581	Merge Healthcare, (3)	$15,398

2,634	Meridian Bioscience, (3)	54,129

2,691	Merit Medical Systems, (3)	35,575

2,188	Metabolix, (3)	5,929

2,719	Metropolitan Health Networks Inc.	20,338

2,151	Mmodal Inc.	27,447

1,804	Molina Healthcare, (2)	46,273

2,964	Momenta Pharmaceuticals, (2), (3)	47,068

784	MWI Veterinary Supply, Inc., (2)	74,010

2,749	Nabi Biopharmaceuticals, (2)	4,591

657	National Healthcare Corporation	29,959

117	National Research Corporation	5,656

1,864	Natus Medical, Inc.	22,815

6,079	Navidea Biopharmaceuticals, (3)	18,966

7,329	Nektar Therapautics, (3)	55,847

1,489	Neogen Corporation, (3)	58,056

3,255	NeoStem, (3)	1,172

3,715	Neurocrine Biosciences Inc., (2)	27,602

448	NewLink Genetics Corporation	5,215

6,172	Novavax, (3)	8,394

5,525	NPS Pharmaceuticals, (2), (3)	39,559

2,715	NuVasive, Inc.	44,988

2,868	Nxstage Medical, (2), (3)	48,756

1,246	Nymox Pharmaceutical, (2), (3)	10,155

1,191	Obagi Medical Products, Inc., (2)	15,626

2,128	Omnicell, Inc., (2)	30,367

933	OncoGenex Pharmacuetical, (2), (3)	12,129

3,664	Oncothyreon, (3)	15,719

4,070	Onyx Pharmaceuticals, (3)	185,226

6,996	Opko Health, (2), (3)	33,231

2,979	Optimer Pharmaceuticals, (2), (3)	44,089

3,000	OraSure Technologies, Inc., (2)	34,410

2,913	Orexigen Therapeutics, (3)	10,196

1,160	Orthofix International NV, (2)	47,815

1,072	Osiris Therapeutics, (2), (3)	5,692

4,095	Owens and Minor, (3)	119,738

2,180	Pacific Biosciences of California Inc., (2)	5,886

571	Pacira Pharmaceuticals, Inc.	6,401

2,370	Pain Therapeutics, (2), (3)	9,599

1,221	Palomar Medical Technologies, Inc.	10,623

2,326	Par Pharmaceuticals Inc., (2)	98,483

3,782	Parexel International Corporation	101,887

8,898	PDL Biopahrma, (3)	55,968

5,576	Peregrine Pharmaceuticals, Inc., Reg S	2,621

239	Pernix Therapeutics Holdings	2,055

62	Nuveen Investments

Shares	Description (1)	Value

	Health Care (continued)

2,950	Pharmacyclics, (3)	$81,302

2,291	Pharmathene, (3)	3,711

1,887	Pharmerica Corporation, (2)	22,399

1,701	Pozen, (2), (3)	11,329

1,885	Progenics Pharmaceuticals, Inc.	20,716

833	Providence Service Corporation	11,712

3,328	PSS World Medical, (2), (3)	79,639

2,489	Quality Systems Inc.	93,089

3,411	Questcor Pharmaceuticals, (2), (3)	153,154

1,830	Quidel, (2), (3)	30,232

1,960	RadNet, Inc.	6,056

3,024	Raptor Pharmaceuticals Corporation, (2)	17,721

4,407	Rigel Pharmaceuticals, Inc.	34,066

1,030	Rockwell Medical Technologies, (3)	9,528

3,544	RTI Biologics, (2), (3)	12,404

427	Sagent Pharmaceuticals, (3)	7,682

3,753	Salix Pharmaceuticals Limited, (2), (3)	185,398

3,362	Sangamo Biosciences, Inc.	15,633

3,424	Santarus, Inc.	21,811

4,565	Savient Pharmaceuticals, (2), (3)	10,819

2,220	SciClone Pharmaceuticals, Inc., (2)	13,298

6,200	Seattle Genetics, (3)	122,574

2,875	Select Medical Corporation, (2)	24,639

7,344	Sequenom, (3)	37,601

2,209	SIGA Technologies, (3)	7,290

1,244	Skilled Healthcare Group Inc., (2)	9,541

3,894	Solta Medical Inc., (2)	12,656

2,142	Spectranetics Corporation, (2)	22,470

3,688	Spectrum Pharmaceuticals, Inc., (2)	39,203

2,283	STAAR Surgical Company	25,045

2,834	Stereotaxis, (2), (3)	1,160

3,804	Steris, (3)	119,484

815	Sucampo Pharmaceuticals, Inc.	6,781

1,613	Sun Healthcare Group Inc., (2)	11,662

1,828	Sunesis Pharmaceuticals, (3)	5,027

3,687	Sunrise Assisted Living, (2), (3)	23,154

980	Surmodics Inc.	14,494

2,337	Symmetry Medical, Inc.	16,616

1,429	Synergetics USA, Inc., (2)	9,317

1,710	Synta Pharmaceuticals Corporation, (2)	7,439

1,771	Targacept, Inc., (2)	8,412

1,713	Team Health Holdings Inc., (2)	36,898

4,431	Theravance, (2), (3)	95,887

678	Tornier N.V, (2)	16,096

332	Transcept Pharmaceuticals, (2), (3)	2,985

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Health Care (continued)

1,270	Triple-S Management Corporation, Class B Shares	$26,746

665	Trius Therapeutics, (2), (3)	3,571

4,148	Unilife, (2), (3)	17,753

2,074	Universal American, (3)	19,039

1,327	Uroplasty Inc.	4,034

758	U.S. Physical Therapy, Inc.	18,480

1,806	Vanda Pharmaceuticals, Inc.	8,001

1,961	Vanguard Health Systems Inc	17,414

1,089	Vascular Solutions, Inc., (2)	12,360

404	Verastem Inc.	4,194

5,473	Vical, (3)	17,076

4,545	ViroPharma, (3)	98,854

6,288	Vivus, (3)	152,295

3,351	Volcano Corporation	90,980

2,735	Wellcare Health Plans Inc., (2)	167,327

2,151	West Pharmaceutical Services, (3)	96,580

2,508	Wright Medical Group, (2), (3)	46,724

2,272	Xenoport, (2), (3)	10,383

362	Young Innovations, Inc.	12,308

4,778	Zalicus, (2), (3)	5,017

474	Zeltiq Aesthetics, (3)	2,948

4,306	ZIOPHARM Oncology, (2), (3)	20,497

1,359	Zogenix Inc., (2)	2,487
	Total Health Care	9,614,268
	Industrials – 15.0%

5,674	A123 Systems, (2), (3)	5,787

1,207	Aaon, (3)	24,623

2,554	AAR Corporation	39,459

3,407	ABM Industries, (3)	79,315

2,748	Acacia Research, (2), (3)	112,668

3,544	Acco Brands, (2), (3)	37,389

2,599	Accuride Corp	18,843

1,711	Aceto Corporation	15,399

5,140	Active Power, (2), (3)	4,549

4,408	Actuant, (3)	120,206

2,783	Acuity Brands, (3)	154,651

2,538	Aegion Corporation, (2)	46,319

1,087	Aerovironment, (3)	26,436

3,529	Aircastle LTD	42,877

3,459	Ait Transport Servcies Group Inc., (2)	18,333

429	Alamo Group Inc.	14,449

4,604	Alaska Air Group, (3)	155,615

1,777	Albany International, Class A	42,826

856	Allegiant Travel, (2), (3)	50,299

1,727	Altra Industrial Motion, (2), (3)	31,570

64	Nuveen Investments

Shares	Description (1)	Value

	Industrials (continued)

556	AMERCO	$55,845

1,135	Ameresco Inc., Class A Shares, (2)	13,836

1,177	American Ecology Corporation	25,517

626	American Railcar Industries, (2)	16,889

2,380	American Reprographics Co	12,995

552	American Science & Engineering Inc.	36,051

2,869	American Superconductor, (3)	11,849

603	American Woodmark, (3)	10,824

548	Ampco-Pittsburgh Corporation	10,182

1,805	Apogee Enterprises, (3)	27,725

2,723	Applied Industrial Technologies Inc.	107,014

505	Argan, Inc.	7,363

1,633	Arkansas Best Corporation	25,050

1,282	Astecx Industries Inc., (2)	40,114

661	Astronics Corporation	20,987

616	AT Cross Company, Class A Shares	7,072

1,687	Atlas Air Worldwide Holdings, (2), (3)	77,686

6,746	Avis Budget Group Inc.	88,777

806	AZZ, (3)	41,678

1,047	Baltic Trading Limited	4,869

3,499	Barnes Group, (3)	92,374

488	Barrett Business Services, Inc.	9,662

2,954	Beacon Roofing Supply, (3)	78,842

3,043	Belden Inc.	105,836

3,126	Blount International Inc.	50,547

3,052	Brady Corporation	94,704

3,241	Briggs & Stratton, (3)	58,662

2,998	Brinks Company	76,149

8,977	Broadwind Energy, (2), (3)	3,052

2,923	Builders FirstSource, Inc., (2)	12,189

778	CAI International, (2), (3)	16,073

15,805	Capstone Turbine, (2), (3)	17,227

589	Cascade Corporation	27,724

1,626	Casella Waste Systems, Inc.	9,805

2,532	CBIZ, (2), (3)	15,369

818	CDI Corporation	14,511

1,288	Celadon Group, Inc.	20,131

3,537	Cenveo, (2), (3)	10,116

1,600	Ceradyne Inc.	40,512

1,887	Chart Industries, (2), (3)	144,223

1,108	CIRCOR International Inc.	34,481

3,240	CLARCOR, Inc.	155,585

3,011	Clean Harbors, (2), (3)	205,471

538	Coleman Cable Inc.	4,573

2,912	Colfax, (3)	98,688

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Industrials (continued)

1,236	Columbus McKinnon Corporation NY	$18,330

2,435	Comfort Systems USA Inc.	25,762

1,850	Commercial Vehicle Group Inc.	19,684

73	CompX International Inc.	980

542	Consolidated Graphics Inc.	21,675

2,218	Corporate Executive Board Company	91,759

662	Courier Corporation	6,799

537	Covenant Transport, Inc., (2)	1,777

696	CRA International, Inc., (2)	14,233

1,016	Cubic Corporation	46,970

2,983	Curtiss Wright Corporation	105,270

1,138	Delete Accumulation File	7,488

3,304	Deluxe, (3)	78,668

2,265	DigitalGlobe, (2), (3)	27,792

1,952	Dolan Media Company, (2)	15,636

1,858	Dollas Thrifty Automotive Group Inc., (2)	150,238

1,198	Douglas Dynamics, (3)	16,928

677	Ducommon Inc.	7,989

558	DXP Enterprises, Inc.	24,200

2,263	Dycom Industries, (3)	52,932

857	Dynamic Material Corporation	15,666

4,020	Eagle Bulk Shipping, (2), (3)	6,593

724	Echo Global Logistics, (2), (3)	12,330

4,294	Emcor Group Inc.	125,900

1,037	Encore Capital Group, Inc.	24,577

1,192	Encore Wire	30,384

2,941	Energy Recovery, (2), (3)	6,176

5,128	EnergySolutions, (3)	21,589

1,495	EnerNOC, Inc.	8,985

3,065	EnerSys, (2)	107,122

1,674	Ennis, (3)	26,382

1,329	EnPro Industries Inc., (2)	55,034

1,710	ESCO Technologies, (3)	58,824

1,101	Essex Rental Corporation	4,327

1,959	Esterline Technologies Corporation, (2)	134,172

2,938	Excel Maritime Carriers, (2), (3)	5,494

795	Exponent, Inc., (2)	38,001

3,992	Federal Signal Corporation	20,599

3,042	Flow International Corporation	12,503

1,887	Forward Air Corporation	63,743

857	Franklin Covey Company	7,962

1,495	Franklin Electric, (3)	74,974

768	Freightcar America Inc.	16,589

2,702	FTI Consulting, (3)	98,191

10,337	Fuelcell Energy Inc., (2)	12,818

66	Nuveen Investments

Shares	Description (1)	Value

	Industrials (continued)

1,171	Fuel-Tech, Inc.	$5,422

2,373	Furmanite Corporation	14,855

1,203	G&K Services, Inc.	39,531

1,899	Genco Shipping and Trading Limited, (2)	10,160

3,772	GenCorp, (3)	25,914

1,602	Generac Holdings, (3)	38,576

2,545	Genesee & Wyoming, (2), (3)	137,201

4,168	Geo Group Inc., (2)	86,319

1,425	GeoEye, Inc., (2)	32,661

1,953	Gibraltar Industries Inc.	26,405

1,013	Global Power Equipment Group, (2), (3)	25,335

978	Gorman-Rupp, (3)	28,166

953	GP Strategies Corporation, (2)	15,991

633	Graham, (3)	13,977

2,483	Granite Construction Inc.	69,127

3,779	Great Lakes Dredge & Dock, (3)	28,002

1,267	Greenbrier Companies Inc.	21,856

3,064	Griffon Corporation	30,364

1,837	H&E Equipment Services, (3)	35,454

3,238	Hawaian Holdings, (3)	18,327

4,265	Healthcare Services Group, (3)	90,503

3,240	Heartland Express, (3)	44,809

3,351	Heico, (3)	135,122

1,143	Heidrick & Struggles International, (3)	22,289

305	Heritage-Crystal Clean, Inc., (2)	6,451

6,293	Hexcel, (2), (3)	172,302

1,611	Hill International, Inc.	5,735

2,874	HNI Corporation	69,321

1,142	Houston Wire & Cable Company	14,035

2,365	Hub Group, Inc.	82,775

2,107	Hudson Global Inc.	11,462

414	Hurco Companies, (3)	10,901

1,427	Huron Consulting Group, (3)	50,287

1,264	ICF International, Inc., (2)	31,524

3,324	II VI Inc.	67,843

1,657	Innerworkings, (2), (3)	19,072

1,471	Insperity Inc.	40,114

1,132	Insteel Industries, Inc.	12,871

3,385	Interface, (3)	47,932

2,144	Interline Brands Inc.	45,110

349	International Shipholding, (3)	7,385

622	Intersections, Inc.	7,483

15,834	JetBlue Airways, (3)	75,212

1,841	John Bean Technologies Corporation	29,438

790	Kadant Inc., (2)	20,437

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Industrials (continued)

1,687	Kaman, (3)	$57,999

2,094	Kaydon Corporation	51,366

1,712	Kelly Services, (3)	23,951

1,214	Keyw Holding, (3)	11,412

1,907	KForce Inc.	27,594

2,013	Kimball International Inc., Class B	13,749

3,919	Knight Transportation Inc.	64,350

3,073	Knoll Inc.	45,450

3,018	Korn Ferry International	48,741

2,128	Kratos Defence & Security Solutions, (2), (3)	11,810

224	Lawson Products, Inc.	3,261

1,261	Layne Christensen Company, (2)	25,914

579	LB Foster Company	15,523

806	Lindsay Manufacturing Company	53,833

588	LMI Aerospace, Inc.	10,755

1,251	LSI Industries, Inc.	8,569

1,102	Lydall Inc.	11,626

998	Marten Transport, Ltd.	21,028

3,639	MasTec, (2), (3)	63,282

1,561	McGrath Rentcorp.	45,925

6,069	Meritor, (2), (3)	39,509

2,579	Metalico Inc.	8,356

941	Met-Pro Corp.	9,372

538	Michael Baker Corporation	12,121

1,204	Middleby, (2), (3)	122,170

720	Midwest Air Group Inc.	11,808

3,680	Miller (Herman) Inc.	71,870

1,744	Mine Safety Appliances Company	74,050

946	Mistras Group, (2)	22,203

2,361	Mobile Mini, (2), (3)	44,528

2,917	Moog Inc., Class A Shares	123,302

2,432	Mueller Industries Inc.	111,167

9,990	Mueller Water Products Inc.	35,864

732	Multi Color Corporation	15,606

1,294	MYR Group, (2), (3)	21,636

374	Nacco Industries Inc.	42,438

308	National Presto Industries, (3)	22,706

3,313	Navigant Consulting Inc., (2)	46,117

1,268	NCI Building Systems Inc.	15,203

428	NL Industries Inc.	6,022

1,079	NN, Incorporated	8,535

598	Northwest Pipe Company	12,444

4,677	Odyssey Marine Exploration, (3)	14,218

3,048	Old Dominion Frght Line, (3)	135,545

178	OmegaFlex, Inc.	2,394

68	Nuveen Investments

Shares	Description (1)	Value

	Industrials (continued)

2,375	On Assignment, Inc.	$44,436

3,753	Orbital Sciences, (2), (3)	47,138

1,736	Orion Marine Group Inc., (2)	12,013

2,249	Pacer International, Inc., (2)	13,516

535	Park Ohio Holdings Corporation	11,551

397	Patriot Transportation Holding, Inc., (2)	8,722

1,328	Peerless Manufacturing, (2), (3)	17,941

9,713	Pendrell Corporation, (2)	13,113

1,045	Pike Electric Corporation	8,590

1,100	Portfolio Recovery Associates, Inc., (2)	75,702

566	Powell Industries Inc.	18,457

1,210	PowerSecure International, Inc., (2)	6,280

156	Preformed Line Products, (3)	9,006

1,716	Primoris Services Corporation	24,745

317	Proto Labs, (3)	11,761

1,622	Quad Graphics, (3)	21,800

961	Quality Distribution, Inc., (2)	10,734

2,436	Quanex Building Products, (3)	44,895

1,372	RailAmerica, Inc.	31,803

1,161	Raven Industries, Inc.	69,904

1,409	RBC Bearings Inc., (2)	66,054

3,097	Republic Airways Holdings, (3)	15,764

2,782	Resources Connection, Inc.	36,110

585	Roadrunner Transportation System Inc., (2)	10,150

2,533	Robbins & Myers, Inc.	123,382

4,082	Rollins Inc.	86,743

646	RPX Corporation, (2)	11,163

4,353	RSC Holdings, Inc., (2)	103,253

2,081	Rush Enterprises, Class A	37,624

1,024	Saia, Inc., (2)	19,231

5,828	SatCon Technology, (3)	2,448

743	Sauer-Danfoss, Inc.	32,179

758	Schawk Inc.	10,210

20	Seaboard Corporation	39,808

709	SeaCube Container Leasing Limited	13,152

2,672	Simpson Manufacturing Company Inc.	82,912

3,397	Skywest Inc.	30,539

2,442	Smith AO, (3)	116,239

972	Spirit Airline Holdings, (3)	23,347

1,017	Standard Parking, (3)	19,384

802	Standex International Corporation	35,336

5,110	Steelcase Inc.	44,150

1,058	Sterling Construction Company, Inc.	10,358

1,287	Sun Hydraulics Corporation	32,214

5,091	Swift Transportation Company, (2)	53,405

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Industrials (continued)

5,437	Swisher Hygiene, (3)	$12,233

2,549	Sykes Enterprises Inc.	40,402

1,412	TAL International Group, (3)	58,330

3,572	Taser International, Inc., (2)	16,431

1,250	Team, Inc.	37,038

1,690	Tecumseh Products Company, Class A	6,456

2,360	Teledyne Technologies Inc.	152,503

1,229	Tennant, (3)	54,445

4,005	Tetra Tech, (2), (3)	106,934

732	Textainer Group Holdings, (3)	25,671

1,072	The Advisory Board, (2), (3)	97,724

643	Thermon Group Holdings, (3)	14,287

2,703	Titan International, (3)	78,090

1,154	Titan Machinery, (2), (3)	41,117

827	TMS International, Class A, (2)	9,990

1,000	Trex Company Inc., (2)	32,000

1,642	TriMas Corporation, (2)	36,140

2,416	Triumph Group, (3)	151,773

2,576	TrueBlue, (2), (3)	44,462

2,004	Tutor Perini Corporation	30,481

543	Twin Disc, (3)	11,908

1,411	Ultrapetrol, (2), (3)	2,695

910	UniFirst Corporation	55,292

4,015	United Rentals, (2), (3)	187,420

2,741	United Stationers, (3)	77,735

705	UniTek Global Services, Inc., (2)	2,291

1,254	Universal Forest Products, (3)	46,900

353	Universal Truckload Services, Inc.	5,507

10,409	U.S. Airways Group, (2), (3)	106,796

4,588	USG, (3)	82,813

4,640	Valence Technology, (3)	3,387

1,310	Viad Corporation	23,685

1,258	Vicor Corporation	8,768

265	VSE Corporation	5,830

4,400	Wabash National Corporation	36,828

1,806	Watsco, (3)	129,942

1,933	Watts Water Technologies, Inc.	71,173

2,815	Werner Enterprises, (3)	66,490

1,349	Wesco Aircraft Holdings Inc	21,301

3,950	Woodward Governor, (3)	164,281

708	Xerium Technologies, (2)	3,327

658	Zipcar, (2), (3)	7,927
	Total Industrials	11,999,930
	Information Technology – 15.9%

2,692	3D Systems, (2), (3)	79,387

3,558	Accelrys, (2), (3)	29,282

70	Nuveen Investments

Shares	Description (1)	Value

	Information Technology (continued)

2,512	ACI Worldwide, Inc.	$100,128

789	Active Network, (3)	13,255

2,443	Actuate Corporation, (2)	17,345

5,214	Acxiom Corporation	71,588

4,155	ADTRAN, (3)	126,811

2,798	Advanced Energy Industriess, (3)	33,408

2,108	Advent Software, (2), (3)	56,895

1,275	Aeroflex Holding, (3)	14,280

1,105	Agilysys Inc., (2)	9,680

943	Alpha & Omega Semiconductor Limited, (2)	9,326

1,460	American Software, Inc.	12,089

6,215	Amkor Technology, (3)	32,132

616	Amtech Systems, Inc.	4,300

4,332	Anadigics Inc.	9,574

972	Anaren Microwave Inc.	17,535

2,035	Ancestry.com, (3)	54,335

653	Angie’s List	9,109

1,862	Anixter International Inc.	127,696

4,070	Applied Micro Circuits Corporation, (2)	22,711

7,952	Arris Group Inc., (2)	102,819

5,769	Aruba Networks, (3)	121,841

5,436	Aspen Technology Inc.	107,524

2,033	ATMI, (2), (3)	42,713

3,895	Aviat Networks, (2)	9,932

1,903	Avid Technology Inc., (2)	16,537

6,817	Axcelis Technologies Inc.	9,271

2,054	AXT, (2), (3)	10,455

968	Badger Meter, (3)	35,758

1,478	Bankrate, (3)	34,615

516	Bazaarvoice, (3)	10,222

676	Bel Fuse, Inc., Class B	12,026

3,902	Benchmark Electronics Inc., (2)	61,964

1,154	Black Box Corporation	26,092

2,860	Blackbaud, (3)	88,603

2,308	Bottomline Technologies, Inc.	54,307

369	Brightcove	6,919

4,381	Brightpoint Inc.	26,812

1,449	Broadsoft, (2), (3)	62,032

4,249	Brooks Automation Inc.	49,968

1,402	Cabot Microelectronics, (3)	48,201

1,686	CACI International, (3)	103,065

2,418	Calix, (2), (3)	19,247

1,927	Callidus Software, (2), (3)	15,262

461	Carbonite Inc.	3,683

2,768	Cardtronics, (2), (3)	72,964

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Information Technology (continued)

595	Cass Information Systems, Inc.	$24,365

3,112	Cavium Networks, (2), (3)	91,057

1,481	CEVA, Inc.	32,715

2,576	Checkpoint Systems, (3)	28,233

4,108	Ciber, (2), (3)	17,089

4,255	Cirrus Logic, (3)	116,502

2,664	Cognex, (3)	107,226

1,516	Coherent Inc., (2)	79,742

1,545	Cohu Inc.	16,964

428	Communication Systems Inc.	5,568

2,830	CommVault Systems, Inc., (2)	147,358

972	Computer Task Group, (3)	14,016

2,049	ComScore Inc., (2)	40,816

1,308	Comtech Telecom Corporation	40,443

2,869	Concur Technologies, (3)	162,271

1,894	Constant Contact Inc.	45,778

6,759	Convergys, (2), (3)	90,368

778	Convio Inc., (2)	12,448

734	Cornerstone OnDemand, (2), (3)	15,253

1,624	CoStar Group, (2), (3)	118,373

2,324	Cray, Inc.	25,913

2,223	CSG Systems International Inc., (2)	32,011

425	CSR PLC, (2)	6,171

2,206	CTS Corporation	23,670

1,960	Cymer, (2), (3)	101,606

2,224	Daktronics, (3)	18,103

970	DDI Corporation	12,591

2,642	DealerTrack Holdings, (3)	78,811

1,426	Deltek Inc., (2)	14,887

507	Demand Media Inc	4,213

993	Dialogic Inc., (2)	973

3,112	Dice Holdings, (3)	33,547

1,629	Digi International, Inc.	15,117

403	Digimarc Corporation, (2)	10,538

2,398	Digital River, Inc., (2)	45,106

2,270	Diodes Inc.	50,598

3,629	Dot Hill Systems Corporation, (2)	4,536

1,504	DSP Group Inc., (2)	9,836

1,119	DTS, Inc., (2)	34,913

575	Dynamics Research Corporation	4,134

7,068	Earthlink, Inc.	57,392

1,852	Ebix, (3)	37,873

2,255	Echelon Corporation, (2)	9,832

1,207	Electro Rent Corporation	18,805

1,451	Electro Scientific Industries Inc.	20,691

72	Nuveen Investments

Shares	Description (1)	Value

	Information Technology (continued)

2,999	Electronics For Imaging	$53,532

543	Ellie Mae Inc	7,037

1,198	eMagin Corporation	3,726

1,418	Emcore, (3)	6,409

5,639	Emulex Corporation	48,947

8,632	Entegris, (2)	76,393

5,505	Entropic Communications, (2), (3)	23,286

1,231	Envestnet Inc., (2)	15,400

235	Epam Systems Inc	4,850

2,017	EPIQ Systems, (3)	22,913

234	ePlus, Inc.	6,940

3,290	Euronet Worldwide, (3)	71,163

2,107	Exar Corporation	16,687

1,039	Exlservice Holdings, (3)	28,760

5,917	Extreme Networks Inc., (2)	22,662

1,310	Fabrinet, (2)	22,034

2,294	Fair Isaac Corporation	98,413

1,972	Falconstore Software, Inc.	6,488

1,049	FARO Technologies, (3)	58,723

2,486	FEI, (2), (3)	124,723

5,759	Finisar, (2), (3)	95,139

3,255	FormFactor Inc.	18,228

851	Forrester Research, (3)	30,168

374	FriendFinder Networks, (3)	408

2,487	FSI International, (3)	12,609

4,145	Global Cash Access Holdings, (3)	35,025

1,440	Globecom Systems, Inc., (2)	20,419

3,049	Glu Mobile, (3)	13,873

1,661	GSI Group, (3)	20,048

1,296	GSI Technology Inc., (2)	5,482

8,089	GT Advanced Technologies, (2), (3)	52,659

832	Guidance Software, Inc.	7,896

568	Guidewire Software Inc.	15,461

1,013	Hackett Group, Inc.	5,784

7,375	Harmonic Inc.	34,810

2,477	Heartland Payment Systems, (3)	75,474

5,547	Jack Henry Associates, (3)	188,376

1,967	Higher One Holdings, (2), (3)	31,020

2,014	Hittite Microwave Corporation, (2)	107,830

2,486	Identive Group Inc., (2)	5,121

1,987	IGATE, (3)	38,667

1,930	Imation Corporation, (2)	11,194

1,833	Immersion Corporation	9,990

354	Imperva, (3)	12,309

6,717	Infinera, (2), (3)	48,094

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Information Technology (continued)

2,534	InfoSpace, Inc., (2)	$28,203

1,388	Inphi, (2), (3)	14,088

2,819	Insight Enterprises, (2), (3)	57,254

9,521	Integrated Device Technology, (2), (3)	64,457

1,719	Integrated Silicon Solution, (2)	18,256

916	Interactive Intelligence Group, (2)	27,169

2,915	Interdigital, (3)	80,804

3,815	Intermec Inc	20,296

621	Intermolecular Inc, (2)	4,142

3,358	Internap Network Services Corporation, (2)	23,640

1,467	Intevac, Inc.	11,824

2,054	Intralinks Holdings INc., (2)	9,572

643	Invensense, (3)	10,339

2,481	IXIA, (2), (3)	31,261

1,552	IXYS, (2), (3)	19,338

2,778	J2 Global, (3)	71,756

2,718	JDA Software Group, (2)	78,496

993	Jive Software Inc.	23,643

2,836	Kemet Corp	24,134

1,697	Kenexa Corporation	55,441

942	Keynote Systems, (3)	17,333

2,471	KIT Digital, (3)	16,753

4,359	Kopin Corporation	15,562

4,625	Kulicke & Soffa Industries Inc., (2)	60,588

955	KVH Industries, Inc.	9,531

7,568	Lattice Semiconductor Corporation	41,321

1,053	Lecroy Corporation, (2)	10,888

4,072	Limelight Networks Inc., (2)	11,157

3,958	Lionbridge Technologies, Inc.	10,885

1,207	Liquidity Services, Inc., (2)	64,369

1,384	Littelfuse Inc.	86,735

3,385	Liveperson, Inc.	53,754

1,309	LogMeIn Inc., (2)	47,137

960	LoopNet, Inc.	18,403

702	Loral Space & Communications, Inc.	43,559

3,178	LTX_Credence Corporation	21,928

1,312	Manhattan Associates Inc., (2)	65,797

1,498	ManTech International, Class A, (3)	47,067

1,373	Marchex, Inc.	4,778

2,229	Maximus Inc.	98,633

1,028	Maxlinear Inc., (2)	4,986

1,795	Maxwell Technologies, (3)	17,070

960	Measurement Specialties, Inc.	34,301

6,186	Mentor Graphics Corporation, (2)	89,388

1,939	Mercury Computer Systems, (3)	25,595

74	Nuveen Investments

Shares	Description (1)	Value

	Information Technology (continued)

693	Meru Networks Inc., (2)	$1,968

2,373	Methode Electronics, Inc.	20,052

3,239	Micrel, Incorporated	35,273

5,550	Microsemi, (3)	119,436

513	Microstrategy Inc.	71,707

988	Microvision, (3)	1,838

2,152	Mindspeed Technologies, (3)	10,782

3,375	MIPS Technologies, Inc.	22,073

3,358	MKS Instruments, (3)	92,849

2,813	ModusLink Global Solutions Inc.	13,924

672	Moneygram Intl Inc	11,316

1,925	Monolithic Power Systems, Inc.	39,886

2,298	Monotype Imaging Holdings Inc., (2)	32,609

2,097	MoSys, Inc.	7,549

4,681	Motricity, (3)	4,821

2,550	Move, (3)	22,185

1,002	MTS Systems Corporation	48,066

581	Multi Fineline Electronix, Inc., (2)	15,391

1,293	Nanometrics Inc.	20,054

429	Nci, Inc., (2)	2,128

556	Neophotonics Corp	2,630

2,352	Netgear, Inc., (2)	90,552

2,400	NetScout Systems, Inc., (2)	49,656

1,749	NetSuite Inc., (2)	77,621

2,407	Newport, (3)	41,087

4,111	NIC, Incorporated	46,002

2,060	Novatel Wireless, (2)	5,953

613	Numerex, (2), (3)	5,811

306	NVE, (3)	15,508

3,243	Oclaro, (2), (3)	9,307

4,225	OCZ Technology Group, (2), (3)	24,928

3,359	Omnivision Technologies, (3)	61,873

1,513	Open Solutions, (2), (3)	67,676

5,476	Openwave Systems Inc.	14,128

1,255	Oplink Communications, Inc., (2)	19,879

925	OPNET Technologies, Inc.	21,423

2,807	Opnext, Inc., (2)	3,340

1,224	OSI Systems Inc.	81,837

7,652	Parametric Technology Corporation	165,130

1,331	Park Electrochemical Corporation	38,399

597	PC Connection, Inc.	4,788

1,505	PDF Solutions, Inc.	13,274

1,068	Pegasystems, (3)	39,719

1,553	Perficient, Inc., (2)	18,652

1,608	Pericom Semiconductor Corporation	12,639

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Information Technology (continued)

3,776	Photronics Inc., (2)	$23,373

2,795	Plantronics, (3)	107,104

2,284	Plexus, (3)	73,933

2,861	PLX Technologies Inc.	11,387

1,778	Power Integrations Inc.	67,351

4,374	Power One Inc, (2)	18,721

2,034	Powerwave Technologies, (3)	2,298

1,254	PRG-Schultz International Inc., (2)	7,925

1,231	Procera Networks Inc., (2)	25,556

4,021	Progress Software, (3)	93,046

1,382	PROS Holdings, Inc., (2)	27,212

2,672	Pulse Electronics, (3)	5,478

422	QAD Inc A, (2)	5,212

4,523	QLIK Technologies, (2), (3)	130,308

14,482	Quantum Corporation	34,467

439	Quepasa, (3)	1,668

3,646	Quest Software, (2), (3)	84,842

1,771	QuinStreet, Inc., (2)	18,613

1,247	Radisys Corporation	7,918

6,308	Rambus, (3)	32,108

2,639	RealD Inc., (2)	31,879

1,355	RealNetworks Inc.	12,967

1,949	RealPage, (2), (3)	35,374

608	Responsys Inc.	7,770

17,740	RF Micro Devices, (3)	76,814

858	Richardson Electronics Limited	10,819

610	Rimage Corporation	5,545

1,827	Rofin Sinar Technologies Inc.	46,040

1,026	Rogers Corporation	39,286

705	Rosetta Stone Inc.	7,374

1,127	Rubicon Technology Inc., (2)	10,650

2,034	Rudolph Technologies	21,967

1,914	Saba Software, (3)	18,604

5,173	Sanmina-SCI Corporation	46,040

7,018	Sapient, (3)	84,005

1,735	ScanSource, Inc.	57,186

793	SciQuest Inc., (2)	11,776

1,698	SeaChange International, Inc.	13,958

4,192	Semtech, (3)	114,274

676	ServiceSource International Inc., (2)	11,208

3,031	ShoreTel, (3)	14,518

2,043	Sigma Designs, (3)	11,257

1,991	Silicon Graphics International, (2), (3)	18,795

5,108	Silicon Image, (2)	30,648

2,304	Smith Micro Software, Inc.	4,631

76	Nuveen Investments

Shares	Description (1)	Value

	Information Technology (continued)

3,661	Solarwinds, Inc., (2)	$171,738

13,558	Sonus Networks, Inc.	38,369

1,827	Sourcefire, (2), (3)	93,159

3,233	Spansion Inc., Class A, (2), (3)	38,990

542	SPS Commerce, (2), (3)	15,078

774	SRS Labs, (3)	7,376

1,621	SS&C Technologies Holdings Inc., (2)	38,531

681	Stamps.com, (3)	19,769

1,371	Standard Microsystems Corporation, (2)	36,304

2,363	STEC Inc.	19,589

1,942	STR Holdings Inc., (2)	7,418

1,357	Stratasys, Inc.	69,492

1,819	Super Micro Computer Inc., (2)	32,105

616	Supertex Inc.	12,610

3,116	support.com, Inc., (2)	11,311

1,284	Sycamore Networks, Inc.	20,018

2,779	Symmetricom Inc.	15,451

2,067	Synaptics, Inc., (2)	63,478

1,698	Synchronoss Technologies, (2), (3)	53,147

1,616	SYNNEX Corporation, (2)	61,553

989	Syntel Inc.	59,231

4,722	Take-Two Interactive Software, (3)	66,580

659	Tangoe Inc., (2)	13,496

938	TechTarget Inc., (2)	6,979

2,981	TeleCommunication Systems, (2)	5,753

1,059	TeleNav, (2), (3)	7,169

1,629	TeleTech Holdings, Inc.	24,679

3,285	Tessera Technologies Inc.	51,377

4,371	THQ, (3)	2,961

7,660	TiVo, Inc., (2)	82,651

1,637	TNS Inc.	33,395

356	Travelzoo, (2), (3)	9,242

10,550	TriQuint Semiconductor, Inc., (2)	51,484

3,339	TTM Technologies, (2), (3)	34,492

1,909	Tyler Technologies Inc.	76,265

560	Ubiquiti Networks, (2), (3)	18,491

1,660	Ultimate Software Group, (2), (3)	128,086

1,462	Ultra Clean Holdings, Inc., (2)	10,015

1,615	Ultratech Stepper Inc.	51,583

2,765	Unisys, (3)	51,595

5,696	United Online, Inc.	26,999

2,471	Universal Display, (2), (3)	111,121

5,056	ValueClick, Inc., (2)	107,086

1,736	Vasco Data Security International, Inc., (2)	13,523

2,617	Veeco Instruments, (3)	79,007

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Information Technology (continued)

1,361	Verint Systems Inc., (2)	$41,157

2,330	ViaSat, (2), (3)	112,539

184	Viasystems Group Inc., (2)	4,101

2,616	VirnetX Holding, (2), (3)	64,981

972	Virtusa Corporation, (2)	14,667

791	Vishay Precision Group, (2), (3)	11,454

1,132	Vocus, (2), (3)	14,637

1,578	Volterra Semiconductor, (3)	51,900

5,323	Wave Systems, (3)	7,612

1,868	Web.com, Inc., (2)	24,191

2,422	Websense Inc.	50,232

3,411	Westell Technologies Inc., Class A	7,777

2,482	Wright Express, (2), (3)	158,401

1,841	XO Group Inc.	17,066

1,695	X-Rite, Inc.	9,390

1,820	Xyratex Limited	26,426

244	Zilow Inc, (2)	8,508

4,266	Zix Corporation, (2)	12,071

1,021	Zygo Corporation	20,204
	Total Information Technology	12,742,635
	Materials – 4.4%

1,982	A Schulman, Inc.	48,777

276	AEP Industries, Inc.	9,624

1,074	AM Castle & Company, (3)	14,381

1,566	AMCOL International, (3)	51,615

1,436	American Vanguard, (3)	35,900

1,792	Apex Silver Mines, (3)	13,386

1,854	Balchem Corporation	53,581

5,874	Boise, (3)	44,877

2,563	Buckeye Technologies, (3)	83,067

3,629	Calgon Carbon Corporation	50,225

3,313	Century Aluminum, (3)	30,480

412	Chase Corporation, Common Stock	6,118

6,188	Chemtura Corporation	105,320

1,481	Clearwater Paper, (2), (3)	48,829

5,752	Coeur d’Alene Mines, (3)	123,956

693	Deltic Timber, (3)	42,328

2,858	Eagle Materials Inc.	100,659

5,562	Ferro	28,867

3,209	Flotek Industries, (3)	43,771

1,199	FutureFuel, (3)	11,798

4,332	General Moly, (3)	14,036

2,183	Georgia Gulf, (3)	77,387

2,803	Glatfelter, (3)	43,671

4,050	Globe Specialty Metals Inc.	54,027

78	Nuveen Investments

Shares	Description (1)	Value

	Materials (continued)

1,826	Gold Resource, (3)	$49,521

16,612	Golden Star Resources, (2), (3)	25,416

10,269	Graphic Packaging Holding, (3)	54,939

517	GSE Holdings Inc.	6,540

3,176	H.B. Fuller, (3)	104,490

376	Handy & Harman Limited	5,441

559	Hawkins Inc	19,414

784	Haynes International Inc.	48,898

3,907	Headwater, (2), (3)	16,956

17,939	Hecla Mining, (3)	76,779

2,807	Horsehead Holding, (3)	31,523

1,395	Innophos Holdings, Inc.	68,592

1,523	Innospec, Inc., (2)	46,040

5,422	Jaguar Mining, (2), (3)	14,694

1,046	Kaiser Aluminum, (3)	54,988

2,511	KapStone Paper and Packaging Corp., (2)	45,349

460	KMG Chemicals, Inc.	7,930

1,324	Koppers Holdings, (3)	51,477

2,050	Kraton Performance Polymers, (2), (3)	53,300

1,695	Landec Corporation	10,916

8,490	Louisiana-Pacific Corporation	76,835

1,179	LSB Industries Inc.	39,992

1,312	Materion Corporation	32,420

6,773	Mcewen Mining inc	25,670

745	Metals USA Holdings Corporation, (2)	11,235

5,509	Midway Gold, (3)	7,933

1,173	Minerals Technologies, (3)	78,708

1,923	Myers Industries, Inc.	31,787

959	Neenah Paper, Inc.	27,389

580	NewMarket, (3)	129,468

1,460	Noranda Aluminum Hodlings Corporation	15,505

5,120	Olin Corporation	107,315

587	Olympic Steel Inc.	12,403

1,991	OM Group Inc., (2)	48,023

2,907	OMNOVA Solutions Inc.	22,791

7,526	Paramount Gold and Silver, (2), (3)	18,363

6,001	PolyOne Corporation	83,174

822	Quaker Chemical Corporation	35,675

1,609	Revett Minerals Inc	6,388

1,939	RTI International Metals, Inc., (2)	47,602

1,035	Schweitzer-Mauduit International Inc.	70,194

2,543	Senomyx, Inc., (2)	5,569

3,216	Sensient Technologies Corporation	119,474

1,983	Sparetech Corporation	9,677

520	Stepan, (3)	47,247

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Materials (continued)

7,405	Stillwater Mining Company, (2)	$79,456

4,539	SunCoke Energy, (2), (3)	69,084

1,463	Texas Industries, (3)	49,171

9,814	Thompson Creek Metals Company Inc., (2)	58,197

853	TPC Group Inc., (2)	35,809

1,533	Tredegar Corporation	26,598

166	United States Lime & Minerals, Inc.	7,963

456	Universal Stainless & Alloy Products, Inc.	21,158

1,586	U.S. Energy Corporation	4,155

756	U.S. Silca Holdings, (3)	13,699

961	Verso Paper Corporation, (2)	1,586

4,565	Vista Gold, (3)	13,786

3,159	Wausau Paper Corp.	28,621

3,453	Worthington Industries, Inc.	61,602

1,410	Zep Inc.	20,091

1,784	Zoltek Companies, (2), (3)	19,676
	Total Materials	3,551,372
	Telecommunication Services – 0.7%

3,990	8X8, Inc.	16,479

1,406	Abovenet Communications, (2)	116,937

2,903	Alaska Communications Systems Group Inc.	7,432

603	Atlantic Tele-Network, Inc.	20,538

370	Boingo Wireless Inc.	3,896

1,795	Cbeyond Inc.	11,542

12,773	Cincinnati Bell, (3)	48,537

2,954	Cogent Communications Group, Inc., (2)	55,328

1,559	Consolidated Communications Holdings, Inc.	30,167

1,386	FairPoint Communications, (3)	6,417

2,663	General Communication, Inc.	20,239

6,571	Globalstar, (3)	3,483

858	Hickory Tech Corporation	8,520

892	IDT Corporation	7,511

1,971	inContact, (2), (3)	10,742

2,800	Iridium Communications, (2), (3)	24,612

3,924	Leap Wireless International, (3)	22,014

966	Lumos Networks Corporation	8,733

2,019	Neutral Tandem Inc., (2)	23,461

966	NTELOS Holdings Corp	19,533

2,226	Orbcomm, Inc., (2)	7,257

3,356	Premiere Global Services, Inc.	30,036

1,527	Shenandoah Telecommunications Company	17,026

903	SureWest Communications	20,390

2,720	TowerStream, (3)	12,485

1,420	USA Mobility Inc.	18,344

8,906	Vonage Holdings Corporation, (2)	18,166
	Total Telecommunication Services	589,825

80	Nuveen Investments

Shares	Description (1)	Value

	Utilities – 3.1%

2,048	ALLETE Inc	$84,398

1,079	American States Water Co	39,319

468	Artesian Resources Corporation	8,934

7,180	Atlantic Power Corporation	102,530

3,702	Avista Corporation	97,881

2,533	Black Hills Corporation	83,614

774	Cadiz, (3)	6,525

2,683	California Water Service Group	48,589

829	Central Vermont Public Service, (3)	29,222

999	CH Energy Group, (3)	65,554

614	Chesapeake Utilities Corporation	25,800

3,854	Cleco, (3)	157,243

552	Connecticut Water Service, Inc.	15,318

935	Consolidated Water Company, Limited	6,704

6,616	Dynegy Inc., (2)	2,713

2,706	El Paso Electric, (3)	82,912

2,685	Empire District Electric Company	55,096

892	Genie Energy Ltd Cl B	7,421

3,185	IDACORP, INC	129,757

1,296	Laclede Group Inc.	51,036

1,485	MGE Energy, Inc.	67,924

1,001	Middlesex Water Company	18,579

2,623	New Jersey Resources Corporation	113,419

1,713	Northwest Natural Gas Company	78,284

2,329	Northwestern, (3)	82,726

1,153	Ormat Technologies, (3)	22,795

2,316	Otter Tail Power, (3)	50,859

4,612	Piedmont Natural Gas, (3)	140,574

5,117	PNM Resources Inc.	95,995

4,839	Portland General Electric, (3)	124,991

905	SJW, (3)	21,811

1,924	South Jersey Industries, (3)	94,757

2,945	Southwest Gas, (3)	123,749

3,246	UIL Holdings, (3)	111,565

2,358	Unisource Energy Corporation	85,831

702	Unitil Corp.	18,575

3,291	WGL Holdings Inc.	132,000

817	York Water Company	14,272
	Total Utilities	2,499,272
	Total Common Stocks (cost $62,200,646)	77,064,704

Shares	Description (1)	Value
	RIGHTS – 0.0%

692	Clinical Data, Inc., (4)	$—

1,493	Gerber Scientific, (4)	—
	Total Rights (cost $0)	—

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2012

Shares	Description (1)					Value

	WARRANTS – 0.0%

644	Magnum Hunter Resources Warrants, (4)					$473
	Total Warrants (cost $0)					473

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 47.0%

	Money Market Funds – 47.0%

37,587,463	Mount Vernon Securities Lending Prime Portfolio, 0.276%, (5), (6)					$37,587,463
	Total Investments Purchased with Collateral From Securities Lending (cost $37,587,463)					37,587,463

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (7)	Value
	SHORT-TERM INVESTMENTS – 4.2%

	Money Market Funds – 3.4%

2,725,729	First American Treasury Obligations Fund	0.000%	(5)	N/A	N/A	$2,725,729
	U.S. Government and Agency Obligations – 0.8%

$620	U.S. Treasury Bill, (8)	0.022%		9/20/12	Aaa	619,688
	Total Short-Term Investments (cost $3,345,557)					3,345,417
	Total Investments (cost $103,133,666) – 147.4%					117,998,057
	Other Assets Less Liabilities – (47.4)% (9)					(37,970,433)
	Net Assets – 100%					$80,027,624

Investments in Derivatives at April 30, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Long	37	6/12	$3,015,130	$31,361

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Securities Lending for more information.

(7)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(9)	Other Assets Less Liabilities includes the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at April 30, 2012.

N/A	Not applicable

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of Assets & Liabilities (Unaudited)

April 30, 2012

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Investments, at value (cost $422,803,537, $309,899,990, and $65,546,203, respectively)	$768,263,493	$370,617,602	$80,410,594
Investments purchased with collateral from securities lending (at cost, which approximates value)	91,559,442	131,577,685	37,587,463
Cash	2,687	—	141
Receivables:
Dividends	742,692	154,872	31,001
Due from broker	19,803	26,823	16,875
From Adviser	—	—	45,604
Investments sold	—	—	1,914
Shares sold	651,798	520,072	61,902
Other assets	7,522	3,050	101
Total assets	861,247,437	502,900,104	118,155,595
Liabilities
Payables:
Collateral from securities lending program	91,559,442	131,577,685	37,587,463
Investments purchased	—	—	99,961
Shares redeemed	1,181,913	1,770,751	283,747
Variation margin on futures contracts	80,850	223,517	32,930
Accrued expenses:
Management fees	124,559	60,117	—
12b-1 distribution and service fees	47,931	61,725	13,431
Other	385,436	198,466	110,439
Total liabilities	93,380,131	133,892,261	38,127,971
Net assets	$767,867,306	$369,007,843	$80,027,624
Class A Shares
Net assets	$134,802,264	$95,171,414	$25,383,019
Shares outstanding	6,096,582	6,878,012	2,204,219
Net asset value and offering price per share	$22.11	$13.84	$11.52
Class B Shares
Net assets	$3,309,618	N/A	N/A
Shares outstanding	152,311	N/A	N/A
Net asset value and offering price per share	$21.73	N/A	N/A
Class C Shares
Net assets	$8,529,876	$3,434,650	$1,219,333
Shares outstanding	389,649	256,111	110,346
Net asset value and offering price per share	$21.89	$13.41	$11.05
Class R3 Shares
Net assets	$27,428,964	$99,527,329	$17,802,728
Shares outstanding	1,243,113	7,271,959	1,582,188
Net asset value and offering price per share	$22.06	$13.69	$11.25
Class I Shares
Net assets	$593,796,584	$170,874,450	$35,622,544
Shares outstanding	26,864,295	12,313,767	3,088,466
Net asset value and offering price per share	$22.10	$13.88	$11.53
Net assets consist of:
Capital paid-in	$425,532,163	$300,203,257	$63,850,543
Undistributed (Over-distribution of) net investment income	1,732,028	1,248,144	408,776
Accumulated net realized gain (loss)	(5,200,490)	6,317,199	872,553
Net unrealized appreciation (depreciation)	345,803,605	61,239,243	14,895,752
Net assets	$767,867,306	$369,007,843	$80,027,624
Authorized shares	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of Operations (Unaudited)

Six Months Ended April 30, 2012

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income	$7,846,099	$2,268,481	$610,625
Securities lending income	136,174	113,422	93,432
Total investment income	7,982,273	2,381,903	704,057
Expenses
Management fees	1,015,809	542,697	130,282
12b-1 service fees – Class A	157,513	101,288	28,147
12b-1 distribution and service fees – Class B	18,610	N/A	N/A
12b-1 distribution and service fees – Class C	41,479	16,945	6,655
12b-1 distribution and service fees – Class R3	49,315	200,362	36,834
Shareholders’ servicing agent fees and expenses	456,660	243,766	71,237
Custodian’s fees and expenses	75,960	39,917	69,444
Directors’ fees and expenses	10,415	4,809	1,237
Professional fees	33,268	11,127	2,909
Shareholders’ reports – printing and mailing expenses	33,245	33,702	15,291
Federal and state registration fees	33,387	29,857	26,646
Other expenses	20,724	15,848	57,832
Total expenses before expense reimbursement	1,946,385	1,240,318	446,514
Expense reimbursement	(325,071)	(115,857)	(158,066)
Net expenses	1,621,314	1,124,461	288,448
Net investment income (loss)	6,360,959	1,257,442	415,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,071,942	5,844,098	1,514,050
Futures contracts	3,435,676	2,801,870	779,219
Change in net unrealized appreciation (depreciation) of:
Investments	70,066,542	28,313,397	5,313,967
Futures contracts	(916,544)	(984,639)	(396,814)
Net realized and unrealized gain (loss)	79,657,616	35,974,726	7,210,422
Net increase (decrease) in net assets from operations	$86,018,575	$37,232,168	$7,626,031
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

84	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Equity Index		Mid Cap Index		Small Cap Index
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$6,360,959	$13,093,288	$1,257,442	$1,434,382	$415,609	$447,200
Net realized gain (loss) from:
Investments	7,071,942	58,398,975	5,844,098	13,741,841	1,514,050	4,825,288
Redemptions in-kind	—	—	—	12,782,287	—	—
Futures contracts	3,435,676	5,310,055	2,801,870	(64,670)	779,219	122,307
Change in net unrealized appreciation (depreciation) of:
Investments	70,066,542	(3,757,384)	28,313,397	(7,925,562)	5,313,967	(1,255,772)
Futures contracts	(916,544)	(1,852,673)	(984,639)	652,897	(396,814)	142,782
Net increase (decrease) in net assets from operations	86,018,575	71,192,261	37,232,168	20,621,175	7,626,031	4,281,805
Distributions to Shareholders
From net investment income:
Class A	(1,062,578)	(1,489,537)	(147,244)	(255,665)	(58,683)	(79,811)
Class B	(17,177)	(24,352)	N/A	N/A	N/A	N/A
Class C	(38,733)	(40,098)	—	—	—	—
Class R3 (1)	(140,986)	(139,184)	—	(147,814)	(3,152)	(21,831)
Class I (1)	(5,505,496)	(9,731,593)	(747,683)	(1,447,609)	(200,814)	(383,837)
From accumulated net realized gains:
Class A	(8,608,834)	(7,600,953)	(2,675,890)	—	—	—
Class B	(285,612)	(448,229)	N/A	N/A	N/A	N/A
Class C	(609,468)	(542,775)	(124,428)	—	—	—
Class R3 (1)	(1,132,075)	(993,813)	(2,645,479)	—	—	—
Class I (1)	(42,337,058)	(46,368,020)	(6,112,513)	—	—	—
Decrease in net assets from distributions to shareholders	(59,738,017)	(67,378,554)	(12,453,237)	(1,851,088)	(262,649)	(485,479)
Fund Share Transactions
Proceeds from sale of shares	79,307,356	107,954,328	82,320,891	151,236,153	16,785,253	31,404,088
Proceeds from shares issued to shareholders due to reinvestment of distributions	44,648,195	47,057,562	9,328,782	994,125	162,716	265,209
	123,955,551	155,011,890	91,649,673	152,230,278	16,947,969	31,669,297
Cost of redemptions in-kind	—	—	—	(35,014,943)	—	—
Cost of shares redeemed	(125,277,104)	(313,869,062)	(54,812,798)	(97,192,823)	(16,978,806)	(29,056,893)
Net increase (decrease) in net assets from Fund share transactions	(1,321,553)	(158,857,172)	36,836,875	20,022,512	(30,837)	2,612,404
Net increase (decrease) in net assets	24,959,005	(155,043,465)	61,615,806	38,792,599	7,332,545	6,408,730
Net assets at the beginning of period	742,908,301	897,951,766	307,392,037	268,599,438	72,695,079	66,286,349
Net assets at the end of period	$767,867,306	$742,908,301	$369,007,843	$307,392,037	$80,027,624	$72,695,079
Undistributed (Over-distribution of) net investment income at the end of period	$1,732,028	$2,136,039	$1,248,144	$885,629	$408,776	$255,816
N/A	- Mid Cap Index and Small Cap Index do not offer Class B Shares.

(1)	- Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/92)
2012(f)	$21.44	$.16	$2.25	$2.41	$(.18)	$(1.56)	$(1.74)	$22.11
2011	21.51	.30	1.26	1.56	(.26)	(1.37)	(1.63)	21.44
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86
2008	28.67	.42	(10.57)	(10.15)	(.38)	(.53)	(.91)	17.61
2007	25.80	.37	3.16	3.53	(.36)	(.30)	(.66)	28.67
Class B (8/94)
2012(f)	21.10	.09	2.19	2.28	(.09)	(1.56)	(1.65)	21.73
2011	21.19	.14	1.24	1.38	(.10)	(1.37)	(1.47)	21.10
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58
2008	28.27	.24	(10.42)	(10.18)	(.21)	(.53)	(.74)	17.35
2007	25.47	.17	3.11	3.28	(.18)	(.30)	(.48)	28.27
Class C (2/99)
2012(f)	21.24	.08	2.23	2.31	(.10)	(1.56)	(1.66)	21.89
2011	21.32	.13	1.26	1.39	(.10)	(1.37)	(1.47)	21.24
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70
2008	28.45	.24	(10.48)	(10.24)	(.22)	(.53)	(.75)	17.46
2007	25.62	.17	3.14	3.31	(.18)	(.30)	(.48)	28.45
Class R3 (9/01)(e)
2012(f)	21.40	.13	2.24	2.37	(.15)	(1.56)	(1.71)	22.06
2011	21.47	.25	1.26	1.51	(.21)	(1.37)	(1.58)	21.40
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83
2008	28.63	.35	(10.54)	(10.19)	(.33)	(.53)	(.86)	17.58
2007	25.77	.29	3.17	3.46	(.30)	(.30)	(.60)	28.63
Class I (2/94)(e)
2012(f)	21.43	.19	2.24	2.43	(.20)	(1.56)	(1.76)	22.10
2011	21.50	.36	1.26	1.62	(.32)	(1.37)	(1.69)	21.43
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86
2008	28.66	.48	(10.56)	(10.08)	(.44)	(.53)	(.97)	17.61
2007	25.79	.44	3.16	3.60	(.43)	(.30)	(.73)	28.66

86	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

12.42%	$134,802	.71	%*	1.46	%*	.62	%*	1.55	%*	1%
7.41	119,172	.70		1.29		.62		1.37		2
15.94	119,761	.79		1.23		.61		1.41		4
9.51	115,213	.79		1.86		.62		2.03		10
(36.35)	114,654	.78		1.58		.62		1.74		4
13.93	213,957	.76		1.23		.62		1.37		4

12.00	3,310	1.46	*	.75	*	1.37	*	.84	*	1
6.60	4,227	1.45		.55		1.37		.63		2
15.07	7,351	1.54		.49		1.36		.67		4
8.69	9,822	1.54		1.16		1.37		1.33		10
(36.82)	12,856	1.53		.83		1.37		.99		4
13.05	31,343	1.51		.49		1.37		.63		4

12.02	8,530	1.46	*	.72	*	1.37	*	.81	*	1
6.61	8,261	1.45		.55		1.37		.62		2
15.05	8,651	1.54		.48		1.36		.66		4
8.69	8,661	1.54		1.14		1.37		1.31		10
(36.83)	9,784	1.53		.83		1.37		.99		4
13.09	19,585	1.51		.48		1.37		.62		4

12.26	27,429	.97	*	1.15	*	.87	*	1.24	*	1
7.15	14,218	.95		1.06		.87		1.13		2
15.63	12,979	1.04		.97		.86		1.15		4
9.27	10,915	1.04		1.56		.87		1.73		10
(36.51)	9,463	1.03		1.33		.87		1.49		4
13.65	7,230	1.01		.93		.87		1.07		4

12.56	593,797	.46	*	1.73	*	.37	*	1.82	*	1
7.68	597,030	.45		1.55		.37		1.63		2
16.18	749,210	.54		1.48		.36		1.66		4
9.78	827,145	.54		2.14		.37		2.31		10
(36.18)	954,582	.53		1.83		.37		1.99		4
14.22	1,714,008	.51		1.48		.37		1.62		4
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (11/99)
2012(f)	$12.87	$.05	$1.43	$1.48	$(.03)	$(.48)	$(.51)	$13.84
2011	11.98	.05	.92	.97	(.08)	—	(.08)	12.87
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52
2008	15.69	.13	(5.30)	(5.17)	(.10)	(1.59)	(1.69)	8.83
2007	14.25	.15	2.08	2.23	(.13)	(.66)	(.79)	15.69
Class C (9/01)
2012(f)	12.51	—	1.38	1.38	—	(.48)	(.48)	13.41
2011	11.67	(.05)	.89	.84	—	—	—	12.51
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28
2008	15.41	.04	(5.19)	(5.15)	(.03)	(1.59)	(1.62)	8.64
2007	14.03	.04	2.03	2.07	(.03)	(.66)	(.69)	15.41
Class R3 (11/00)(e)
2012(f)	12.73	.03	1.41	1.44	—	(.48)	(.48)	13.69
2011	11.86	.01	.92	.93	(.06)	—	(.06)	12.73
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43
2008	15.60	.10	(5.27)	(5.17)	(.08)	(1.59)	(1.67)	8.76
2007	14.19	.11	2.07	2.18	(.11)	(.66)	(.77)	15.60
Class I (11/99)(e)
2012(f)	12.92	.06	1.44	1.50	(.06)	(.48)	(.54)	13.88
2011	12.03	.08	.91	.99	(.10)	—	(.10)	12.92
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55
2008	15.70	.17	(5.31)	(5.14)	(.13)	(1.59)	(1.72)	8.84
2007	14.27	.19	2.07	2.26	(.17)	(.66)	(.83)	15.70

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

12.13%	$95,171	.82	%*	.63	%*	.74	%*	.70	%*	4%
8.07	68,856	.79		.32		.75		.36		23
26.79	36,499	.86		.70		.74		.82		8
17.53	22,766	.92		.98		.75		1.15		18
(36.46)	11,374	.84		.94		.74		1.04		15
16.32	17,868	.81		.96		.75		1.02		15

11.68	3,435	1.56	*	(.10	)*	1.49	*	(.03	)*	4
7.20	3,302	1.53		(.42)		1.50		(.39)		23
25.86	3,100	1.61		(.05)		1.49		.07		8
16.68	2,766	1.67		.31		1.50		.48		18
(36.91)	3,101	1.58		.20		1.48		.30		15
15.39	5,287	1.56		.22		1.50		.28		15

11.96	99,527	1.07	*	.37	*	.99	*	.45	*	4
7.83	65,060	1.04		.07		1.00		.11		23
26.48	26,458	1.11		.44		.99		.56		8
17.29	12,212	1.17		.72		1.00		.89		18
(36.66)	8,157	1.10		.70		1.00		.80		15
16.01	5,913	1.06		.72		1.00		.78		15

12.30	170,874	.56	*	.91	*	.49	*	.98	*	4
8.23	170,174	.53		.59		.50		.63		23
27.13	202,542	.61		.95		.49		1.07		8
17.92	163,432	.67		1.30		.50		1.47		18
(36.31)	177,038	.59		1.19		.49		1.29		15
16.52	333,784	.56		1.23		.50		1.29		15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/98)
2012(f)	$10.43	$.06	$1.06	$1.12	$(.03)	$—	$(.03)	$11.52
2011	9.89	.05	.55	.60	(.06)	—	(.06)	10.43
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90
2008	15.37	.13	(4.88)	(4.75)	(.10)	(1.61)	(1.71)	8.91
2007	16.23	.14	1.13	1.27	(.12)	(2.01)	(2.13)	15.37
Class C (9/01)
2012(f)	10.02	.02	1.01	1.03	—	—	—	11.05
2011	9.52	(.03)	.53	.50	—	—	—	10.02
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62
2008	15.02	.04	(4.76)	(4.72)	(.03)	(1.61)	(1.64)	8.66
2007	15.92	.03	1.10	1.13	(.02)	(2.01)	(2.03)	15.02
Class R3 (12/98)(e)
2012(f)	10.18	.04	1.03	1.07	—	—	—	11.25
2011	9.66	.03	.53	.56	(.04)	—	(.04)	10.18
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73
2008	15.16	.10	(4.81)	(4.71)	(.08)	(1.61)	(1.69)	8.76
2007	16.04	.11	1.11	1.22	(.09)	(2.01)	(2.10)	15.16
Class I (12/98)(e)
2012(f)	10.46	.07	1.06	1.13	(.06)	—	(.06)	11.53
2011	9.91	.08	.55	.63	(.08)	—	(.08)	10.46
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91
2008	15.37	.16	(4.88)	(4.72)	(.12)	(1.61)	(1.73)	8.92
2007	16.23	.18	1.13	1.31	(.16)	(2.01)	(2.17)	15.37

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

10.76%	$25,383	1.26	%*	.62%*	.83	%*	1.05	%*	7%
6.03	19,406	1.17		.15	.83		.50		14
25.91	12,667	1.49		(.15)	.79		.55		12
6.34	8,591	1.66		.03	.82		.87		22
(34.15)	6,043	1.31		.60	.82		1.09		19
8.56	9,109	1.12		.63	.83		.92		12

10.28	1,219	1.98	*	(.12 )*	1.58	*	.29	*	7
5.25	1,330	1.90		(.58)	1.58		(.26)		14
24.93	1,645	2.24		(.90)	1.54		(.20)		12
5.60	1,380	2.41		(.67)	1.57		.17		22
(34.67)	1,531	2.06		(.15)	1.57		.34		19
7.78	2,916	1.87		(.12)	1.58		.17		12

10.54	17,803	1.52	*	.36 *	1.08	*	.80	*	7
5.79	11,824	1.44		(.12)	1.08		.24		14
25.55	4,795	1.74		(.40)	1.04		.30		12
6.08	2,512	1.91		(.29)	1.07		.55		22
(34.33)	1,121	1.57		.38	1.08		.87		19
8.34	703	1.37		.43	1.08		.71		12

10.83	35,623	.98	*	.89 *	.58	*	1.29	*	7
6.33	40,135	.90		.42	.58		.75		14
26.22	47,179	1.24		.10	.54		.80		12
6.50	43,179	1.41		.35	.57		1.19		22
(33.95)	54,932	1.06		.84	.57		1.33		19
8.84	114,343	.87		.87	.58		1.16		12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index (S&P 500 Index). Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400 Index). Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index.

Under normal market conditions, each Fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Advisor”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security

92	Nuveen Investments

dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Mid Cap Index and Small Cap Index and quarterly for Equity Index. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Mid Cap Index and Small Cap Index receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Flexible Sales Charge Program

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value per share with no up-front sales charge. Equity Index will issue Class B shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2012, Equity Index invested in S&P 500 Index futures to convert cash into the equivalent of an S&P 500 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Mid Cap Index invested in S&P Mid 400 Index futures to convert cash into the equivalent of an S&P Mid 400 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Small Cap Index invested in Russell 2000 Index futures to convert cash into the equivalent of a Russell 2000 Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index.

The average number of futures contracts outstanding during the six months ended April 30, 2012, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average number of futures contracts outstanding*	108	267	63
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

94	Nuveen Investments

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid by each Fund during the six months ended April 30, 2012, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$20,828	$16,385	$14,146

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

Equity Index	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$743,663,329	$—	$—	$743,663,329
Investments Purchased with Collateral from Securities Lending	91,559,442	—	—	91,559,442
Short-Term Investments:
Money Market Funds	18,203,383	—	—	18,203,383
U.S. Government & Agency Obligations	—	6,396,781	—	6,396,781
Derivatives:
Futures Contracts*	343,649	—	—	343,649
Total	$853,769,803	$6,396,781	$—	$860,166,584

Mid Cap Index	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$341,690,150	$—	$—	$341,690,150
Investments Purchased with Collateral from Securities Lending	131,577,685	—	—	131,577,685
Short-Term Investments:
Money Market Funds	26,578,634	—	—	26,578,634
U.S. Government & Agency Obligations	—	2,348,818	—	2,348,818
Derivatives:
Futures Contracts*	521,631	—	—	521,631
Total	$500,368,100	$2,348,818	$—	$502,716,918
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

Small Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks	$77,064,704	$—	$—		$77,064,704
Rights	—	—	—	**	—	**
Warrants	—	—	473		473
Investments Purchased with Collateral from Securities Lending	37,587,463	—	—		37,587,463
Short-Term Investments:
Money Market Funds	2,725,729	—	—		2,725,729
U.S. Government & Agency Obligations	—	619,688	—		619,688
Derivatives:
Futures Contracts*	31,361	—	—		31,361
Total	$117,409,257	$619,688	$473		$118,029,418
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
**	Level 3 security has a market value of zero.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

Mid Cap Index Level 3 Common Stocks
Balance at the beginning of period	$—	**
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$—

	Small Cap Index Level 3 Common Stocks	Small Cap Index Level 3 Rights		Small Cap Index Level 3 Warrants	Small Cap Index Level 3 Total
Balance at the beginning of period	$2,712	$—	**	$524	$3,236
Gains (losses):
Net realized gains (losses)	(90,474)	—		—	(90,474)
Net change in unrealized appreciation (depreciation)	90,339	—		(51)	90,288
Purchases at cost	—	—		—	—
Sales at proceeds	(2,577)	—		—	(2,577)
Net discounts (premiums)	—	—		—	—
Transfers in to	—	—		—	—
Transfers out of	—	—		—	—
Balance at the end of period	$—	$—	**	$473	$473
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2012	$—	$—		$(51)	$—
**	Level 3 security has a market value of zero.

During the six months ended April 30, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

96	Nuveen Investments

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2012, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Equity Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Payable for variation margin on futures contracts*	$343,649	—	$—

Mid Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Payable for variation margin on futures contracts*	$521,631	—	$—

Small Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Payable for variation margin on futures contracts*	$31,361	—	$—
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$3,435,676	$2,801,870	$779,219

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$(916,544)	$(984,639)	$(396,814)

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Index
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	721,707	$15,065,662	816,626	$17,730,870
Class B	452	9,439	174	3,737
Class C	18,574	383,547	37,219	806,830
Class R3(1)	1,068,840	22,481,301	874,238	18,843,033
Class I(1)	1,931,775	41,367,407	3,253,969	70,569,858
Shares issued to shareholders due to reinvestment of distributions:
Class A	486,309	9,469,841	411,949	8,776,775
Class B	15,715	299,090	22,005	460,694
Class C	30,142	578,124	24,980	526,634
Class R3(1)	65,476	1,273,061	53,292	1,132,220
Class I(1)	1,696,829	33,028,079	1,697,028	36,161,240
	6,035,819	123,955,551	7,191,480	155,011,891
Shares redeemed:
Class A	(669,983)	(14,324,364)	(1,238,649)	(27,109,684)
Class B	(64,220)	(1,355,215)	(168,827)	(3,677,889)
Class C	(47,945)	(991,656)	(79,043)	(1,706,016)
Class R3(1)	(555,691)	(11,681,460)	(867,703)	(18,863,985)
Class I(1)	(4,621,325)	(96,924,409)	(11,941,637)	(262,511,489)
	(5,959,164)	(125,277,104)	(14,295,859)	(313,869,063)
Net increase (decrease)	76,655	$(1,321,553)	(7,104,379)	$(158,857,172)

	Mid Cap Index
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,297,372	$30,006,808	3,592,756	$47,969,185
Class C	17,634	228,213	77,394	1,029,313
Class R3(1)	2,479,439	32,355,501	4,088,313	53,833,459
Class I(1)	1,491,675	19,730,369	3,630,449	48,404,197
Shares issued to shareholders due to reinvestment of distributions:
Class A	232,338	2,749,626	18,543	243,472
Class C	9,633	110,394	—	—
Class R3(1)	226,691	2,645,480	11,361	147,814
Class I(1)	321,060	3,823,282	45,808	602,840
	7,075,842	91,649,673	11,464,624	152,230,280
Shares redeemed:
Class A	(1,001,689)	(13,058,786)	(1,306,952)	(17,153,207)
Class C	(35,124)	(455,420)	(79,166)	(1,002,954)
Class R3(1)	(546,683)	(7,095,123)	(1,217,533)	(16,165,349)
Class I(1)	(2,666,538)	(34,203,469)	(4,679,157)	(62,871,313)
Class I(1)-In-kind	—	—	(2,670,858)	(35,014,943)
	(4,250,034)	(54,812,798)	(9,953,666)	(132,207,766)
Net increase (decrease)	2,825,808	$36,836,875	1,510,958	$20,022,514
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

98	Nuveen Investments

	Small Cap Index
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	673,100	$7,303,292	1,149,404	$12,460,157
Class C	6,173	67,116	24,621	265,641
Class R3(1)	585,144	6,318,597	1,009,181	10,725,448
Class I(1)	280,617	3,096,248	736,712	7,952,841
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,536	58,018	7,019	77,632
Class C	—	—	—	—
Class R3(1)	308	3,152	2,020	21,831
Class I(1)	9,690	101,546	14,973	165,746
	1,560,568	16,947,969	2,943,930	31,669,296
Shares redeemed:
Class A	(335,268)	(3,735,533)	(576,592)	(6,078,774)
Class C	(28,581)	(310,582)	(64,662)	(661,129)
Class R3(1)	(165,205)	(1,799,750)	(345,704)	(3,647,858)
Class I(1)	(1,038,837)	(11,132,941)	(1,673,238)	(18,669,132)
	(1,567,891)	(16,978,806)	(2,660,196)	(29,056,893)
Net increase (decrease)	(7,323)	$(30,837)	283,734	$2,612,403
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (reflected above as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2012, and fiscal year ended October 31, 2011, were as follows:

Fund	Six Months Ended 4/30/12	Year Ended 10/31/11
Equity Index	48,438	115,186

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the six months ended April 30, 2012, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$4,827,687	$46,463,791	$9,242,828
Sales and maturities	30,506,786	13,666,518	4,934,372

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$529,180,720	$442,870,468	$103,813,913
Gross unrealized:
Appreciation	388,852,464	81,427,172	24,030,603
Depreciation	(58,210,249)	(22,102,353)	(9,846,459)
Net unrealized appreciation (depreciation) of investments	$330,642,215	$59,324,819	$14,184,144

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to tax equalization, redemption in-kind, distribution reclass and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ last tax year-end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$7,942,474	$14,733,016	$—
Undistributed (Over-distribution of) net investment income	(150,706)	—	(18)
Accumulated net realized gain (loss)	(7,791,768)	(14,733,016)	18

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ last tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed ordinary income*	$3,408,540	$1,291,412	$264,307
Undistributed net long-term capital gains	51,934,511	11,190,512	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income*	$14,500,272	$1,851,088	$485,479
Distributions from net long-term capital gains	52,878,282	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At October 31, 2011, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Small Cap Index
Expiration year:
October 31, 2017	$610,815

During the Funds’ last tax year ended October 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Mid Cap Index	Small Cap Index
Utilized capital loss carryforwards	$250,924	$5,034,731

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index Fund-Level Fee Rate	Mid Cap Index Fund-Level Fee Rate	Small Cap Index Fund-Level Fee Rate
For the first $125 million	.1000%	.1500%	.1500%
For the next $125 million	.0875%	.1375%	.1375%
For the next $250 million	.0750%	.1250%	.1250%
For the next $500 million	.0625%	.1125%	.1125%
For the next $1 billion	.0500%	.1000%	.1000%
For net assets over $2 billion	.0250%	.0750%	.0750%

100	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Equity Index	.1998%
Mid Cap Index	.1896%
Small Cap Index	.1947%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and/or expense reimbursements and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Equity Index	Mid Cap Index	Small Cap Index
Class A Shares	.62%	.75%	.83%
Class B Shares	1.37	N/A	N/A
Class C Shares	1.37	1.50	1.58
Class R3 Shares	.87	1.00	1.08
Class I Shares	.37	.50	.58
Expiration date	February 28, 2013	February 28, 2013	February 28, 2013

N/A – Mid Cap Index and Small Cap Index do not offer Class B Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

Class A Shares are offered at their net asset value per share with no up-front sales charge. During the six months ended April 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances	$2,500	$1,982	$633

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended April 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained	$20,779	$4,543	$4,054

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2012, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained	$2,219	$465	$—

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers and, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

102	Nuveen Investments

Notes

Nuveen Investments	103

Notes

104	Nuveen Investments

Notes

Nuveen Investments	105

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

106	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm*

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

*	The Board of Directors of the Funds, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Funds.

Ernst & Young’s report on the Funds’ financial statements for the most recent fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the most recent fiscal year and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	107

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FIDX-0412D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Dividend Value Fund (formerly Nuveen Equity Income Fund)	FFEIX	FAEBX	FFECX	FEISX	FAQIX
Nuveen Large Cap Value Fund	FASKX	FATBX	FALVX	FAVSX	FSKIX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	FSCCX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Effective February 29, 2012, the Nuveen Equity Income Fund’s name changed to the Nuveen Dividend Value Fund. There have been no changes in the Fund’s investment objectives or policies. Cori Johnson, CFA, Gerald Bren, CFA, and Derek Sadowsky are the portfolio managers for the Fund. Cori, who has 31 years of investment experience, assumed portfolio management responsibilities in 1996. Gerald, with 40 years of investment experience, has been a manager on this Fund since 1994. Derek, who has 14 years of investment experience, became a co-manager on the Dividend Value Fund management team in February of 2012.

Effective April 10, 2012, Cori, Gerald, and Derek were named co-portfolio managers of the Nuveen Large Cap Value Fund. Brent Mellum, CFA, and Kevin Earley, CFA, are no longer portfolio managers of the Fund. There have been no changes in the Fund’s investment objectives or policies. The Board of Directors has approved the reorganization of the Nuveen Large Cap Value Fund into the Nuveen Dividend Value Fund. In order for the reorganization to occur, it must be approved by the shareholders of Nuveen Large Cap Value Fund. A special meeting of Nuveen Large Cap Value Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to Nuveen Large Cap Value Fund’s shareholders in late August 2012. Shareholders are urged to read the proxy materials carefully. Free copies of the proxy materials will be available on the SEC’s web site at www.sec.gov.

Also effective April 10, 2012, Karen Bowie, CFA, and David Chalupnik, CFA, were named co-portfolio managers of the Nuveen Mid Cap Value Fund. Karen and David each have 28 years of investment experience. Brent Mellum, CFA, and Kevin Earley, CFA, are no longer portfolio managers of the Fund. There have been no changes in the Nuveen Mid Cap Value Fund’s investment objectives or policies.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month period ended April 30, 2012.

Nuveen Investments	5

Nuveen Dividend Value Fund (formerly Nuveen Equity Income Fund)

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 1000® Value Index and its Lipper classification average, but underperformed the S&P 500® Index over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

Over the six-month period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between core and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund outperformed its Russell benchmark and Lipper average over this period, primarily as a result of favorable security selection in the information technology and consumer discretionary sectors. In information technology, the Fund’s position in Seagate Technology was a particularly strong performer. The company, a leading producer of hard drives, benefited from higher margins when floods in Thailand curtailed the production of its competitors. Consolidation in the market has since produced optimism that pricing will remain stronger and justify higher stock valuations. In addition, Microsoft showed strong gains as initial reports on its new Windows 8, which is expected by year end, showed promise as the operating system will be similar across all platforms from PCs to smart phones. Microsoft’s smart phone offerings have been laggards to date so Windows 8 success could lead to significant share gains. In consumer discretionary, Yum! Brands and Starbucks both experienced strong gains as consumer confidence improved their prospects both domestically and in Asia. Yum! Brands continued to show strong sales in China as it enhanced its position as a leading restaurant chain in the country. Starbucks rose in value as its introduction of single serve products for the Keurig coffeemakers achieved initial success, while at the same time the company announced further product ventures. Furthermore, Starbucks continued to have strong sales as new locations opened in China. Europe remained an area of weakness; however, declining raw coffee bean costs and continued gains in Asian market sales helped to offset the economic slowdown in Europe.

6	Nuveen Investments

The Fund’s performance was negatively impacted by its underweight in the financials sector as well as unfavorable stock selection in the health care and telecommunication services sectors. The financials sector carries a large weight in the benchmark, and it showed stronger performance as fears related to European financial conditions subsided somewhat during the reporting period. While Greece and Spain have fallen into recession, major financial institutions for the most part have been supported by various European Central Bank programs. Fears about failures in the financial institutions spread to U.S. based financials as well in mid 2011; however, financial stocks experienced a significant rally in their values beginning in late 2011, leading to strong performance across the sector for the six-month period. Therefore, our underweight position in this strongly performing sector reduced the Fund’s overall return. In health care, the Fund did not hold Amgen, a relatively large index position that had strong gains. This accounted for most of the Fund’s shortfall in this sector. Finally, Windstream, a regional wireline-based telecommunications company, experienced weak results during the reporting period. Investors were concerned about its acquisition of Paetec Holding Corporation, a provider of data center, business data and cloud applications, would lead to some initial dilution before merger cost savings could be realized. The Fund did not sell its position in Windstream as we believed its longer term prospects will likely be enhanced by the merger.

Nuveen Large Cap Value Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell 1000® Value Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During this period, we continued to implement the Fund’s investment process of selecting large-cap companies that we believe are undervalued relative to other companies in the same industry or market that demonstrate improving fundamentals and that exhibit a near term catalyst that could close the gap between market value and our perception of fair value. Generally, we sold a holding if the stock price reached its target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

The Fund outperformed its Russell benchmark and Lipper average over this period, primarily as a result of strong issue selection in the consumer discretionary and consumer staples sectors. Within consumer discretionary, positions in Wyndham Worldwide, Comcast and CBS all contributed significantly. Wyndham, a hotel and resort company, is

Nuveen Investments	7

sensitive to economic conditions. The stock market rally which began in mid-fall 2011 was aided by a perception that consumer spending would be sustained in 2012. Comcast and CBS are both media and entertainment companies and, like Wyndham, are sensitive to consumer spending trends. These stocks bottomed in early fall 2011 and experienced a strong recovery during the market’s relief rally. Positive results in consumer staples were largely driven by strong gains in Dean Foods and Philip Morris International. Dean Foods is the largest U.S. producer of dairy products and is structured with relatively high leverage. Difficult competitive conditions improved in late 2011, leading to a strong recovery in the company’s operating income. Philip Morris is a historically profitable company with large cash flows. Because the stock pays a relatively high dividend, it was rewarded as investors searched out securities that have yields competitive with bonds. Additionally, the company’s international sales benefited from the fiscal pressures faced by various countries. Because cigarette taxes are a major revenue source for many countries, the company has been pressured to raise prices, leading to new highs for its gross margins.

The Fund’s performance was negatively impacted by unfavorable stock selection in the industrials and materials sectors. For example Fluor, an engineering and construction firm, was a relative laggard. While the company’s revenue and earnings trends were favorable, Fluor is heavily dependent on continued orders for mine developments as well as oil and gas downstream developments. As such, its stock is sensitive to growth trends in Asia, which remain at risk after an extended period of extraordinary strength. Similarly, positions in Potash Corporation of Saskatchewan and Dow Chemical lagged, again as a result of concerns that weaker growth from Asia would lead to lower commodity prices.

Nuveen Mid Cap Value Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell Mid Cap® Value Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market, that demonstrated improving fundamentals, and that exhibited a near-term catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition activities. At

8	Nuveen Investments

the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sold a holding if the stock price reached its target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

The Fund performed well in absolute terms during the period’s strongly advancing market, but still fell short of the Russell benchmark and Lipper average returns. We did experience several bright spots in terms of sector weights and stock selection. For example, the Fund’s underweight position in the utilities sector benefited relative performance. Utilities trailed in the strong market environment that was fueled by improving economic conditions in the U.S. We also experienced solid stock selection in the consumer discretionary sector. For example, we continued to see outperformance in retail from turnaround story Foot Locker, a leading athletic footwear and apparel retailer, and Macy’s, the large department store chain. Both retailers benefited from good execution as they continued to beat their competition and gain market share. In the housing industry, the Fund benefited from purchasing home builder D.R. Horton upon signs of stabilization in the housing industry. Other consumer discretionary companies that had a significant positive impact on the portfolio included hotel chain Wyndham Worldwide, toy company Mattel and recreational equipment maker Jarden. These stocks were inexpensive when we bought them based on recommendations by our fundamental analysts. As the economy began to improve, the market was willing to pay more for these fundamentally strong, attractively valued companies that were demonstrating strong execution.

The Fund’s performance was negatively impacted by our underweight position in the financial sector as well as poor stock selection in financials, technology and health care during the period. Because of improving economic conditions in the U.S., financials did outperform the overall Russell Micap® Value Index. Therefore, the Fund’s underweight stance proved detrimental. Also, some of the more aggressive, lower quality financial companies in the benchmark outperformed some of the higher credit quality financials with stronger capital and balance sheet positions that the Fund held. In technology, Polycom was the primary source of underperformance. Shares of Polycom, a telecommunications equipment company, took a hit after the company fell short of earnings expectations for several quarters in a row. The market began to fear the company was losing market share to its largest competitor, Cisco Systems. We continued to own this stock because we believed it would perform better going forward. Not only has Polycom’s stock been attractively valued, but our fundamental work shows the company has been holding its market share and we believe it may likely experience better execution over the next six months. In health care, our position in Humana underperformed over the six-month period. As economic and employment numbers improved, concerns grew over higher levels of utilization for health care services. During the financial crisis, fewer people used health care services, leading to favorable cost trends for HMOs like Humana. With the economy improving, people are returning to doctors, putting pressure on future HMO profitability.

Nuveen Investments	9

Nuveen Small Cap Value Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell 2000® Value Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During the six-month period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies that we believed had strengthening balance sheets and free cash flow characteristics. We also continued to target companies with what we thought were sound business models and strong competitive advantages that might gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at what we believe is a discount to both intrinsic and relative value metrics.

The Fund’s outperformance during the period was primarily driven by favorable stock selection across several sectors including overweight positions in consumer discretionary and health care and underweight positions in utilities and consumer staples. The top contributors to the Fund’s performance were well distributed across a number of sectors. Within the consumer discretionary sector our strongest performers were Sally Beauty Holdings and Group 1 Automotive. Sally Beauty, the leading distributor of brand name beauty products to salon professionals, continued to benefit from solid organic sales growth, accretive acquisitions and improved liquidity. Group 1 Automotive, a leading national auto dealer franchise, benefited from the recovery of domestic auto sales. Within health care, ICU Medical, a medical technologies firm focused on vascular systems, continued to execute on its revenue goals while moving forward with an attractive new product pipeline. In the financial sector, Delphi Financial Group, a firm focused on employee benefit insurance, was acquired. This acquisition aided the Fund’s results. Additionally, Texas Capital Bancshares, a commercial lending focused regional bank, continued to demonstrate strong lending growth and credit improvement trends that surpassed many of its peers.

The Fund’s overweight positions in both the energy and technology sectors were slight detractors from our results. Another reason for underperformance was the Fund’s cash exposure of approximately 1.9% of net assets in a strongly advancing market environment. Other individual detractors included RF MicroDevices, a semiconductor firm, which experienced weaker sales from China during the period. In energy, Newpark Resources, a supplier of fluid and engineering products to the oil and gas industry, was negatively impacted by disorder in a key input cost, barite. The limited supply of barite

10	Nuveen Investments

negatively impacted the firm’s margins. PHH Mortgage, a mortgage lending servicer, was a detractor in the industrials sector. There were concerns regarding liquidity shortfalls during late 2011 as mortgage defaults coupled with upcoming debt maturities clouded the outlook for this firm.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Dividend Value Fund

Equity investments such as those held by the Fund, are subject to market risk and derivatives risk; dividends are not guaranteed. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. In addition, the Fund invests in debt or fixed income securities that are subject to credit risk and interest rate risk. Below investment grade or high yield debt securities are subject to heightened credit risk, liquidity risk and potential for default.

Nuveen Large Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Mid Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Small Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in small-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Investments	11

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

12	Nuveen Investments

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.56%	3.79%	2.61%	5.30%
Class A Shares at maximum Offering Price	6.06%	-2.16%	1.40%	4.68%
S&P 500® Index**	12.77%	4.76%	1.01%	4.71%
Russell 1000® Value Index**	11.62%	1.03%	-1.73%	4.83%
Lipper Equity Income Funds Classification Average**	10.34%	2.51%	0.96%	5.28%

Class B Shares w/o CDSC***	12.10%	2.96%	1.83%	4.51%
Class B Shares w/CDSC***	7.10%	-2.04%	1.65%	4.51%
Class C Shares	12.19%	3.04%	1.84%	4.51%
Class R3 Shares	12.52%	3.54%	2.34%	5.08%
Class I Shares	12.68%	4.04%	2.85%	5.56%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	25.26%	7.16%	3.43%	4.93%
Class A Shares at maximum Offering Price	18.03%	0.97%	2.22%	4.31%
Class B Shares w/o CDSC***	24.75%	6.33%	2.65%	4.14%
Class B Shares w/CDSC***	19.75%	1.33%	2.48%	4.14%
Class C Shares	24.68%	6.33%	2.65%	4.13%
Class R3 Shares	25.15%	6.90%	3.16%	4.71%
Class I Shares	25.40%	7.39%	3.69%	5.19%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.14%
Class B Shares	1.89%
Class C Shares	1.89%
Class R3 Shares	1.39%
Class I Shares	0.89%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct Investment.

***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.88%	-0.87%	-2.12%	3.21%
Class A Shares at maximum Offering Price	6.39%	-6.56%	-3.27%	2.60%
Russell 1000® Value Index**	11.62%	1.03%	-1.73%	4.83%
Lipper Large-Cap Value Funds Classification Average**	11.18%	-0.48%	-1.70%	3.97%

Class C Shares	12.42%	-1.61%	-2.85%	2.43%
Class R3 Shares	12.75%	-1.13%	-2.37%	2.99%
Class I Shares	13.02%	-0.61%	-1.87%	3.46%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	28.57%	0.54%	-1.09%	2.86%
Class A Shares at maximum Offering Price	21.15%	-5.23%	-2.25%	2.25%
Class C Shares	28.03%	-0.19%	-1.84%	2.09%
Class R3 Shares	28.42%	0.34%	-1.34%	2.66%
Class I Shares	28.73%	0.79%	-0.85%	3.12%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.19%
Class C Shares	1.94%
Class R3 Shares	1.44%
Class I Shares	0.94%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.08%	-5.88%	-0.65%	6.31%
Class A Shares at maximum Offering Price	3.76%	-11.30%	-1.82%	5.68%
Russell Midcap® Value Index**	11.48%	-0.81%	0.50%	7.95%
Lipper Mid-Cap Value Funds Classification Average**	11.26%	-3.07%	0.00%	6.33%

Class B Shares w/o CDSC***	9.65%	-6.56%	-1.39%	5.53%
Class B Shares w/CDSC***	4.65%	-11.23%	-1.57%	5.53%
Class C Shares	9.62%	-6.58%	-1.40%	5.52%
Class R3 Shares	9.89%	-6.12%	-0.91%	6.11%
Class I Shares	10.16%	-5.67%	-0.42%	6.57%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	25.69%	-3.02%	0.41%	6.43%
Class A Shares at maximum Offering Price	18.47%	-8.60%	-0.78%	5.80%
Class B Shares w/o CDSC***	25.16%	-3.76%	-0.33%	5.64%
Class B Shares w/CDSC***	20.16%	-8.57%	-0.52%	5.64%
Class C Shares	25.26%	-3.72%	-0.34%	5.64%
Class R3 Shares	25.51%	-3.25%	0.17%	6.23%
Class I Shares	25.79%	-2.79%	0.65%	6.69%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.32%
Class B Shares	2.07%
Class C Shares	2.07%
Class R3 Shares	1.57%
Class I Shares	1.07%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.83%	0.39%	1.59%	5.97%
Class A Shares at maximum Offering Price	6.34%	-5.35%	0.39%	5.35%
Russell 2000® Value Index**	11.47%	-4.06%	-0.49%	6.07%
Lipper Small-Cap Value Funds Classification Average**	11.35%	-3.78%	0.87%	6.75%

Class C Shares	12.39%	-0.36%	0.83%	5.19%
Class R3 Shares	12.69%	0.16%	1.34%	5.79%
Class I Shares	12.96%	0.61%	1.83%	6.24%
Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	33.96%	3.86%	1.98%	6.45%
Class A Shares at maximum Offering Price	26.22%	-2.12%	0.78%	5.82%
Class C Shares	33.57%	3.10%	1.23%	5.66%
Class R3 Shares	33.79%	3.60%	1.74%	6.26%
Class I Shares	34.17%	4.07%	2.22%	6.71%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.54%
Class C Shares	2.29%
Class R3 Shares	1.79%
Class I Shares	1.29%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Holding Summaries as of April 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Dividend Value Fund

Portfolio Allocation1

Nuveen Large Cap Value Fund

Portfolio Allocation1

Nuveen Mid Cap Value Fund

Portfolio Allocation1

Nuveen Small Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Financials	18.2%
Energy	13.3%
Health Care	13.1%
Information Technology	12.6%
Consumer Discretionary	10.8%
Industrials	10.4%
Consumer Staples	7.3%
Telecommunication Services	5.6%
Materials	5.4%
Short-Term Investments	0.4%
Other	2.9%

Portfolio Composition[1]
Financials	25.7%
Energy	13.4%
Health Care	12.8%
Consumer Discretionary	10.5%
Information Technology	8.7%
Consumer Staples	7.4%
Industrials	7.2%
Utilities	5.8%
Short-Term Investments	0.6%
Other	7.9%

Portfolio Composition[1]
Financials	26.6%
Consumer Discretionary	15.6%
Information Technology	11.9%
Industrials	10.0%
Health Care	9.6%
Utilities	8.7%
Energy	8.2%
Materials	6.5%
Short-Term Investments	0.1%
Other	2.8%

Portfolio Composition[1]
Financials	28.9%
Industrials	16.4%
Consumer Discretionary	13.5%
Information Technology	13.3%
Energy	6.1%
Materials	6.0%
Utilities	5.9%
Health Care	5.8%
Short-Term Investments	0.7%
Other	3.4%

Top Five Common Stock Holdings[2]
JP Morgan Chase & Co.	3.6%
Verizon Communications Inc.	3.0%
Chevron Corporation	3.0%
Pfizer Inc.	2.9%
Exxon Mobil Corporation	2.8%

Top Five Common Stock Holdings[2]
JP Morgan Chase & Co.	4.3%
Pfizer Inc.	4.1%
Wells Fargo & Company	3.3%
Intel Corporation	2.2%
Comcast Corporation	2.2%

Top Five Common Stock Holdings[2]
Invesco LTD	2.3%
Staples, Inc.	2.2%
American Water Works Company	2.1%
CMS Energy Corporation	2.0%
Macy’s, Inc.	2.0%

Top Five Common Stock Holdings[2]
Triumph Group Inc.	2.4%
Group 1 Automotive Inc.	2.0%
Atmos Energy Corporation	2.0%
Texas Capital BancShares, Inc.	1.7%
Webster Financial Corporation	1.7%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of April 30, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of April 30, 2012. Holdings are subject to change.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,125.60	$1,121.00	$1,121.90	$1,125.20	$1,126.80	$1,019.05	$1,015.32	$1,015.32	$1,017.80	$1,020.29
Expenses Incurred During Period	$6.18	$10.13	$10.13	$7.50	$4.86	$5.87	$9.62	$9.62	$7.12	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.92%, 1.42% and ..92% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,128.80	$1,124.20	$1,127.50	$1,130.20	$1,018.35	$1,014.72	$1,017.21	$1,019.69
Expenses Incurred During Period	$6.93	$10.77	$8.15	$5.51	$6.57	$10.22	$7.72	$5.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.04%, 1.54% and 1.04% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Mid Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,100.80	$1,096.50	$1,096.20	$1,098.90	$1,101.60	$1,018.50	$1,014.77	$1,014.77	$1,017.26	$1,019.74
Expenses Incurred During Period	$6.69	$10.58	$10.58	$7.98	$5.38	$6.42	$10.17	$10.17	$7.67	$5.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 2.03%, 1.53% and 1.03% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	Nuveen Investments

Expense Examples (continued)

Nuveen Small Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,128.30	$1,123.90	$1,126.90	$1,129.60	$1,017.60	$1,013.87	$1,016.36	$1,018.85
Expenses Incurred During Period	$7.73	$11.67	$9.04	$6.41	$7.32	$11.07	$8.57	$6.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, 1.71% and 1.21% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Dividend Value Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.7%

	Consumer Discretionary – 10.8%

495,357	Carnival Corporation, ADR, (2)	$16,094,149

752,606	Cinemark Holdings Inc., (2)	17,279,834

346,439	Hasbro, Inc.	12,728,169

333,410	Home Depot, Inc.	17,267,304

193,757	McDonald’s Corporation	18,881,620

338,895	Starbucks Corporation	19,445,795

149,027	Whirlpool Corporation, (2)	9,540,709

282,933	YUM! Brands, Inc.	20,577,717
	Total Consumer Discretionary	131,815,297
	Consumer Staples – 7.3%

400,947	Altria Group, Inc.	12,914,503

292,010	ConAgra Foods, Inc.	7,539,698

176,658	Kimberly-Clark Corporation	13,862,353

461,548	Kraft Foods Inc.	18,401,919

237,678	Philip Morris International	21,274,558

437,369	Unilever PLC, ADR	15,023,625
	Total Consumer Staples	89,016,656
	Energy – 13.4%

176,004	Anadarko Petroleum Corporation	12,885,253

341,557	Chevron Corporation	36,396,314

160,743	ConocoPhillips	11,514,021

343,280	Enbridge Energy Partners LP, (2)	10,607,352

377,892	Exterran Partners, L.P, (2)	8,442,107

397,700	Exxon Mobil Corporation	34,337,418

95,191	Occidental Petroleum Corporation	8,683,323

359,916	Royal Dutch Shell PLC, Class A	25,748,391

187,685	Schlumberger Limited	13,914,966
	Total Energy	162,529,145
	Financials – 18.2%

412,400	AFLAC Incorporated	18,574,496

651,157	Annaly Capital Management Inc., (2)	10,626,882

283,743	BankUnited Inc.	6,980,078

332,392	Capital One Financial Corporation	18,441,108

625,468	Citigroup Inc.	20,665,463

216,504	Community Bank System Inc., (2)	6,088,092

548,370	Fifth Third Bancorp.	7,803,305

45,024	Goldman Sachs Group, Inc.	5,184,514

1,013,445	JP Morgan Chase & Co.	43,557,866

166,130	Liberty Property Trust, (2)	6,055,439

111,498	Mid-America Apartment Communities, (2)	7,589,669

199,852	National Retail Properties, Inc.	5,471,948

781,037	Old Republic International Corporation	7,771,318

354,100	Prudential Financial, Inc.	21,437,214

738,051	Redwood Trust Inc., (2)	8,620,436

456,508	State Street Corporation	21,099,800

101,264	Ventas Inc., (2)	5,953,311
	Total Financials	221,920,939

20	Nuveen Investments

Shares	Description (1)	Value

	Health Care – 13.2%

340,612	Abbott Laboratories, (2)	$21,138,381

390,092	Bristol-Myers Squibb Company	13,017,370

280,799	Covidien PLC	15,508,529

282,652	GlaxoSmithKline PLC	13,067,002

110,409	Humana Inc.	8,907,798

283,493	Johnson & Johnson	18,452,559

504,228	Merck & Company Inc.	19,785,907

1,508,878	Pfizer Inc.	34,598,573

275,586	UnitedHealth Group Incorporated	15,474,154
	Total Health Care	159,950,273
	Industrials – 10.4%

132,011	3M Co.	11,796,503

129,627	Boeing Company	9,955,354

383,223	Emerson Electric Company, (2)	20,134,536

124,909	General Dynamics Corporation	8,431,358

1,326,279	General Electric Company	25,968,543

240,752	Ingersoll Rand Company Limited, Class A	10,236,775

395,773	Republic Services, Inc.	10,832,307

146,548	United Parcel Service, Inc., Class B	11,451,261

212,846	United Technologies Corporation	17,376,747
	Total Industrials	126,183,384
	Information Technology – 12.6%

85,906	Automatic Data Processing, Inc.	4,778,092

789,389	Intel Corporation	22,418,648

14,665	MasterCard, Inc.	6,632,540

505,012	Maxim Integrated Products, Inc.	14,938,255

776,006	Microsoft Corporation	24,847,712

450,079	Molex Inc.	10,306,809

389,440	Oracle Corporation	11,445,642

241,724	QUALCOMM, Inc.	15,431,660

871,416	Seagate Technology	26,804,756

306,895	Texas Instruments Incorporated	9,802,226

50,407	Visa Inc., (2)	6,199,053
	Total Information Technology	153,605,393
	Materials – 5.4%

396,120	Dow Chemical Company, (2)	13,420,546

253,594	E.I. Du Pont de Nemours and Company, (2)	13,557,135

287,926	Potash Corporation of Saskatchewan, (2)	12,231,096

140,993	PPG Industries, Inc.	14,838,103

103,445	Praxair, Inc.	11,968,587
	Total Materials	66,015,467
	Telecommunication Services – 5.6%

420,661	CenturyLink Inc., (2)	16,220,688

912,137	Verizon Communications Inc.	36,832,092

1,316,285	Windstream Corporation, (2)	14,795,043
	Total Telecommunication Services	67,847,823

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Dividend Value Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Utilities – 2.8%

561,481	CenterPoint Energy, Inc.	$11,347,531

417,450	PPL Corporation, (2)	11,417,255

406,450	Westar Energy Inc., (2)	11,661,048
	Total Utilities	34,425,834
	Total Common Stocks (cost $890,183,271)	1,213,310,211

Shares	Description (1)	Value
	INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 12.8%

156,050,266	Mount Vernon Securities Lending Prime Portfolio, Class Z, 0.276%, (3), (4)	$156,050,266
	Total Investments Purchased with Collateral from Securities Lending (cost $156,050,266)	156,050,266

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.4%

5,474,249	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$5,474,249
	Total Short-Term Investments (cost $5,474,249)	5,474,249
	Total Investments (cost $1,051,707,786) – 112.9%	1,374,834,726
	Other Assets Less Liabilities – (12.9)%	(157,226,266)
	Net Assets – 100%	$1,217,608,460

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending.

(3)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Large Cap Value Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.5%

	Consumer Discretionary – 10.5%

61,877	Carnival Corporation, ADR	$2,010,384

89,595	CBS Corporation, Class B	2,987,993

107,775	Comcast Corporation, Class A, (3)	3,268,816

42,897	Hasbro, Inc.	1,576,036

148,530	Interpublic Group Companies, Inc., (3)	1,754,139

70,859	Macy’s, Inc., (3)	2,906,636

97,592	Staples, Inc., (3)	1,502,917
	Total Consumer Discretionary	16,006,921
	Consumer Staples – 7.4%

22,054	Coca-Cola Company	1,683,161

39,893	Corn Products International, Inc.	2,276,295

66,067	CVS Caremark Corporation	2,947,910

129,782	Dean Foods Company, (2)	1,593,723

30,609	Philip Morris International	2,739,812
	Total Consumer Staples	11,240,901
	Energy – 13.4%

27,211	Anadarko Petroleum Corporation	1,992,117

21,600	Chevron Corporation, (3)	2,301,696

20,674	Devon Energy Corporation	1,444,079

40,977	Ensco PLC	2,239,393

66,344	Marathon Oil Corporation	1,946,533

34,440	National-Oilwell Varco Inc.	2,609,174

16,055	Occidental Petroleum Corporation	1,464,537

27,574	Pioneer Natural Resources Company, (3)	3,193,621

93,785	Williams Companies, Inc.	3,191,504
	Total Energy	20,382,654
	Financials – 25.8%

42,657	Ace Limited	3,240,652

49,675	Ameriprise Financial, Inc.	2,692,882

73,503	Citigroup Inc.	2,428,539

83,375	Fifth Third Bancorp.	1,186,426

27,829	Goldman Sachs Group, Inc.	3,204,509

153,272	JP Morgan Chase & Co.	6,587,631

137,731	KeyCorp.	1,107,357

70,856	Lincoln National Corporation, (3)	1,755,103

65,886	Marsh & McLennan Companies, Inc.	2,203,887

43,895	PNC Financial Services Group, Inc.	2,911,116

52,213	Prudential Financial, Inc.	3,160,975

54,211	State Street Corporation	2,505,632

52,593	SunTrust Banks, Inc.	1,276,958

149,265	Wells Fargo & Company	4,989,929
	Total Financials	39,251,596
	Health Care – 12.8%

40,842	Agilent Technologies, Inc., (2), (3)	1,722,716

54,984	Covidien PLC	3,036,766

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Large Cap Value Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Health Care (continued)

17,246	Humana Inc.	$1,391,407

31,657	McKesson HBOC Inc.	2,893,766

47,220	Merck & Company Inc.	1,852,913

268,134	Pfizer Inc.	6,148,313

44,587	UnitedHealth Group Incorporated	2,503,560
	Total Health Care	19,549,441
	Industrials – 7.3%

15,540	Boeing Company	1,193,472

48,036	Emerson Electric Company, (3)	2,523,811

132,254	General Electric Company, (3)	2,589,533

65,193	Ingersoll Rand Company Limited, Class A	2,772,006

24,528	Republic Services, Inc.	671,331

23,224	Tyco International Ltd.	1,303,563
	Total Industrials	11,053,716
	Information Technology – 8.6%

116,842	Intel Corporation	3,318,313

64,073	Maxim Integrated Products, Inc.	1,895,279

66,761	Molex Inc.	1,528,827

90,870	Oracle Corporation	2,670,669

30,341	QUALCOMM, Inc.	1,936,969

63,723	Seagate Technology	1,960,119
	Total Information Technology	13,310,176
	Materials – 3.7%

49,557	Dow Chemical Company, (3)	1,678,991

49,910	Potash Corporation of Saskatchewan, (3)	2,120,177

29,360	Rock-Tenn Company	1,830,009
	Total Materials	5,629,177
	Telecommunication Services – 4.2%

80,181	CenturyLink Inc., (3)	3,091,779

80,320	Verizon Communications Inc., (3)	3,243,322
	Total Telecommunication Services	6,335,101
	Utilities – 5.8%

82,383	American Water Works Company	2,820,794

86,845	CMS Energy Corporation, (3)	1,996,567

16,500	ONEOK, Inc.	1,417,185

54,357	Pinnacle West Capital Corporation	2,628,163
	Total Utilities	8,862,709
	Total Common Stocks (cost $141,887,189)	151,622,392

Shares	Description (1)	Value
	INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 22.2%

33,810,534	Mount Vernon Securities Lending Prime Portfolio, Class Z, 0.276%, (4), (5)	$33,810,534
	Total Investments Purchased with Collateral from Securities Lending (cost $33,810,534)	33,810,534

24	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.6%

873,511	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$873,511
	Total Short-Term Investments (cost $873,511)	873,511
	Total Investments (cost $176,571,234) – 122.3%	186,306,437
	Other Assets Less Liabilities – (22.3)%	(34,000,434)
	Net Assets – 100%	$152,306,003

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Value Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.7%

	Consumer Discretionary – 15.4%

82,224	Brunswick Corporation, (3)	$2,161,669

126,181	Cinemark Holdings Inc., (3)	2,897,116

162,628	D.R. Horton, Inc., (3)	2,658,968

104,776	Dana Holding Corporation, (2), (3)	1,531,825

105,185	Foot Locker, Inc.	3,217,609

231,883	Interpublic Group Companies, Inc., (3)	2,738,538

70,531	Jarden Corporation	2,957,365

97,240	Macy’s, Inc., (3)	3,988,785

86,334	Mattel, Inc.	2,900,822

286,332	Staples, Inc., (3)	4,409,513

29,769	Whirlpool Corporation	1,905,811
	Total Consumer Discretionary	31,368,021
	Consumer Staples – 2.9%

99,764	Constellation Brands, Inc., Class A, (2), (3)	2,154,902

26,839	Lorillard Inc.	3,631,048
	Total Consumer Staples	5,785,950
	Energy – 8.1%

21,008	Concho Resources Inc., (2)	2,251,637

50,772	Ensco PLC	2,774,690

21,317	Noble Energy, Inc.	2,117,204

41,193	Oil States International Inc., (2), (3)	3,278,139

26,365	Pioneer Natural Resources Company, (3)	3,053,594

87,251	Williams Companies, Inc.	2,969,152
	Total Energy	16,444,416
	Financials – 26.3%

64,707	Ameriprise Financial, Inc.	3,507,766

66,444	Comerica Incorporated, (3)	2,127,537

143,409	Developers Diversified Realty Corporation, (3)	2,122,453

63,726	Discover Financial Services	2,160,311

97,813	East West Bancorp Inc., (3)	2,227,202

268,565	Fifth Third Bancorp.	3,821,680

166,999	Host Hotels & Resorts Inc., (3)	2,778,863

182,970	Invesco LTD	4,544,975

389,425	KeyCorp.	3,130,977

108,415	Kimco Realty Corporation, (3)	2,104,335

135,566	Lincoln National Corporation	3,357,970

61,556	Mack-Cali Realty Corporation	1,767,888

103,626	Marsh & McLennan Companies, Inc.	3,466,290

25,741	SL Green Realty Corporation, (3)	2,122,088

263,813	SLM Corporation	3,912,347

117,774	SunTrust Banks, Inc.	2,859,553

114,374	Unum Group	2,715,239

43,969	Ventas Inc., (3)	2,584,938

94,745	Webster Financial Corporation, (3)	2,153,554
	Total Financials	53,465,966

26	Nuveen Investments

Shares	Description (1)	Value

	Health Care – 9.5%

54,999	Aetna Inc.	$2,422,156

62,580	Agilent Technologies, Inc., (2), (3)	2,639,624

72,784	AmerisourceBergen Corporation, (3)	2,708,293

119,285	CareFusion Corporation, (2)	3,090,674

76,720	Endo Pharmaceuticals Holdings Inc., (2)	2,695,941

48,375	Humana Inc.	3,902,895

74,456	Impax Laboratories Inc., (2), (3)	1,833,851
	Total Health Care	19,293,434
	Industrials – 9.8%

58,416	Chicago Bridge & Iron Company N.V.	2,594,839

74,991	Crane Company	3,309,353

51,695	Dover Corporation	3,239,209

47,694	Fluor Corporation	2,754,329

81,354	Ingersoll Rand Company Limited, Class A	3,459,172

89,925	Oshkosh Truck Corporation	2,052,988

104,227	Spirit AeroSystems Holdings Inc.	2,605,675
	Total Industrials	20,015,565
	Information Techology – 11.7%

53,916	Arrow Electronics, Inc., (2), (3)	2,267,168

59,665	Autodesk, Inc., (2)	2,349,011

82,690	Fidelity National Information Services, (3)	2,784,172

103,104	International Rectifier Corporation, (2), (3)	2,250,760

89,083	Molex Inc., (3)	2,457,800

54,482	Plantronics Inc.	2,087,750

207,290	Polycom Inc., (2), (3)	2,750,738

166,358	Teradyne Inc., (2), (3)	2,863,021

42,132	VeriFone Holdings Inc., (2), (3)	2,007,168

52,380	Western Digital Corporation, (2)	2,032,868
	Total Information Technology	23,850,456
	Materials – 6.4%

14,076	CF Industries Holdings, Inc.	2,717,513

43,898	Cytec Industries, Inc.	2,790,596

103,633	International Paper Company	3,452,015

71,573	Packaging Corp. of America	2,089,216

32,084	Rock-Tenn Company	1,999,796
	Total Materials	13,049,136
	Utilities – 8.6%

123,578	American Water Works Company	4,231,311

112,570	Calpine Corporation, (3)	2,110,688

174,750	CMS Energy Corporation	4,017,503

74,999	Edison International	3,300,706

229,438	NV Energy Inc., (3)	3,820,142
	Total Utilities	17,480,350
	Total Common Stocks (cost $188,150,863)	200,753,294

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Value Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 29.3%

59,694,980	Mount Vernon Securities Lending Prime Portfolio, Class Z, 0.276%, (4), (5)	$59,694,980
	Total Investments Purchased with Collateral from Securities Lending (cost $59,694,980)	59,694,980

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.1%

111,055	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$111,055
	Total Short-Term Investments (cost $111,055)	111,055
	Total Investments (cost $247,956,898) – 128.1%	260,559,329
	Other Assets Less Liabilities – (28.1)%	(57,113,462)
	Net Assets – 100%	$203,445,867

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Small Cap Value Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Consumer Discretionary – 13.6%

42,198	Ascena Retail Group Inc., (2), (3)	$864,215

127,284	Belo Corp.	857,894

41,627	Cinemark Holdings Inc., (3)	955,756

60,411	Cooper Tire & Rubber	903,144

61,684	Dana Holding Corporation, (2), (3)	901,820

21,824	Dominos Pizza Inc., (2)	825,165

30,186	Group 1 Automotive Inc., (3)	1,747,166

52,910	La Z Boy Inc.	797,354

21,372	Mens Wearhouse Inc., (3)	791,619

27,989	P.F. Changs China Bistro, Inc.	1,110,883

50,809	Sally Beauty Holdings Inc., (2)	1,351,519

54,188	West Marine, Inc., (3)	634,541
	Total Consumer Discretionary	11,741,076
	Consumer Staples – 2.1%

44,265	Inter Parfums, Inc.	697,174

59,880	Spartan Stores, Inc.	1,091,612
	Total Consumer Staples	1,788,786
	Energy – 6.1%

39,500	Basic Energy Services, Inc., (2)	568,800

33,000	Delek US Holdings Inc., (3)	537,900

46,166	Matrix Service Company	630,166

49,120	Midstates Petroleum Co Inc.	801,638

79,090	Newpark Resources Inc., (3)	503,012

41,193	Stone Energy Corporation, (2), (3)	1,155,464

37,308	Swift Energy Company, (3)	1,128,567
	Total Energy	5,325,547
	Financials – 29.0%

8,429	Affiliated Managers Group Inc., (2)	957,703

75,518	Associated Estates Realty Corp.	1,278,520

19,998	Bank of the Ozarks, Inc., (3)	617,938

105,381	Brandywine Realty Trust, (3)	1,249,819

188,957	CNO Financial Group Inc., (2), (3)	1,373,717

45,938	Community Bank System Inc., (3)	1,291,777

73,104	CubeSmart	918,186

132,729	DiamondRock Hospitality Company, (3)	1,410,909

59,014	East West Bancorp Inc., (3)	1,343,749

26,612	EZCORP, Inc., (3)	712,935

62,625	FirstMerit Corporation, (3)	1,052,100

71,004	Flushing Financial Corporation, (3)	925,182

60,596	Heartland Financial USA, Inc.	1,122,238

63,086	Horace Mann Educators Corporation	1,107,159

13,662	IberiaBank Corporation, (3)	697,718

111,662	JMP Group Inc.	827,415

31,508	Knight Trading Group Inc., (3)	414,015

183,977	MFA Mortgage Investments, Inc.	1,357,750

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Small Cap Value Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

162,344	MGIC Investment Corporation, (2), (3)	$561,710

77,598	National Financial Partners Corp., (2), (3)	1,144,571

14,404	SVB Financial Group, (2), (3)	923,152

39,184	Texas Capital BancShares, Inc., (2), (3)	1,477,629

62,852	Webster Financial Corporation, (3)	1,428,626

23,021	WSFS Financial Corporation	918,768
	Total Financials	25,113,286
	Health Care – 5.8%

10,411	AmericGroup Corporation, (2), (3)	642,983

98,276	Bioscrip, Inc., (2)	728,225

43,784	Hanger Orthopedic Group Inc., (2)	1,031,113

17,374	ICU Medical, Inc., (2), (3)	911,961

26,776	Impax Laboratories Inc., (2), (3)	659,493

15,280	Mednax Inc., (2), (3)	1,073,267
	Total Health Care	5,047,042
	Industrials – 16.4%

32,230	Actuant Corporation, (3)	878,912

68,176	Altra Industrial Motion, Inc., (2), (3)	1,246,257

21,660	Atlas Air Worldwide Holdings Inc., (2), (3)	997,443

41,991	Emcor Group Inc.	1,231,176

56,320	Ennis Inc., (3)	887,603

41,512	G&K Services, Inc.	1,364,084

37,876	General Cable Corporation, (3)	1,115,069

43,343	GrafTech International Ltd.	508,847

59,024	MasTec Inc., (2), (3)	1,026,427

12,232	Regal-Beloit Corporation	827,372

25,000	Tetra Tech, Inc., (2), (3)	667,500

40,000	TriMas Corporation, (2)	880,400

32,787	Triumph Group Inc., (3)	2,059,679

31,713	TrueBlue Inc., (2), (3)	547,366
	Total Industrials	14,238,135
	Information Technology – 13.3%

30,000	ADTRAN, Inc., (3)	915,600

21,209	CACI International Inc., (3)	1,296,506

60,000	Cray, Inc., (3)	669,000

56,000	Dice Holdings Inc.	603,680

50,645	International Rectifier Corporation, (2), (3)	1,105,580

45,926	MKS Instruments Inc., (3)	1,269,854

105,938	Perficient, Inc., (2), (3)	1,272,315

28,240	Plantronics Inc., (3)	1,082,157

60,975	PMC-Sierra, Inc., (2), (3)	431,093

47,407	Polycom Inc., (2), (3)	629,091

18,872	Rogers Corporation	722,609

22,886	SYNNEX Corporation, (2)	871,728

64,862	TTM Technologies, Inc., (2), (3)	670,024
	Total Information Technology	11,539,237

30	Nuveen Investments

Shares	Description (1)	Value

	Materials – 6.0%

31,067	Buckeye Technologies Inc., (3)	$1,006,881

28,300	Kraton Performance Polymers Inc., (2), (3)	735,800

17,222	Minerals Technologies Inc., (3)	1,155,596

39,639	Packaging Corp. of America	1,157,062

9,454	Rockwood Holdings Inc.	523,184

16,446	Schnitzer Steel Industries, Inc., (3)	655,702
	Total Materials	5,234,225
	Telecommunication Services – 1.3%

55,283	NTELOS Holdings Corp	1,117,826
	Utilities – 6.0%

52,243	Atmos Energy Corporation	1,702,077

46,515	El Paso Electric Company, (3)	1,425,220

23,133	Southwest Gas Corporation, (3)	972,052

31,109	UIL Holdings Corporation, (3)	1,069,219
	Total Utilities	5,168,568
	Total Common Stocks (cost $75,955,378)	86,313,728

Shares	Description (1)	Value
	INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LENDING

	Money Market Funds – 48.8%

42,370,035	Mount Vernon Securities Lending Prime Portfolio, Class Z, 0.276%, (4), (5)	$42,370,035
	Total Investments Purchased with Collateral from Securities Lending (cost $42,370,035)	42,370,035

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.7%

627,525	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$627,525
	Total Short-Term Investments (cost $627,525)	627,525
	Total Investments (cost $118,952,938) – 149.1%	129,311,288
	Other Assets Less Liabilities – (49.1)%	(42,563,396)
	Net Assets – 100%	$86,747,892

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Assets & Liabilities (Unaudited)

April 30, 2012

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Assets
Investments, at value (cost $895,657,520, $142,760,700, $188,261,918 and $76,582,903, respectively)	$1,218,784,460	$152,495,903	$200,864,349	$86,941,253
Investments purchased with collateral from securities lending (at cost, which approximates value)	156,050,266	33,810,534	59,694,980	42,370,035
Receivables:
Dividends	1,510,550	208,936	73,094	22,838
Due from broker	21,317	4,659	6,823	5,309
Investments sold	7,770,411	2,938,384	3,880,097	—
Shares sold	1,506,965	5,290	52,900	12,510
Other assets	10,408	320	2,550	178
Total assets	1,385,654,377	189,464,026	264,574,793	129,352,123
Liabilities
Payables:
Collateral from securities lending program	156,050,266	33,810,534	59,694,980	42,370,035
Investments purchased	7,738,413	2,919,209	790,710	—
Shares redeemed	3,009,389	230,423	361,742	82,726
Accrued expenses:
Management fees	759,887	92,181	113,201	68,039
12b-1 distribution and service fees	70,588	11,274	22,668	9,307
Other	417,374	94,402	145,625	74,124
Total liabilities	168,045,917	37,158,023	61,128,926	42,604,231
Net assets	$1,217,608,460	$152,306,003	$203,445,867	$86,747,892
Class A Shares
Net assets	$210,162,755	$49,346,442	$42,200,631	$33,975,343
Shares outstanding	14,471,331	3,045,019	1,766,453	2,664,996
Net asset value per share	$14.52	$16.21	$23.89	$12.75
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.41	$17.20	$25.35	$13.53
Class B Shares
Net assets	$2,037,261	N/A	$1,824,450	N/A
Shares outstanding	141,629	N/A	81,096	N/A
Net asset value and offering price per share	$14.38	N/A	$22.50	N/A
Class C Shares
Net assets	$24,466,191	$1,228,687	$9,024,522	$1,631,942
Shares outstanding	1,702,864	77,575	392,165	146,219
Net asset value and offering price per share	$14.37	$15.84	$23.01	$11.16
Class R3 Shares
Net assets	$17,311,780	$485,666	$12,370,802	$2,493,668
Shares outstanding	1,194,228	30,136	520,349	199,180
Net asset value and offering price per share	$14.50	$16.12	$23.77	$12.52
Class I Shares
Net assets	$963,630,473	$101,245,208	$138,025,462	$48,646,939
Shares outstanding	65,844,971	6,216,659	5,745,167	3,696,419
Net asset value and offering price per share	$14.63	$16.29	$24.02	$13.16
Net assets consist of:
Capital paid-in	$866,397,424	$225,652,622	$245,511,159	$109,924,106
Undistributed (Over-distribution of) net investment income	83,734	1,102,923	707,149	306,450
Accumulated net realized gain (loss)	28,000,362	(84,184,745)	(55,374,872)	(33,841,014)
Net unrealized appreciation (depreciation)	323,126,940	9,735,203	12,602,431	10,358,350
Net assets	$1,217,608,460	$152,306,003	$203,445,867	$86,747,892
Authorized shares	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

N/A –	Small Cap Value does not offer Class B Shares. Class B Shares of Large Cap Value converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for divided reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended April 30, 2012

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and Interest income from unaffiliated investments (net of foreign tax withheld of $135,631, $21,015, $517 and $ –, respectively)	$18,761,021	$1,942,345	$1,923,548	$861,959
Securities lending income	148,708	29,388	45,979	41,199
Total investment income	18,909,729	1,971,733	1,969,527	903,158
Expenses
Management fees	4,361,933	569,195	954,589	394,564
12b-1 service fees – Class A	240,044	61,605	56,977	41,182
12b-1 distribution and service fees – Class B	12,898	N/A	9,770	N/A
12b-1 distribution and service fees – Class C	107,215	5,516	44,527	7,677
12b-1 distribution and service fees – Class R3	35,489	1,679	34,731	6,152
Shareholders’ servicing agent fees and expenses	635,049	153,116	318,329	162,009
Custodian’s fees and expenses	86,878	18,771	26,150	12,976
Directors’ fees and expenses	16,443	2,298	3,115	1,409
Professional fees	35,497	357	9,531	3,651
Shareholders’ reports – printing and mailing expenses	53,048	11,995	14,171	10,274
Federal and state registration fees	38,547	28,704	30,282	27,311
Other expenses	17,685	9,442	12,767	10,489
Total expenses before expense reimbursement	5,640,726	862,678	1,514,939	677,694
Expense reimbursement	—	(2,178)	(274,566)	(91,943)
Net expenses	5,640,726	860,500	1,240,373	585,751
Net investment income (loss)	13,269,003	1,111,233	729,154	317,407
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	29,778,587	6,503,135	9,613,308	6,745,063
Change in net unrealized appreciation (depreciation) of investments	95,429,312	11,005,895	10,130,285	3,629,062
Net realized and unrealized gain (loss)	125,207,899	17,509,030	19,743,593	10,374,125
Net increase (decrease) in net assets from operations	$138,476,902	$18,620,263	$20,472,747	$10,691,532

N/A –	Small Cap Value does not offer Class B Shares. Class B Shares of Large Cap Value converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for divided reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Changes in Net Assets (Unaudited)

	Dividend Value		Large Cap Value
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$13,269,003	$22,403,547	$1,111,233	$1,694,307
Net realized gain (loss) from:
Investments	29,778,587	5,603,569	6,503,135	19,195,878
Redemptions in-kind	—	—	—	15,436,123
Change in net unrealized appreciation (depreciation) of investments	95,429,312	38,786,442	11,005,895	(24,277,216)
Net increase (decrease) in net assets from operations	138,476,902	66,793,558	18,620,263	12,049,092
Distributions to Shareholders
From net investment income:
Class A	(2,359,586)	(3,311,206)	(189,275)	(696,738)
Class B	(22,980)	(30,068)	N/A	(5,760)
Class C	(186,243)	(155,136)	—	(5,506)
Class R3(1)	(158,565)	(74,593)	(1,206)	(8,973)
Class I(1)	(12,449,183)	(19,550,217)	(686,230)	(2,375,027)
Decrease in net assets from distributions to shareholders	(15,176,557)	(23,121,220)	(876,711)	(3,092,004)
Fund Share Transactions
Proceeds from sale of shares	170,770,693	441,406,794	6,388,916	8,440,042
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,932,320	9,484,764	522,996	1,788,847
	177,703,013	450,891,558	6,911,912	10,228,889
Cost of shares redeemed	(155,924,595)	(249,150,489)	(26,726,038)	(74,896,322)
Cost of redemptions in-kind	—	—	—	(132,685,046)
Net increase (decrease) in net assets from Fund share transactions	21,778,418	201,741,069	(19,814,126)	(197,352,479)
Net increase (decrease) in net assets	145,078,763	245,413,407	(2,070,574)	(188,395,391)
Net assets at the beginning of period	1,072,529,697	827,116,290	154,376,577	342,771,968
Net assets at the end of period	$1,217,608,460	$1,072,529,697	$152,306,003	$154,376,577
Undistributed (Over-distribution of) net investment income at the end of period	$83,734	$1,991,288	$1,102,923	$868,401

N/A –	Class B Shares of Large Cap Value converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

34	Nuveen Investments

	Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$729,154	$1,667,039	$317,407	$(290,831)
Net realized gain (loss) from:
Investments	9,613,308	42,262,542	6,745,063	10,390,805
Redemptions in-kind	—	51,352,202	—	27,495,098
Change in net unrealized appreciation (depreciation) of investments	10,130,285	(76,035,365)	3,629,062	(17,603,366)
Net increase (decrease) in net assets from operations	20,472,747	19,246,418	10,691,532	19,991,706
Distributions to Shareholders
From net investment income:
Class A	(256,451)	(804,678)	—	—
Class B	—	(9,710)	N/A	N/A
Class C	—	(46,605)	—	—
Class R3(1)	(47,224)	(141,534)	—	—
Class I(1)	(1,219,636)	(2,981,023)	—	—
Decrease in net assets from distributions to shareholders	(1,523,311)	(3,983,550)	—	—
Fund Share Transactions
Proceeds from sale of shares	16,220,374	38,984,469	12,124,973	19,212,422
Proceeds from shares issued to shareholders due to reinvestment of distributions	817,190	2,082,155	—	—
	17,037,564	41,066,624	12,124,973	19,212,422
Cost of shares redeemed	(62,623,790)	(145,839,650)	(20,222,181)	(44,281,152)
Cost of redemptions in-kind	—	(261,914,439)	—	(127,930,138)
Net increase (decrease) in net assets from Fund share transactions	(45,586,226)	(366,687,465)	(8,097,208)	(152,998,868)
Net increase (decrease) in net assets	(26,636,790)	(351,424,597)	2,594,324	(133,007,162)
Net assets at the beginning of period	230,082,657	581,507,254	84,153,568	217,160,730
Net assets at the end of period	$203,445,867	$230,082,657	$86,747,892	$84,153,568
Undistributed (Over-distribution of) net investment income at the end of period	$707,149	$1,501,306	$306,450	$(10,957)

N/A –	Small Cap Value does not offer Class B Shares.

(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

DIVIDEND VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/92)
2012(f)	$13.05	$.15	$1.49	$1.64	$(.17)	$—	$(.17)	$14.52
2011	12.42	.27	.63	.90	(.27)	—	(.27)	13.05
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76
2008	16.43	.33	(5.28)	(4.95)	(.29)	(1.10)	(1.39)	10.09
2007	15.90	.29	1.96	2.25	(.29)	(1.43)	(1.72)	16.43
Class B (8/94)
2012(f)	12.93	.10	1.47	1.57	(.12)	—	(.12)	14.38
2011	12.25	.17	.61	.78	(.10)	—	(.10)	12.93
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61
2008	16.23	.22	(5.19)	(4.97)	(.20)	(1.10)	(1.30)	9.96
2007	15.75	.17	1.94	2.11	(.20)	(1.43)	(1.63)	16.23
Class C (2/99)
2012(f)	12.92	.09	1.48	1.57	(.12)	—	(.12)	14.37
2011	12.26	.17	.62	.79	(.13)	—	(.13)	12.92
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63
2008	16.26	.22	(5.20)	(4.98)	(.20)	(1.10)	(1.30)	9.98
2007	15.78	.17	1.94	2.11	(.20)	(1.43)	(1.63)	16.26
Class R3 (9/01)(e)
2012(f)	13.03	.13	1.49	1.62	(.15)	—	(.15)	14.50
2011	12.41	.23	.63	.86	(.24)	—	(.24)	13.03
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76
2008	16.41	.29	(5.26)	(4.97)	(.26)	(1.10)	(1.36)	10.08
2007	15.88	.23	1.98	2.21	(.25)	(1.43)	(1.68)	16.41
Class I (8/94)(e)
2012(f)	13.16	.17	1.49	1.66	(.19)	—	(.19)	14.63
2011	12.53	.31	.64	.95	(.32)	—	(.32)	13.16
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85
2008	16.55	.36	(5.30)	(4.94)	(.33)	(1.10)	(1.43)	10.18
2007	16.00	.33	1.98	2.31	(.33)	(1.43)	(1.76)	16.55

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

12.56%	$210,163	1.17	%*	2.14	%*	1.17	%*	2.14	%*	11%
7.28	176,954	1.14		2.05		1.14		2.05		33
18.46	125,226	1.19		2.87		1.17		2.89		29
10.32	100,059	1.19		3.00		1.19		3.00		48
(32.51)	100,824	1.17		2.45		1.17		2.45		32
15.24	179,379	1.16		1.83		1.16		1.83		20

12.10	2,037	1.92	*	1.49	*	1.92	*	1.49	*	11
6.45	3,016	1.89		1.32		1.89		1.32		33
17.59	5,039	1.94		2.05		1.92		2.07		29
9.41	7,237	1.94		2.28		1.94		2.28		48
(32.95)	9,113	1.92		1.69		1.92		1.69		32
14.40	16,893	1.91		1.09		1.91		1.09		20

12.19	24,466	1.92	*	1.37	*	1.92	*	1.37	*	11
6.42	18,714	1.89		1.31		1.89		1.31		33
17.60	11,107	1.94		2.20		1.92		2.22		29
9.41	4,921	1.94		2.23		1.94		2.23		48
(32.95)	4,625	1.92		1.69		1.92		1.69		32
14.37	9,241	1.91		1.09		1.91		1.09		20

12.52	17,312	1.42	*	1.86	*	1.42	*	1.86	*	11
6.93	12,092	1.41		1.75		1.41		1.75		33
18.16	1,204	1.41		2.48		1.39		2.50		29
9.92	122	1.45		2.94		1.45		2.94		48
(32.64)	535	1.42		2.20		1.42		2.20		32
14.98	940	1.41		1.48		1.41		1.48		20

12.68	963,630	.92	*	2.40	*	.92	*	2.40	*	11
7.56	861,754	.89		2.30		.89		2.31		33
18.78	684,540	.94		3.12		.92		3.10		29
10.51	570,690	.94		3.25		.94		3.25		48
(32.29)	574,162	.92		2.70		.92		2.70		32
15.54	1,061,433	.91		2.09		.91		2.09		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/87)
2012(f)	$14.42	$.10	$1.75	$1.85	$(.06)	$—	$(.06)	$16.21
2011	14.32	.08	.21	.29	(.19)	—	(.19)	14.42
2010	13.14	.09	1.27	1.36	(.18)	—	(.18)	14.32
2009	12.88	.18	.22	.40	(.14)	—	(.14)	13.14
2008	22.61	.25	(7.02)	(6.77)	(.16)	(2.80)	(2.96)	12.88
2007	22.12	.23	2.19	2.42	(.24)	(1.69)	(1.93)	22.61
Class C (2/99)
2012(f)	14.09	.04	1.71	1.75	—	—	—	15.84
2011	13.97	(.03)	.21	.18	(.06)	—	(.06)	14.09
2010	12.81	(.01)	1.22	1.21	(.05)	—	(.05)	13.97
2009	12.59	.09	.21	.30	(.08)	—	(.08)	12.81
2008	22.21	.11	(6.86)	(6.75)	(.07)	(2.80)	(2.87)	12.59
2007	21.81	.07	2.14	2.21	(.12)	(1.69)	(1.81)	22.21
Class R3 (9/01)(e)
2012(f)	14.32	.08	1.74	1.82	(.02)	—	(.02)	16.12
2011	14.24	.05	.21	.26	(.18)	—	(.18)	14.32
2010	13.09	.05	1.26	1.31	(.16)	—	(.16)	14.24
2009	12.85	.13	.23	.36	(.12)	—	(.12)	13.09
2008	22.57	.20	(6.99)	(6.79)	(.13)	(2.80)	(2.93)	12.85
2007	22.10	.17	2.17	2.34	(.18)	(1.69)	(1.87)	22.57
Class I (2/94)(e)
2012(f)	14.51	.12	1.76	1.88	(.10)	—	(.10)	16.29
2011	14.41	.15	.18	.33	(.23)	—	(.23)	14.51
2010	13.23	.12	1.27	1.39	(.21)	—	(.21)	14.41
2009	12.95	.21	.23	.44	(.16)	—	(.16)	13.23
2008	22.69	.29	(7.04)	(6.75)	(.19)	(2.80)	(2.99)	12.95
2007	22.19	.29	2.18	2.47	(.28)	(1.69)	(1.97)	22.69

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

12.88%	$49,346	1.32	%*	1.30	%*	1.31	%*	1.30	%*	47%
1.98	46,659	1.24		.56		1.24		.56		114
10.36	52,567	1.23		.63		1.23		.63		135
3.24	55,401	1.22		1.49		1.22		1.49		68
(34.00)	60,870	1.19		1.41		1.19		1.41		90
11.60	113,223	1.17		1.05		1.17		1.05		81

12.42	1,229	2.04	*	.54	*	2.04	*	.54	*	47
1.28	1,094	1.99		(.19)		1.99		(.19)		114
9.45	1,337	1.98		(.10)		1.98		(.10)		135
2.47	2,016	1.97		.76		1.97		.76		68
(34.46)	2,643	1.94		.66		1.94		.66		90
10.71	4,587	1.92		.31		1.92		.31		81

12.75	486	1.54	*	1.08	*	1.54	*	1.08	*	47
1.74	768	1.49		.33		1.49		.33		114
10.04	794	1.49		.35		1.49		.35		135
2.96	340	1.47		1.06		1.47		1.06		68
(34.13)	174	1.44		1.18		1.44		1.18		90
11.25	188	1.42		.78		1.42		.78		81

13.02	101,245	1.04	*	1.55	*	1.04	*	1.55	*	47
2.22	104,949	.99		.96		.99		.96		114
10.54	286,736	.98		.89		.98		.89		135
3.54	335,589	.97		1.76		.97		1.76		68
(33.80)	401,006	.94		1.66		.94		1.66		90
11.83	726,512	.92		1.30		.92		1.30		81

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/87)
2012(f)	$21.83	$.07	$2.12	$2.19	$(.13)	$—	$(.13)	$23.89
2011	22.20	.07	(.19)	(.12)	(.25)	—	(.25)	21.83
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28
2008	27.83	.21	(9.92)	(9.71)	(.16)	(1.83)	(1.99)	16.13
2007	26.65	.14	2.78	2.92	(.16)	(1.58)	(1.74)	27.83
Class B (8/94)
2012(f)	20.52	(.02)	2.00	1.98	—	—	—	22.50
2011	20.87	(.10)	(.18)	(.28)	(.07)	—	(.07)	20.52
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21
2008	26.48	.03	(9.39)	(9.36)	(.07)	(1.83)	(1.90)	15.22
2007	25.50	(.05)	2.65	2.60	(.04)	(1.58)	(1.62)	26.48
Class C (2/99)
2012(f)	20.99	(.02)	2.04	2.02	—	—	—	23.01
2011	21.36	(.10)	(.18)	(.28)	(.09)	—	(.09)	20.99
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61
2008	27.05	.03	(9.60)	(9.57)	(.07)	(1.83)	(1.90)	15.58
2007	26.02	(.06)	2.72	2.66	(.05)	(1.58)	(1.63)	27.05
Class R3 (9/01)(e)
2012(f)	21.70	.04	2.10	2.14	(.07)	—	(.07)	23.77
2011	22.05	.01	(.19)	(.18)	(.17)	—	(.17)	21.70
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15
2008	27.72	.15	(9.87)	(9.72)	(.13)	(1.83)	(1.96)	16.04
2007	26.56	.06	2.78	2.84	(.10)	(1.58)	(1.68)	27.72
Class I (2/94)(e)
2012(f)	21.99	.09	2.13	2.22	(.19)	—	(.19)	24.02
2011	22.37	.15	(.22)	(.07)	(.31)	—	(.31)	21.99
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42
2008	27.98	.27	(9.99)	(9.72)	(.19)	(1.83)	(2.02)	16.24
2007	26.77	.22	2.80	3.02	(.23)	(1.58)	(1.81)	27.98

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

10.08%	$42,201	1.53	%*	.33%*	1.28	%*	.58%*	78%
(.64)	52,334	1.33		.27	1.31		.30	123
22.65	76,667	1.25		.58	1.25		.58	123
13.95	130,222	1.25		1.52	1.25		1.52	106
(37.32)	124,275	1.23		.90	1.23		.90	93
11.47	254,342	1.22		.58	1.22		.58	95

9.65	1,824	2.28	*	(.44 )*	2.03	*	(.18 )*	78
(1.35)	2,073	2.08		(.48)	2.06		(.45)	123
21.77	2,815	2.00		(.20)	2.00		(.20)	123
13.13	3,481	1.98		.85	1.98		.85	106
(37.82)	4,133	1.98		.14	1.98		.14	93
10.67	8,360	1.97		(.13)	1.97		(.13)	95

9.62	9,025	2.29	*	(.45 )*	2.03	*	(.19 )*	78
(1.35)	8,957	2.08		(.48)	2.06		(.45)	123
21.74	11,564	2.00		(.21)	2.00		(.21)	123
13.10	12,040	2.00		.80	2.00		.80	106
(37.80)	13,154	1.98		.14	1.98		.14	93
10.66	26,141	1.97		(.18)	1.97		(.18)	95

9.89	12,371	1.77	*	.08 *	1.53	*	.33 *	78
(.87)	15,310	1.58		.03	1.56		.06	123
22.40	20,195	1.50		.30	1.50		.30	123
13.63	25,664	1.50		1.21	1.50		1.21	106
(37.47)	23,423	1.49		.64	1.49		.64	93
11.18	29,752	1.47		.29	1.47		.29	95

10.16	138,025	1.29	*	.56 *	1.03	*	.82 *	78
(.42)	151,409	1.07		.65	1.06		.65	123
22.98	470,266	1.00		.78	1.00		.78	123
14.24	440,968	1.00		1.76	1.00		1.76	106
(37.17)	415,486	.99		1.14	.99		1.14	93
11.79	772,178	.97		.86	.97		.86	95

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP VALUE

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/94)
2012(f)	$11.30	$.04	$1.41	$1.45	$—	$—	$—	$12.75
2011	10.26	(.05)	1.09	1.04	—	—	—	11.30
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22
2008	13.52	.08	(3.97)	(3.89)	(.14)	(1.37)	(1.51)	8.12
2007	15.38	.12	.48	.60	(.02)	(2.44)	(2.46)	13.52
Class C (2/99)
2012(f)	9.93	(.01)	1.24	1.23	—	—	—	11.16
2011	9.08	(.12)	.97	.85	—	—	—	9.93
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31
2008	12.19	— *	(3.54)	(3.54)	(.06)	(1.37)	(1.43)	7.22
2007	14.17	.02	.44	.46	—	(2.44)	(2.44)	12.19
Class R3 (9/01)(e)
2012(f)	11.11	.02	1.39	1.41	—	—	—	12.52
2011	10.11	(.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10
2008	13.35	.05	(3.91)	(3.86)	(.12)	(1.37)	(1.49)	8.00
2007	15.24	.10	.47	.57	(.02)	(2.44)	(2.46)	13.35
Class I (8/94)(e)
2012(f)	11.65	.05	1.46	1.51	—	—	—	13.16
2011	10.55	(.02)	1.12	1.10	—	—	—	11.65
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45
2008	13.87	.11	(4.08)	(3.97)	(.17)	(1.37)	(1.54)	8.36
2007	15.71	.16	.49	.65	(.05)	(2.44)	(2.49)	13.87

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

12.83%	$33,975	1.67	%***	.38	%***	1.46	%***	.59	%***	23%
10.14	31,814	1.48		(.41)		1.46		(.40)		41
25.15	32,332	1.34		(.11)		1.34		(.11)		58
2.40	29,026	1.37		.46		1.37		.46		73
(31.75)	28,344	1.31		.75		1.31		.75		49
4.18	53,498	1.26		.90		1.26		.90		63

12.39	1,632	2.42	***	(.35	)***	2.21	***	(.14	)***	23
9.36	1,498	2.23		(1.18)		2.21		(1.18)		41
24.21	1,843	2.09		(.86)		2.09		(.86)		58
1.56	2,080	2.12		(.27)		2.12		(.27)		73
(32.23)	2,373	2.06		—	**	2.06		—	**	49
3.42	4,006	2.01		.14		2.01		.14		63

12.69	2,494	1.92	***	.14	***	1.71	***	.35	***	23
9.89	2,246	1.73		(.66)		1.71		(.65)		41
24.85	2,111	1.59		(.35)		1.59		(.35)		58
2.14	2,327	1.62		.19		1.62		.19		73
(31.90)	2,159	1.56		.50		1.56		.50		49
3.96	3,263	1.51		.72		1.51		.72		63

12.96	48,647	1.42	***	.65	***	1.21	***	.86	***	23
10.43	48,596	1.21		(.16)		1.21		(.16)		41
25.43	180,875	1.09		.14		1.09		.14		58
2.59	149,515	1.12		.72		1.12		.72		73
(31.56)	158,112	1.06		1.00		1.06		1.00		49
4.45	302,683	1.01		1.15		1.01		1.15		63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Rounds to less than $.01 per share.
**	Rounds to less than .01%.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”) formerly known as Nuveen Equity Income Fund, Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the ability to pay above average dividends and finance expected growth have strong management and are trading at attractive valuations. The Fund also invests in convertible debt securities in pursuit of both long-term growth of capital and income.

Large Cap Value’s investment objective is capital appreciation, with current income as the Fund’s secondary objective. Under normal market conditions, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell MidCap ® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $520 million to $17.9 billion.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may also invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective at the close of business on February 15, 2012, Class B Shares of Large Cap Value were converted to Class A Shares and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

44	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC’s”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders at least annually for each Fund with the exception of Dividend Value, which declares and distributes dividends from net investment income to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Small Cap Value receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Small Cap Value must use estimates in reporting the character of their income and distributions for financial reporting purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid by each Fund during the six months ended April 30, 2012, were as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$22,398	$4,575	$6,922	$5,867

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

46	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$1,213,310,211	$—	$—	$1,213,310,211
Investments Purchased with Collateral from Securities Lending	156,050,266	—	—	156,050,266
Short-Term Investments:				—
Money Market Funds	5,474,249	—	—	5,474,249
Total	$1,374,834,726	$—	$—	$1,374,834,726

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$151,622,392	$—	$—	$151,622,392
Investments Purchased with Collateral from Securities Lending	33,810,534	—	—	33,810,534
Short-Term Investments:
Money Market Funds	873,511	—	—	873,511
Total	$186,306,437	$—	$—	$186,306,437

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$200,753,294	$—	$—	$200,753,294
Investments Purchased with Collateral from Securities Lending	59,694,980	—	—	59,694,980
Short-Term Investments:
Money Market Funds	111,055	—	—	111,055
Total	$260,559,329	$—	$—	$260,559,329

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$86,313,728	$—	$—	$86,313,728
Investments Purchased with Collateral from Securities Lending	42,370,035	—	—	42,370,035
Short-Term Investments:
Money Market Funds	627,525	—	—	627,525
Total	$129,311,288	$—	$—	$129,311,288

During the six months ended April 30, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended April 30, 2012.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Dividend Value
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,783,368	$38,475,112	6,608,005	$87,417,806
Class B	3,096	41,018	3,490	47,078
Class C	369,614	5,000,249	709,239	9,350,202
Class R3(1)	343,180	4,756,093	1,001,768	12,618,814
Class I(1)	8,910,983	122,498,221	25,218,507	331,972,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	159,456	2,194,735	232,425	3,044,340
Class B	1,622	21,911	2,171	28,844
Class C	11,985	162,795	10,006	131,048
Class R3(1)	11,512	158,565	5,904	74,585
Class I(1)	316,149	4,394,314	466,773	6,205,947
	12,910,965	177,703,013	34,258,288	450,891,558
Shares redeemed:
Class A	(2,026,205)	(28,304,599)	(3,368,560)	(44,368,177)
Class B	(96,250)	(1,327,724)	(183,928)	(2,428,779)
Class C	(127,523)	(1,727,181)	(176,678)	(2,327,271)
Class R3(1)	(88,432)	(1,204,395)	(176,764)	(2,358,157)
Class I(1)	(8,889,150)	(123,360,696)	(14,801,249)	(197,668,105)
	(11,227,560)	(155,924,595)	(18,707,179)	(249,150,489)
Net increase (decrease)	1,683,405	$21,778,418	15,551,109	$201,741,069

	Large Cap Value
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	93,447	$1,440,101	129,555	$1,983,849
Class B	—	—	434	6,096
Class C	12,835	197,332	6,312	96,550
Class R3(1)	4,145	61,864	18,521	282,596
Class I(1)	318,955	4,689,619	408,149	6,070,951
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,126	178,131	42,189	643,379
Class B	—	—	387	5,704
Class C	—	—	342	5,125
Class R3(1)	83	1,206	591	8,973
Class I(1)	23,299	343,659	73,525	1,125,666
	464,890	6,911,912	680,005	10,228,889
Shares redeemed:
Class A	(296,735)	(4,486,247)	(607,199)	(9,237,406)
Class B	(65,477)	(977,960)	(32,714)	(482,834)
Class C	(12,907)	(190,804)	(24,700)	(370,567)
Class R3(1)	(27,717)	(425,673)	(21,216)	(322,006)
Class I(1)	(1,359,148)	(20,645,354)	(4,021,522)	(64,483,509)
Class I(1)-In-kind	—	—	(9,125,519)	(132,685,046)
	(1,761,984)	(26,726,038)	(13,832,870)	(207,581,368)
Net increase (decrease)	(1,297,094)	$(19,814,126)	(13,152,865)	$(197,352,479)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

48	Nuveen Investments

	Mid Cap Value
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	119,321	$2,686,954	540,631	$12,712,823
Class B	—	—	309	6,599
Class C	7,226	161,540	20,707	482,019
Class R3(1)	84,074	1,901,929	238,587	5,504,530
Class I(1)	511,169	11,469,951	864,453	20,278,498
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,313	248,544	32,132	764,424
Class B	—	—	406	9,131
Class C	—	—	1,838	42,309
Class R3(1)	2,157	47,196	5,967	141,365
Class I(1)	23,627	521,450	47,049	1,124,926
	758,887	17,037,564	1,752,079	41,066,624
Shares redeemed:
Class A	(761,153)	(16,968,927)	(1,628,870)	(37,492,081)
Class B	(19,917)	(435,589)	(34,585)	(774,881)
Class C	(41,837)	(918,900)	(137,168)	(3,110,928)
Class R3(1)	(271,488)	(6,192,305)	(454,863)	(10,396,502)
Class I(1)	(1,676,105)	(38,108,069)	(3,913,945)	(94,065,258)
Class I(1) -In-Kind	—	—	(11,137,781)	(261,914,439)
	(2,770,500)	(62,623,790)	(17,307,212)	(407,754,089)
Net increase (decrease)	(2,011,613)	$(45,586,226)	(15,555,133)	$(366,687,465)

	Small Cap Value
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	132,819	$1,593,036	410,931	$4,808,143
Class C	12,892	139,481	25,221	264,358
Class R3(1)	27,627	330,080	60,254	689,608
Class I(1)	807,824	10,062,376	1,124,872	13,450,313
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
	981,162	12,124,973	1,621,278	19,212,422
Shares redeemed:
Class A	(283,462)	(3,430,357)	(747,673)	(8,799,625)
Class C	(17,525)	(183,983)	(77,338)	(778,138)
Class R3(1)	(30,588)	(375,412)	(66,911)	(777,156)
Class I(1)	(1,282,690)	(16,232,429)	(2,666,164)	(33,926,233)
Class I(1)-In-Kind	—	—	(11,425,320)	(127,930,138)
	(1,614,265)	(20,222,181)	(14,983,406)	(172,211,290)
Net increase (decrease)	(633,103)	$(8,097,208)	(13,362,128)	$(152,998,868)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2012, and fiscal year ended October 31, 2011, were as follows:

Fund	Six Months Ended 4/30/12	Year Ended 10/31/11
Dividend Value	89,478	111,573
Large Cap Value	6,077	23,298
Mid Cap Value	11,224	18,251

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the six months ended April 30, 2012, were as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Purchases	$147,342,690	$71,438,028	$166,988,372	$19,521,703
Sales and maturities	119,558,529	90,359,545	214,031,922	25,439,417

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,052,045,057	$176,594,259	$247,954,373	$118,981,163
Gross unrealized:
Appreciation	$329,112,181	$14,396,573	$15,938,178	$14,297,660
Depreciation	(6,322,512)	(4,684,395)	(3,333,222)	(3,967,535)
Net unrealized appreciation (depreciation) of investments	$322,789,669	$9,712,178	$12,604,956	$10,330,125

Permanent differences, primarily due to the redemption-in-kind, net operating losses, tax equalization, REIT adjustments, and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ last tax year end, as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Capital paid-in	$346,283	$15,381,988	$50,922,036	$27,173,948
Undistributed (Over-distribution) of net investment income	(1,263,505)	(43,799)	(153,738)	290,800
Accumulated net realized gain (loss)	917,222	15,338,189	(50,768,298)	(27,464,748)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ last tax year end, were as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income*	$2,008,681	$880,660	$1,514,285	$—
Undistributed net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income*	$23,121,220	$3,092,004	$3,983,550	$—
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

50	Nuveen Investments

At October 31, 2011, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$—	$9,777,738	$—	$3,444,834
October 31, 2017	1,440,955	80,887,118	64,990,706	37,113,109
Total	$1,440,955	$90,664,856	$64,990,706	$40,557,853

During the Funds’ last tax year ended October 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$6,857,017	$19,152,964	$42,620,369	$10,362,493

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value Fund-Level Fee Rate	Large Cap Value Fund-Level Fee Rate	Mid Cap Value Fund-Level Fee Rate	Small Cap Value Fund-Level Fee Rate
For the first $125 million	.6000%	.5500%	.7000%	.7000%
For the next $125 million	.5875	.5375	.6875	.6875
For the next $250 million	.5750	.5250	.6750	.6750
For the next $500 million	.5625	.5125	.6625	.6625
For the next $1 billion	.5500	.5000	.6500	.6500
For net assets over $2 billion	.5250	.4750	.6250	.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Dividend Value	.1922%
Large Cap Value	.1998
Mid Cap Value	.1998
Small Cap Value	.1998

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Mid Cap Value	Small Cap Value
Class A Shares	1.34%	1.50%
Class B Shares	2.09	N/A
Class C Shares	2.09	2.25
Class R3 Shares	1.59	1.75
Class I Shares	1.09	1.25
Expiration Date	February 28, 2013	February 28, 2013

N/A	Small Cap Value does not offer Class B Shares.

The Adviser has agreed to reimburse management fees across all share classes of Dividend Value and Large Cap Value through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Dividend Value	Large Cap Value
Maximum Expense Level	.95%	.78%
Minimum Management Fee	1.06	.74

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Sales charges collected	$180,806	$9,033	$9,286	$7,736
Paid to financial intermediaries	157,961	7,875	8,253	6,735

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
Commission advances	$51,647	$839	$1,400	$806

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$37,396	$2,367	$8,729	$748

52	Nuveen Investments

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2012, as follows:

	Dividend Value	Large Cap Value	Mid Cap Value	Small Cap Value
CDSC retained	$4,432	$171	$890	$93

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Fund Reorganizations

The Board of Directors has approved the reorganization of Large Cap Value (the “Acquired Fund”) into Dividend Value (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund. A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2012. For the reorganizations, upon shareholder approval, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of the reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The shareholders of the Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the reorganization. A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2012. If the required shareholder approvals are obtained on the meeting date, it is anticipated that the reorganization will be consummated shortly after its special shareholder meeting. Further information regarding the proposed reorganization of Large Cap Value will be contained in proxy materials that are expected to be sent to Large Cap Value’s shareholders in late August 2012.

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm*

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

*	The Board of Directors of the Funds, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Funds.

Ernst & Young’s report on the Funds’ financial statements for the most recent fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the most recent fiscal year and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FSTK-0412P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen International Fund	FAIAX	FNABX	FIACX	ARQIX	FAICX
Nuveen International Select Fund	ISACX	—	ICCSX	ISRCX	ISYCX
Nuveen Quantitative Enhanced Core Equity Fund	FQCAX	—	FQCCX	—	FQCYX
Nuveen Tactical Market Opportunities Fund	NTMAX	—	NTMCX	—	FGTYX

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen International Fund is managed by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinisic Global Advisors, LLC; and Hansberger Global Investors, Inc. The Nuveen International Select Fund is managed by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC; Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC. The Nuveen Quantitative Enhanced Core Equity Fund and the Nuveen Tactical Market Opportunities Fund are managed by a team of managers from Nuveen Asset Management, LLC. On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month period ended April 30, 2012.

Nuveen International Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI EAFE Index, but underperformed the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Two of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC and Hansberger Global Investors, Inc., select stocks for the Fund according to the developed markets value and developed markets growth styles, respectively. At the same time, the Fund’s third sub-adviser, Nuveen Asset Management, LLC, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index related investments and selecting stocks in the infrastructure sector.

The Fund’s positioning, in particular its low exposure to cash for the majority of the reporting period, was generally successful given the rising markets that occurred. However, later in the period, we did raise the Fund’s cash level above the minimum necessary to accommodate ordinary transactions, and as a result became more conservative in our positioning.

Nuveen Investments	5

Equity, fixed income and currency futures contracts were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market and hedging strategies. Our cash holdings and use of currency futures to benefit from currency price fluctuations also added value. The U.S. dollar strengthened during the reporting period. We also held positions in futures that benefited from the growing strength of the U.S. dollar against the euro, the Australian dollar and a general basket of all U.S. trading partners.

The Fund’s positioning largely reflected our long held concerns about the euro zone. We continued to be averse of the weaker euro zone nations, as we had long anticipated growing imbalances and debt problems from this incomplete union. During the period, worldwide market turbulence was driven by that region. At the beginning of the period, our underweights in Europe were helpful as enthusiasm for the European Central Bank actions of September and early October 2011 waned and the MSCI Europe Index had fallen. But a coordinated action by the European Central Bank and counterparts in the U.S., Japan, England, Canada and Switzerland boosted confidence that deleveraging by consumers and businesses would be countered by banks. Investor confidence pushed European indexes up again, taking the MSCI Europe Index up significantly over the course of the following four months. During the final six weeks of the reporting period, uncertainty prevailed and global markets declined.

In conjunction with our success from underweighting Europe we also made favorable country selections outside the region. We invested in nations such as the Philippines, Thailand, Taiwan, Indonesia and Australia. We took a short position on the Korea Composite Stock Price Index (KOSPI) and maintain concerns about Korea’s dependency on maintaining competitive exports as growth in exports may be constrained by international consumer conditions.

Japan benefited from its relative isolation from Europe, and the Nikkei Index had a strong performance. We have emphasized Japan as part of our more cautious exposure. More recently, it appears that the Bank of Japan has not stimulated domestic demand. The yen has risen further, making the country’s exports more expensive. Several major electronics manufacturers, especially in the television industry, have suffered sharp losses. Therefore, we have reduced the Fund’s exposure to Japan.

Among all these successful country and sentiment decisions, some unsuccessful decisions have to be acknowledged. We had anticipated a higher global growth rate would continue to drive commodity prices, including metals, minerals, energy and agricultural products. Since the Fund does not invest in commodities directly, we emphasized Australian, Russian and Canadian indexes as our way to profit from this demand. Our position in gold miners was unsuccessful, as the stocks underperformed the price of gold which stagnated during the period. Despite Russia’s heavy orientation to oil and the generally strong price for it, the Russian index lagged due to its exposure to other industries. Australian and Canadian index holdings were generally mixed as speculation about Chinese production levels hit metals market conditions. Materials and energy producers worldwide performed relatively poorly.

6	Nuveen Investments

Finally, we experienced very solid results in the Fund’s stock selection. These included such diversified companies as a health care provider in Spain, an energy producer in Brazil, a property company in China and a drug company in the United Kingdom. On the unsuccessful side, the Fund held Nokia Oyj, which had its dominant position in mobile phones severely disrupted by lower cost phones powered by Google’s Android software. Nokia Oyj has not yet seen sales growth from its partnership with Microsoft.

Nuveen International Select Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI All Country World Investable Market Index (ex U.S.), but underperformed the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Three of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., and Lazard Asset Management LLC, select stocks for the Fund according to the developed markets value, developed markets growth or emerging market styles, respectively. At the same time, the Fund’s fourth sub-adviser, Nuveen Asset Management, LLC, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index-related investments and selecting stocks in the infrastructure sector.

The Fund’s positioning, in particular its low exposure to cash for the majority of the reporting period, was generally successful given the rising markets that occurred. However, later in the period, we did raise the Fund’s cash level above the minimum necessary to accommodate ordinary transactions, and as a result became more conservative in our positioning.

Equity, fixed income and currency futures contracts were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market and hedging strategies. Our cash holdings and use of currency futures to benefit from currency price fluctuations more than offset the cash drag. The U.S. dollar strengthened during the reporting period. We held positions in futures that benefited from the growing strength of the U.S. dollar against the euro, the Australian dollar and a general basket of all U.S. trading partners.

Nuveen Investments	7

The Fund’s positioning largely reflected our long held concerns about the euro zone. We continued to be averse of the weaker euro zone nations, as we had long anticipated growing imbalances and debt problems from this incomplete union. During the period, worldwide market turbulence was driven by that region. At the beginning of the period, our underweights in Europe were helpful as enthusiasm for the European Central Bank actions of September and early October 2011 waned and the MSCI Europe Index had fallen. But a coordinated action by the European Central Bank and counterparts in the U.S., Japan, England, Canada and Switzerland boosted confidence that deleveraging by consumers and businesses would be countered by banks. Investor confidence pushed European indexes up again, taking the MSCI Europe Index up significantly over the course of the following four months. During the final six weeks of the reporting period, uncertainty prevailed and global markets declined.

In conjunction with our success from underweighting Europe we also made favorable country selections outside the region. We continued to be cautious about India, consciously shorting its stock market index to offset individual securities selected from India. We also shifted our Asian emphasis to nations such as the Philippines, Thailand, Taiwan, Indonesia and Australia.

Japan benefited from its relative isolation from Europe, and the Nikkei Index had a strong performance. We have emphasized Japan as part of our more cautious exposure. More recently, it appears that the Bank of Japan has not stimulated domestic demand. The yen has risen further, making the country’s exports more expensive. Several major electronics manufacturers, especially in the television industry, have suffered sharp losses. Therefore, we have pulled back on the Fund’s exposure to Japan.

Among all these successful country and sentiment decisions, some unsuccessful decisions have to be acknowledged. We had anticipated a higher global growth rate would continue to drive commodity prices, including metals, minerals, energy and agricultural products. Since the Fund does not invest in commodities directly, we emphasized Australian, Russian and Canadian indexes as our way to profit from this demand. Our position in gold miners was unsuccessful, as the stocks underperformed the price of gold which stagnated during the period. Likewise, Russia’s heavy orientation to oil did not cause its index to participate in the generally strong price for the commodity. Australian and Canadian index holdings were generally mixed as speculation about Chinese production levels hit metals market conditions. Materials and energy producers worldwide performed relatively poorly.

We also experienced solid results from the Fund’s stock selection. Three of our Brazilian companies, Cielo, Companhia Energetica de Minas Gerais and Souza Cruz, made solid gains in a strong market, compensating for a decline in the Brazilian real during the period. The Fund had less success with its holding in YPF SA, whose properties in Argentina were seized by the government.

Finally, the Fund’s portfolio included a significant, slightly above benchmark weight in Canada. Many international funds represented in the Lipper classification average are less diversified globally, concentrating on other developed or emerging markets. As Canada

8	Nuveen Investments

lagged during this reporting period, the Fund did not match the Lipper classification average return, despite having success against the broader MSCI All Country World Investable Market Index (ex U.S.).

Nuveen Quantitative Enhanced Core Equity Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500® Index over the six-month period, but performed in-line with the Lipper classification average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s goal is to provide, over the long-term, a total return that exceeds the return of the S&P 500® Index. In attempting to achieve this goal, the Fund primarily invests in the common stocks of companies that have market capitalizations at the time of purchase within the range of the companies in the S&P 500® Index. To select specific stocks, we use proprietary models that help establish quantitative links between economic and market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We use historical analysis of these drivers to estimate equity market returns and the relative contribution to these returns from a comprehensive list of investment factors. We then evaluate each stock in the investable universe to determine its sensitivity to each factor and estimate a potential contribution for each stock. Our goal is to build an optimized portfolio that targets the highest expected returns, while using the proprietary models and processes described above to maintain as tight a control as possible on overall risk.

We continued to implement our strategy of taking conservative style shifts away from the S&P 500® Index on various measures, positioning the Fund in the sectors and styles that we expected to perform best in the anticipated economic climate. During the reporting period, several of our style positions and sector weights added favorably to the Fund’s returns. However, in aggregate the Fund’s strategies were not successful over this period as unfavorable results among several other themes offset the areas of strength.

The Fund benefited the most from its slightly higher risk profile than its benchmark, which added to performance in the period’s strongly advancing market. As has historically been the case, the Fund was positioned a little more aggressively at the beginning of each year to capture the so-called “January effect.” Several other style positions also aided results, including emphases on stocks with lower price/earnings ratios, stocks that were not as heavily traded and stocks that were levered away from a strengthening dollar, which are typically exporters that tend to profit as the dollar weakens. The Fund was also rewarded for a shift toward companies with volatile earnings histories as those stocks generally experienced surprises to the upside as investors searched for new opportunities.

Nuveen Investments	9

Among the Fund’s sector weights, we had three successful contributors. One was an overweight to financial stocks, which performed above the benchmark weight during the period. The financial sector was one of the top performers in the S&P 500® Index during the period. Performance was also enhanced by our overweight in health care stocks, particularly our emphasis on medical products and pharmaceuticals companies within the segment. Investors favored pharmaceuticals during the period for their higher dividends and perceived ability to grow even if broader economic growth is tepid. The Fund also experienced a slight benefit from an underweight in industrial stocks.

In terms of individual stocks, the Fund benefited from a lower than index weight in Amazon.com, which underperformed other retail oriented stocks. Amazon experienced pressure on its margins as the introduction of its low cost Kindle tablet caused concerns that the company was achieving growth at the expense of profitability. An overweight position in AT&T also helped results as the company’s subscriber growth and profitability have continued to be strong. Our purchases and sales of Hewlett-Packard were also beneficial. Finally, the Fund was rewarded for an overweight in Microsoft throughout the period. Microsoft’s stock price advanced on rising optimism for its Windows 8 software due out this fall and its potential to work across desktops, tablets and phones.

The biggest detractor from performance during the period was our emphasis on high volatility stocks. Normally in a strong market, we would expect to see higher volatility stocks outperform. However, this style was out of favor during the period as many investors sought out low volatility solutions. We also, on average, continued to emphasize smaller sized holdings within the S&P 500® Index universe, which was a detractor during the period. Smaller sized stocks turned in slightly lower results than their larger cap counterparts. We were also unsuccessful with our shift toward the value style and subsequent underweight to growth oriented stocks during a period when growth outperformed.

Fund performance was also hindered by a strong overweight to technology and stock selection within that sector. Although the technology sector overall turned in strong results in the large-cap market, much of that outperformance was driven by Apple, the leading manufacturer of smart phones, desktop and portable computing devices. Apple continued to gain meaningful and profitable market share due to its ongoing product and geographic expansion. Unfortunately, our portfolio had an underweight position in that stock during the period. Meanwhile, we emphasized Google, which performed below the sector average.

Regarding other detrimental sector weights, our slight overweight in utilities was not a success as this sector trailed the more economically sensitive sectors. Performance was also hindered by an average underweight in consumer stocks, both in the discretionary and staples groups. Consumer discretionary, in particular, was the top performing sector in the S&P 500® Index during the reporting period.

Throughout the period, we also invested in S&P 500® Index futures contracts which were used to convert cash into the equivalent of an S&P 500® Index holding. This minimized tracking error to the Fund’s benchmark index resulting from cash flow activity and tactical portfolio management positioning.

10	Nuveen Investments

At the end of the period, we positioned the Fund for slower growth in the markets by generally aligning our positions closer to the S&P 500® Index. For example, we brought the portfolio’s beta more in-line with the benchmark and lowered our technology weighting, while still maintaining a slight overweight versus the benchmark. We are generally not as oriented toward growth stocks, which we believe will benefit results if the global growth slowdown continues. We are only using approximately three-fourths of our risk budget; therefore, the Fund’s returns are more likely to be closer in-line with the benchmark returns.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, but underperformed the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide investors with the potential for a positive total return over a reasonable period of time, regardless of market conditions. Our goal is to generate these returns through asset allocation decisions rather than individual security selection by adjusting the Fund’s allocations to fixed income, equities and cash. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. The Fund owns no individual securities except for investment grade government bonds. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance.

During this reporting period, the Fund’s portfolio focus was primarily on income and gross (long/short) equity exposure, implemented by spread trades as opposed to net market directional exposure. As a result, the overall risk profile of the portfolio was lower than in previous periods. Given our view that valuations in both fixed income and equity markets were stretched, we believed a lower net market directional positioning within the Fund’s portfolio was warranted. Although the Fund generated a positive return over the six-month reporting period, it would have benefited from higher net market directional exposure during the equity market’s strong advance. Strong equity market performance was also the primary factor in the Fund’s shortfall versus its Lipper classification average. Given the significant differences in strategies, designated benchmarks, and much higher realized volatility in the Lipper classification average, it becomes challenging to make direct comparisons with the Fund, especially given the Fund’s relatively conservative approach.

Nuveen Investments	11

Overall, our focus on income was the primary driver of the Fund’s outperformance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index during this period. Specifically, positions in domestic high yield, municipal high yield and National Association of Real Estate Investment Trusts (NAREIT) ETFs added significantly to performance. Spread trades such as long S&P 500® Index/short, Russell 2000® Index and long Indian equities/short Mexican equities also contributed to outperformance of the index.

Because we continue to view the return outlook for both equities and fixed income as modest with significant downside risk, our tactical strategy remains focused on what we expect will be relatively stable income generating positions and relative value long/short positioning, with only modest directional exposure to select segments of the equity and fixed income markets. At the end of the period, long direction positions included domestic high yield, long-term investment grade corporate and higher yielding high quality government bonds (such as longer-term Australian Treasuries) and income producing equities on a global basis. The Fund’s U.S. Treasury allocations are low relative to past allocations, given the low level of yields today. Instead, we are focusing our strategy on gross exposure with matched long/short equity index positions such as long large-cap domestic equities and short small-cap domestic equities, favoring Canada over the U.S., Holland over Germany and other matched country positions. At the end of the period, the Fund had no direct commodity exposure and modest foreign exchange positioning that we believe should benefit from weakness in industrial commodity prices.

Equity, fixed income and currency futures contracts were also used as part of the management of the Fund. Long and short futures contracts were used to implement various absolute return, tactical market and hedging strategies.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen International Fund/Nuveen International Select Fund

Equity investments such as those held by the Fund, are subject to market risk, additional expenses risk, common stock risk, derivatives risk, small and mid cap stock risk, and multi-manager risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Quantitative Enhanced Core Equity Fund

There is no guarantee that the fund’s proprietary quantitative strategy will be successful. Equity securities such as the common stocks held in the portfolio are subject to market risk or the risk of decline. Foreign securities involve additional risks including currency fluctuations, and economic or political instability. The use of derivative instruments such as futures contracts, involve substantial financial risks and transaction costs. The potential investment in ETFs means shareholders bear both their proportionate share of fund expenses and indirectly, the expenses of the ETFs.

12	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

There is no guarantee that the fund will achieve its investment objective and the portfolio manager’s asset allocation decisions may adversely affect fund performance. The fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the fund will bear its proportionate share of any fees and expensed paid by the ETFs in which it invests.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen International Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.00%	-11.21%	-3.67%	3.93%
Class A Shares at maximum Offering Price	-1.05%	-16.30%	-4.80%	3.32%
MSCI EAFE Index**	2.71%	-12.38%	-4.25%	5.89%
Lipper International Large-Cap Growth Fund Classification Average**	6.12%	-10.44%	-2.06%	5.64%

Class C Shares	4.61%	-11.90%	-4.38%	3.15%
Class R3 Shares	4.88%	-11.32%	-3.84%	3.69%
Class I Shares	5.12%	-11.15%	-3.47%	4.17%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.91%	-5.37%	-2.71%	4.01%
Class A Shares at maximum Offering Price	9.28%	-10.78%	-3.86%	3.40%
Class C Shares	15.46%	-6.08%	-3.44%	3.24%
Class R3 Shares	15.91%	-5.46%	-2.87%	3.79%
Class I Shares	15.91%	-5.28%	-2.49%	4.26%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.18%
Class R3 Shares	1.68%
Class I Shares	1.18%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	4.29%	-12.76%	-2.20%	-0.56%
Class A Shares at maximum Offering Price	-1.71%	-17.81%	-3.35%	-1.65%
MSCI All Country World Investable Market Index (ex U.S.)***	3.22%	-12.56%	-0.23%	-4.93%
Lipper International Large-Cap Growth Fund Classification Average***	6.12%	-10.44%	-0.58%	-2.06%

Class C Shares	4.02%	-13.36%	-2.91%	-1.29%
Class R3 Shares****	4.18%	-12.98%	-2.78%	-1.13%
Class I Shares	4.47%	-12.58%	-1.94%	-0.31%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	16.10%	-7.71%	-1.05%	-0.21%
Class A Shares at maximum Offering Price	9.48%	-13.01	-.2.23%	-1.33%
Class C Shares	15.56%	-8.49%	-1.81%	-0.97%
Class R3 Shares****	15.82%	-8.04%	-1.65%	-0.81%
Class I Shares	16.15%	-7.63%	-0.83%	0.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.46%
Class C Shares	2.21%
Class R3 Shares	1.71%
Class I Shares	1.21%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns are from 12/21/06.
***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
****	Effective May 14, 2012, Class R3 Shares were closed to all new investments. After the close of business on June 13, 2012, the Fund liquidated all shareholder accounts invested in Class R3 Shares and distributed the proceeds of the liquidation.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Quantitative Enhanced Core Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares	11.61%	1.79%	0.45%
S&P 500® Index***	12.77%	4.76%	1.36%
Lipper Large Cap Core Funds Classification Average***	11.62%	2.22%	0.54%

Class C Shares	11.17%	1.02%	-0.28%
Class I Shares	11.72%	2.05%	0.71%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares	25.00%	5.57%	0.67%
Class C Shares	24.54%	4.78%	-0.07%
Class I Shares	25.21%	5.88%	0.93%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.89%	0.71%
Class C Shares	1.64%	1.46%
Class I Shares	0.64%	0.46%

The fund’s investment adviser has contractually agreed to waive fees and/or reimburse other fund expenses through February 28, 2013 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding any Acquired Fund Fees and Expenses, do not exceed 0.70%, 1.45%, and 0.45% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns are from 7/31/07.
***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.18%	3.48%	5.91%
Class A Shares at maximum Offering Price	-4.60%	-2.47%	3.26%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.01%	0.05%	0.10%
Lipper Flexible Portfolio Funds Classification Average***	4.82%	-1.31%	7.44%

Class C Shares	0.73%	2.66%	5.09%
Class I Shares	1.33%	3.83%	6.22%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.72%	4.74%	5.88%
Class A Shares at maximum Offering Price	-4.15%	-1.30%	3.13%
Class C Shares	1.28%	3.91%	5.07%
Class I Shares	1.88%	5.09%	6.20%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.66%	1.42%
Class C Shares	2.41%	2.17%
Class I Shares	1.41%	1.17%

The fund’s investment adviser has contractually agreed to waive fees and/or reimburse other fund expenses through February 28, 2013 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 1.20%, 1.95%, and 0.95% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper classification average, are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.
***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Holding Summaries as of April 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Fund

Portfolio Allocation1

Nuveen International Select Fund

Portfolio Allocation1

Portfolio Composition[1]
Financials	21.5%
Industrials	11.6%
Consumer Staples	9.8%
Materials	8.5%
Consumer Discretionary	8.3%
Energy	8.2%
Health Care	7.9%
Information Technology	5.4%
Short-Term Investments	9.9%
Other	8.9%

Portfolio Composition[1]
Financials	22.7%
Industrials	10.2%
Consumer Staples	9.7%
Materials	8.6%
Information Technology	8.4%
Energy	8.0%
Consumer Discretionary	6.4%
Telecommunication Services	5.7%
Short-Term Investments	12.2%
Other	8.1%

Country Allocation[1]
United States	20.6%
Japan	14.5%
United Kingdom	13.4%
Switzerland	9.8%
Germany	7.7%
Canada	7.1%
France	3.3%
Hong Kong	2.6%
Australia	2.5%
Other	18.5%

Top Five Common Stock Holdings[2]
Roche Holding	2.5%
Diageo	1.8%
Adidas	1.6%
GlaxoSmithKline	1.6%
Anglo American	1.6%

Country Allocation[1]
United States	21.7%
Japan	8.0%
United Kingdom	7.5%
Brazil	6.6%
Switzerland	5.6%
South Korea	4.9%
Canada	4.7%
Germany	4.2%
South Africa	3.9%
Hong Kong	2.8%
China	2.8%
Russia	2.5%
France	2.2%
Australia	2.1%
Taiwan	2.0%
Other	18.5%

Top Five Common Stock Holdings[2]
Roche Holding	1.4%
Banco do Brasil	1.2%
Cielo	1.2%
Redecard	1.2%
Samsung Electronics, GDR	1.1%

1	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2012. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2012. Holdings are subject to change.
3	Rounds to less than 0.1%.

20	Nuveen Investments

Nuveen Quantitative Enhanced Core Equity Fund

Portfolio Allocation1

Nuveen Tactical Market Opportunities Fund

Portfolio Allocation3

Portfolio Composition[1]
Information Technology	28.3%
Financials	15.3%
Health Care	13.8%
Energy	13.5%
Industrials	10.3%
Consumer Discretionary	7.0%
Consumer Staples	5.8%
Short-Term Investments	0.4%
Other	5.6%

Top Five Common Stock Holdings[2]
Apple, Inc.	4.8%
Exxon Mobil Corporation	4.3%
Chevron Corporation	2.6%
Microsoft Corporation	2.5%
International Business Machines Corporation (IBM)	2.5%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending and investments in derivatives) as of April 30, 2012. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2012. Holdings are subject to change.
3	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2012. Holdings are subject to change.

Nuveen Investments	21

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,050.00	$1,046.10	$1,048.80	$1,051.20	$1,017.50	$1,013.77	$1,016.26	$1,018.75
Expenses Incurred During Period	$7.54	$11.34	$8.81	$6.27	$7.42	$11.17	$8.67	$6.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23%, 1.73% and 1.23% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen International Select Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,042.90	$1,040.20	$1,041.80	$1,044.70	$1,017.50	$1,013.77	$1,016.26	$1,018.75
Expenses Incurred During Period	$7.52	$11.31	$8.78	$6.25	$7.42	$11.17	$8.67	$6.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23%, 1.73% and 1.23% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Quantitative Enhanced Core Equity Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,116.10	$1,111.70	$1,117.20	$1,021.38	$1,017.65	$1,022.63
Expenses Incurred During Period	$3.68	$7.61	$2.37	$3.52	$7.27	$2.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,011.80	$1,007.30	$1,013.30	$1,019.00	$1,015.27	$1,020.24
Expenses Incurred During Period	$5.90	$9.63	$4.66	$5.92	$9.67	$4.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93% and .93% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen International Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 82.2%

	Australia – 2.5%

7,062	APA Group	$38,410

16,611	Australian Infrastructure Fund	38,596

31,112	DUET Group	59,972

216,201	Incitec Pivot	736,634

4,902	Macquarie Atlas Roads Group, (2)	8,453

17,245	Newcrest Mining	472,569

7,230	QR National	27,421

34,357	Sydney Airport	104,173

64,520	Transurban Group	394,620

14,940	Woodside Petroleum	543,590

18,494	WorleyParsons	544,372
	Total Australia	2,968,810
	Austria – 0.0%

662	Oesterreichische Post	23,485
	Belgium – 0.8%

13,911	Anheuser-Busch InBev	1,002,639

281	Elia System Operator	12,022
	Total Belgium	1,014,661
	Brazil – 0.7%

2,236	Companhia de Saneamento de Minas Gerais	52,376

10,921	Companhia Energetica de Minas Gerais, ADR	269,421

749	Companhia Paranaense de Energia-Copel, ADR	18,762

1,204	CPFL Energia, ADR	33,953

8,214	Energias do Brasil	57,269

17,201	Itau Unibanco Holding, ADR	269,884

1,730	Santos Brasil Participacoes	30,223

3,883	Wilson Sons – BDR	58,057
	Total Brazil	789,945
	Canada – 7.1%

9,785	Agrium	860,102

14,000	Bank of Nova Scotia	776,440

3,075	Brookfield Renewable Energy	86,132

21,144	Cameco	467,282

26,210	Canadian Natural Resources	910,591

8,041	Cenovus Energy	291,815

1,612	Emera	57,049

9,035	Enbridge	378,476

1,634	Enbridge	68,463

25,960	EnCana	543,719

6,088	Keyera	248,919

71,770	Kinross Gold, (3)	642,977

122,642	Lundin Mining, (2)	595,922

57,321	Manulife Financial	783,578

16,151	Suncor Energy	533,629

24	Nuveen Investments

Shares	Description (1)	Value

	Canada (continued)

68,370	Talisman Energy, (3)	$894,205

697	TransCanada	30,654

1,068	Veresen	16,314

2,738	Westshore Terminals Investment	68,433

16,217	Yamana Gold	238,390
	Total Canada	8,493,090
	Chile – 0.2%

20,411	Aguas Andinas, Class A	13,503

52,125	Empresa Electrica Del Norte Grande	139,430

1,034	Empresa Nacional de Electrcidad, ADR	56,477

395	Inversiones Aguas Metropolitanas	696
	Total Chile	210,106
	China – 1.6%

306,000	Agile Property Holdings	399,920

8,688	ENN Energy Holdings	30,570

540,000	Industrial & Commercial Bank of China, Class H	360,527

18,669	Jiangsu Expressway, Class H	18,408

11,278	New Oriental Education & Technology Group, ADR, (2)	301,461

42,500	Ping An Insurance	355,506

14,500	Tencent Holdings	455,633
	Total China	1,922,025
	Czech Republic – 0.0%

638	CEZ	25,726
	Denmark – 0.5%

4,335	Novo Nordisk, Class B	639,428
	Finland – 0.4%

1,075	Fortum Oyj	23,123

119,356	Nokia Oyj	428,788
	Total Finland	451,911
	France – 3.2%

969	Aeroports de Paris	81,526

13,403	Alstom	478,666

38,557	AXA	546,104

29,351	Carrefour	589,576

9,321	DANONE	655,774

1,234	Eutelsat Communications	43,923

4,606	GDF Suez	106,026

721	Groupe Eurotunnel	6,067

5,817	L’oreal	699,848

1,794	Rubis	97,565

10,657	Total SA	508,826

2,068	Vinci	95,809
	Total France	3,909,710
	Germany – 7.6%

18,968	Adidas	1,581,797

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Germany (continued)

34,234	Aixtron	$626,939

9,986	Allianz	1,112,728

2,621	BASF	215,763

9,045	Bayer	637,075

5,877	BMW	558,636

9,570	Daimler	529,070

7,927	Deutsche Boerse	497,680

34,594	E.ON	783,730

621	Fraport Frankfurt Airport	40,353

1,250	Hamburger Hafen und Logistik	41,448

11,480	Henkel KGAA	854,017

10,382	Siemens	961,571

25,231	Symrise	731,421
	Total Germany	9,172,228
	Hong Kong – 2.5%

9,981	Beijing Enterprises Holdings	55,831

45,980	Cheung Kong Holdings	611,593

28,156	Cheung Kong Infrastructure Holdings	167,115

107,686	China Everbright International	51,077

503,000	China Longyuan Power, Class H	397,413

61,260	China Merchants Holdings International	198,181

206,000	China Resources Land	396,672

158,000	China Unicom	281,028

42,724	COSCO Pacific	62,225

74,681	Guangdong Investment	54,962

27,478	Hong Kong & China Gas	70,265

238,000	Li & Fung	509,212

17,803	MTR	63,332

13,546	NWS Holdings	20,462

14,677	Power Assets Holdings	109,718

30,715	Towngas China	21,773
	Total Hong Kong	3,070,859
	India – 0.4%

883	GAIL India, GDR	33,113

10,825	HDFC Bank, ADR	371,622

15,164	Power Grid	32,011
	Total India	436,746
	Ireland – 1.5%

24,532	Covidien	1,354,902

31,859	WPP	430,953
	Total Ireland	1,785,855
	Israel – 1.1%

17,291	NICE Systems, ADR, (2)	664,320

13,410	Teva Pharmaceutical Industries, ADR	613,373
	Total Israel	1,277,693

26	Nuveen Investments

Shares	Description (1)	Value

	Italy – 1.6%

15,363	Atlantia	$232,847

4,480	Autostrada Torino-Milano	24,254

18,665	Hera	28,042

12,132	IREN	8,026

124,400	Prada, (2)	844,977

13,599	Saipem	671,796

9,447	Snam	44,943

2,619	Societa Inizative Autostradalie e Servizi	16,398

3,856	Terna-Rete Elettrica Nationale	14,343
	Total Italy	1,885,626
	Japan – 14.3%

82,826	AMADA	566,420

14,527	Canon	667,762

21,100	DeNA	661,489

3,200	FANUC	544,689

140	INPEX	929,359

2,908	Japan Airport Terminal	39,919

2,221	Kamigumi	17,887

32,900	KOMATSU	953,952

51,584	Mitsubishi	1,126,139

33,205	Mitsui Sumitomo Insurance Group	616,771

5,387	Nintendo	735,450

40,284	NKSJ Holdings	835,045

783	Rakuten	872,833

11,313	SECOM	538,444

7,856	SMC	1,319,501

12,929	Sugi Holdings	419,091

48,195	Sumitomo Metal Mining	637,449

317,632	Sumitomo Mitsui Trust	938,892

59,766	Suzuki Motor	1,420,041

13,700	TERUMO	630,605

248,392	The Bank of Yokohama	1,210,227

24,267	THK	487,528

26,500	Toyota Motor	1,096,975
	Total Japan	17,266,468
	Luxembourg – 0.6%

6,514	Millicom International Cellular	691,979

554	SES	13,266
	Total Luxembourg	705,245
	Malaysia – 0.3%

97,542	Sime Darby Berhad	313,965
	Mexico – 0.3%

35,517	OHL Mexico, (2)	56,169

10,559	Wal-Mart de Mexico, ADR	301,459
	Total Mexico	357,628

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Netherlands – 1.3%

27,452	Heineken	$1,501,310

944	Koninklijke Vopak	60,848
	Total Netherlands	1,562,158
	New Zealand – 0.1%

20,933	Auckland International Airport	43,308

28,052	Infratil	43,470

7,960	Port of Tauranga	74,858

1,335	Vector	2,882
	Total New Zealand	164,518
	Norway – 1.6%

2,417	Hafslund, Class B, (3)	22,806

177,370	Norsk Hydro, (3)	862,838

53,549	Telenor ASA, (3)	984,345
	Total Norway	1,869,989
	Philippines – 0.1%

46,121	International Container Terminal Services	74,283
	Poland – 0.0%

3,818	PGE	22,860
	Portugal – 0.0%

6,999	Brisa Auto-Estradas de Portugal	24,551
	Singapore – 0.5%

89,478	CitySpring Infrastructure Trust	28,561

14,408	ComfortDelGro	17,814

445,156	Golden Agri-Resources	264,396

53,955	Hutchison Port Holdings Trust	40,736

11,310	Hyflux	13,115

27,233	Parkway Life, REIT	40,712

10,060	Singapore Airport Terminal Services	21,217

104,357	Singapore Post	85,594

19,718	Singapore Telecommunications	49,713

59,514	SMRT	80,795
	Total Singapore	642,653
	South Africa – 0.8%

55,438	MTN Group	969,141
	South Korea – 0.7%

1,395	Hyundai Mobis	379,571

764	Samsung Electronics, GDR	469,842
	Total South Korea	849,413
	Spain – 1.4%

11,671	Abertis Infraestructuras	180,597

59,182	Banco Santander	369,760

908	Enagas	15,955

27,434	Ferrovial	305,476

33,937	Grifols, (2)	854,647
	Total Spain	1,726,435

28	Nuveen Investments

Shares	Description (1)	Value

	Sweden – 0.7%

88,567	Ericsson	$877,592
	Switzerland – 9.7%

36,814	ABB	670,857

10,660	Adecco	519,112

9,894	Compagnie Financiere Richemont	611,528

19,749	Credit Suisse Group, (2)	472,375

488	Flughafen Zuerich, (2)	181,726

34,319	Foster Wheeler, (2)	789,337

10,560	Holcim	657,346

21,659	Nestle	1,326,767

21,435	Noble	815,816

22,772	Novartis	1,255,703

13,410	Roche Holding	2,449,598

40,309	UBS, (2)	503,169

71,869	Xstrata	1,373,393
	Total Switzerland	11,626,727
	Taiwan – 0.5%

33,000	Hiwin Technologies	312,957

109,200	Hon Hai Precision Industry	345,450
	Total Taiwan	658,407
	Turkey – 0.6%

187,590	Turkiye Garanti Bankasi	690,011
	United Kingdom – 13.3%

155,260	Aberdeen Asset Management	714,340

40,715	Anglo American	1,564,691

55,494	ARM Holdings	471,921

26,169	BG Group	616,024

14,737	BHP Billiton	472,236

18,279	BP, ADR	793,491

70,794	Diageo	1,781,971

68,159	GlaxoSmithKline	1,576,270

16,793	HSBC Holdings, ADR	758,540

5,013	National Grid, ADR	271,153

70,769	Prudential	866,552

75,936	Rolls Royce Holdings	1,014,854

21,085	Stagecoach Group	84,863

43,331	Standard Chartered	1,059,049

113,729	Tesco	585,736

5,537	United Utilities Group	55,578

35,867	Vedanta Resources	708,399

45,108	Vodafone Group, ADR	1,255,356

37,224	Willis Group Holdings	1,357,187
	Total United Kingdom	16,008,211
	United States – 3.7%

13	American States Water	474

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	United States (continued)

5,243	American Tower, Class A	$343,836

860	American Water Works	29,446

1,043	Aqua America	23,687

958	Atmos Energy	31,212

59	Boardwalk Pipeline Partners	1,630

4,351	Brookfield Infrastructure Partners	137,231

11,765	Bunge	758,843

705	California Water Service Group	12,768

368	Chesapeake Utilities	15,463

1,070	Covanta Holding	17,174

673	Dominion Resources	35,124

3,181	El Paso	94,380

289	ITC Holdings	22,386

1,588	Kinder Morgan	57,009

529	Middlesex Water Company	9,818

4,571	NiSource	112,675

3,173	OGE Energy	171,215

326	ONEOK	28,000

8,072	Pepco Holdings	152,722

10,316	Philip Morris International	923,385

1,292	Piedmont Natural Gas	39,380

462	Pinnacle West Capital	22,338

8,802	Questar	173,840

7,446	Schlumberger	552,046

675	South Jersey Industries	33,244

6,093	Spectra Energy	187,299

1,259	Standard Parking, (2)	23,997

667	UIL Holdings	22,925

546	Unitil	14,447

5,137	Waste Connections	165,566

295	Westar Energy	8,464

674	WGL Holdings	27,034

4,626	Williams	157,423
	Total United States	4,406,481
	Total Common Stocks (cost $94,937,420)	98,894,640
	EXCHANGE-TRADED FUNDS – 6.9%

	United States – 6.9%

97,640	iShares MSCI Malysia Index Fund	1,416,756

55,000	iShares S&P Global Energy Sector Index Fund	2,160,950

62,478	Market Vectors Agribusiness ETF	3,256,978

31,966	Market Vectors Gold Miners ETF	1,482,903
	Total Exchange-Traded Funds (cost $9,142,530)	8,317,587
	RIGHTS – 0.0%

	Spain – 0.0%

59,182	Banco Santander, (2), (4)	15,407
	Total Rights (cost $23,542)	15,407

30	Nuveen Investments

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (5)	Value

	SHORT-TERM INVESTMENTS – 9.9%

	Money Market Funds – 2.6%

3,070,135	State Street Institutional Liquid Reserves Fund	0.210%,	(6)	N/A	N/A	$3,070,135
	U.S. Government and Agency Obligations – 7.3%

$2,032	U.S. Treasury Bill, (7)	0.108%		8/23/12	Aaa	2,031,309

6,740	U.S. Treasury Bill, (7)	0.123%		9/20/12	Aaa	6,736,610

$8,772	Total U.S. Government and Agency Obligations					8,767,919
	Total Short-Term Investments (cost $11,839,380)					11,838,054
	Total Investments (cost $115,942,872) – 99.0%					119,065,688
	Other Assets Less Liabilities – 1.0% (8)					1,220,135
	Net Assets – 100.0%					$120,285,823

Investments in Derivatives at April 30, 2012:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	37	5/12	$2,986,604	$(21,753)
British Pound Currency	Short	(9)	6/12	(912,881)	(31,875)
CAC 40 10 Euro Index	Long	15	6/12	621,873	(50,279)
E-Mini MSCI EAFE	Long	37	6/12	2,787,210	19,879
E-Mini MSCI Emerging Market Index	Long	68	6/12	3,465,960	(133,095)
E-Mini MSCI Singapore Index	Long	5	5/12	275,394	1,022
FTSE 100 Index	Long	146	6/12	13,541,335	(264,559)
FTSE/JSE Top 40	Short	(120)	6/12	(4,720,590)	(54,526)
H-Shares Index	Short	(50)	5/12	(3,548,298)	(75,980)
Kospi2 Index	Short	(40)	6/12	(4,691,516)	(74,523)
Mexican Bolsa Index	Short	(186)	6/12	(5,644,706)	(245,941)
NASDAQ 100 E-Mini	Short	(126)	6/12	(6,852,510)	(113,448)
Nikkei 225 Index	Long	204	6/12	9,664,500	(210,018)
OMXS 30 Index	Long	292	5/12	4,550,757	50,562
Russell 2000 Mini Index	Short	(70)	6/12	(5,704,300)	(95,795)
S&P 500 Index	Short	(9)	6/12	(3,135,600)	(74,173)
S&P/TSX 60 Index	Short	(48)	6/12	(6,787,103)	92,336
SGX S&P CNX Nifty	Short	(45)	5/12	(473,985)	(495)
SPI 200	Long	104	6/12	11,911,768	430,297
					$(852,364)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at April 30, 2012.

N/A	Not applicable

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen International Select Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 80.7%

	Argentina – 0.2%

58,254	YPF Sociedad Anonima	$849,343
	Australia – 2.1%

26,958	APA Group	146,624

65,472	Australian Infrastructure Fund	152,127

36,194	BHP Billiton	1,340,672

122,357	DUET Group	235,856

526,564	Incitec Pivot	1,794,095

19,379	Macquarie Atlas Roads Group, (2)	33,418

46,365	Newcrest Mining	1,270,552

28,505	QR National	108,111

135,338	Sydney Airport	410,354

253,759	Transurban Group	1,552,051

52,956	Woodside Petroleum	1,926,796

65,532	WorleyParsons	1,928,938
	Total Australia	10,899,594
	Austria – 0.0%

2,608	Oesterreichische Post	92,519
	Belgium – 0.4%

28,841	Anheuser-Busch InBev	2,078,723

1,106	Elia System Operator	47,317
	Total Belgium	2,126,040
	Brazil – 6.5%

412,543	Banco do Brasil	5,118,507

163,448	Cielo	4,909,914

44,000	Companhia de Bebidas das Americas, ADR	1,847,120

188,800	Companhia de Concessoes Rodoviarias	1,463,927

8,811	Companhia de Saneamento de Minas Gerais	206,390

132,037	Companhia Energetica de Minas Gerais, ADR	3,257,353

2,951	Companhia Paranaense de Energia-Copel, ADR	73,923

197,200	Companhia Siderurgica Nacional, ADR	1,759,024

4,740	CPFL Energia, ADR	133,668

32,301	Energias do Brasil	225,208

79,257	Itau Unibanco Holding, ADR	1,243,542

98,900	Natura Cosmeticos	2,234,674

288,930	Redecard	4,814,111

6,808	Santos Brasil Participacoes	118,934

139,095	Souza Cruz	2,161,422

177,600	Vale – ADR	3,942,720

15,276	Wilson Sons – BDR	228,401
	Total Brazil	33,738,838
	Canada – 4.7%

23,839	Agrium	2,095,448

31,306	Bank of Nova Scotia	1,736,231

12,102	Brookfield Renewable Energy	338,981

32	Nuveen Investments

Shares	Description (1)	Value

	Canada (continued)

74,919	Cameco	$1,655,710

63,880	Canadian Natural Resources	2,219,326

19,597	Cenovus Energy	711,193

6,355	Emera	224,903

35,588	Enbridge	1,490,781

6,431	Enbridge	269,453

63,227	EnCana	1,324,256

70,900	First Quantum Minerals	1,472,762

23,936	Keyera	978,666

174,780	Kinross Gold, (3)	1,565,828

298,720	Lundin Mining, (2)	1,451,492

128,180	Manulife Financial	1,752,221

57,227	Suncor Energy	1,890,780

166,600	Talisman Energy, (3)	2,178,946

2,745	TransCanada	120,725

4,207	Veresen	64,264

10,776	Westshore Terminals Investment	269,332

39,489	Yamana Gold	580,488
	Total Canada	24,391,786
	Chile – 0.4%

80,453	Aguas Andinas, Class A	53,222

205,439	Empresa Electrica Del Norte Grande	549,531

4,068	Empresa Nacional de Electrcidad, ADR	222,194

1,555	Inversiones Aguas Metropolitanas	2,741

19,225	Sociedad Quimica y Minera de Chile, ADR	1,120,625
	Total Chile	1,948,313
	China – 2.8%

1,416,000	Agile Property Holdings	1,850,611

3,841,350	China Construction Bank, Class H	2,990,436

34,168	ENN Energy Holdings	120,225

2,490,000	Industrial & Commercial Bank of China, Class H	1,662,428

73,429	Jiangsu Expressway, Class H	72,401

23,400	NetEase.com, ADR, (2)	1,411,488

51,969	New Oriental Education & Technology Group, ADR	1,389,131

193,000	Ping An Insurance	1,614,417

64,900	Tencent Holdings	2,039,352

249,500	Weichai Power, Class H, (2)	1,175,362
	Total China	14,325,851
	Czech Republic – 0.0%

2,518	CEZ	101,532
	Denmark – 0.3%

9,694	Novo Nordisk, Class B	1,429,900
	Egypt – 0.9%

351,485	Commercial International Bank	1,487,863

29,908	Eastern Tobacco	450,061

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Egypt (continued)

18,998	Mobinil	$613,442

43,075	Orascom Construction Industries	1,895,079
	Total Egypt	4,446,445
	Finland – 0.2%

4,232	Fortum Oyj	91,031

290,719	Nokia Oyj	1,044,412
	Total Finland	1,135,443
	France – 2.2%

3,821	Aeroports de Paris	321,477

32,650	Alstom	1,166,041

97,777	AXA	1,384,870

71,494	Carrefour	1,436,107

27,469	CFAO	1,184,629

19,323	DANONE	1,359,460

4,858	Eutelsat Communications	172,917

18,135	GDF Suez	417,451

2,836	Groupe Eurotunnel	23,864

14,159	L’oreal	1,703,481

7,065	Rubis	384,224

25,953	Total SA	1,239,145

8,153	Vinci	377,724
	Total France	11,171,390
	Germany – 4.2%

43,064	Adidas	3,591,232

75,970	Aixtron	1,391,265

24,324	Allianz	2,710,394

6,391	BASF	526,112

20,227	Bayer	1,424,667

12,752	BMW	1,212,137

23,320	Daimler	1,289,227

17,234	Deutsche Boerse	1,082,001

89,770	E.ON	2,033,746

2,447	Fraport Frankfurt Airport	159,007

4,924	Hamburger Hafen und Logistik	163,273

27,956	Henkel KGAA	2,079,696

25,295	Siemens	2,342,799

61,460	Symrise	1,781,662
	Total Germany	21,787,218
	Hong Kong – 2.8%

39,342	Beijing Enterprises Holdings	220,070

111,983	Cheung Kong Holdings	1,489,518

110,912	Cheung Kong Infrastructure Holdings	658,297

423,373	China Everbright International	200,810

2,320,000	China Longyuan Power, Class H	1,832,999

241,091	China Merchants Holdings International	779,953

34	Nuveen Investments

Shares	Description (1)	Value

	Hong Kong (continued)

46,311	China Mobile Limited	$2,562,851

952,000	China Resources Land	1,833,164

824,000	China Unicom	1,465,616

168,294	COSCO Pacific	245,110

294,345	Guangdong Investment	216,624

108,118	Hong Kong & China Gas	276,473

2,122,000	Huabao International Holdings, (4)	763,905

516,000	Li & Fung	1,104,006

69,995	MTR	248,995

53,254	NWS Holdings	80,444

57,706	Power Assets Holdings	431,383

120,787	Towngas China	85,624
	Total Hong Kong	14,495,842
	Hungary – 0.4%

116,758	OTP Bank	2,053,514
	India – 1.8%

172,631	Bank of India	1,157,971

335,945	Bharat Heavy Electricals	1,432,707

3,482	GAIL India, GDR	130,575

49,880	HDFC Bank, ADR	1,712,380

17,400	Infosys Technologies, ADR	823,890

145,073	Jindal Steel & Power	1,387,415

59,780	Power Grid	126,196

138,248	Punjab National Bank	2,230,200

3,134	Tata Consultancy Services	74,132
	Total India	9,075,466
	Indonesia – 1.8%

2,172,066	Bank of Mandiri	1,748,928

2,732,500	Perusahaan Gas Negara	996,015

889,300	Semen Gresik Persero	1,175,670

419,700	Tambang Batubara Bukit Asam	842,521

94,200	Telekomunikasi Indonesia, ADR	3,410,982

369,519	United Tractors	1,190,118
	Total Indonesia	9,364,234
	Ireland – 0.8%

59,750	Covidien	3,299,993

77,597	WPP	1,049,646
	Total Ireland	4,349,639
	Israel – 0.6%

38,666	NICE Systems, ADR, (2)	1,485,548

29,988	Teva Pharmaceutical Industries, ADR	1,371,651
	Total Israel	2,857,199
	Italy – 1.1%

60,543	Atlantia	917,610

17,620	Autostrada Torino-Milano	95,393

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Italy (continued)

73,570	Hera	$110,531

47,703	IREN	31,560

269,800	Prada, (2)	1,832,595

48,186	Saipem	2,380,406

37,218	Snam	177,060

10,297	Societa Iniziative Autostradali e Servizi	64,470

15,201	Terna-Rete Elettrica Nazionale	56,541
	Total Italy	5,666,166
	Japan – 8.0%

201,732	AMADA	1,379,580

31,566	Canon	1,450,992

47,600	DeNA	1,492,270

6,900	FANUC	1,174,486

330	INPEX	2,190,631

11,434	Japan Airport Terminal	156,960

8,750	Kamigumi	70,469

71,700	KOMATSU	2,078,977

125,648	Mitsubishi	2,743,042

80,885	Mitsui Sumitomo Insurance Group	1,502,411

13,116	Nintendo	1,790,636

98,102	NKSJ Holdings	2,033,552

1,657	Rakuten	1,847,107

27,552	SECOM	1,311,343

18,535	SMC	3,113,156

31,483	Sugi Holdings	1,020,516

117,385	Sumitomo Metal Mining	1,552,587

773,669	Sumitomo Mitsui Trust	2,286,897

145,580	Suzuki Motor	3,458,984

29,700	TERUMO	1,367,078

605,178	The Bank of Yokohama	2,948,575

59,106	THK	1,187,450

75,100	Toyota Motor	3,108,786
	Total Japan	41,266,485
	Luxembourg – 0.5%

14,567	Millicom International Cellular	1,547,444

27,255	Oriflame Cosmetics – SDR	979,693

2,184	SES	52,297
	Total Luxembourg	2,579,434
	Malaysia – 0.4%

65,400	British American Tobacco	1,200,369

237,580	Sime Darby Berhad	764,716
	Total Malaysia	1,965,085
	Mexico – 1.8%

85,800	America Movil, Series L, ADR	2,286,570

5,200	Desarrolladora Homex, ADR, (2)	87,412

36	Nuveen Investments

Shares	Description (1)	Value

	Mexico (continued)

871,517	Grupo Mexico, Series B	$2,686,284

70,400	Grupo Televisa, ADR	1,546,688

548,100	Kimberly-Clark de Mexico, Series A	1,117,159

139,937	OHL Mexico, (2)	221,305

48,655	Wal-Mart de Mexico, ADR	1,389,100
	Total Mexico	9,334,518
	Netherlands – 0.8%

66,873	Heineken	3,657,186

3,717	Koninklijke Vopak	239,588
	Total Netherlands	3,896,774
	New Zealand – 0.1%

82,367	Auckland International Airport	170,409

110,409	Infratil	171,093

31,376	Port of Tauranga	295,063

5,250	Vector	11,334
	Total New Zealand	647,899
	Norway – 0.8%

9,658	Hafslund, Class B, (3)	91,130

432,014	Norsk Hydro, (3)	2,101,586

118,060	Telenor ASA, (3)	2,170,194
	Total Norway	4,362,910
	Philippines – 0.7%

181,567	International Container Terminal Services	292,434

51,300	Philippine Long Distance Telephone – ADR	3,114,936
	Total Philippines	3,407,370
	Poland – 0.0%

15,043	PGE	90,068
	Portugal – 0.0%

27,535	Brisa Auto-Estradas de Portugal	96,587
	Russia – 2.5%

167,187	Gazprom OAO, ADR	1,929,338

21,100	LUKOIL, ADR	1,294,485

43,971	Magnit, 144A, GDR	1,104,982

155,450	Mobile TeleSystems – ADR	3,040,602

986,679	Sberbank	3,156,633

408,336	TNK-BP Holding, (3)	1,213,289

34,924	Uralkali – GDR, Class S, (3)	1,321,873
	Total Russia	13,061,202
	Singapore – 0.4%

352,743	CitySpring Infrastructure Trust	112,593

56,651	ComfortDelGro	70,041

1,084,276	Golden Agri-Resources	643,994

212,128	Hutchison Port Holdings Trust	160,157

44,536	Hyflux	51,644

106,631	Parkway Life, REIT	159,408

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Singapore (continued)

39,579	Singapore Airport Terminal Services	$83,476

411,439	Singapore Post	337,463

77,590	Singapore Telecommunications	195,621

234,186	SMRT	317,925
	Total Singapore	2,132,322
	South Africa – 3.9%

98,397	Bidvest Group	2,327,219

23,251	Massmart Holdings	499,816

135,040	MTN Group	2,360,705

390,463	Murray & Roberts Holdings	1,436,102

73,461	Nedbank Group	1,601,640

334,892	Pretoria Portland Cement	1,334,681

307,020	Sanlam	1,320,762

170,221	Shoprite Holdings	2,943,094

94,427	Standard Bank Group	1,393,935

46,370	Tiger Brands	1,700,097

177,636	Truworths International	1,896,710

73,374	Vodacom Group	1,020,375

56,937	Woolworths Holdings	356,051
	Total South Africa	20,191,187
	South Korea – 4.9%

19,775	Hite Jinro	428,703

15,154	Hyundai Mobis	4,123,348

60,550	KB Financial Group	2,062,759

311,302	Korea Life Insurance	1,881,378

45,360	KT&G	3,114,643

9,751	NHN	2,208,832

3,517	Samsung Electronics, GDR	2,162,871

3,559	Samsung Electronics, GDR	4,377,401

96,006	Shinhan Financial Group, ADR	3,355,591

49,157	Woongjin Coway	1,574,590
	Total South Korea	25,290,116
	Spain – 0.9%

46,004	Abertis Infraestructuras	711,867

144,148	Banco Santander	900,617

3,576	Enagas	62,838

108,133	Ferrovial	1,204,054

75,890	Grifols, (2)	1,911,163
	Total Spain	4,790,539
	Sweden – 0.4%

215,723	Ericsson	2,137,556
	Switzerland – 5.5%

90,312	ABB	1,645,745

23,838	Adecco	1,160,843

21,467	Compagnie Financiere Richemont	1,326,832

38	Nuveen Investments

Shares	Description (1)	Value

	Switzerland (continued)

48,151	Credit Suisse Group, (2)	$1,151,719

1,924	Flughafen Zuerich	716,479

83,583	Foster Wheeler, (2)	1,922,409

28,206	Holcim	1,755,786

52,749	Nestle	3,231,250

52,210	Noble	1,987,113

55,457	Novartis	3,058,032

31,940	Roche Holding	5,834,465

98,176	UBS, (2)	1,225,510

187,649	Xstrata	3,585,912
	Total Switzerland	28,602,095
	Taiwan – 2.0%

166,000	Hiwin Technologies	1,574,268

928,497	Hon Hai Precision Industry	2,937,267

125,706	HTC	1,906,554

122,150	MediaTek	1,058,046

927,961	Taiwan Semiconductor Manufacturing	2,757,658
	Total Taiwan	10,233,793
	Thailand – 0.8%

34,900	Banpu Public	631,037

670,400	CP ALL	1,667,824

38,400	PTT Exploration and Production Public Company	221,659

110,900	Siam Cement	1,507,519
	Total Thailand	4,028,039
	Turkey – 1.9%

334,081	Akbank T.A.S.	1,240,260

413,264	Koc Holding	1,534,224

208,300	Turkcell Iletisim Hizmetleri – ADR	2,574,588

456,910	Turkiye Garanti Bankasi	1,680,648

1,113,250	Turkiye Is Bankasi, Class C	2,548,193
	Total Turkey	9,577,913
	United Kingdom – 7.5%

356,008	Aberdeen Asset Management	1,637,967

106,948	Anglo American	4,110,047

124,092	ARM Holdings	1,055,279

92,725	BG Group	2,182,765

44,511	BP, ADR	1,932,223

172,537	Diageo	4,342,966

166,015	GlaxoSmithKline	3,839,323

37,553	HSBC Holdings, ADR	1,696,269

19,747	National Grid, ADR	1,068,115

158,251	Prudential	1,937,752

169,806	Rolls-Royce Group	2,269,389

82,927	Stagecoach Group	333,764

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	United Kingdom (continued)

99,552	Standard Chartered	$2,433,141

235,775	Tesco	1,214,307

21,822	United Utilities Group	219,042

105,356	Vedanta Resources	2,080,857

109,873	Vodafone Group, ADR	3,057,766

90,660	Willis Group Holdings	3,305,464
	Total United Kingdom	38,716,436
	United States – 2.7%

51	American States Water	1,858

20,666	American Tower, Class A	1,355,276

3,388	American Water Works	116,005

4,110	Aqua America	93,338

3,777	Atmos Energy	123,055

232	Boardwalk Pipeline Partners	6,410

17,125	Brookfield Infrastructure Partners	540,122

28,660	Bunge	1,848,570

2,778	California Water Service Group	50,310

1,447	Chesapeake Utilities	60,803

4,218	Covanta Holding	67,699

2,647	Dominion Resources	138,147

12,522	El Paso	371,528

1,135	ITC Holdings	87,917

6,256	Kinder Morgan	224,590

2,083	Middlesex Water Company	38,660

17,995	NiSource	443,577

12,506	OGE Energy	674,824

1,283	ONEOK	110,197

31,795	Pepco Holdings	601,561

25,139	Philip Morris International	2,250,192

5,089	Piedmont Natural Gas	155,113

1,816	Pinnacle West Capital	87,804

34,638	Questar	684,100

18,140	Schlumberger	1,344,900

2,663	South Jersey Industries	131,153

24,001	Spectra Energy	737,791

4,960	Standard Parking, (2)	94,538

2,628	UIL Holdings	90,324

2,147	Unitil	56,810

20,237	Waste Connections	652,238

1,161	Westar Energy	33,309

2,656	WGL Holdings	106,532

18,208	Williams	619,618
	Total United States	13,998,869
	Total Common Stocks (cost $391,982,326)	416,713,469

40	Nuveen Investments

Shares	Description (1)					Value

	EXCHANGE-TRADED FUNDS – 6.8%

	United States – 6.8%

400,000	iShares MSCI Malaysia Index Fund					$5,804,000

190,000	iShares S&P Global Energy Sector Index Fund					7,465,100

150,000	Market Vectors Agribusiness ETF					7,819,500

90,000	Market Vectors Gold Miners ETF					4,175,100

325,000	Market Vectors Russia ETF					9,733,750
	Total Exchange-Traded Funds (cost $37,063,757)					34,997,450
	RIGHTS – 0.0%

	Spain – 0.0%

144,148	Banco Santander, (2), (4)					37,526
	Total Rights (cost $56,916)					37,526

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (5)	Value
	SHORT-TERM INVESTMENTS – 12.1%

	Money Market Funds – 6.3%

32,740,867	State Street Institutional Liquid Reserves Fund	0.210%	(6)	N/A	N/A	$32,740,867
	U.S. Government and Agency Obligations – 5.8%

$5,025	U.S. Treasury Bill, (7)	0.108%		8/23/12	Aaa	5,023,292

24,750	U.S. Treasury Bill, (7)	0.123%		9/20/12	Aaa	24,737,551

$29,775	Total U.S. Government and Agency Obligations					29,760,843
	Total Short-Term Investments (cost $62,506,009)					62,501,710
	Total Investments (cost $491,609,008) – 99.6%					514,250,155
	Other Assets Less Liabilities – 0.4% (8)					1,998,753
	Net Assets – 100.0%					$516,248,908

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2012

Investments in Derivatives at April 30, 2012:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	29	5/12	$2,340,852	$(17,049)
Australian Dollar Currency	Short	(135)	6/12	(13,996,800)	(52,535)
British Pound Currency	Short	(9)	6/12	(912,881)	(31,875)
CAC 40 10 Euro Index	Long	120	6/12	4,974,982	(402,232)
DAX Index	Short	(12)	6/12	(2,690,414)	43,048
Dollar Index	Long	240	6/12	18,923,522	(505,440)
E-Mini MSCI EAFE	Long	51	6/12	3,841,830	(53,438)
E-Mini MSCI Emerging Markets Index	Short	(169)	6/12	(8,613,930)	329,553
Euro FX Currency	Short	(24)	6/12	(3,972,600)	(64,150)
FTSE 100 Index	Long	340	6/12	31,534,617	(616,098)
FTSE/JSE Top 40	Short	(481)	6/12	(18,921,699)	(218,560)
H-Shares Index	Long	30	5/12	2,128,979	45,237
Kospi2 Index	Short	(42)	6/12	(4,926,092)	(78,249)
Mexican Bolsa Index	Short	(334)	6/12	(10,136,193)	(239,045)
MSCI Taiwan Index	Long	275	5/12	7,356,250	(89,513)
NASDAQ 100 E-Mini	Short	(432)	6/12	(23,494,320)	(651,456)
Nikkei 225 Index	Long	484	6/12	22,929,500	(498,278)
OMXS 30 Index	Long	815	5/12	12,701,598	141,123
Russell 2000 Mini Index	Short	(176)	6/12	(14,342,240)	(240,856)
S&P 500 Index	Short	(19)	6/12	(6,619,600)	(156,589)
S&P/TSX 60 Index	Long	198	6/12	27,996,801	(382,771)
SET50 Index	Short	(100)	6/12	(2,806,829)	(55,855)
SGX S&P CNX Nifty	Short	(130)	5/12	(1,369,290)	(1,430)
SPI 200	Long	303	6/12	34,704,477	1,253,655
					$(2,542,803)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at April 30, 2012.

N/A	Not applicable

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 94.5%

	Consumer Discretionary – 6.7%

2,318	Amazon.com, Inc., (2)	$537,544

4,607	Apollo Group, Inc., (2)	162,259

1,510	AutoNation Inc., (2), (3)	52,216

211	AutoZone, Inc., (2)	83,590

1,810	Bed Bath and Beyond Inc., (2), (3)	127,406

19,573	Career Education Corporation, (2), (3)	139,555

6,965	Comcast Corporation, Class A, (3)	211,248

5,926	Devry, Inc.	190,521

6,375	Education Management Corporation, (3)	79,050

874	Family Dollar Stores, Inc.	59,039

50,385	Ford Motor Company, (3)	568,343

8,510	General Motors Company, (2), (3)	195,730

10,130	Home Depot, Inc.	524,633

3,118	Interpublic Group Companies, Inc.	36,824

5,575	Johnson Controls, Inc.	178,233

1,910	Kohl’s Corporation, (3)	95,748

7,282	Lowe’s Companies, Inc.	229,165

3,165	Macy’s, Inc., (3)	129,828

6,130	McDonald’s Corporation	597,369

31,725	News Corporation, Class A	621,810

357	Nike, Inc., Class B	39,938

3,856	Omnicom Group, Inc., (3)	197,851

131	Priceline.com Incorporated, (2), (3)	99,667

4,965	Signet Jewelers Limited, (3)	242,143

2,123	Staples, Inc., (3)	32,694

6,878	Target Corporation	398,511

4,468	Time Warner Inc.	167,371

519	TJX Companies, Inc., (3)	21,647

1,389	Viacom Inc., Class B	64,436

2,812	Walt Disney Company, (3)	121,225
	Total Consumer Discretionary	6,205,594
	Consumer Staples – 5.5%

11,520	Altria Group, Inc.	371,059

6,676	Archer-Daniels-Midland Company	205,821

10,345	Coca-Cola Company	789,530

1,127	Colgate-Palmolive Company	111,505

4,767	Constellation Brands, Inc., Class A, (2), (3)	102,967

224	Costco Wholesale Corporation	19,750

4,686	CVS Caremark Corporation	209,089

303	General Mills, Inc.	11,784

3,569	PepsiCo, Inc.	235,554

8,312	Philip Morris International	744,007

20,688	Procter & Gamble Company	1,316,584

4,824	Tyson Foods, Inc., Class A	88,038

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Consumer Staples (continued)

4,338	Walgreen Co., (3)	$152,090

13,170	Wal-Mart Stores, Inc., (3)	775,845
	Total Consumer Staples	5,133,623
	Energy – 12.8%

3,702	Anadarko Petroleum Corporation	271,023

4,314	Apache Corporation	413,885

3,448	Baker Hughes Incorporated	152,091

7,185	Chesapeake Energy Corporation	132,491

21,124	Chevron Corporation, (3)	2,250,973

13,603	ConocoPhillips	974,383

7,330	Devon Energy Corporation	512,001

3,852	El Paso Corporation	114,289

403	EOG Resources, Inc.	44,253

43,778	Exxon Mobil Corporation, (3)	3,779,793

10,617	Halliburton Company	363,314

3,904	Hess Corporation	203,555

1,341	HollyFrontier Company	41,330

11,965	Marathon Oil Corporation	351,053

4,938	Marathon Petroleum Corporation	205,470

1,529	Murphy Oil Corporation	84,049

2,272	Nabors Industries Inc., (2)	37,829

2,517	National-Oilwell Varco Inc.	190,688

4,374	Newfield Exploration Company, (2)	157,027

855	Noble Corporation, (2)	32,541

179	Noble Energy, Inc.	17,778

5,279	Occidental Petroleum Corporation	481,550

3,305	Patterson-UTI Energy, Inc.	53,442

10,119	Schlumberger Limited	750,223

770	SeaCor Smit Inc., (2)	71,556

1,307	Unit Corporation, (2)	55,221

8,248	Valero Energy Corporation	203,726
	Total Energy	11,945,534
	Financials – 14.6%

2,146	AFLAC Incorporated	96,656

17,985	American Capital Agency Corporation, (3)	561,851

6,020	American Capital Limited, (2)	59,779

9,608	American Express Company	578,498

2,692	American International Group, (2)	91,609

578	American Tower REIT Inc.	37,905

11,643	Annaly Capital Management Inc., (3)	190,014

5,114	AON PLC	264,905

78,496	Bank of America Corporation	636,603

9,581	Bank of New York Company, Inc., (3)	226,591

5,256	BB&T Corporation, (3)	168,402

10,245	Berkshire Hathaway Inc., Class B, (2)	824,210

44	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

2,324	Brown & Brown Inc.	$62,678

7,983	Capital One Financial Corporation	442,897

4,912	CIT Group Inc., (2)	185,919

29,356	Citigroup Inc.	969,922

9,113	Discover Financial Services	308,931

10,483	Fifth Third Bancorp.	149,173

1,335	First Citizens Bancshs Inc.	231,356

3,424	First Republic Bank of San Francisco, (2)	113,095

16,670	Genworth Financial Inc., Class A, (2)	100,187

3,677	Goldman Sachs Group, Inc.	423,407

3,361	Hartford Financial Services Group, Inc., (3)	69,069

29,767	JPMorgan Chase & Co.	1,279,386

35,606	KeyCorp.	286,272

10,959	Loews Corporation	450,744

637	M&T Bank Corporation, (3)	54,954

5,773	Marsh & McLennan Companies, Inc.	193,107

10,389	MetLife, Inc.	374,316

11,317	Morgan Stanley, (3)	195,558

6,052	PNC Financial Services Group, Inc.	401,369

1,739	Prudential Financial, Inc.	105,279

1,664	Public Storage, Inc.	238,385

2,858	Rayonier Inc., (3)	129,610

3,659	Reinsurance Group of America Inc., (3)	212,734

3,220	Simon Property Group, Inc., (3)	501,032

9,309	SLM Corporation	138,052

1,311	SunTrust Banks, Inc.	31,831

5,043	Unum Group	119,721

2,812	Vornado Realty Trust, (3)	241,382

42,561	Wells Fargo & Company	1,422,814

20,131	Weyerhaeuser Company	409,867
	Total Financials	13,580,070
	Health Care – 13.1%

15,584	Abbott Laboratories, (3)	967,143

4,239	Agilent Technologies, Inc., (2), (3)	178,801

1,487	Allergan, Inc.	142,752

4,042	AmerisourceBergen Corporation, (3)	150,403

8,670	Amgen Inc.	616,524

5,510	Baxter International, Inc.	305,309

3,391	Becton, Dickinson and Company	266,024

1,118	Biogen Idec Inc., (2)	149,823

1,140	Bio-Rad Laboratories Inc., (2)	123,109

2,243	Boston Scientific Corporation, (2)	14,041

8,812	Bristol-Myers Squibb Company	294,056

1,479	C. R. Bard, Inc.	146,362

9,602	Cardinal Health, Inc.	405,877

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Health Care (continued)

1,694	CareFusion Corporation, (2)	$43,892

2,294	Celgene Corporation, (2), (3)	167,278

3,865	CIGNA Corporation	178,679

6,064	Covidien PLC	334,915

7,586	Eli Lilly and Company	313,985

2,566	Endo Pharmaceuticals Holdings Inc., (2)	90,169

7,496	Gilead Sciences, Inc., (2)	389,867

5,243	HCA Holdings Inc., (2)	141,142

942	Henry Schein Inc., (2), (3)	72,289

3,473	Hill Rom Holdings Inc., (3)	112,699

993	Hospira Inc., (2)	34,874

25,562	Johnson & Johnson	1,663,831

4,618	McKesson HBOC Inc.	422,131

12,515	Medtronic, Inc.	478,073

22,611	Merck & Company Inc.	887,256

1,487	Mylan Laboratories Inc., (2)	32,283

2,673	Perkinelmer Inc.	73,775

63,882	Pfizer Inc.	1,464,814

2,405	Saint Jude Medical Inc.	93,122

4,117	Stryker Corporation, (3)	224,665

6,494	Thermo Fisher Scientific, Inc., (2)	361,391

5,081	UnitedHealth Group Incorporated	285,298

840	Varian Medical Systems, Inc., (2), (3)	53,273

3,158	Warner Chilcott Limited, (2)	68,687

662	Waters Corporation, (2)	55,681

1,585	Watson Pharmaceuticals Inc., (2)	119,446

2,487	Wellpoint Inc.	168,668

2,381	Zimmer Holdings, Inc., (2)	149,836
	Total Health Care	12,242,243
	Industrials – 9.7%

5,159	3M Co.	461,008

5,433	Air Lease Corporation, (3)	127,784

6,431	Alliant Techsystems Inc.	342,772

4,179	Boeing Company	320,947

1,610	Caterpillar Inc., (3)	165,460

7,548	Cintas Corporation, (3)	295,655

13,842	Copart Inc., (3)	365,567

7,832	Corrections Corporation of America	226,266

8,776	Danaher Corporation, (3)	475,835

7,772	Delta Air Lines, Inc., (2)	85,181

961	Dover Corporation	60,216

13,530	Exelis Inc.	156,001

1,524	FedEx Corporation	134,478

7,963	General Dynamics Corporation	537,503

63,142	General Electric Company, (3)	1,236,320

46	Nuveen Investments

Shares	Description (1)	Value

	Industrials (continued)

9,425	Hertz Global Holdings Inc., (2), (3)	$145,239

4,523	Honeywell International Inc.	274,365

4,432	L-3 Communications Holdings, Inc.	325,929

2,000	Lockheed Martin Corporation	181,080

4,244	Manpower Inc.	180,794

3,135	Navistar International Corporation	106,433

2,835	Nielsen Holdings BV, (2)	82,839

5,561	Northrop Grumman Corporation, (3)	351,900

8,467	Raytheon Company	458,403

4,369	Robert Half International Inc.	130,196

1,373	Ryder System, Inc.	66,893

9,289	Tyco International Ltd.	521,392

1,684	Union Pacific Corporation	189,349

11,627	United Continental Holdings Inc., (2)	254,864

5,082	United Parcel Service, Inc., Class B, (3)	397,107

4,248	United Technologies Corporation	346,807

1,864	Verisk Analytics Inc, Class A Shares, (2)	91,243
	Total Industrials	9,095,826
	Information Technology – 26.9%

5,881	Accenture Limited, (3)	381,971

364	Akamai Technologies, Inc., (2)	11,866

2,263	Amphenol Corporation, Class A, (3)	131,571

7,199	Apple, Inc., (2)	4,205,944

22,012	Applied Materials, Inc.	263,924

6,253	Arrow Electronics, Inc., (2), (3)	262,939

5,277	Automatic Data Processing, Inc.	293,507

9,800	Avnet Inc., (2)	353,584

20,394	AVX Group	259,004

7,455	Booz Allen Hamilton Holding, (3)	127,481

5,195	Broadcom Corporation, Class A, (2)	190,137

6,958	CA Inc., (3)	183,830

55,241	Cisco Systems, Inc.	1,113,106

3,597	Cognizant Technology Solutions Corporation, Class A, (2)	263,732

4,842	CoreLogic Inc., (2)	80,861

27,129	Corning Incorporated	389,301

22,034	Dell Inc., (2)	360,697

1,402	Dolby Laboratories, Inc., (2)	55,000

1,545	DST Systems Inc.	86,489

16,184	eBay Inc., (2)	664,353

12,466	EMC Corporation, (2), (3)	351,666

3,398	Fidelity National Information Services	114,411

5,504	Fiserv, Inc., (2)	386,876

1,245	FleetCor Technologies Inc., (2)	49,240

1,116	Global Payments Inc.	51,816

2,349	Google Inc., Class A, (2)	1,421,685

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Information Technology (continued)

2,220	Harris Corporation, (3)	$101,099

26,547	Hewlett-Packard Company, (3)	657,304

3,568	IAC/InterActiveCorp.	171,799

17,534	Ingram Micro, Inc., Class A, (2)	341,212

43,030	Intel Corporation	1,222,052

10,525	International Business Machines Corporation (IBM)	2,179,517

1,842	International Rectifier Corporation, (2), (3)	40,211

10,788	Jabil Circuit Inc.	252,979

3,910	Juniper Networks Inc., (2)	83,791

88	KLA-Tencor Corporation	4,589

5,242	Lexmark International, Inc., Class A, (3)	157,784

631	MasterCard, Inc.	285,382

70,113	Microsoft Corporation	2,245,018

7,382	Motorola Solutions Inc.	376,703

4,273	NCR Corporation, (2)	100,416

640	NetApp, Inc., (2)	24,851

34,296	Oracle Corporation	1,007,959

5,210	QLogic Corporation, (2)	89,873

15,181	QUALCOMM, Inc.	969,155

19,187	SAIC, Inc., (2), (3)	233,314

5,321	SanDisk Corporation, (2)	196,930

1,042	Symantec Corporation	17,214

10,046	TE Connectivity Limited	366,277

2,688	Tech Data Corporation, (2), (3)	144,588

12,904	Texas Instruments Incorporated, (3)	412,154

3,296	VeriSign, Inc., (2)	135,499

2,533	Visa Inc., (3)	311,508

6,446	Western Digital Corporation, (2)	250,169

4,668	Western Union Company, (3)	85,798

28,891	Xerox Corporation	224,772

16,789	Yahoo! Inc., (2)	260,901

2,084	Zebra Technologies Corporation, Class A, (2)	80,838
	Total Information Technology	25,086,647
	Materials – 1.5%

513	Cliffs Natural Resources Inc.	31,939

3,474	Dow Chemical Company, (3)	117,699

6,925	E.I. Du Pont de Nemours and Company, (3)	370,211

7,147	Freeport-McMoRan Copper & Gold, Inc.	273,730

10,111	LyondellBasell Industries NV	422,438

1,359	Newmont Mining Corporation	64,756

902	Praxair, Inc.	104,361
	Total Materials	1,385,134
	Telecommunication Services – 3.7%

63,237	AT&T Inc., (3)	2,081,130

5,929	CenturyLink Inc., (3)	228,621

48	Nuveen Investments

Shares	Description (1)				Value

	Telecommunication Services (continued)

2,038	Telephone and Data Systems Inc.				$49,502

12,724	TW Telecom Inc., (2)				277,128

21,063	Verizon Communications Inc., (3)				850,523
	Total Telecommunication Services				3,486,904
	Total Common Stocks (cost $78,569,747)				88,161,575

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 22.9%

	Money Market Funds – 22.9%

21,361,416	Mount Vernon Securities Lending Prime Portfolio, 0.276%, (4), (5)				$21,361,416
	Total Investments Purchased with Collateral from Securities Lending (cost $21,361,416)				21,361,416

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 0.4%

	U.S. Government and Agency Obligations – 0.4%

$350	U.S. Treasury Bill, (7)	0.123%	9/20/12	Aaa	$349,824
$350	Total Short-Term Investments (cost $349,883)				349,824
	Total Investments (cost $100,281,046) – 117.8%				109,872,815
	Other Assets Less Liabilities – (17.8)% (8)				(16,609,475)
	Net Assets – 100%				$93,263,340

Investments in Derivatives at April 30, 2012:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	14	6/12	$4,877,600	$(12,206)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at April 30, 2012.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Tactical Market Opportunities Fund

April 30, 2012

Shares	Description (1)					Value

	EXCHANGE-TRADED FUNDS – 29.3%

35,000	iShares 10+ Year Credit Bond Fund					$2,059,050

75,400	iShares Barclays 1-3 Credit Bond Fund					7,905,690

5,000	iShares Barclays MBS Bond Fund					541,450

379,000	iShares FTSE NAREIT Mortgage Plus Capped Index Fund					5,306,000

95,500	iShares iBoxx $ High Yield Corporate Bond Fund					8,709,600

44,000	iShares MSCI Brazil Index Fund					2,651,440

33,000	iShares MSCI Indonesia Investable Market Index Fund					1,020,690

66,000	iShares MSCI Malaysia Index Fund					957,660

21,000	iShares S&P National AMT-Free Municipal Bond Fund					2,312,310

39,000	iShares S&P Short Term National AMT-Free Municipal Bond Fund					4,161,690

112,000	Market Vectors Emerging Markets Local Currency Bond ETF					2,959,040

24,000	Market Vectors Gold Miners ETF					1,113,360

55,000	Market Vectors Russia ETF					1,647,250

86,000	Powershares Senior Loan Portfolio Fund					2,114,740

153,000	SPDR Barclays Capital High Yield Bond ETF					6,078,690

10,500	SPDR S&P Emerging Markets Dividend ETF					515,655

19,000	SPDR S&P International Dividend ETF					920,170

128,000	Utilities Select Sector SPDR Fund					4,564,480
	Total Exchange-Traded Funds (cost $54,814,826)					55,538,965

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.4%

$750	United Mexican States	5.875%		1/15/14	Baa1	$809,250
$750	Total Sovereign Debt (cost $806,016)					809,250

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.5%

$5,200	U.S. Treasury Bonds	4.500%		8/15/39	Aaa	$6,643,811
$5,200	Total U.S. Government and Agency Obligations (cost $5,828,593)					6,643,811

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 63.5%

	Money Market Funds – 51.7%

97,862,153	First American Treasury Obligations Fund, Class Z	0.000%	(3)	N/A	N/A	$97,862,153
	U.S. Government and Agency Obligations – 11.8%

$1,200	U.S. Treasury Bill, (4)	0.108%		8/23/12	Aaa	1,199,592

15,000	U.S. Treasury Bill, (4)	0.123%		9/13/12	Aaa	14,992,965

6,100	U.S. Treasury Bill, (4)	0.123%		9/20/12	Aaa	6,096,932

$22,300	Total U.S. Government and Agency Obligations					22,289,489
	Total Short-Term Investments (cost $120,151,740)					120,151,642
	Total Investments (cost $181,601,175) – 96.7%					183,143,668
	Other Assets Less Liabilities – 3.3% (5)					6,155,621
	Net Assets – 100%					$189,299,289

50	Nuveen Investments

Investments in Derivatives at April 30, 2012:

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	48	5/12	$3,874,514	$(28,220)
Australian 10-Year Bond	Long	64	6/12	6,427,074	115,112
Australian Dollar Currency	Short	(77)	6/12	(7,983,360)	(29,965)
CBOE VIX Index	Long	15	5/12	276,750	(46,552)
DAX Index	Short	(18)	6/12	(4,035,621)	64,572
Dollar Index	Long	90	6/12	7,096,321	(164,932)
E-Mini MSCI Emerging Markets Index	Long	39	6/12	1,987,830	(7,239)
Euro Bund	Short	(26)	6/12	(4,855,770)	1,769
Hang Seng Index	Short	(36)	5/12	(4,858,062)	(87,634)
H-Shares Index	Long	67	5/12	4,754,719	101,029
Mexican Bolsa Index	Short	(92)	6/12	(2,792,005)	(26,917)
Mexican Peso	Long	80	6/12	3,055,000	35,018
NASDAQ 100 E-Mini	Short	(127)	6/12	(6,906,895)	(142,790)
Russell 2000 Mini Index	Short	(165)	6/12	(13,445,850)	(169,307)
S&P 500 Index	Long	232	6/12	16,165,760	337,826
S&P/TSX 60 Index	Long	28	6/12	3,959,144	(26,572)
SET50 Index	Short	(153)	6/12	(4,294,449)	(103,010)
SPI 200	Long	36	6/12	4,123,304	148,949
					$(28,863)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at April 30, 2012.

N/A	Not applicable

ETF	Exchange-Traded Fund

SPDR	Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Assets & Liabilities (Unaudited)

April 30, 2012

	International	International Select	Quantitative Enhanced Core Equity		Tactical Market Opportunities
Assets
Investments, at value (cost $104,103,492, $429,102,999, $78,569,747 and $61,449,435, respectively)	$107,227,634	$451,748,445	$88,161,575		$62,992,026
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	21,361,416		—
Short-term investments (cost $11,839,380, $62,506,009, $349,883 and $120,151,740, respectively)	11,838,054	62,501,710	349,824		120,151,642
Cash denominated in foreign currencies (cost $6,186,278, $6,945,748, $– and $3,351,034, respectively)	6,205,760	6,979,465	—		3,374,425
Receivables:
Deposits with brokers for open futures contracts	800,000	1,000,000	—		800,000
Dividends	449,049	1,622,236	101,242		—
Due from broker	—	—	3,512		—
Interest	849	5,823	—		61,831
Investments sold	1,572,160	6,068,783	6,907,441		2,022,883
Reclaims	685,515	574,314	—		—
Shares sold	63,952	28,262	—		970,341
Variation margin on futures contracts	—	346,717	—		95,608
Other assets	4,082	8,283	257		32
Total assets	128,847,055	530,884,038	116,885,267		190,468,788
Liabilities
Cash overdraft	5,785,012	6,818,864	324,107		866,554
Payables:
Collateral from securities lending program	—	—	21,361,416		—
Investments purchased	1,818,254	5,812,356	1,782,056		—
Shares redeemed	612,278	1,264,617	72,034		150,078
Variation margin on futures contracts	106,974	—	17,150		—
Accrued expenses:
Management fees	28,308	537,710	25,029		100,658
12b-1 distribution and service fees	6,079	1,448	125		14,857
Other	204,327	200,135	40,010		37,352
Total liabilities	8,561,232	14,635,130	23,621,927		1,169,499
Net assets	$120,285,823	$516,248,908	$93,263,340		$189,299,289
Class A Shares
Net assets	$22,568,859	$4,165,874	$129,188		$43,014,904
Shares outstanding	2,341,288	462,621	5,551		3,857,878
Net asset value per share	$9.64	$9.00	$23.27		$11.15
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$10.23	$9.55	$23.27	(1)	$11.83
Class C Shares
Net assets	$1,746,787	$735,268	$120,608		$7,981,827
Shares outstanding	192,349	82,457	5,206		720,401
Net asset value and offering price per share	$9.08	$8.92	$23.17		$11.08
Class R3 Shares
Net assets	$43,710	$13,727	N/A		N/A
Shares outstanding	4,530	1,554	N/A		N/A
Net asset value and offering price per share	$9.65	$8.83	N/A		N/A
Class I Shares
Net assets	$95,926,467	$511,334,039	$93,013,544		$138,302,558
Shares outstanding	9,835,837	56,731,019	3,990,327		12,376,356
Net asset value and offering price per share	$9.75	$9.01	$23.31		$11.17
Net assets consist of:
Capital paid-in	$123,356,415	$514,840,709	$79,435,129		$187,096,839
Undistributed (Over-distribution of) net investment income	503,247	2,551,326	995,399		159,980
Accumulated net realized gain (loss)	(5,926,072)	(21,340,920)	3,253,249		505,449
Net unrealized appreciation (depreciation)	2,352,233	20,197,793	9,579,563		1,537,021
Net assets	$120,285,823	$516,248,908	$93,263,340		$189,299,289
Authorized shares	2 billion	2 billion	2 billion		2 billion
Par value per share	$0.0001	$0.0001	$0.0001		$0.0001
N/A –	Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.
(1) –	Quantitative Enhanced Core Equity does not have a maximum sales charge.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended April 30, 2012

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $129,880, $525,940, $283 and $–, respectively)	$1,329,871	$5,843,292	$1,183,350	$856,643
Securities lending income	—	—	22,659	—
Total investment income	1,329,871	5,843,292	1,206,009	856,643
Expenses
Management fees	693,483	2,710,700	244,274	449,546
12b-1 service fees – Class A	29,761	5,151	177	31,213
12b-1 distribution and service fees – Class C	9,034	3,481	567	20,214
12b-1 distribution and service fees – Class R3	78	33	N/A	N/A
Shareholders’ servicing agent fees and expenses	170,192	310,143	127,848	35,850
Custodian’s fees and expenses	193,454	319,303	30,659	8,470
Directors’ fees and expenses	1,095	7,196	1,478	1,969
Professional fees	23,119	25,718	5,677	3,727
Shareholders’ reports – printing and mailing expenses	46,827	2,292	2,306	16,734
Federal and state registration fees	29,911	28,762	22,404	44,844
Other expenses	57,600	29,908	2,242	9,760
Total expenses before expense reimbursement	1,254,554	3,442,687	437,632	622,327
Expense reimbursement	(396,787)	(183,504)	(217,129)	(32,848)
Net expenses	857,767	3,259,183	220,503	589,479
Net investment income (loss)	472,104	2,584,109	985,506	267,164
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(6,426,595)	(14,479,335)	3,501,667	567,071
Futures contracts	2,272,370	(2,663,838)	783,205	(237,500)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,351,191	36,205,687	5,559,180	695,267
Futures contracts	(2,280,353)	(1,075,667)	(84,028)	207,045
Net realized and unrealized gain (loss)	3,916,613	17,986,847	9,760,024	1,231,883
Net increase (decrease) in net assets from operations	$4,388,717	$20,570,956	$10,745,530	$1,499,047
N/A –	Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (Unaudited)

	International		International Select
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$472,104	$7,452,325	$2,584,109	$9,342,486
Net realized gain (loss) from:
Investments and foreign currency	(6,426,595)	79,229,286	(14,479,335)	51,311,264
Futures contracts	2,272,370	(3,656,977)	(2,663,838)	(10,916,532)
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,351,191	(121,677,805)	36,205,687	(93,468,555)
Futures contracts	(2,280,353)	8,604,468	(1,075,667)	8,252,883
Net increase (decrease) in net assets from operations	4,388,717	(30,048,703)	20,570,956	(35,478,454)
Distributions to Shareholders
From net investment income:
Class A	(953,170)	(107,500)	(59,108)	(33,025)
Class B	N/A	—	N/A	N/A
Class C	(66,670)	—	(2,770)	(740)
Class R3(1)	(685)	(15)	(125)	—
Class I(1)	(5,063,526)	(4,195,268)	(7,900,833)	(6,454,548)
From accumulated net realized gains:
Class A	(2,889,460)	—	(47,540)	—
Class B	N/A	—	N/A	N/A
Class C	(265,665)	—	(7,969)	—
Class R3(1)	(2,164)	—	(152)	—
Class I(1)	(15,999,350)	—	(6,194,924)	—
Decrease in net assets from distributions to shareholders	(25,240,690)	(4,302,783)	(14,213,421)	(6,488,313)
Fund Share Transactions
Proceeds from sale of shares	7,501,375	9,534,322	56,043,260	100,109,897
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,997,912	3,103,920	4,681,594	1,537,568
	18,499,287	12,638,242	60,724,854	101,647,465
Cost of shares redeemed	(43,899,195)	(495,221,106)	(134,548,170)	(330,484,054)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(25,399,908)	(482,582,864)	(73,823,316)	(228,836,589)
Net increase (decrease) in net assets	(46,251,881)	(516,934,350)	(67,465,781)	(270,803,356)
Net assets at the beginning of period	166,537,704	683,472,054	583,714,689	854,518,045
Net assets at the end of period	$120,285,823	$166,537,704	$516,248,908	$583,714,689
Undistributed (Over-distribution of) net investment income at the end of period	$503,247	$6,115,194	$2,551,326	$7,930,053

See accompanying notes to financial statements.

54	Nuveen Investments

	Quantitative Enhanced Core Equity		Tactical Market Opportunities
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$985,506	$2,921,001	$267,164	$388,017
Net realized gain (loss) from:
Investments and foreign currency	3,501,667	11,480,043	567,071	778,007
Futures contracts	783,205	152,170	(237,500)	440,455
Redemptions in-kind	—	2,329,724	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,559,180	(4,839,582)	695,267	753,994
Futures contracts	(84,028)	71,822	207,045	(201,998)
Net increase (decrease) in net assets from operations	10,745,530	12,115,178	1,499,047	2,158,475
Distributions to Shareholders
From net investment income:
Class A(2)	(2,808)	(2,341)	(47,114)	—
Class B	N/A	N/A	N/A	N/A
Class C(2)	(1,032)	(946)	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	(1,931,314)	(2,864,205)	(353,238)	(154,561)
From accumulated net realized gains:
Class A(2)	(2,645)	—	(209,804)	—
Class B	N/A	N/A	N/A	N/A
Class C(2)	(1,769)	—	(23,497)	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	(1,571,914)	—	(815,282)	(47,469)
Decrease in net assets from distributions to shareholders	(3,511,482)	(2,867,492)	(1,448,935)	(202,030)
Fund Share Transactions
Proceeds from sale of shares	3,604,797	9,839,732	143,608,216	33,827,603
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,379,059	878,112	1,316,662	158,329
	4,983,856	10,717,844	144,924,878	33,985,932
Cost of shares redeemed	(26,960,621)	(97,606,723)	(8,568,510)	(10,349,661)
Cost of redemptions in-kind	—	(17,935,393)	—	—
Net increase (decrease) in net assets from Fund share transactions	(21,976,765)	(104,824,272)	136,356,368	23,636,271
Net increase (decrease) in net assets	(14,742,717)	(95,576,586)	136,406,480	25,592,716
Net assets at the beginning of period	108,006,057	203,582,643	52,892,809	27,300,093
Net assets at the end of period	$93,263,340	$108,006,057	$189,299,289	$52,892,809
Undistributed (Over-distribution of) net investment income at the end of period	$995,399	$1,945,047	$159,980	$293,168
N/A –	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares. Class B Shares of International converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(1) –	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2) –	Tactical Market Opportunities did not offer Class A Shares and Class C Shares prior to February 24, 2011.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/94)
2012(f)	$11.12	$.03	$.30	$.33	$(.41)	$(1.40)	$(1.81)	$9.64
2011	11.62	.10	(.55)	(.45)	(.05)	—	(.05)	11.12
2010	10.78	.07	.81	.88	(.04)	—	(.04)	11.62
2009	8.68	.09	2.09	2.18	(.08)	—	(.08)	10.78
2008	17.15	.26	(7.14)	(6.88)	(.14)	(1.45)	(1.59)	8.68
2007	14.80	.15	2.59	2.74	(.13)	(.26)	(.39)	17.15
Class C (9/01)
2012(f)	10.51	(.01)	.29	.28	(.31)	(1.40)	(1.71)	9.08
2011	11.03	.01	(.53)	(.52)	—	—	—	10.51
2010	10.26	(.02)	.79	.77	—	—	—	11.03
2009	8.25	.02	1.99	2.01	—	—	—	10.26
2008	16.36	.15	(6.79)	(6.64)	(.02)	(1.45)	(1.47)	8.25
2007	14.13	.03	2.48	2.51	(.02)	(.26)	(.28)	16.36
Class R3 (4/94)(e)
2012(f)	11.11	.02	.30	.32	(.38)	(1.40)	(1.78)	9.65
2011	11.61	.07	(.54)	(.47)	(.03)	—	(.03)	11.11
2010	10.78	.04	.82	.86	(.03)	—	(.03)	11.61
2009	8.67	.07	2.11	2.18	(.07)	—	(.07)	10.78
2008	17.17	.19	(7.10)	(6.91)	(.14)	(1.45)	(1.59)	8.67
2007	14.81	.10	2.61	2.71	(.09)	(.26)	(.35)	17.17
Class I (4/94)(e)
2012(f)	11.25	.04	.31	.35	(.45)	(1.40)	(1.85)	9.75
2011	11.78	.14	(.59)	(.45)	(.08)	—	(.08)	11.25
2010	10.92	.10	.83	.93	(.07)	—	(.07)	11.78
2009	8.81	.11	2.12	2.23	(.12)	—	(.12)	10.92
2008	17.38	.30	(7.24)	(6.94)	(.18)	(1.45)	(1.63)	8.81
2007	14.99	.19	2.62	2.81	(.16)	(.26)	(.42)	17.38

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

5.00%	$22,569	2.12	%*	(.08	)%*	1.48	%*	.54	%*	30%
(3.93)	22,328	1.46		.84		1.46		.84		72
8.21	26,698	1.59		.51		1.48		.62		56
25.29	27,995	1.59		.90		1.49		1.00		231
(43.82)	25,342	1.54		1.87		1.49		1.92		18
18.92	56,705	1.53		.93		1.49		.97		14

4.61	1,747	2.84	*	(.81	)*	2.23	*	(.20	)*	30
(4.71)	1,987	2.21		.10		2.21		.10		72
7.50	2,607	2.34		(.25)		2.23		(.14)		56
24.36	3,269	2.34		.14		2.24		.24		231
(44.21)	3,232	2.29		1.15		2.24		1.20		18
18.09	7,173	2.28		.16		2.24		.20		14

4.88	44	2.44	*	(.29	)*	1.73	*	.43	*	30
(4.10)	11	1.68		.59		1.68		.59		72
7.94	6	1.84		.27		1.73		.38		56
25.39	5	1.84		.63		1.74		.73		231
(43.94)	2	1.79		1.35		1.74		1.40		18
18.66	4	1.78		.56		1.74		.60		14

5.12	95,926	1.82	*	.17	*	1.23	*	.76	*	30
(3.90)	141,264	1.21		1.17		1.21		1.17		72
8.52	652,664	1.34		.76		1.23		.87		56
25.68	680,309	1.34		1.15		1.24		1.25		231
(43.68)	658,276	1.29		2.14		1.24		2.19		18
19.23	1,670,810	1.28		1.17		1.24		1.21		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2012(g)	$8.85	$.03		$.33	$.36	$(.11)	$(.10)	$(.21)	$9.00
2011	9.54	.09		(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06		1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07		2.00	2.07	(.12)	—	(.12)	8.48
2008	12.15	.15		(5.52)	(5.37)	(.06)	(.19)	(.25)	6.53
2007(f)	10.00	.09		2.07	2.16	(.01)	—	(.01)	12.15
Class C (12/06)
2012(g)	8.72	—	*	.34	.34	(.04)	(.10)	(.14)	8.92
2011	9.43	.02		(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01		1.00	1.01	—	—	—	9.43
2009	6.46	.03		1.97	2.00	(.04)	—	(.04)	8.42
2008	12.07	.09		(5.48)	(5.39)	(.03)	(.19)	(.22)	6.46
2007(f)	10.00	.03		2.04	2.07	—	—	—	12.07
Class R3 (12/06)(e)
2012(g)	8.67	.02		.32	.34	(.08)	(.10)	(.18)	8.83
2011	9.48	.10		(.91)	(.81)	—	—	—	8.67
2010	8.42	.05		1.01	1.06	—	—	—	9.48
2009	6.52	.09		1.94	2.03	(.13)	—	(.13)	8.42
2008	12.12	.08		(5.46)	(5.38)	(.03)	(.19)	(.22)	6.52
2007(f)	10.00	.07		2.06	2.13	(.01)	—	(.01)	12.12
Class I (12/06)(e)
2012(g)	8.87	.04		.33	.37	(.13)	(.10)	(.23)	9.01
2011	9.57	.12		(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09		1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08		2.01	2.09	(.15)	—	(.15)	8.49
2008	12.17	.17		(5.52)	(5.35)	(.08)	(.19)	(.27)	6.55
2007(f)	10.00	.13		2.05	2.18	(.01)	—	(.01)	12.17

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.29%	$4,166	1.55	%**	.68	%**	1.48	%**	.75	%**	24%
(6.70)	4,388	1.46		.96		1.46		.96		59
12.72	5,530	1.62		.56		1.49		.69		47
32.32	3,029	1.76		.77		1.49		1.04		64
(45.00)	1,904	1.70		1.31		1.49		1.52		63
21.58	3,228	1.89	*	.55	**	1.49	*	.95	**	45

4.02	735	2.30	**	(.06	)**	2.23	**	.01	**	24
(7.45)	717	2.21		.21		2.21		.21		59
12.00	816	2.37		(.05)		2.24		.08		47
31.43	244	2.51		.13		2.24		.40		64
(45.39)	226	2.45		.71		2.24		.92		63
20.75	287	2.64	**	(.10	)**	2.24	**	.30	**	45

4.18	14	1.77	**	.47	**	1.73	**	.51	**	24
(8.54)	13	1.67		1.02		1.67		1.02		59
12.59	7	1.87		.40		1.74		.53		47
31.99	19	2.01		1.03		1.74		1.30		64
(45.10)	48	1.95		.69		1.74		.90		63
21.27	17	2.14	**	.37	**	1.74	**	.77	**	45

4.47	511,334	1.30	**	.91	**	1.23	**	.98	**	24
(6.60)	578,597	1.21		1.23		1.21		1.23		59
13.14	848,165	1.37		.85		1.24		.98		47
32.68	584,667	1.51		.90		1.24		1.17		64
(44.86)	249,805	1.45		1.51		1.24		1.72		63
21.78	343,161	1.64	**	.96	**	1.24	**	1.36	**	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the period December 21, 2006 (commencement of operations) through October 31, 2007.
(g)	For the six months ended April 30, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

QUANTITATIVE ENHANCED CORE EQUITY
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (7/07)
2012(g)	$21.57	$.19	$2.23	$2.42	$(.37)	$(.35)	$(.72)	$23.27
2011	20.50	.31	1.02	1.33	(.26)	—	(.26)	21.57
2010	18.01	.25	2.48	2.73	(.24)	—	(.24)	20.50
2009	16.56	.31	1.29	1.60	(.15)	—	(.15)	18.01
2008	26.90	.40	(10.21)	(9.81)	(.29)	(.24)	(.53)	16.56
2007(f)	25.00	.06	1.91	1.97	(.07)	—	(.07)	26.90
Class C (7/07)
2012(g)	21.40	.11	2.21	2.32	(.20)	(.35)	(.55)	23.17
2011	20.50	.12	1.06	1.18	(.28)	—	(.28)	21.40
2010	17.91	.08	2.51	2.59	—	—	—	20.50
2009	16.51	.24	1.24	1.48	(.08)	—	(.08)	17.91
2008	26.88	.23	(10.20)	(9.97)	(.16)	(.24)	(.40)	16.51
2007(f)	25.00	.02	1.90	1.92	(.04)	—	(.04)	26.88
Class I (7/07)(e)
2012(g)	21.64	.22	2.22	2.44	(.42)	(.35)	(.77)	23.31
2011	20.57	.37	1.03	1.40	(.33)	—	(.33)	21.64
2010	18.04	.29	2.51	2.80	(.27)	—	(.27)	20.57
2009	16.57	.35	1.29	1.64	(.17)	—	(.17)	18.04
2008	26.90	.44	(10.20)	(9.76)	(.33)	(.24)	(.57)	16.57
2007(f)	25.00	.11	1.87	1.98	(.08)	—	(.08)	26.90

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

11.61%	$129	1.13	%*	1.32	%*	.70	%*	1.75	%*	92%
6.50	164	.86		1.25		.70		1.41		159
15.24	253	.93		1.05		.70		1.28		142
9.87	243	1.01		1.62		.69		1.94		75
(37.08)	118	1.18		1.29		.70		1.77		153
7.89	131	1.40	*	.21	*	.70	*	.91	*	55

11.17	121	1.91	*	.53	*	1.45	*	.99	*	92
5.76	108	1.61		.40		1.45		.56		159
14.46	14	1.68		.20		1.45		.43		142
9.05	4	1.76		1.25		1.44		1.57		75
(37.58)	10	1.93		.51		1.45		.99		153
7.69	15	2.15	*	(.47	)*	1.45	*	.23	*	55

11.72	93,014	.89	*	1.57	*	.45	*	2.02	*	92
6.79	107,734	.63		1.50		.45		1.68		159
15.61	203,316	.68		1.27		.45		1.50		142
10.13	146,180	.76		1.87		.44		2.19		75
(36.93)	89,270	.93		1.51		.45		1.99		153
7.93	48,745	1.15	*	1.03	*	.45	*	1.73	*	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(f)	For the period July 31, 2007 (commencement of operations) through October 31, 2007.
(g)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (2/11)
2012(h)	$11.22	$.01		$.12	$.13	$(.03)	$(.17)	$(.20)	$11.15
2011(e)	10.59	.04		.59	.63	—	—	—	11.22
Class C (2/11)
2012(h)	11.17	(.03)		.11	.08	—	(.17)	(.17)	11.08
2011(e)	10.59	—	*	.58	.58	—	—	—	11.17
Class I (12/09)(f)
2012(h)	11.25	.03		.12	.15	(.06)	(.17)	(.23)	11.17
2011	10.62	.14		.59	.73	(.08)	(.02)	(.10)	11.25
2010(g)	10.00	.02		.60	.62	—	—	—	10.62

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

1.18%	$43,015	1.23	%**	.17	%**	1.18	%**	.22	%**	104%
5.95	3,558	1.67	**	.06	**	1.19	**	.54		177

.73	7,982	1.98	**	(.59	)**	1.93	**	(.54	)**	104
5.48	475	2.31	**	(.37	)**	1.94	**	—	***	177

1.33	138,303	.99	**	.52	**	.93	**	.58	**	104
6.95	48,860	1.18		1.01		.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(f)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(g)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(h)	For the six months ended April 30, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Fund (“International”), Nuveen International Select Fund (“International Select”), Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”) and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

International’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange traded funds (“ETFs”) and other investment companies (“investment companies”) that provide exposure to non-U.S. issuers. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of foreign issuers, and ETFs and other investment companies that provide exposure to non-U.S. issuers.

International and International Select also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Quantitative Enhanced Core Equity’s investment objective is to provide, over the long-term, a total return that exceeds the total return of the Standard & Poor’s 500 ® Index (“S&P 500 Index”). Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that have market capitalization within the same range of market capitalization of companies in the S&P 500 Index. The Fund’s investments may include common stocks of non-U.S. issuers which are listed on a U.S. stock exchange. The Fund may also buy and sell stock index futures contracts.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing in U.S. international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund also gains exposure to these asset classes by investing in ETFs and derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective at the close of business on February 15, 2012, Class B Shares of International were converted to Class A Shares of the Fund and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

64	Nuveen Investments

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge, with the exception of Quantitative Enhanced Core Equity, and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds for $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Quantitative Enhanced Core Equity only issues Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares of Quantitative Enhanced Core Equity are offered to those investors at their net asset value per share with no up-front sales charge. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

66	Nuveen Investments

During the six months ended April 30, 2012, International and International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Funds’ multi-manager framework, so that each Fund overall had the desired exposures to key markets. These Funds’ long and short futures contracts were used to implement various tactical market and hedging strategies. Quantitative Enhanced Core Equity invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding in order to minimize any tracking error to the Fund’s benchmark index resulting from cash flow activity and for tactical portfolio management positioning. Tactical Market Opportunities invested in equity, fixed income and currency futures contracts, which were used as part of the management of the Fund. This Fund’s long and short futures contracts were used to implement various absolute return, tactical market and hedging strategies.

The average number of futures contracts outstanding during the six months ended April 30, 2012, for each Fund, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Average number of futures contracts outstanding*	1,743	5,080	10	888
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid by each Fund during the six months ended April 30, 2012, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Securities lending fees paid	$—	$—	$3,452	$—

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

International	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$95,487,469	$3,407,171	$—	$98,894,640
Exchange-Traded Funds	8,317,587	—	—	8,317,587
Rights	—	—	15,407	15,407
Short-Term Investments:
Money Market Funds	3,070,135	—	—	3,070,135
U.S. Government and Agency Obligations	—	8,767,919	—	8,767,919
Derivatives:
Futures Contracts**	(852,364)	—	—	(852,364)
Total	$106,022,827	$12,175,090	$15,407	$118,213,324

International Select	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks*	$405,306,718	$10,642,846	$763,905	$416,713,469
Exchange-Traded Funds	34,997,450	—	—	34,997,450
Rights	—	—	37,526	37,526
Short-Term Investments:
Money Market Funds	32,740,867	—	—	32,740,867
U.S. Government and Agency Obligations	—	29,760,843	—	29,760,843
Derivatives:
Futures Contracts**	(2,542,803)	—	—	(2,542,803)
Total	$470,502,232	$40,403,689	$801,431	$511,707,352
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

68	Nuveen Investments

Quantitative Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$88,161,575	$—	$—	$88,161,575
Investments Purchased with Collateral from Securities Lending	21,361,416	—	—	21,361,416
Short-Term Investments:
U.S. Government and Agency Obligations	—	349,824	—	349,824
Derivatives:
Futures Contracts**	(12,206)	—	—	(12,206)
Total	$109,510,785	$349,824	$—	$109,860,609

Tactical Market Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Exchange-Traded Funds	$55,538,965	$—	$—	$55,538,965
Sovereign Debt	—	809,250	—	809,250
U.S. Government & Agency Obligations	—	6,643,811	—	6,643,811
Short-Term Investments:
Money Market Funds	97,862,153	—	—	97,862,153
U.S. Government and Agency Obligations	—	22,289,489	—	22,289,489
Derivatives:
Futures Contracts**	(28,863)	—	—	(28,863)
Total	$153,372,255	$29,742,550	$—	$183,114,805
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	International Level 3 Rights	International Select Level 3 Common Stocks	International Select Level 3 Rights	International Select Level 3 Total
Balance at the beginning of period	$—	$1,116,787	$—	$1,116,787
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(8,135)	96,502	(19,390)	77,112
Purchases at cost	23,542	—	56,916	56,916
Sales at proceeds	—	—	—	—
Net discounts (premiums)	—	—	—	—
Transfers in to	—	763,905	—	763,905
Transfers out of	—	(1,213,289)	—	(1,213,289)
Balance at the end of period	$15,407	$763,905	$37,526	$801,431
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of April 30, 2012	$(8,135)	$(321,476)	$(19,390)	$(340,866)

Quantitative Enhanced Core Equity Level 3 Common Stocks
Balance at the beginning of period	$—	***
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers into	—
Transfers (out of)	—
Balance at the end of period	$—
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of April 30, 2012	$—
***	Level 3 security has a market value of zero at the beginning of the period. As of April 30, 2012, this security is no longer held in the portfolio.

During the six months ended April 30, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

International
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Payable for variation margin on futures contracts*	$594,096	Payable for variation margin on futures contracts*	$(1,414,585)
Foreign Currency Exchange Rate	Futures Contracts	—	—	Payable for variation margin on futures contracts*	(31,875)
Total			$594,096		$(1,446,460)

International Select
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$1,812,616	Receivable for variation margin on futures contracts*	$(4,206,859)
Foreign Currency Exchange Rate	Futures Contracts	—	—	Receivable for variation margin on futures contracts*	(148,560)
Total			$1,812,616		$(4,355,419)

Quantitative Enhanced Core Equity
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	—	$—	Payable for variation margin on futures contracts*	$(12,206)

Tactical Market Opportunities
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$654,145	Receivable for variation margin on futures contracts*	$(803,173)
Foreign Currency Exchange Rate	Futures Contracts	Receivable for variation margin on futures contracts*	35,018	Receivable for variation margin on futures contracts*	(29,965)
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	115,112	—	—
Total			$804,275		$(833,138)
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

70	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$2,292,204	$(2,215,592)	$783,205	$133,270
Foreign Currency Exchange Rate	(19,834)	(448,246)	—	(402,607)
Interest Rate	—	—	—	31,837
Total	$2,272,370	$(2,663,838)	$783,205	$(237,500)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$(2,248,478)	$(1,651,329)	$(84,028)	$(181,815)
Foreign Currency Exchange Rate	(31,875)	575,662	—	289,601
Interest Rate	—	—	—	99,259
Total	$(2,280,353)	$(1,075,667)	$(84,028)	$207,045

4. Fund Shares

Transactions in Fund shares were as follows:

	International
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	156,589	$1,510,097	155,847	$1,889,675
Class B	—	—	708	7,844
Class C	6,094	56,175	9,594	107,941
Class R3 (1)	3,625	33,788	420	4,678
Class I (1)	611,892	5,901,315	610,959	7,524,184
Shares issued to shareholders due to reinvestment of distributions:
Class A	391,582	3,481,781	8,099	98,570
Class B	19,368	153,859	—	—
Class C	38,018	317,206	—	—
Class R3 (1)	321	2,849	1	15
Class I (1)	779,190	7,042,217	244,138	3,005,335
	2,006,679	18,499,287	1,029,766	12,638,242
Shares redeemed:
Class A	(215,370)	(2,099,913)	(452,448)	(5,470,263)
Class B	(113,441)	(981,338)	(48,241)	(533,542)
Class C	(40,803)	(350,950)	(56,942)	(628,677)
Class R3 (1)	(382)	(3,444)	(8)	(93)
Class I (1)	(4,112,069)	(40,463,550)	(43,702,675)	(488,588,531)
	(4,482,065)	(43,899,195)	(44,260,314)	(495,221,106)
Net increase (decrease)	(2,475,386)	$(25,399,908)	(43,230,548)	$(482,582,864)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

	International Select
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	21,778	$195,165	128,323	$1,261,455
Class C	4,783	42,465	10,355	102,343
Class R3 (1)	—	—	1,599	15,960
Class I (1)	6,408,822	55,805,630	10,212,001	98,730,139
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,687	86,950	2,840	28,114
Class C	1,333	10,675	71	695
Class R3 (1)	35	277	—	—
Class I (1)	562,947	4,583,692	152,246	1,508,759
	7,010,385	60,724,854	10,507,435	101,647,465
Shares redeemed:
Class A	(65,816)	(570,693)	(214,539)	(2,113,176)
Class C	(5,834)	(48,991)	(14,772)	(145,301)
Class R3 (1)	—	—	(787)	(7,720)
Class I (1)	(15,477,847)	(133,928,486)	(33,796,114)	(328,217,857)
	(15,549,497)	(134,548,170)	(34,026,212)	(330,484,054)
Net increase (decrease)	(8,539,112)	$(73,823,316)	(23,518,777)	$(228,836,589)

	Quantitative Enhanced Core Equity
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	371	$8,490	2,166	$47,265
Class C	—	—	4,938	108,004
Class I (1)	169,700	3,596,307	440,684	9,684,463
Shares issued to shareholders due to reinvestment of distributions:
Class A	232	4,850	98	2,118
Class C	136	2,801	44	946
Class I (1)	65,570	1,371,408	40,343	875,048
	236,009	4,983,856	488,273	10,717,844
Shares redeemed:
Class A	(2,663)	(58,486)	(7,005)	(152,739)
Class C	—	—	(589)	(12,027)
Class I (1)	(1,223,416)	(26,902,135)	(4,516,389)	(97,441,957)
Class I (1) —In-kind	—	—	(871,073)	(17,935,393)
	(1,226,079)	(26,960,621)	(5,395,056)	(115,542,116)
Net increase (decrease)	(990,070)	$(21,976,765)	(4,906,783)	$(104,824,272)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

72	Nuveen Investments

	Tactical Market Opportunities
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,793,969	$42,202,062	330,236	$3,676,372
Class C	690,807	7,639,403	42,498	468,794
Class I (1)	8,419,683	93,766,751	2,709,930	29,682,437
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,431	225,356	—	—
Class C	1,961	21,516	—	—
Class I (1)	96,689	1,069,790	15,144	158,329
	13,023,540	144,924,878	3,097,808	33,985,932
Shares redeemed:
Class A	(273,611)	(3,038,463)	(13,147)	(145,801)
Class C	(14,864)	(164,602)	—	—
Class I (1)	(482,037)	(5,365,445)	(954,155)	(10,203,860)
	(770,512)	(8,568,510)	(967,302)	(10,349,661)
Net increase (decrease)	12,253,028	$136,356,368	2,130,506	$23,636,271
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2012, and fiscal year ended October 31, 2011, were as follows:

Fund	Six Months Ended 4/30/12	Year Ended 10/31/11
International	110,163	23,122

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2012, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Purchases:
Investment securities	$36,108,683	$118,164,631	$86,412,694	$58,652,686
U.S. Government and agency obligations	—	—	—	27,559,984

Sales and maturities:
Investment securities	85,423,510	221,239,765	113,098,981	19,727,414
U.S. Government and agency obligations	—	—	—	28,043,586

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Cost of investments	$116,497,762	$497,380,109	$101,245,768	$181,643,982
Gross unrealized:
Appreciation	$12,533,643	$57,286,241	$11,084,419	$1,910,141
Depreciation	(9,965,717)	(40,416,195)	(2,457,372)	(410,455)
Net unrealized appreciation (depreciation) of investments	$2,567,926	$16,870,046	$8,627,047	$1,499,686

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to the redemption in-kind, tax equalization, REIT adjustments, foreign currency reclassifications and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ last tax year end, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Capital paid-in	$51,556,643	$6,812,345	$5,389,685	$—
Undistributed (Over-distribution) of net investment income	(1,304,412)	(1,205,020)	(59,953)	7,382
Accumulated net realized gain (loss)	(50,252,231)	(5,607,325)	(5,329,732)	(7,382)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ last tax year end, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Undistributed net ordinary income*	$6,142,535	$7,992,972	$1,950,713	$1,123,426
Undistributed net long-term capital gains	19,357,175	6,305,748	1,581,249	395,716
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$4,302,783	$6,488,314	$2,867,492	$202,030
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

During the Funds’ last tax year ended October 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	International	International Select	Quantitative Enhanced Core Equity
Utilized capital loss carryforwards	$14,507,197	$38,754,135	$7,765,820

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
For the first $125 million	.8500%	.8500%	.3000%	.6000%
For the next $125 million	.8375	.8375	.2875	.5875
For the next $250 million	.8250	.8250	.2750	.5750
For the next $500 million	.8125	.8125	.2625	.5625
For the next $1 billion	.8000	.8000	.2500	.5500
For net assets over $2 billion	.7750	.7750	.2250	.5250

74	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Rate
International	.1998%
International Select	.1998
Quantitative Enhanced Core Equity	.1998
Tactical Market Opportunities	.1753

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Class A Shares	1.49%	1.49%	.70%	1.20%
Class C Shares	2.24	2.24	1.45	1.95
Class R3 Shares	1.74	1.74	N/A	N/A
Class I Shares	1.24	1.24	.45	.95
Expiration Date	February 29, 2013	February 29, 2013	February 29, 2013	February 29, 2013

N/A -	Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at anytime at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

During the six months ended April, 30, 2012, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Sales charges collected	$8,743	$4,115	N/A	$91,331
Paid to financial intermediaries	7,637	3,594	N/A	80,006

N/A - Class A Shares of Quantitative Enhanced Core Equity are offered at their net asset value per share with no upfront sales charge.

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Commission advances	$255	$233	$—	$71,949

All 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended April 30, 2012, the Distributor retained such 12b-1 fees as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
12b-1 fees retained	$2,768	$230	$178	$20,012

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2012, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
CDSC retained	$353	$163	$—	$313

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Liquidation of Class R3 Shares

Effective May 14, 2012, Class R3 Shares of International Select were closed to all new investments. After the close of business on June 13, 2012, the Fund liquidated all shareholder accounts invested in Class R3 Shares and distributed the proceeds of the liquidation.

76	Nuveen Investments

Notes

Nuveen Investments	77

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index: The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Futures Contracts: Exchange-traded, standardized agreements to buy or sell specific amounts of financial instruments or physical commodities at a specified time in the future.

Lipper International Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

78	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Altrinsic Global Advisors, LLC

8 Sound Shore Drive

Greenwich, CT 06830

Hansberger Global Investors, Inc.

401 East Lasolas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Lazard Asset Management

30 Rockefeller Plaza

57th Floor

New York, NY 10112-6300

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm*

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

*	The Board of Directors of the Funds, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Funds.

Ernst & Young’s report on the Funds’ financial statements for the most recent fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the most recent fiscal year and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	79

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FQTII-0412D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FROBX	FMPCX	FMPYX	FIMPX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund. Hal, who has 30 years of investment experience, assumed portfolio management responsibilities in 2002. Scott and Jim, who have 23 and 28 years of experience, respectively, have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund. Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob, who has 24 years of investment experience, assumed portfolio management responsibilities in 2004. Jon, with 18 years of investment experience, has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month period ended April 30, 2012.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed its Lipper classification average, but slightly underperformed the Russell 1000® Growth Index over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $3 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund

Nuveen Investments	5

holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

During the reporting period, the Fund’s performance benefited from strong stock selection in the consumer staples and technology sectors. While the consumer staples sector was an average performer in the index, it was the best performing category for the Fund. Monster Energy and Estee Lauder were responsible for the majority of the Fund’s outperformance versus the benchmark in this sector. Monster Energy, the energy drink producer, benefited from accelerating volumes as the energy drink portion of the beverage industry gained market share. As a result, Monster saw its margins increase while international growth was strong. Estee Lauder, the global manufacturer of high end cosmetics, continued to gain from improved margins through operational cost savings. The company has reported earnings above consensus expectations over the past few years. Favorable stock selection in the technology sector was led by the Fund’s overweight position in Apple, a top large-cap technology performer. This leading manufacturer of smartphones, desktop and portable computing devices saw its stock advance dramatically during the period. Apple was able to gain meaningful and profitable market share in the computing devices market via the introduction of its new iPad, upgrades to its iPhone and continued demand for desktop and portable Mac computers. The Fund’s performance also benefited from the information technology holdings Visa and MasterCard. These stable, secular growth companies had strong results with moderate multiples of approximately 15 times earnings.

The greatest contributor toward the Fund’s shortfall versus the Russell Index was the industrials sector, where performance was hindered by a slight underweight versus the benchmark as well as stock selection. Most of the underperformance resulted from Joy Global, a highly cyclical holding tied to the energy and materials sectors. The company manufactures equipment and aftermarket parts used in the mining of coal, copper, iron ore and other mineral resources. Fears that fundamentals were going to deteriorate in these two segments led to a decline in the Joy Global stock price. Overall, the consumer discretionary sector did not enhance the Fund’s performance. Premier jeweler Tiffany & Company underperformed as its business declined due to the recessionary environment in Europe and slowing traffic into its flagship stores. Wynn Resorts was also a laggard in this sector. This developer and operator of high end resorts and casinos saw its stock price decline due to fears of lower market share in Macau. Even though the Fund underperformed in the sector overall, priceline.com performed well as the company continued to post strong earnings despite Europe’s economic slowdown. Another detractor was CARBO Ceramics in the energy sector. CARBO is one of the few companies that makes the ceramic proppant used in oil and gas drilling to enhance the recoverability of shale wells. As natural gas prices have fallen dramatically, natural gas drilling has also declined and most of CARBO’s customers have shifted to crude oil drilling. Not only has the company’s cost of doing business increased as it is forced to move equipment, but also less of its proppant product is used in crude drilling. We sold our positions in Tiffany and Wynn Resorts during the period since they did not meet our overall investment objectives. The fundamentals for Tiffany deteriorated too much as European and

6	Nuveen Investments

U.S. consumer spending declined. We agreed with the market’s concerns about Wynn Resorts and its market share declines in Macau. We also sold Joy Global based on fundamental concerns and CARBO Ceramics as our growth thesis surrounding increased shale drilling was derailed by falling natural gas prices.

During the period, we added several new positions to replace those that were sold. Given the uncertainty in the economic growth outlook, we continued to be interested in consistent, organic volume-driven growth companies. New purchases included Rackspace Hosting, a market leader in hosting cloud-based technology services for small- and mid-sized business. Rackspace’s revenues are increasing faster than expenses as the company is able to leverage the growing number of businesses switching over to cloud-based services. We also added a position in McKesson Corporation, one of the three large distributors of pharmaceuticals and supplies to the health care industry. McKesson has enhanced margins through expense management and has benefited from the secular growth trends in the pharmaceutical distribution business. Finally, we bought GNC Holdings, the operator of general nutrition stores that offer products ranging from vitamins to diet and exercise aids. GNC continues to have strong sales as it benefits from the consistent quest by American consumers to be more health conscious.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell Midcap® Growth Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $350 million and $14 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund’s performance benefited from strong stock selection across the energy, consumer staples, technology and telecommunications services sectors. The most significant contributors in the Fund were three energy companies despite the fact that the overall energy sector significantly underperformed the market. For example, FMC

Nuveen Investments	7

Technologies, an oil services company mainly for off-shore, deep water energy companies, was a top performer. FMC benefited from strong orders for its sub-sea technologies and its position as the largest operator in that segment. The Fund had favorable results from a relatively new oil and gas exploration and production company, Cobalt International Energy. The company is focused on sub-salt formations in the deep offshore waters of the Gulf of Mexico and West Africa. Cobalt International recently experienced its first big discovery in off-shore Angola. This discovery was larger than expected, and it has more large sites yet to drill. Finally, the Fund’s position in energy services provider Core Laboratories yielded positive results during the period. Core Laboratories helps exploration and production companies in the petroleum industry to optimize their production. The company has virtually no competition in this segment, leading to strong pricing power and good earnings. While the consumer staples sector was an average performer in the index, two of the Fund’s holdings in this sector performed well. Monster Energy, the energy drink producer, benefited from accelerating volumes as the energy drink portion of the beverage industry gained market share. As a result, Monster saw its margins increase while international growth was strong. Estee Lauder, the global manufacturer of high end cosmetics, continued to gain from improved margins through operational cost savings. The company has reported earnings above consensus expectations over the past few years. The Fund still owns Monster, but it sold the Estee Lauder position because its market capitalization of approximately $20 billion became too large for mid-cap market capitalization parameters. Although technology as a sector underperformed, our stock selection within this segment was strong. The Fund benefited from the acquisition of Success Factors, a cloud-based human resources software company, by SAP for a significant premium. We also saw strong results from Rackspace Hosting, a market leader in hosting cloud-based technology services for small- and mid-sized business. Rackspace’s revenues are increasing faster than expenses as the company is able to leverage the growing number of businesses switching over to cloud-based services. In addition, the Fund benefited from owning LinkedIn, a network focused on connecting professionals. Its earnings have outpaced consensus expectations as the company has started to monetize its business. Finally, the Fund outperformed in the telecommunications services sector with its position in SBA Communications. The company, which operates wireless communication towers, showed consistent volume and made a favorable acquisition that added to earnings.

Overall, the consumer discretionary sector did not enhance Fund performance. This underperformance was led by Deckers Outdoor, the maker of the popular Ugg sheepskin boots and Teva sandals. Our growth thesis was that Deckers would broaden its product line and expand internationally with more direct consumer stores. However, the company experienced low sales due to warm winter weather and an increase in sheepskin prices. Abercrombie & Fitch underperformed as the company’s international expansion via its new flagship stores in Europe was hindered by the region’s economic crisis. Premier jeweler Tiffany & Company underperformed as its business declined due to the recessionary environment in Europe and slowing traffic into its flagship stores. Wynn Resorts was also a laggard in this sector. This developer and operator of high end resorts and casinos saw its stock price decline due to fears of lower market share in Macau. Even though the Fund underperformed in the sector overall, priceline.com performed well as

8	Nuveen Investments

the company continued to post strong earnings despite Europe’s economic slowdown. Another detractor was CARBO Ceramics from the energy sector. CARBO is one of the few companies that makes the ceramic proppant used in oil and gas drilling to enhance the recoverability of shale wells. As natural gas prices have fallen dramatically, natural gas drilling has also declined and most of CARBO’s customers have shifted to crude oil drilling. The company’s cost of doing business increased as it was forced to move equipment, and less of its proppant product was used in crude drilling. We sold Deckers Outdoor, Abercrombie & Fitch, Tiffany & Company and Wynn Resorts because they did not meet our overall investment objectives. As a result, the Fund’s weighting in the consumer discretionary sector has declined. We also sold CARBO Ceramics since our growth thesis surrounding increased shale drilling has been derailed by falling natural gas prices. Finally, we sold outperformer FMC Technologies before its earnings were released. Earnings did not meet expectations, causing the stock price to fall and underperform.

We added several new positions to replace those that were sold. We increased the Fund’s technology sector weighting. Purchases included software company Citrix Systems due to its promising new XenDesktop product, software that provides server and desktop virtualization technologies to businesses. Another addition, Amphenol, makes and supplies electrical connectors used in the auto, industrial and aerospace industries. Amphenol outperformed estimates as the company is in a secular growth industry and has gained market share by consolidating other operators. We also bought NetSuite, a cloud-based enterprise resource planning company that has shown rapid growth potential. NetSuite sells software to help small and medium sized companies run their business on the cloud instead of utilizing their own IT department.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell 2000® Growth Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations in the range of the benchmark Russell Index. The investment process we use seeks to exploit secular trends that we believe will provide above-average growth, which should mute the effects of the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline aimed at finding what we believe are attractive investment opportunities that could benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high-quality companies

Nuveen Investments	9

with attractive margin profiles, generally healthy balance sheets and prospects for attractive revenue and earnings growth.

The longer term track record of the Fund remains attractive, and results for the reporting period exceeded the benchmark. Despite November volatility that was driven by continued European debt concerns coupled with the U.S. Congressional Super Committee’s failure to reach an agreement on a $1.2 trillion debt reduction package, investors began to focus increasingly on generally strong U.S. corporate earnings, signs of improvement in the labor market and potential stability in housing. Accordingly, the Fund’s outperformance over this time frame was derived from several of the more economically sensitive sectors.

Stock selection in the industrials, consumer discretionary and health care sectors contributed to the Fund’s performance. Results in industrials were led by the portfolio’s position in United Rentals, a major U.S. construction rental firm that benefited from a secular change in the industry in favor of increased rentals as a means of structural cost reduction. In addition to posting earnings results ahead of investors’ expectations, the company also announced it would acquire its biggest competitor to form the largest equipment rental organization in the U.S., which spurred a strongly positive reaction in the stock price. Performance was also driven by shares of Altra Holdings, a manufacturer of mechanical transmission and motion control products. Altra reported strong third quarter 2011 results, reaffirming the health of its early cycle business while at the same time exhibiting the acceleration in its late cycle, energy related operations. The consumer discretionary sector was also a positive contributor to the Fund’s performance, most notably in the leisure equipment and products group. Shares of Arctic Cat, a well-known manufacturer of snowmobiles and all-terrain vehicles, were exceptionally strong as new product launches in both areas amidst a lean dealer inventory environment drove expectations of revenue growth in excess of 20% for the year. Ascena Retail Group, an operator of women’s clothing and accessories stores, provided a strong earnings report for the first quarter 2012 and also signaled that it would be acquiring their competitor, Charming Shoppes. Finally, shares of Zumiez, a teen-focused clothing retailer, provided earnings results for the third quarter 2011 that were ahead of expectations, driven by contribution from new stores and strong growth in online sales. Importantly, its management also reported robust November comparable store sales growth that suggested the fourth quarter 2011 was off to a healthy start. The health care sector also contributed favorably to investment results. The share price of Salix Pharmaceuticals, a specialty pharmaceutical firm focused on gastrointestinal disorders, reacted positively due to drug development for irritable bowel syndrome and another intestinal condition common with opiate use. Finally, the Fund benefited from positions in Align Technology, a global manufacturer of clear orthodontic aligners. The company reported solid results for the first quarter 2012 that included strong growth in case shipments, healthy gross margins and a rebound in oral scanner sales.

The largest detractor to relative performance was stock selection in the information technology sector, most notably in the communications equipment and semiconductor-related groups. A significant negative impact came from the Fund’s position in Vocus, an on-demand software provider for public relations management. Despite posting solid

10	Nuveen Investments

fourth quarter 2011 results, its share price fell due to an announced increase in 2012 investment spending and a sizeable, dilutive acquisition. Weakness in the share price of Acme Packet also hindered performance. This communications equipment provider, which is focused on session board controllers sold primarily to telecommunications carriers and increasingly to large enterprises, came under pressure as management provided guidance for full year revenue growth below investor expectations. Finally, shares of OmniVision Technologies, a consumer-oriented image sensing company, lagged during this period as it became clear the firm had lost a key design decision to a Japanese competitor.

In the information technology sector, we took advantage of the current weakness in communications equipment shares due to recent reduced spending from Tier-1 carriers, a trend that we believe could reverse later in the year. The Fund’s industrial sector positioning will be influenced by our assessment of what appears to be a mid-cycle slowdown and the resulting impact on valuations in areas such as staffing and construction. We continued to find attractively valued consumer discretionary names, particularly as gasoline prices have declined from their recent highs heading into the summer driving season, and the relative performance of the group so far this year has been impressive. Moreover, it appears that both Europe and selected portions of Asia are currently experiencing a deceleration in economic activity, which is causing us to emphasize domestic exposure over the near term in these cyclical groups.

The Fund’s portfolio is currently equally weighted to its benchmark index in the health care sector with a preference for defensive, unit growth investments with lower reimbursement risks as we await the Supreme Court’s decision on the constitutionality of the Affordable Care Act and the upcoming November elections. However, our bias would be to increase the Fund’s holdings in health care as the outlook improves. Finally, it appears as though the energy sector is in the midst of a corrective phase, which could present an opportunity to gain exposure heading into the latter half of 2012. The Fund’s portfolio remains underweight in the financial services, consumer staples and materials sectors given the lack of compelling growth opportunities in light of current valuations.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Large Cap Growth Opportunities Fund

Equity investments, such as those held by the Fund, are subject to market risk, active management risk, and growth stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Diversification does not assure a profit or protect against a loss in a declining market. The use of derivatives involves additional risk and transaction costs.

Nuveen Mid Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and

Nuveen Investments	11

differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risk and transaction costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Nuveen Small Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risks and transactions costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies. Small cap stocks involve substantial risk.

12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.37%	4.75%	5.39%	5.04%
Class A Shares at maximum Offering Price	6.85%	-1.26%	4.15%	4.42%
Russell 1000® Growth Index**	14.13%	7.26%	4.11%	5.16%
Lipper Large-Cap Growth Funds Classification Average**	12.89%	4.71%	2.97%	4.33%

Class B Shares w/o CDSC***	12.94%	3.90%	4.60%	4.26%
Class B Shares w/CDSC***	7.94%	-1.08%	4.43%	4.26%
Class C Shares	12.98%	3.94%	4.61%	4.25%
Class R3 Shares	13.22%	4.44%	5.12%	4.83%
Class I Shares	13.49%	4.99%	5.65%	5.30%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	23.93%	7.98%	6.29%	4.45%
Class A Shares at maximum Offering Price	16.81%	1.78%	5.05%	3.84%
Class B Shares w/o CDSC***	23.48%	7.16%	5.50%	3.67%
Class B Shares w/CDSC***	18.48%	2.16%	5.34%	3.67%
Class C Shares	23.49%	7.18%	5.51%	3.67%
Class R3 Shares	23.78%	7.69%	6.03%	4.25%
Class I Shares	24.14%	8.26%	6.57%	4.71%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.21%
Class B Shares	1.96%
Class C Shares	1.96%
Class R3 Shares	1.46%
Class I Shares	0.96%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

14	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.48%	0.37%	4.24%	8.18%
Class A Shares at maximum Offering Price	6.02%	-5.41%	3.02%	7.54%
Russell Midcap® Growth Index**	12.26%	0.78%	3.55%	7.50%
Lipper Multi-Cap Growth Funds Classification Average**	11.84%	1.02%	2.76%	5.54%

Class B Shares w/o CDSC***	12.07%	-0.38%	3.46%	7.37%
Class B Shares w/CDSC***	7.07%	-5.13%	3.28%	7.37%
Class C Shares	12.03%	-0.39%	3.46%	7.39%
Class R3 Shares	12.34%	0.13%	3.98%	7.97%
Class I Shares	12.60%	0.63%	4.50%	8.45%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	25.51%	3.35%	4.95%	8.01%
Class A Shares at maximum Offering Price	18.28%	-2.59%	3.72%	7.38%
Class B Shares w/o CDSC***	25.02%	2.57%	4.17%	7.21%
Class B Shares w/CDSC***	20.02%	-2.31%	4.00%	7.21%
Class C Shares	25.01%	2.58%	4.17%	7.22%
Class R3 Shares	25.35%	3.09%	4.69%	7.81%
Class I Shares	25.64%	3.59%	5.21%	8.29%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.28%
Class B Shares	2.03%
Class C Shares	2.03%
Class R3 Shares	1.53%
Class I Shares	1.03%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.39%	-2.35%	3.99%	5.91%
Class A Shares at maximum Offering Price	6.84%	-7.98%	2.77%	5.28%
Russell 2000® Growth Index**	10.58%	-4.42%	3.27%	6.06%
Lipper Small-Cap Growth Funds Classification Average**	11.70%	-4.09%	2.82%	5.91%

Class B Shares w/o CDSC***	12.93%	-3.14%	3.21%	5.11%
Class B Shares w/CDSC***	7.93%	-7.90%	3.03%	5.11%
Class C Shares	12.93%	-3.13%	3.22%	5.12%
Class R3 Shares	13.23%	-2.61%	3.73%	5.72%
Class I Shares	13.49%	-2.14%	4.24%	6.16%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	33.31%	2.92%	4.82%	5.85%
Class A Shares at maximum Offering Price	25.65%	-3.00%	3.59%	5.23%
Class B Shares w/o CDSC***	32.81%	2.14%	4.04%	5.06%
Class B Shares w/CDSC***	27.81%	-2.86%	3.87%	5.06%
Class C Shares	32.85%	2.19%	4.04%	5.07%
Class R3 Shares	33.18%	2.66%	4.56%	5.66%
Class I Shares	33.47%	3.20%	5.08%	6.11%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.54%	1.48%
Class B Shares	2.29%	2.23%
Class C Shares	2.29%	2.23%
Class R3 Shares	1.79%	1.73%
Class I Shares	1.29%	1.23%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired Fund fees and expenses, do not exceed 1.47%, 2.22%, 2.22%, 1.72% and 1.22% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

16	Nuveen Investments

Holding Summaries as of April 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Growth Opportunities Fund

Portfolio Allocation1

Nuveen Mid Cap Growth Opportunities Fund

Portfolio Allocation1

Nuveen Small Cap Growth Opportunities
Fund

Portfolio Allocation1

Portfolio Composition[1]
Information Technology	36.4%
Consumer Discretionary	20.9%
Health Care	11.3%
Industrials	9.7%
Consumer Staples	7.7%
Energy	6.9%
Short-Term Investments	2.2%
Other	4.9%

Portfolio Composition[1]
Information Technology	23.1%
Consumer Discretionary	20.9%
Industrials	18.4%
Health Care	14.2%
Energy	8.8%
Short-Term Investments	0.7%
Other	13.9%

Portfolio Composition[1]
Information Technology	24.2%
Health Care	20.1%
Consumer Discretionary	17.3%
Industrials	16.8%
Energy	10.2%
Financials	6.0%
Short-Term Investments	2.8%
Other	2.6%

Top Five Common Stock Holdings[2]
Apple, Inc.	9.9%
MasterCard, Inc. Class A	2.9%
QUALCOMM, Inc.	2.8%
Priceline.com Incorporated	2.6%
Google Inc., Class A	2.5%

Top Five Common Stock Holdings[2]
Cerner Corporation	2.4%
Alexion Pharmaceuticals Inc.	2.3%
Perrigo Company	2.2%
SBA Communications Corporation	2.0%
Pioneer Natural Resources Company	2.0%

Top Five Common Stock Holdings[2]
Energy XXI Limited Bermuda	2.2%
Texas Roadhouse, Inc.	2.0%
Micros Systems, Inc.	1.9%
HealthSouth Corporation	1.9%
Teradyne Inc.	1.8%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of April 30, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of April 30, 2012. Holdings are subject to change.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,133.70	$1,129.40	$1,129.80	$1,132.20	$1,134.90	$1,018.60	$1,014.87	$1,014.87	$1,017.35	$1,019.84
Expenses Incurred During Period	$6.68	$10.64	$10.64	$8.01	$5.36	$6.32	$10.07	$10.07	$7.57	$5.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 2.01%, 1.51% and 1.01% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Mid Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,124.80	$1,120.70	$1,120.30	$1,123.40	$1,126.00	$1,018.45	$1,014.72	$1,014.72	$1,017.21	$1,019.69
Expenses Incurred During Period	$6.82	$10.76	$10.75	$8.13	$5.50	$6.47	$10.22	$10.22	$7.72	$5.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 2.04%, 1.54% and 1.04% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,133.90	$1,129.30	$1,129.30	$1,132.30	$1,134.90	$1,017.55	$1,013.82	$1,013.82	$1,016.31	$1,018.80
Expenses Incurred During Period	$7.80	$11.75	$11.75	$9.12	$6.48	$7.37	$11.12	$11.12	$8.62	$6.12
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 2.22%, 1.72% and 1.22% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Consumer Discretionary – 21.3%

63,515	Amazon.com, Inc., (2)	$14,729,129

107,925	BorgWarner Inc., (2), (3)	8,530,392

16,868	Chipotle Mexican Grill, (2), (3)	6,985,882

71,329	Coach, Inc.	5,218,430

77,376	Dollar Tree Stores Inc., (2)	7,866,044

37,331	Fossil Inc., (3)	4,878,042

131,253	GNC Holdings Inc, Class A	5,126,742

117,979	Lululemon Athletica Inc., (2), (3)	8,746,963

111,087	PetSmart Inc., (3)	6,471,929

20,682	Priceline.com Incorporated, (2), (3)	15,735,279

65,530	Ralph Lauren Corporation, (3)	11,288,853

220,280	Starbucks Corporation	12,639,666

217,107	TJX Companies, Inc., (3)	9,055,533

150,592	YUM! Brands, Inc.	10,952,556
	Total Consumer Discretionary	128,225,440
	Consumer Staples – 7.9%

108,957	Costco Wholesale Corporation	9,606,739

166,435	Estee Lauder Companies Inc., Class A	10,876,527

74,079	Mead Johnson Nutrition Company, Class A Shares	6,338,199

129,002	Monster Beverage Corporation, (2)	8,379,970

146,095	Whole Foods Market, Inc., (3)	12,136,112
	Total Consumer Staples	47,337,547
	Energy – 7.1%

105,408	Cobalt International Energy, Inc., (2), (3)	2,820,718

55,429	Concho Resources Inc., (2)	5,940,880

112,499	National-Oilwell Varco Inc.	8,522,924

80,184	Occidental Petroleum Corporation	7,314,384

81,828	Pioneer Natural Resources Company, (3)	9,477,319

111,547	Schlumberger Limited	8,270,095
	Total Energy	42,346,320
	Financials – 3.2%

104,700	American Express Company	6,303,987

200,398	American Tower REIT Inc.	13,142,101
	Total Financials	19,446,088
	Health Care – 11.5%

183,556	Agilent Technologies, Inc., (2)	7,742,392

90,080	Alexion Pharmaceuticals Inc.	8,136,026

116,206	Allergan, Inc.	11,155,776

111,103	Cerner Corporation, (2), (3)	9,009,342

128,979	Gilead Sciences, Inc., (2)	6,708,198

74,532	Idexx Labs Inc., (2), (3)	6,553,599

71,359	McKesson HBOC Inc.	6,522,926

26,986	Mettler-Toledo International Inc.	4,839,130

79,718	Perrigo Company, (3)	8,362,418
	Total Health Care	69,029,807

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Industrials – 9.9%

81,901	Boeing Company	$6,289,997

111,725	Cummins Inc.	12,941,107

195,408	Danaher Corporation, (3)	10,595,022

85,660	Graco Inc.	4,566,535

109,196	Kansas City Southern Industries, (2), (3)	8,410,276

47,375	Precision Castparts Corporation	8,355,529

40,731	W.W. Grainger, Inc., (3)	8,464,716
	Total Industrials	59,623,182
	Information Technology – 37.0%

164,555	Accenture Limited, Class A, (3)	10,687,847

101,174	Apple, Inc., (2)	59,109,898

48,641	Check Point Software Technology Limited, (2)	2,827,501

54,680	Citrix Systems, (2)	4,681,155

292,769	EMC Corporation, (2), (3)	8,259,013

48,740	F5 Networks, Inc., (2)	6,527,748

24,526	Google Inc., Class A, (2)	14,843,871

65,699	International Business Machines Corporation (IBM)	13,604,949

46,091	LinkedIn Corporation, Class A Shares, (2), (3)	4,998,569

38,353	MasterCard, Inc., Class A	17,345,911

77,292	NetSuite Inc., (2)	3,430,219

261,232	QUALCOMM, Inc.	16,677,051

77,827	Rackspace Hosting Inc., (2), (3)	4,520,970

116,390	Red Hat, Inc., (2)	6,938,008

38,624	Salesforce.com, Inc., (2), (3)	6,014,916

135,001	Teradata Corporation, (2), (3)	9,420,370

127,132	VeriFone Holdings Inc., (2), (3)	6,056,568

89,197	Visa Inc., (3)	10,969,447

84,754	VMware Inc., Class A, (3)	9,468,717

169,381	Xilinx, Inc., (3)	6,162,081
	Total Information Technology	222,544,809
	Materials – 1.7%

136,563	Monsanto Company	10,403,369
	Total Common Stocks (cost $418,390,641)	598,956,562

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 29.8%

	Money Market Funds – 29.8%

179,194,145	Mount Vernon Securities Lending Prime Portfolio, 0.276% (4), (5)	$179,194,145
	Total Investments Purchased with Collateral from Securities Lending (cost $179,194,145)	179,194,145

20	Nuveen Investments

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 2.2%

	Money Market Funds – 2.2%

13,409,991	First American Treasury Obligations Fund, Class Z, 0.000% (4)	$13,409,991
	Total Short-Term Investments (cost $13,409,991)	13,409,991
	Total Investments (cost $610,994,777) – 131.6%	791,560,698
	Other Assets Less Liabilities – (31.6)%	(190,212,030)
	Net Assets – 100%	$601,348,668

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.7%

	Consumer Discretionary – 20.8%

264,572	Bed Bath and Beyond Inc., (2), (3)	$18,623,223

175,009	BorgWarner Inc., (2), (3)	13,832,711

33,942	Chipotle Mexican Grill, Class A, (2), (3)	14,057,079

251,656	Dick’s Sporting Goods Inc.	12,733,794

194,921	Discovery Communications inc., Class A Shares, (2), (3)	10,607,601

199,907	Dollar Tree Stores Inc., (2)	20,322,546

84,576	Fossil Inc., (3)	11,051,546

471,291	GNC Holdings Inc, Class A	18,408,626

211,531	Lululemon Athletica Inc., (2), (3)	15,682,908

283,489	PetSmart Inc., (3)	16,516,069

191,695	Polaris Industries Inc.	15,228,251

25,753	Priceline.com Incorporated, (2), (3)	19,593,397

113,653	Ralph Lauren Corporation, (3)	19,579,002

194,607	Ross Stores, Inc.	11,985,845

270,966	Select Comfort Corporation, (2)	7,825,498

203,262	Ulta Salon, Cosmetics & Fragrance, Inc., (2), (3)	17,923,643
	Total Consumer Discretionary	243,971,739
	Consumer Staples – 3.0%

306,018	Monster Beverage Corporation, (2)	19,878,929

188,547	Whole Foods Market, Inc.	15,662,599
	Total Consumer Staples	35,541,528
	Energy – 8.8%

298,192	Cobalt International Energy, Inc., (2)	7,979,618

159,948	Concho Resources Inc., (2)	17,143,227

155,037	Core Laboratories NV, (3)	21,236,968

410,290	Midstates Petroleum Co Inc.	6,695,933

261,925	Oasis Petroleum Inc.	8,661,860

361,985	Oceaneering International Inc., (3)	18,689,286

195,873	Pioneer Natural Resources Company, (3)	22,686,011
	Total Energy	103,092,903
	Financials – 4.6%

170,471	Affiliated Managers Group Inc., (2)	19,368,915

198,075	Digital Realty Trust Inc., (3)	14,873,452

365,696	Discover Financial Services	12,397,094

195,352	Marketaxess	6,702,527
	Total Financials	53,341,988
	Health Care – 14.1%

432,477	Agilent Technologies, Inc., (2)	18,241,880

296,360	Alexion Pharmaceuticals Inc.	26,767,235

119,347	AthenaHealth Inc., (2), (3)	8,646,690

170,669	Catalyst Health Soltuions Inc., (2)	14,740,682

341,690	Cerner Corporation, (2), (3)	27,707,642

132,660	Edwards Lifesciences Corporation, (2)	11,006,800

213,018	Idexx Labs Inc., (2), (3)	18,730,673

238,296	Perrigo Company, (3)	24,997,250

22	Nuveen Investments

Shares	Description (1)	Value

	Health Care (continued)

109,320	Regeneron Pharmaceuticals, Inc., (2), (3)	$14,786,623
	Total Health Care	165,625,475
	Industrials – 18.2%

168,754	AGCO Corporation, (2), (3)	7,858,874

393,859	Ametek Inc.	19,822,923

232,475	Graco Inc.	12,393,242

633,321	Hexcel Corporation, (2), (3)	17,340,329

88,287	IHS Inc., (2), (3)	8,923,167

305,393	J.B. Hunt Transports Serives Inc., (3)	16,897,395

177,212	Kansas City Southern Industries, (2), (3)	13,648,868

236,080	MSC Industrial Direct Inc., Class A	17,401,457

163,253	Roper Industries Inc.	16,635,481

462,103	Ryanair Holdings PLC, (3)	15,559,008

152,024	TransDigm Group Inc.	19,173,267

410,134	Verisk Analytics Inc, Class A Shares, (2)	20,076,059

85,027	W.W. Grainger, Inc., (3)	17,670,311

135,091	Wabtec Corporation	10,507,378
	Total Industrials	213,907,759
	Information Technology – 23.0%

324,506	Amphenol Corporation, Class A, (3)	18,866,779

244,103	Ansys Inc., (2), (3)	16,371,988

358,693	ARM Holdings PLC, (3)	9,085,694

506,175	Avago Technologies Limited	17,452,914

120,286	Check Point Software Technology Limited, (2), (3)	6,992,225

114,019	Citrix Systems, (2)	9,761,167

153,687	CommVault Systems, Inc., (2), (3)	8,002,482

298,528	Cornerstone OnDemand Inc., (2), (3)	6,203,412

141,543	F5 Networks, Inc., (2)	18,956,854

277,120	FleetCor Technologies Inc., (2)	10,960,096

348,052	Fortinet Inc., (2)	9,091,118

129,085	LinkedIn Corporation, Class A Shares, (2), (3)	13,999,268

245,309	Micros Systems, Inc., (2)	13,940,910

182,405	NetSuite Inc., (2)	8,095,134

339,896	Rackspace Hosting Inc., (2), (3)	19,744,559

318,626	Red Hat, Inc., (2)	18,993,296

286,974	Teradata Corporation, (2)	20,025,046

435,792	VeriFone Holdings Inc., (2), (3)	20,761,131

611,689	Xilinx, Inc., (3)	22,253,247
	Total Information Technology	269,557,320
	Materials – 4.2%

139,353	Agrium Inc., (3)	12,249,129

277,968	Albemarle Corporation	18,151,310

297,980	Ecolab Inc., (3)	18,978,346
	Total Materials	49,378,785

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Telecommunication Services – 2.0%

439,963	SBA Communications Corporation, (2), (3)	$23,643,612
	Total Common Stocks (cost $870,034,577)	1,158,061,109

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 36.7%

	Money Market Funds – 36.7%

430,267,245	Mount Vernon Securities Lending Prime Portfolio, 0.276% (4), (5)	$430,267,245
	Total Investments Purchased with Collateral from Securities Lending (cost $430,267,245)	430,267,245

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

7,904,946	First American Treasury Obligations Fund, Class Z, 0.000% (4)	$7,904,649
	Total Short-Term Investments (cost $7,904,649)	7,904,649
	Total Investments (cost $1,308,206,471) – 136.1%	1,596,233,003
	Other Assets Less Liabilities – (36.1)%	(423,063,476)
	Net Assets – 100%	$1,173,169,527

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.3%

	Consumer Discretionary – 17.5%

49,824	Ann Inc., (2), (3)	$1,379,627

78,947	Ascena Retail Group Inc., (2), (3)	1,616,835

42,679	Brunswick Corporation, (3)	1,122,031

25,549	Coinstar Inc., (2), (3)	1,604,222

88,565	Crocs, Inc., (3)	1,789,013

173,492	Hhgregg Inc., (2), (3)	1,814,726

22,075	Joseph A Bank Clothiers, Inc., (3)	1,049,666

34,097	Mens Wearhouse Inc.	1,262,953

58,231	Penske Auto Group, Inc., (3)	1,539,628

34,612	Sothebys Holdings Inc., (3)	1,360,944

54,731	Tenneco Inc., (2)	1,687,357

117,489	Texas Roadhouse, Inc., (3)	2,026,685
	Total Consumer Discretionary	18,253,687
	Energy – 10.3%

55,262	Basic Energy Services, Inc., (2)	795,773

33,647	Berry Petroleum Company, (3)	1,532,621

56,108	Carrizo Oil & Gas, Inc., (2), (3)	1,573,268

25,984	Dril Quip Inc., (3)	1,751,062

58,791	Energy XXI Limited Bermuda, (2), (3)	2,215,245

74,763	Midstates Petroleum Co Inc.	1,220,132

52,083	Oasis Petroleum Inc., (3)	1,722,385
	Total Energy	10,810,486
	Financials – 6.0%

66,551	Evercore Partners Inc., (3)	1,758,943

52,213	EZCORP, Inc., (3)	1,398,786

53,197	Home Bancshares, Inc.	1,550,161

43,927	Stifel Financial Corporation, (3)	1,599,821
	Total Financials	6,307,711
	Health Care – 20.4%

43,237	Align Technology, Inc., (2)	1,371,045

72,808	Alkermes Inc., (2), (3)	1,259,578

61,048	Ariad Pharmaceuticals, Inc., (2), (3)	995,082

16,654	AthenaHealth Inc., (2), (3)	1,206,582

39,568	Cubist Pharmaceuticals Inc., (3)	1,672,935

11,054	Gen-Probe, Inc., (2)	901,454

22,076	Haemonetics Corporation	1,579,979

86,758	HealthSouth Corporation, (3)	1,942,512

61,290	HMS Holdings Corporation, (2), (3)	1,474,637

23,491	ICU Medical, Inc., (2)	1,233,043

69,577	Impax Laboratories Inc., (2), (3)	1,713,682

24,990	Incyte Pharmaceuticals Inc., (2), (3)	566,773

14,171	Medivation, Inc., (2)	1,146,150

16,002	Onyx Pharmaceuticals Inc., (3)	728,251

60,380	PSS World Medical Inc., (2), (3)	1,444,893

33,499	Salix Pharmaceuticals Limited, (2), (3)	1,654,851

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Health Care (continued)

17,212	Vivus, Inc., (3)	$416,875
	Total Health Care	21,308,322
	Industrials – 17.0%

38,825	Actuant Corporation, (3)	1,058,758

29,106	Acuity Brands Inc., (3)	1,617,420

89,059	Altra Industrial Motion, Inc., (2)	1,627,999

166,817	CBIZ Inc., (2), (3)	1,012,579

52,684	ESCO Technologies Inc., (3)	1,812,330

55,521	General Cable Corporation, (3)	1,634,538

100,509	Interface, Inc., (3)	1,423,207

78,752	MasTec Inc., (2), (3)	1,369,497

121,580	Orbital Sciences Corporation, (2), (3)	1,527,045

59,749	Tetra Tech, Inc., (2)	1,595,298

75,665	TrueBlue Inc., (2), (3)	1,305,978

42,124	Woodward Governor Company	1,751,937
	Total Industrials	17,736,586
	Information Technology – 24.5%

52,056	Acme Packet, Inc., (3)	1,461,212

44,838	ADTRAN, Inc., (3)	1,368,456

66,106	Advent Software Inc., (2), (3)	1,784,201

65,201	Fabrinet, (2)	1,096,681

63,799	International Rectifier Corporation, (2), (3)	1,392,732

114,231	IXIA, (2)	1,439,311

118,396	JDS Uniphase Corporation, (2)	1,438,511

46,397	Kenexa Corporation	1,515,790

34,655	Micros Systems, Inc., (2)	1,969,444

51,820	MKS Instruments Inc.	1,432,823

55,677	National Instruments Corporation, (3)	1,514,414

110,574	Perficient, Inc., (2)	1,327,994

170,811	Photronics Inc., (2)	1,057,320

44,174	Plantronics Inc.	1,692,748

116,846	Polycom Inc., (2), (3)	1,550,546

63,433	Semtech Corporation, (3)	1,729,184

108,343	Teradyne Inc., (2), (3)	1,864,583

591,081	Video Propulsion Inc., (4)	—
	Total Information Technology	25,635,950
	Materials – 2.6%

46,076	H.B. Fuller Company	1,515,900

31,254	Schnitzer Steel Industries, Inc., (3)	1,246,097
	Total Materials	2,761,997
	Total Common Stocks (cost $90,058,224)	102,814,739

26	Nuveen Investments

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 46.3%

	Money Market Funds – 46.3%

48,365,957	Mount Vernon Securities Lending Prime Portfolio, 0.276% (5), (6)	$48,365,957
	Total Investments Purchased with Collateral from Securities Lending (cost $48,365,957)	48,365,957

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 2.8%

	Money Market Funds – 2.8%

2,957,008	First American Treasury Obligations Fund, Class Z, 0.000% (5)	$2,957,008
	Total Short-Term Investments (cost $2,957,008)	2,957,008
	Total Investments (cost $141,381,189) – 147.4%	154,137,704
	Other Assets Less Liabilities – (47.4)%	(49,599,850)
	Net Assets – 100%	$104,537,854

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Assets & Liabilities (Unaudited)

April 30, 2012

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Investments, at value (cost $431,800,632, $877,939,226 and $93,015,232, respectively)	$612,366,553	$1,165,965,758	$105,771,747
Investments purchased with collateral from securities lending (at cost, which approximates value)	179,194,145	430,267,245	48,365,957
Receivables:
Dividends	221,265	316,882	11,510
Due from broker	24,150	59,127	14,550
Investments sold	—	27,441,059	2,867,116
Shares sold	1,418,954	1,225,672	27,893
Other assets	5,364	10,709	205
Total assets	793,230,431	1,625,286,452	157,058,978
Liabilities
Payables:
Collateral from securities lending program	179,194,145	430,267,245	48,365,957
Investments purchased	10,538,483	18,512,323	3,616,214
Shares redeemed	1,566,221	1,898,425	373,328
Accrued expenses:
Management fees	335,025	784,124	80,427
12b-1 distribution and service fees	38,117	98,830	11,434
Other	209,772	555,978	73,764
Total liabilities	191,881,763	452,116,925	52,521,124
Net assets	$601,348,668	$1,173,169,527	$104,537,854
Class A Shares
Net assets	$124,119,102	$320,189,066	$39,597,779
Shares outstanding	3,456,870	7,178,880	1,738,200
Net asset value per share	$35.91	$44.60	$22.78
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$38.10	$47.32	$24.17
Class B Shares
Net assets	$1,908,976	$3,422,537	$1,081,988
Shares outstanding	58,988	89,245	55,037
Net asset value and offering price per share	$32.36	$38.35	$19.66
Class C Shares
Net assets	$11,184,843	$17,604,356	$1,730,126
Shares outstanding	337,637	436,566	83,876
Net asset value and offering price per share	$33.13	$40.32	$20.63
Class R3 Shares
Net assets	$8,366,987	$41,878,980	$2,618,279
Shares outstanding	237,267	961,049	117,227
Net asset value and offering price per share	$35.26	$43.58	$22.34
Class I Shares
Net assets	$455,768,760	$790,074,588	$59,509,682
Shares outstanding	12,189,213	16,351,018	2,413,651
Net asset value and offering price per share	$37.39	$48.32	$24.66
Net assets consist of:
Capital paid-in	$419,821,738	$848,413,082	$85,343,534
Undistributed (Over-distribution of) net investment income	(251,565)	(1,811,120)	(463,117)
Accumulated net realized gain (loss)	1,212,574	38,541,033	6,900,922
Net unrealized appreciation (depreciation)	180,565,921	288,026,532	12,756,515
Net assets	$601,348,668	$1,173,169,527	$104,537,854
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended April 30, 2012

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $–, $23,278 and $–, respectively)	$2,393,364	$3,714,058	$163,742
Securities lending income	339,837	662,507	85,781
Total investment income	2,733,201	4,376,565	249,523
Expenses
Management fees	2,286,475	4,698,003	519,989
12b-1 service fees – Class A	123,810	368,508	47,104
12b-1 distribution and service fees – Class B	10,679	18,520	6,372
12b-1 distribution and service fees – Class C	46,697	76,723	8,036
12b-1 distribution and service fees – Class R3	15,114	92,319	6,149
Shareholders’ servicing agent fees and expenses	412,785	812,457	231,379
Custodian’s fees and expenses	50,679	92,116	15,384
Directors’ fees and expenses	7,905	15,300	1,611
Professional fees	18,945	38,805	4,636
Shareholders’ reports – printing and mailing expenses	26,202	49,078	10,303
Federal and state registration fees	34,990	39,166	29,610
Other expenses	15,486	21,519	10,812
Total expenses before expense reimbursement	3,049,767	6,322,514	891,385
Expense reimbursement	(79,586)	(153,348)	(189,435)
Net expenses	2,970,181	6,169,166	701,950
Net investment income (loss)	(236,980)	(1,792,601)	(452,427)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,097,388	38,745,479	8,263,632
Change in net unrealized appreciation (depreciation) of investments	67,938,196	93,210,672	5,197,241
Net realized and unrealized gain (loss)	72,035,584	131,956,151	13,460,873
Net increase (decrease) in net assets from operations	$71,798,604	$130,163,550	$13,008,446

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (Unaudited)

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$(236,980)	$(1,299,396)	$(1,792,601)	$(3,745,607)	$(452,427)	$(1,334,376)
Net realized gain (loss) from:
Investments and foreign currency	4,097,388	60,485,177	38,745,479	138,057,126	8,263,632	16,904,730
Futures contracts	—	—	—	—	—	662,007
Redemptions in-kind	—	29,395,704	—	97,107,318	—	10,195,953
Change in net unrealized appreciation (depreciation) of investments and foreign currency	67,938,196	(34,390,022)	93,210,672	(91,117,542)	5,197,241	(9,343,473)
Net increase (decrease) in net assets from operations	71,798,604	54,191,463	130,163,550	140,301,295	13,008,446	17,084,841
Distributions to Shareholders
From accumulated net realized gains:
Class A	(3,267,944)	—	(10,990,297)	—	(522,866)	—
Class B	(86,687)	—	(172,338)	—	(21,854)	—
Class C	(329,271)	—	(618,790)	—	(24,581)	—
Class R3(1)	(146,968)	—	(1,376,941)	—	(34,697)	—
Class I(1)	(14,243,083)	—	(25,461,450)	—	(807,347)	—
Decrease in net assets from distributions to shareholders	(18,073,953)	—	(38,619,816)	—	(1,411,345)	—
Fund Share Transactions
Proceeds from sale of shares	110,116,460	117,946,299	151,510,603	279,657,651	7,722,437	29,550,383
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,225,671	—	30,318,777	—	833,300	—
	120,342,131	117,946,299	181,829,380	279,657,651	8,555,737	29,550,383
Cost of shares redeemed	(106,885,988)	(172,879,927)	(171,454,261)	(348,970,454)	(21,031,437)	(81,538,615)
Cost of redemptions in-kind	—	(86,539,024)	—	(320,656,806)	—	(46,264,595)
Net increase (decrease) in net assets from Fund share transactions	13,456,143	(141,472,652)	10,375,119	(389,969,609)	(12,475,700)	(98,252,827)
Net increase (decrease) in net assets	67,180,794	(87,281,189)	101,918,853	(249,668,314)	(878,599)	(81,167,986)
Net assets at the beginning of period	534,167,874	621,449,063	1,071,250,674	1,320,918,988	105,416,453	186,584,439
Net assets at the end of period	$601,348,668	$534,167,874	$1,173,169,527	$1,071,250,674	$104,537,854	$105,416,453
Undistributed (Over-distribution of) net investment income at the end of period	$(251,565)	$(14,585)	$(1,811,120)	$(18,519)	$(463,117)	$(10,690)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

30	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	31

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2012(f)	$32.92	$(.05)	$4.20	$4.15	$—	$(1.16)	$(1.16)	$35.91
2011	30.24	(.15)	2.83	2.68	—	—	—	32.92
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23
2008	36.27	.02	(11.65)	(11.63)	—	(3.12)	(3.12)	21.52
2007	29.58	(.05)	7.08	7.03	—	(.34)	(.34)	36.27
Class B (3/99)
2012(f)	29.90	(.14)	3.76	3.62	—	(1.16)	(1.16)	32.36
2011	27.68	(.36)	2.58	2.22	—	—	—	29.90
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31
2008	34.08	(.19)	(10.84)	(11.03)	—	(3.12)	(3.12)	19.93
2007	28.01	(.27)	6.68	6.41	—	(.34)	(.34)	34.08
Class C (9/01)
2012(f)	30.57	(.16)	3.88	3.72	—	(1.16)	(1.16)	33.13
2011	28.30	(.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81
2008	34.77	(.19)	(11.08)	(11.27)	—	(3.12)	(3.12)	20.38
2007	28.58	(.28)	6.81	6.53	—	(.34)	(.34)	34.77
Class R3 (11/00)(e)
2012(f)	32.39	(.10)	4.13	4.03	—	(1.16)	(1.16)	35.26
2011	29.83	(.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92
2008	35.97	(.05)	(11.54)	(11.59)	—	(3.12)	(3.12)	21.26
2007	29.41	(.12)	7.02	6.90	—	(.34)	(.34)	35.97
Class I (12/92)(e)
2012(f)	34.19	— **	4.36	4.36	—	(1.16)	(1.16)	37.39
2011	31.33	(.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09
2008	37.42	.10	(12.07)	(11.97)	(.02)	(3.12)	(3.14)	22.31
2007	30.48	.03	7.30	7.33	(.05)	(.34)	(.39)	37.42

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

13.37%	$124,119	1.29	%*	(.33 )%*	1.26	%*	(.30 )%*	40%
8.86	84,875	1.20		(.46)	1.20		(.46)	88
25.03	66,409	1.21		(.36)	1.20		(.35)	106
12.73	56,963	1.22		.24	1.22		.24	112
(34.81)	53,430	1.20		.07	1.20		.07	92
24.01	96,514	1.19		(.15)	1.19		(.15)	102

12.94	1,909	2.02	*	(.99 )*	2.01	*	(.97 )*	40
8.02	2,411	1.95		(1.19)	1.95		(1.19)	88
24.07	3,473	1.96		(1.07)	1.95		(1.06)	106
11.94	4,749	1.97		(.48)	1.97		(.48)	112
(35.33)	5,907	1.95		(.68)	1.95		(.68)	92
23.13	11,955	1.94		(.90)	1.94		(.90)	102

12.98	11,185	2.04	*	(1.08)*	2.01	*	(1.05)*	40
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88
24.07	4,220	1.96		(1.09)	1.95		(1.08)	106
11.92	4,509	1.97		(.51)	1.97		(.51)	112
(35.31)	4,368	1.95		(.68)	1.95		(.68)	92
23.09	8,506	1.94		(.90)	1.94		(.90)	102

13.22	8,367	1.54	*	(.64 )*	1.51	*	(.61 )*	40
8.58	3,431	1.45		(.72)	1.45		(.72)	88
24.71	742	1.46		(.60)	1.45		(.59)	106
12.51	667	1.47		(.05)	1.47		(.05)	112
(35.00)	454	1.45		(.18)	1.45		(.18)	92
23.70	566	1.44		(.39)	1.44		(.39)	102

13.49	455,769	1.03	*	(.03 )*	1.01	*	(.01 )*	40
9.13	435,619	.95		(.17)	.95		(.17)	88
25.34	546,605	.96		(.11)	.95		(.10)	106
13.02	482,222	.97		.48	.97		.48	112
(34.65)	417,337	.95		.32	.95		.32	92
24.32	749,865	.94		.11	.94		.11	102

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
MID CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/95)
2012(f)	$41.36	$(.10)	$4.93	$4.83	$—	$(1.59)	$(1.59)	$44.60
2011	37.26	(.22)	4.32	4.10	—	—	—	41.36
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83
2008	46.57	(.16)	(17.86)	(18.02)	—	(4.67)	(4.67)	23.88
2007	41.43	(.24)	9.19	8.95	—	(3.81)	(3.81)	46.57
Class B (3/99)
2012(f)	35.93	(.21)	4.22	4.01	—	(1.59)	(1.59)	38.35
2011	32.62	(.46)	3.77	3.31	—	—	—	35.93
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43
2008	42.21	(.38)	(15.94)	(16.32)	—	(4.67)	(4.67)	21.22
2007	38.15	(.51)	8.38	7.87	—	(3.81)	(3.81)	42.21
Class C (9/01)
2012(f)	37.70	(.23)	4.44	4.21	—	(1.59)	(1.59)	40.32
2011	34.21	(.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67
2008	44.03	(.40)	(16.70)	(17.10)	—	(4.67)	(4.67)	22.26
2007	39.65	(.53)	8.72	8.19	—	(3.81)	(3.81)	44.03
Class R3 (12/00)(e)
2012(f)	40.50	(.15)	4.82	4.67	—	(1.59)	(1.59)	43.58
2011	36.58	(.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37
2008	46.11	(.24)	(17.64)	(17.88)	—	(4.67)	(4.67)	23.56
2007	41.15	(.34)	9.11	8.77	—	(3.81)	(3.81)	46.11
Class I (12/89)(e)
2012(f)	44.62	(.05)	5.34	5.29	—	(1.59)	(1.59)	48.32
2011	40.09	(.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94
2008	49.40	(.07)	(19.09)	(19.16)	—	(4.67)	(4.67)	25.57
2007	43.62	(.14)	9.73	9.59	—	(3.81)	(3.81)	49.40

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

12.48%	$320,189	1.32	%*	(.51 )%*	1.29	%*	(.48 )%*	59%
11.00	289,038	1.26		(.53)	1.26		(.53)	114
29.24	275,040	1.23		(.57)	1.23		(.57)	114
20.73	231,743	1.23		(.33)	1.23		(.33)	123
(42.75)	209,052	1.22		(.43)	1.22		(.43)	113
23.36	425,995	1.21		(.56)	1.21		(.56)	96

12.07	3,423	2.06	*	(1.23)*	2.04	*	(1.20)*	59
10.15	4,127	2.01		(1.26)	2.01		(1.26)	114
28.27	5,490	1.98		(1.31)	1.98		(1.31)	114
19.84	6,762	1.98		(1.06)	1.98		(1.06)	123
(43.18)	7,241	1.97		(1.18)	1.97		(1.18)	113
22.47	15,820	1.96		(1.31)	1.96		(1.31)	96

12.03	17,604	2.07	*	(1.27)*	2.04	*	(1.24)*	59
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114
28.27	13,564	1.98		(1.32)	1.98		(1.32)	114
19.81	12,894	1.98		(1.07)	1.98		(1.07)	123
(43.16)	13,011	1.97		(1.18)	1.97		(1.18)	113
22.42	28,891	1.96		(1.31)	1.96		(1.31)	96

12.34	41,879	1.57	*	(.77 )*	1.54	*	(.74 )*	59
10.72	34,929	1.51		(.77)	1.51		(.77)	114
28.94	33,772	1.48		(.82)	1.48		(.82)	114
20.42	26,822	1.48		(.59)	1.48		(.59)	123
(42.88)	21,246	1.47		(.69)	1.47		(.69)	113
23.06	29,490	1.46		(.81)	1.46		(.81)	96

12.60	790,075	1.07	*	(.25 )*	1.04	*	(.23 )*	59
11.30	728,843	1.01		(.21)	1.01		(.21)	114
29.57	993,053	.98		(.31)	.98		(.31)	114
21.00	907,825	.98		(.09)	.98		(.09)	123
(42.59)	732,559	.97		(.18)	.97		(.18)	113
23.68	1,478,374	.96		(.31)	.96		(.31)	96

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/95)
2012(f)	$20.41	$(.11)	$2.78	$2.67	$—	$(.30)	$(.30)	$22.78
2011	19.04	(.24)	1.61	1.37	—	—	—	20.41
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55
2008	21.65	(.14)	(7.97)	(8.11)	—	(1.58)	(1.58)	11.96
2007	20.49	(.19)	2.67	2.48	—	(1.32)	(1.32)	21.65
Class B (3/99)
2012(f)	17.72	(.16)	2.40	2.24	—	(.30)	(.30)	19.66
2011	16.66	(.35)	1.41	1.06	—	—	—	17.72
2010	12.82	(.27)	4.11	3.84	—	—	—	16.66
2009	10.62	(.18)	2.38	2.20	—	—	—	12.82
2008	19.56	(.23)	(7.13)	(7.36)	—	(1.58)	(1.58)	10.62
2007	18.76	(.31)	2.43	2.12	—	(1.32)	(1.32)	19.56
Class C (9/01)
2012(f)	18.58	(.17)	2.52	2.35	—	(.30)	(.30)	20.63
2011	17.46	(.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44
2008	20.41	(.24)	(7.46)	(7.70)	—	(1.58)	(1.58)	11.13
2007	19.53	(.33)	2.53	2.20	—	(1.32)	(1.32)	20.41
Class R3 (12/00)(e)
2012(f)	20.04	(.13)	2.73	2.60	—	(.30)	(.30)	22.34
2011	18.74	(.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36
2008	21.49	(.17)	(7.91)	(8.08)	—	(1.58)	(1.58)	11.83
2007	20.39	(.24)	2.66	2.42	—	(1.32)	(1.32)	21.49
Class I (8/95)(e)
2012(f)	22.04	(.09)	3.01	2.92	—	(.30)	(.30)	24.66
2011	20.51	(.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63
2008	23.03	(.10)	(8.54)	(8.64)	—	(1.58)	(1.58)	12.81
2007	21.66	(.15)	2.84	2.69	—	(1.32)	(1.32)	23.03

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

13.39%	$39,598	1.84	%*	(1.36)%*	1.47	%*	(.99 )%*	54%
7.20	36,188	1.54		(1.19)	1.47		(1.12)	118
30.86	39,501	1.68		(1.26)	1.47		(1.05)	142
21.66	30,202	1.79		(1.21)	1.47		(.89)	169
(40.07)	29,022	1.63		(.99)	1.46		(.82)	138
12.81	149,231	1.59		(1.01)	1.47		(.89)	118

12.93	1,082	2.56	*	(2.08)*	2.22	*	(1.74)*	54
6.36	1,482	2.31		(1.95)	2.22		(1.86)	118
29.95	2,088	2.43		(2.00)	2.22		(1.79)	142
20.72	2,025	2.54		(1.96)	2.22		(1.64)	169
(40.55)	1,978	2.38		(1.74)	2.21		(1.57)	138
12.03	4,467	2.34		(1.77)	2.22		(1.65)	118

12.93	1,730	2.59	*	(2.11)*	2.22	*	(1.74)*	54
6.41	1,546	2.29		(1.94)	2.22		(1.87)	118
29.91	1,596	2.43		(2.01)	2.22		(1.80)	142
20.75	1,341	2.54		(1.98)	2.22		(1.66)	169
(40.53)	1,104	2.38		(1.73)	2.21		(1.56)	138
11.96	2,295	2.34		(1.76)	2.22		(1.64)	118

13.23	2,618	2.09	*	(1.61)*	1.72	*	(1.24)*	54
6.94	2,334	1.79		(1.44)	1.72		(1.37)	118
30.50	2,185	1.93		(1.52)	1.72		(1.31)	142
21.39	1,469	2.04		(1.56)	1.72		(1.24)	169
(40.24)	433	1.89		(1.21)	1.72		(1.04)	138
12.56	522	1.84		(1.29)	1.72		(1.17)	118

13.49	59,510	1.58	*	(1.10)*	1.22	*	(.74 )*	54
7.46	63,866	1.31		(.94)	1.22		(.84)	118
31.22	141,215	1.43		(1.01)	1.22		(.80)	142
22.01	103,423	1.54		(.99)	1.22		(.67)	169
(39.97)	75,355	1.39		(.73)	1.22		(.56)	138
13.10	154,456	1.34		(.76)	1.22		(.64)	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $520 million to $17.9 billion. Under certain market conditions, the Fund may frequently invest in companies at the time of their initial public offering.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase. Under certain market conditions, the Fund may frequently invest in companies at the time of their initial public offering.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return, or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose

38	Nuveen Investments

price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an upfront sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2012, none of the Funds invested in future contracts.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of

40	Nuveen Investments

Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid by each Fund during the six months ended April 30, 2012, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$64,225	$114,248	$12,214

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks	$598,956,562	$—	$—		$598,956,562
Investments Purchased with Collateral from Securities Lending	179,194,145	—	—		179,194,145
Short-Term Investments:
Money Market Funds	13,409,991	—	—		13,409,991
Total	$791,560,698	$—	$—		$791,560,698

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks	$1,158,061,109	$—	$—		$1,158,061,109
Investments Purchased with Collateral from Securities Lending	430,267,245	—	—		430,267,245
Short-Term Investments:
Money Market Funds	7,904,649	—	—		7,904,649
Total	$1,596,233,003	$—	$—		$1,596,233,003

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks	$102,814,739	$—	$—	*	$102,814,739
Investments Purchased with Collateral from Securities Lending	48,365,957	—	—		48,365,957
Short-Term Investments:
Money Market Funds	2,957,008	—	—		2,957,008
Total	$154,137,704	$—	$—	*	$154,137,704
*	Level 3 security has a market value of zero.

The following is a reconciliation of the Small Cap Growth Opportunities’ Level 3 investments held at the beginning and end of the measurement period:

Small Cap Growth Opportunities Level 3 Common Stocks
Balance at the beginning of period	$—	*
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$—	*
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2012	$—
*	Level 3 security has a market value of zero.

During the six months ended April 30, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended April 30, 2012.

42	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Growth Opportunities
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,102,045	$37,238,868	1,030,651	$34,137,022
Class B	1,007	32,387	5,871	178,105
Class C	93,472	2,853,921	136,693	4,197,857
Class R3(1)	165,814	5,271,859	97,634	3,261,354
Class I(1)	1,909,463	64,719,425	2,239,175	76,171,961
Shares issued to shareholders due to reinvestment of distributions:
Class A	105,705	3,128,856	—	—
Class B	3,203	85,704	—	—
Class C	8,270	226,508	—	—
Class R3(1)	5,050	146,968	—	—
Class I(1)	215,508	6,637,635	—	—
	3,609,537	120,342,131	3,510,024	117,946,299
Shares redeemed:
Class A	(329,445)	(11,001,713)	(648,075)	(21,533,002)
Class B	(25,838)	(791,302)	(50,698)	(1,544,574)
Class C	(20,258)	(609,990)	(29,628)	(911,615)
Class R3(1)	(39,526)	(1,321,783)	(16,584)	(534,485)
Class I(1)	(2,678,643)	(93,161,200)	(4,263,570)	(148,356,251)
Class I(1) – In-Kind	—	—	(2,678,398)	(86,539,024)
	(3,093,710)	(106,885,988)	(7,686,953)	(259,418,951)
Net increase (decrease)	515,827	$13,456,143	(4,176,929)	$(141,472,652)

	Mid Cap Growth Opportunities
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	982,553	$40,378,347	1,758,690	$73,910,507
Class B	642	21,551	1,906	68,527
Class C	79,109	2,964,037	70,600	2,674,150
Class R3(1)	322,572	13,053,105	514,920	21,199,623
Class I(1)	2,140,913	95,093,563	3,994,324	181,804,844
Shares issued to shareholders due to reinvestment of distributions:
Class A	293,603	10,810,445	—	—
Class B	5,239	166,355	—	—
Class C	16,012	534,474	—	—
Class R3(1)	38,238	1,376,941	—	—
Class I(1)	437,404	17,430,562	—	—
	4,316,285	181,829,380	6,340,440	279,657,651
Shares redeemed:
Class A	(1,084,867)	(44,830,816)	(2,152,411)	(91,460,035)
Class B	(31,489)	(1,133,747)	(55,374)	(2,033,061)
Class C	(38,264)	(1,416,211)	(87,325)	(3,307,929)
Class R3(1)	(262,168)	(10,545,995)	(575,859)	(23,989,967)
Class I(1)	(2,563,024)	(113,527,492)	(5,002,958)	(228,179,462)
Class I(1) – In-Kind	—	—	(7,424,395)	(320,656,806)
	(3,979,812)	(171,454,261)	(15,298,322)	(669,627,260)
Net increase (decrease)	336,473	$10,375,119	(8,957,882)	$(389,969,609)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisor, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

	Small Cap Growth Opportunities
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	113,177	$2,494,188	281,619	$6,049,377
Class B	1	21	2,154	39,844
Class C	5,191	105,232	13,293	264,550
Class R3(1)	25,903	552,913	61,642	1,261,846
Class I(1)	194,556	4,570,083	950,540	21,934,766
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,561	492,295	—	—
Class B	1,301	21,675	—	—
Class C	1,334	23,323	—	—
Class R3(1)	1,836	34,697	—	—
Class I(1)	12,551	261,310	—	—
	381,411	8,555,737	1,309,248	29,550,383
Shares redeemed:
Class A	(173,539)	(3,776,821)	(583,516)	(12,808,551)
Class B	(29,884)	(565,370)	(43,903)	(811,714)
Class C	(5,861)	(110,078)	(21,496)	(428,292)
Class R3(1)	(26,984)	(570,810)	(61,745)	(1,292,506)
Class I(1)	(691,452)	(16,008,358)	(2,956,187)	(66,197,552)
Class I(1) – In-Kind	—	—	(1,983,052)	(46,264,595)
	(927,720)	(21,031,437)	(5,649,899)	(127,803,210)
Net increase (decrease)	(546,309)	$(12,475,700)	(4,340,651)	$(98,252,827)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisor, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2012 and fiscal year ended October 31, 2011, were as follows:

Fund	Six Months Ended 4/30/12	Year Ended 10/31/11
Large Cap Growth Opportunities	24,754	29,920
Mid Cap Growth Opportunities	16,358	28,096
Small Cap Growth Opportunities	23,194	33,211

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and short-term investments) during the six months ended April 30, 2012, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$218,102,917	$640,879,414	$55,691,450
Sales and maturities	222,148,670	681,753,032	69,231,263

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

44	Nuveen Investments

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$613,987,259	$1,308,536,875	$142,752,960
Gross unrealized:
Appreciation	$181,541,853	$291,804,216	$16,236,386
Depreciation	(3,968,414)	(4,108,088)	(4,851,642)
Net unrealized appreciation (depreciation) of investments	$177,573,439	$287,696,128	$11,384,744

Permanent differences, primarily due to redemptions in-kind, net operating losses, tax equalization, Real Estate Investment Trust (“REITs”) adjustments, and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ last year tax end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$30,262,272	$100,365,222	$8,631,450
Undistributed (Over-distribution) of net investment income	1,297,287	3,741,336	1,333,259
Accumulated net realized gain (loss)	(31,559,559)	(104,106,558)	(9,964,709)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ last tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income*	$—	$—	$—
Undistributed net long-term capital gains	18,181,621	38,745,775	1,420,407
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income*	$—	$—	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

During the Funds’ last tax year ended October 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Utilized capital loss carryforwards	$42,227,234	$91,798,557	$16,280,987

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities Fund-Level Fee Rate	Mid Cap Growth Opportunities Fund-Level Fee Rate	Small Cap Growth Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.7000%	.8000%
For the next $125 million	.6375	.6875	.7875
For the next $250 million	.6250	.6750	.7750
For the next $500 million	.6125	.6625	.7625
For the next $1 billion	.6000	.6500	.7500
For net assets over $2 billion	.5750	.6250	.7250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Growth Opportunities	.1951%
Mid Cap Growth Opportunities	.1951
Small Cap Growth Opportunities	.1998

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired Fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Small Cap Growth Opportunities
Class A Shares	1.47%
Class B Shares	2.22
Class C Shares	2.22
Class R3 Shares	1.72
Class I Shares	1.22
Expiration date	February 28, 2013

46	Nuveen Investments

The Adviser has agreed to reimburse management fees across all share classes of Large Cap Growth Opportunities and Mid Cap Growth Opportunities through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired Fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities
Maximum Expense Level	.98%	.99%
Minimum Management Fee	.80	.84

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary fo Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$74,857	$71,789	$19,009
Paid to financial intermediaries	67,106	62,810	16,589

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$40,852	$28,322	$1,028

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$35,447	$33,360	$6,168

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2012, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$1,977	$4,756	$108

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm*

PricewaterhouseCoopers

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

*	The Board of Directors of the Funds, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Funds.

Ernst & Young’s report on the Funds’ financial statements for the most recent fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the most recent fiscal year and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FCGO-0412P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	FLSSX	FLRYX
Nuveen Mid Cap Select Fund	FATAX	—	FTACX	—	FATCX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David, who has 28 years of investment experience, assumed portfolio management responsibilities in 2003. Tony has 18 years of investment experience, and joined the management team for the Fund in 2004.

Tony and Scott Tonneson, CFA, are the portfolio managers for the Nuveen Mid Cap Select Fund. Tony assumed portfolio management responsibilities in 2005. Scott, who has 18 years of investment experience, joined the management team for the Fund in 2012.

Allen Steinkopf, CFA, and Mark Traster, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Allen, who has 19 years of investment experience, assumed portfolio management responsibilities in 2004. Mark, with 20 years of investment experience, joined the management team for the Fund in 2008.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month period ended April 30, 2012.

Nuveen Large Cap Select Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and since inception periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed both the S&P 500® Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $3 billion or greater at the time of purchase. During the reporting period, we continued to utilize our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst for future positive relative price performance. We also continued to shift the portfolio to areas of the market that our research suggested were particularly attractive. Throughout this time frame, the portfolio

Nuveen Investments	5

was shifted toward cyclical stocks and sectors that appeared to have further margin expansion capacity while still selling at attractive valuations. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The stock market made strong advances during the reporting period. The Fund was well positioned in both sector weightings and stock selection. As U.S. economic data continued to improve, the more economically sensitive sectors of the market outperformed. The Fund benefited from its overweight positions in three of these outperforming cyclical sectors: technology, financials and consumer discretionary. Stocks in these sectors had generally been selling at lower valuations and were revalued higher during the reporting period. The financial sector was further aided by reduced financial risk from Europe. At the same time, the Fund’s lower weights in economically stable areas also proved beneficial to relative performance. This included our underweight position in utilities, which lagged the overall market.

Stock selection was also strong in the technology sector, where the Fund was rewarded for its significant overweight position in Apple, the leading manufacturer of smartphones, desktop and portable computing devices. Apple’s stock advanced dramatically during the period as the introduction of its new iPad and upgrades to its iPhone allowed it to gain meaningful and profitable market share in the computing devices market. Another of the Fund’s technology standouts was a direct beneficiary of Apple’s strength. QUALCOMM, the largest global manufacturer of mobile phone chipsets, outperformed due to the increasing demand for smartphones. Before period end, we sold the QUALCOMM position based on its valuation to secure the gains. We also sold some of the Fund’s Apple position to realize profits. However, at period end, the Fund still maintained an overweight position in Apple versus the S&P 500® Index.

The Fund also benefited from an overweight position in the financials sector. Financials rebounded significantly during this time frame as U.S. economic growth and employment began to improve while the housing market began to stabilize. Equally important, the European Central Bank took meaningful steps to avert a systemic financial crisis by injecting massive amounts of liquidity into its banking system through a long-term refinancing operation. This move calmed the market’s fears about the financing ability of Europe’s banks and had a positive impact on U.S. banks as well, including several of our large, diversified financials. For example, Wells Fargo was a significant positive contributor to performance, benefiting from its substantial exposure to mortgage origination, good operating trends, strong credit quality and positive earnings trends. Two other financial holdings, JPMorgan Chase and Fifth Third Bancorp, also benefited from the improved U.S. economy and reduced risk in Europe.

Fund performance in consumer discretionary was aided by our holdings in the recreational products, retail and housing industries. Boat and marine engine manufacturer Brunswick turned in strong results, propelled by better economic conditions and increased consumer spending. On the retail side, the Fund continued to see outperformance from turnaround story Foot Locker, a leading athletic footwear and apparel retailer, and Macy’s, the large department store chain. Both retailers benefited from good execution as they continued to beat their competition and gain market share.

6	Nuveen Investments

In the housing industry, the Fund was rewarded for its position in home builder D.R. Horton. After buying the stock on signs of stabilization in housing, it performed exceptionally well. We sold the Fund’s position in D.R. Horton during the period since it attained our valuation target.

The health care sector was a detractor from performance. Holdings in health maintenance organizations (HMOs) fell short of expectations. As economic and employment numbers improved, concerns grew over higher levels of utilization which may pressure future HMO profitability. The Fund’s positive results from a position in the strongly performing United Healthcare were more than offset by our holding in Humana, which was down for the quarter.

Toward the end of the reporting period, improvement in U.S. economic numbers started to slow and European problems resurfaced again. Therefore, we have reduced cyclicality quite a bit in the Fund’s portfolio by lowering its technology exposure to an underweight while reducing its overweight positions in consumer discretionary, industrials and financials. The consumer staples sector remains the Fund’s largest underweight followed by utilities and then technology. Meanwhile, we have moved to a health care overweight, which could help reduce cyclicality in the portfolio.

Nuveen Mid Cap Select Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell Midcap® Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $350 million and $14 billion. During the reporting period, we continued to implement our “best of the best” investment approach. We started by using a combination of fundamental and quantitative analysis to identify mid-sized companies that we believed had strong fundamentals, attractive valuations and a catalyst for future positive relative performance. We further narrowed down our investable universe by identifying only those stocks that were held in other funds within our firm. We then combined a subset of those stocks into a portfolio that had risk tolerances within our acceptable limits. Generally, stocks we sold faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

Toward the end of 2011, we saw multiple signs that the economic recovery was better than had been anticipated throughout the summer months. As the market advanced over

Nuveen Investments	7

the reporting period, the Fund benefited from its emphasis on early cyclical sectors such as consumer discretionary, particularly in the retail industry. Within this sector, the Fund was rewarded for holding companies like Foot Locker, Ascena Retail Group and Wyndham Worldwide. In retail, turnaround story Foot Locker, a leading athletic footwear and apparel retailer, benefited from good execution as it continued to beat its competition and gain market share. Also, Ascena Retail Group, a specialty retailer of girl’s and women’s apparel, showed strong earnings as it experienced improving same store and e-commerce sales. In addition, hotel and resort chain Wyndham Worldwide had a positive impact on the portfolio as its stock price increased after we purchased the holding. As the economy improved, the market was willing to pay more for this fundamentally strong, attractively valued company that was demonstrating strong execution.

Another bright spot was the stock selection within the smallest quintile of the benchmark’s market-cap range. Share prices for Coinstar and Athenahealth, Inc. both rose during the period. The Fund continued to overweight the small-cap area with success.

The Fund also benefited from the quantitative influence in its portfolio construction process. Our focus on the most attractively ranked stocks according to our proprietary quantitative model and our underweight to the most unattractively ranked stocks paid off well for the Fund. Finally, underweight positions in the less economically sensitive sectors such as consumer staples, health care, telecommunication services and utilities aided results.

The Fund’s overweight in Humana and AmerisourceBergen generally hurt performance during the period. As economic and employment numbers improved, concerns grew over higher levels of utilization which may pressure future HMO profitability. In the case of pharmaceutical distributor AmerisourceBergen, the company continued to execute well. However, the less economically sensitive health care services sector did not keep pace with the market rally.

Stock selection in the oil services industry also hindered performance as several energy holdings were negatively impacted by a slowdown in international drilling. Detractors included Parker Drilling, a provider of equipment and drilling solutions to the energy industry, and Newpark Resources, a diversified supplier of products and services to oil and gas exploration and production companies. In telecommunications, equipment provider Polycom had lower share prices after the company did not meet earnings expectations and the market feared it was losing market share to its largest competitor.

Despite the market rally, the Fund was also negatively impacted by our overweight in higher beta stocks, which was not a strong segment over the past six months. Higher beta names that hindered performance included Vocus, an online software-as-a-service company. Although the company is in a growing marketplace and has a solid offering, its share prices declined due to lower guidance in conjunction with its announcement of a strategic acquisition. Also, share prices of engineering and construction firm MasTec fell after orders for its equipment declined, leading investors to question the company’s growth prospects.

Toward the end of the reporting period, improvement in U.S. economic numbers started to slow and European problems resurfaced again. Therefore, we have reduced cyclicality

8	Nuveen Investments

quite a bit in the Fund’s portfolio by lowering its beta as market risks have increased in the near term. We reduced the Fund’s large overweight in consumer discretionary to a slight underweight, while we added to the health care and telecommunications sectors. At the end of the period, the Fund was overweight in health care and neutral in telecomm.

Nuveen Small Cap Select Fund

How did the Fund perform during the six-month period ended April 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell 2000® Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $2.5 billion at the time of purchase. During this period, we continued to execute on our strategy of investing in well run, small-cap companies we believe offer good value in order to generate competitive returns for the Fund. We also continued to keep the Fund well diversified, with its sector weightings very close to the weights in the Russell 2000® Index.

Over the reporting period, the Fund experienced broad based outperformance, surpassing the index in every sector except for technology. In particular, the Fund benefited from strong stock selection in the consumer discretionary, health care, financials, industrials and energy sectors. Consumer discretionary was the top-performing sector led by teen retailer Zumiez. After the market sold off Zumiez to an extremely low valuation in the summer of 2011, we took advantage and built a large position in the Fund’s portfolio. The company was able to overcome the general sluggishness in retail as its unique brand of merchandise continued to be well received by its teen customer base. Zumiez made a strong contribution to the Fund’s returns given its operating performance and double-digit same store sales growth. We also benefited from owning hotel company Gaylord Entertainment, which specializes in group bookings for large properties in Nashville, Orlando, Washington D.C. and Dallas. Similar to Zumiez, Gaylord Entertainment was sold off last summer due to economic growth concerns. However, since that time, Gaylord’s stock price has increased significantly as travel and entertainment bookings are improving and the company’s profitability and efficiency improved. Elsewhere in consumer discretionary, performance was aided by our position in boat and marine engine manufacturer Brunswick. Although retail boat sales have not recovered to the highs reached in 2007, Brunswick has been able to successfully adjust its business to current volumes. The company has seen improved operating performance and a return to profitability while retail boat sales are starting to increase.

Favorable stock selection in health care was led by ZOLL Medical, which designs and manufactures cardiac resuscitation devices. We bought the stock when the price was low

Nuveen Investments	9

due to concerns that its new LifeVest product would not receive full reimbursement from insurance companies. Since that time, ZOLL Medical continued to post strong operating performance and these concerns were resolved. This resulted in its acquisition by a Japanese company for a significant premium. Align Technology, a medical device designer and manufacturer, was another positive contributor in health care. We purchased shares of this company, a pioneer and leader in the invisible orthodontics market, after a price decline. Share prices made substantial gains during the period. Also, the Fund’s position in Salix Pharmaceuticals was a significant contributor. Salix Pharmaceuticals’ new drug for irritable bowel syndrome has shown positive results, and strong demand is anticipated for this drug.

Outperformance in financials was driven almost exclusively by the Fund’s position in Delphi Financial Group, a strong franchise in employer’s compensation and life insurance. We purchased Delphi in 2008 when the share price declined due to fears about its investment portfolio. The company managed its business effectively and performed well throughout the financial crisis. It was acquired by a Japanese financial company for a significant premium in late 2011.

In industrials, United Rentals share prices increased significantly over this period. The company rents light and heavy equipment to customers in the manufacturing and construction industries. The rental business has been stimulated by the slow economy as companies, reluctant to make more costly capital equipment purchases, have rented instead. This positive secular trend along with a recent merger with its largest competitor has propelled the stock price.

The Fund’s energy performance was solid with particularly strong results from Energy XXI, an oil exploration and production company that acquires, develops and improves production at existing sites in the Gulf of Mexico. In 2009, Energy XXI made a strategic acquisition of oil producing properties from Exxon Mobil and immediately started to improve their production profiles. Since that time, the company has benefited from improved revenue streams and commodity prices.

Technology was the only sector where the Fund underperformed. RF Micro Devices, a designer and manufacturer of semiconductor components used in wireless and broadband communications, detracted from performance. RF Micro Devices has traditionally been a large supplier to companies such as Nokia and Research in Motion, both of which are under pressure and experiencing declining volumes. However, we believed that demand from Korean and Chinese handset manufacturers would offset this declining demand. In reality, demand has fallen more rapidly than we predicted from both the traditional and Asian manufacturers. Therefore, we have exited the Fund’s position in the company. Shares prices of Vocus, an online software-as-a-service company specializing in public relations and online marketing, also declined during the period. Although the company is in a growing marketplace and has a solid offering, its share prices decreased upon the announcement of a strategic acquisition of an online e-mail marketing company. The company plans to dramatically expand its sales and marketing spending to drive the growth of its product, which will collapse its operating margins for at least 12 to 18 months. After talking to management about future plans, we actually bought more of Vocus on price weakness as we believe its stock price will recover.

10	Nuveen Investments

Toward the end of the reporting period, improvement in U.S. economic numbers started to slow and European problems resurfaced again. Therefore, we are focused on company valuations in light of ongoing volatility. We are also closely watching the sustainability of company growth.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Large Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Mid Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Investments	11

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

12	Nuveen Investments

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	15.09%	-0.30%	-0.14%	6.25%
Class A Shares at maximum Offering Price	8.43%	-6.05%	-1.31%	5.57%
S&P 500® Index***	12.77%	4.76%	1.01%	7.59%
Lipper Large-Cap Core Funds Classification Average***	11.62%	2.22%	0.37%	6.94%

Class C Shares	14.63%	-1.08%	-0.94%	5.41%
Class R3 Shares	14.93%	-0.60%	-0.38%	5.99%
Class I Shares	15.21%	-0.11%	0.10%	6.51%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	30.90%	1.57%	0.88%	6.39%
Class A Shares at maximum Offering Price	23.41%	-4.29%	-0.30%	5.71%
Class C Shares	30.38%	0.86%	0.07%	5.56%
Class R3 Shares	30.77%	1.36%	0.64%	6.14%
Class I Shares	31.15%	1.90%	1.14%	6.66%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.19%
Class C Shares	1.94%
Class R3 Shares	1.44%
Class I Shares	0.94%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns are from 1/31/03.
***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.92%	-3.37%	0.44%	3.56%
Class A Shares at maximum Offering Price	5.47%	-8.93%	-0.75%	2.95%
Russell Midcap® Index**	11.87%	-0.03%	2.19%	8.03%
Lipper Mid-Cap Growth Funds Classification Average**	11.27%	-1.85%	3.39%	6.31%

Class C Shares	11.49%	-4.15%	-0.33%	2.79%
Class I Shares	12.11%	-3.14%	0.69%	3.83%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	28.85%	-0.19%	1.36%	2.51%
Class A Shares at maximum Offering Price	21.40%	-5.96%	0.17%	1.91%
Class C Shares	28.24%	-1.01%	0.60%	1.73%
Class I Shares	28.97%	0.00%	1.59%	2.77%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.84%	1.41%
Class C Shares	2.59%	2.16%
Class I Shares	1.59%	1.16%

The investment adviser has contractually agreed to waive fees and/or reimburse expenses through February 28, 2013, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.41%, 2.16% and 1.16%, for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.43%	-3.55%	1.75%	6.55%
Class A Shares at maximum Offering Price	6.90%	-9.08%	0.54%	5.92%
Russell 2000® Index**	11.02%	-4.25%	1.45%	6.19%
Lipper Small-Cap Core Funds Classification Average**	10.58%	-3.64%	1.46%	6.43%

Class B Shares w/o CDSC***	13.00%	-4.25%	0.98%	5.75%
Class B Shares w/CDSC***	8.00%	-8.89%	0.80%	5.75%
Class C Shares	13.01%	-4.23%	1.00%	5.76%
Class R3 Shares	13.36%	-3.77%	1.51%	6.35%
Class I Shares	13.60%	-3.32%	2.00%	6.81%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	36.38%	2.77%	2.84%	6.94%
Class A Shares at maximum Offering Price	28.55%	-3.12%	1.62%	6.30%
Class B Shares w/o CDSC***	36.05%	2.07%	2.08%	6.14%
Class B Shares w/CDSC***	31.05%	-2.87%	1.90%	6.14%
Class C Shares	35.84%	1.96%	2.07%	6.14%
Class R3 Shares	36.36%	2.54%	2.59%	6.74%
Class I Shares	36.62%	3.00%	3.10%	7.20%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.32%
Class B Shares	2.07%
Class C Shares	2.07%
Class R3 Shares	1.57%
Class I Shares	1.07%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Nuveen Investments	15

Holding Summaries as of April 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Select Fund

Portfolio Allocation1

Nuveen Mid Cap Select Fund

Portfolio Allocation1

Nuveen Small Cap Select Fund

Portfolio Allocation1

Portfolio Composition[1]
Consumer Discretionary	18.1%
Information Technology	16.7%
Financials	16.0%
Health Care	14.4%
Energy	12.3%
Industrials	8.2%
Consumer Staples	5.2%
Short-Term Investments	1.1%
Other	8.0%

Portfolio Composition[1]
Consumer Discretionary	21.1%
Financials	21.1%
Information Technology	13.4%
Health Care	11.8%
Industrials	11.5%
Materials	7.2%
Short-Term Investments	1.5%
Other	12.4%

Portfolio Composition[1]
Financials	20.2%
Industrials	16.9%
Information Technology	16.4%
Consumer Discretionary	14.0%
Health Care	12.8%
Energy	6.7%
Materials	5.2%
Short-Term Investments	2.1%
Other	5.7%

Top Five Common Stock Holdings[2]
Apple, Inc.	5.7%
Wells Fargo & Company	3.1%
JPMorgan Chase & Co.	2.9%
Pfizer Inc.	2.9%
Chevron Corporation	2.6%

Top Five Common Stock Holdings[2]
Agilent Technologies, Inc.	1.9%
Fifth Third Bancorp.	1.8%
Jarden Corporation	1.8%
Polaris Industries Inc.	1.8%
Ingersoll Rand Company Limited, Class A	1.7%

Top Five Common Stock Holdings[2]
Umpqua Holdings Corporation	2.1%
Waddell & Reed Financial, Inc., Class A	1.8%
Newport Corporation	1.8%
Euronet Worldwide, Inc.	1.7%
Brunswick Corporation	1.7%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of April 30, 2012. Holdings are subject to change.
2	As a percentage of total common stocks as of April 30, 2012. Holdings are subject to change.

16	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,150.90	$1,146.30	$1,149.30	$1,152.10	$1,017.16	$1,013.43	$1,015.91	$1,018.40
Expenses Incurred During Period	$8.29	$12.27	$9.62	$6.96	$7.77	$11.51	$9.02	$6.52

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.55%, 2.30%, 1.80% and 1.30% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Mid Cap Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,119.20	$1,114.90	$1,121.10	$1,017.85	$1,014.12	$1,019.10
Expenses Incurred During Period	$7.43	$11.36	$6.12	$7.07	$10.82	$5.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16% and 1.16% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Small Cap Select Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,134.30	$1,130.00	$1,130.10	$1,133.60	$1,136.03	$1,018.45	$1,014.72	$1,014.72	$1,017.21	$1,019.69
Expenses Incurred During Period	$6.85	$10.80	$10.80	$8.17	$5.52	$6.47	$10.22	$10.22	$7.72	$5.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 2.04%, 1.54% and 1.04% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Large Cap Select Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.5%

	Consumer Discretionary – 18.3%

8,174	Bed Bath and Beyond Inc., (2), (3)	$575,368

16,134	Brunswick Corporation, (2)	424,163

31,443	Dana Holding Corporation, (2), (3)	459,697

16,313	Foot Locker, Inc.	499,015

19,680	Home Depot, Inc.	1,019,227

45,399	Interpublic Group Companies, Inc., (2)	536,162

20,011	Jarden Corporation	839,061

23,152	Macy’s, Inc., (2)	949,695

5,245	Polaris Industries Inc.	416,663

789	priceline.com Incorporated, (2), (3)	600,287

43,053	Staples, Inc., (2)	663,016

9,560	Starbucks Corporation	548,553

10,346	Whirlpool Corporation	662,351
	Total Consumer Discretionary	8,193,258
	Consumer Staples – 5.2%

25,441	CVS Caremark Corporation	1,135,177

12,639	Dr. Pepper Snapple Group	512,891

17,660	Kraft Foods Inc.	704,104
	Total Consumer Staples	2,352,172
	Energy – 12.4%

6,142	Anadarko Petroleum Corporation	449,656

10,894	Chevron Corporation, (2)	1,160,865

9,032	Exxon Mobil Corporation, (2)	779,823

17,847	Marathon Oil Corporation	523,631

9,124	Occidental Petroleum Corporation	832,291

6,360	Pioneer Natural Resources Company, (2)	736,615

14,427	Schlumberger Limited	1,069,618
	Total Energy	5,552,499
	Financials – 16.1%

14,375	AFLAC Incorporated	647,450

14,633	Capital One Financial Corporation	811,839

29,076	Citigroup Inc.	960,671

30,338	JPMorgan Chase & Co.	1,303,927

10,886	PNC Financial Services Group, Inc., (2)	721,960

14,064	Prudential Financial, Inc.	851,435

36,385	SLM Corporation	539,590

41,840	Wells Fargo & Company, (2)	1,398,711
	Total Financials	7,235,583
	Health Care – 14.5%

16,129	Agilent Technologies, Inc., (2), (3)	680,321

6,589	Allergan, Inc.	632,544

21,885	CareFusion Corporation, (3)	567,040

8,507	Covidien PLC	469,842

9,621	Gilead Sciences, Inc., (3)	500,388

18	Nuveen Investments

Shares	Description (1)	Value

	Health Care (continued)

5,225	Humana Inc.	$421,553

9,234	McKesson HBOC Inc.	844,080

4,281	Perrigo Company, (2)	449,077

55,653	Pfizer Inc.	1,276,123

12,069	UnitedHealth Group Incorporated	677,674
	Total Health Care	6,518,642
	Industrials – 8.2%

9,350	Boeing Company	718,080

12,805	Dover Corporation	802,361

15,673	Emerson Electric Company, (2)	823,459

17,268	General Electric Company, (2)	338,107

13,539	Ingersoll Rand Company Limited, Class A	575,678

19,441	Oshkosh Truck Corporation, (2)	443,838
	Total Industrials	3,701,523
	Information Technology – 16.9%

4,396	Apple, Inc., (3)	2,568,319

12,919	Autodesk, Inc., (3)	508,621

32,140	EMC Corporation, (2), (3)	906,669

1,248	Google Inc., Class A, (3)	755,327

33,760	Intel Corporation	958,784

1,427	MasterCard, Class A	645,389

16,511	Molex Inc.	378,102

8,348	VeriFone Holdings Inc., (2), (3)	397,699

4,030	VMware Inc., (2)	450,232
	Total Information Technology	7,569,142
	Materials – 3.8%

2,733	CF Industries Holdings, Inc.	527,633

13,151	LyondellBasell Industries NV	549,449

21,601	Packaging Corporation of America	630,533
	Total Materials	1,707,615
	Telecommunication Services – 2.7%

24,594	AT&T Inc.	809,389

10,320	Verizon Communications Inc., (2)	416,722
	Total Telecommunication Services	1,226,111
	Utilities – 1.4%

14,193	Edison International	624,634
	Total Common Stocks (cost $39,826,211)	44,681,179

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 28.0%

	Money Market Funds – 28.0%

12,566,136	Mount Vernon Securities Lending Prim Portfolio, 0.276%, (4), (5)	$12,566,136
	Total Investments Purchased with Collateral from Securities Lending (cost $12,566,136)	12,566,136

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Large Cap Select Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.2%

	Money Market Funds – 1.2%

511,952	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$511,952
	Total Short-Term Investments (cost $511,952)	511,952
	Total Investments (cost $52,904,299) – 128.7%	57,759,267
	Other Assets Less Liabilities – (28.7)%	(12,872,420)
	Net Assets – 100%	$44,886,847

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Select Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 100.3%

	Consumer Discretionary – 21.5%

19,888	Ascena Retail Group Inc., (2), (3)	$407,306

5,142	Bed Bath and Beyond Inc., (3)	361,945

3,668	BorgWarner Inc., (3)	289,919

8,154	Brunswick Corporation, (2)	214,369

15,075	Cinemark Holdings Inc., (2)	346,122

7,232	Coinstar Inc., (2), (3)	454,097

25,170	Dana Holding Corporation, (2), (3)	367,985

4,934	Dollar Tree Stores Inc., (3)	501,590

16,235	Foot Locker, Inc.	496,629

12,362	Jarden Corporation	518,339

10,910	Macy’s, Inc.	447,528

9,222	Mattel, Inc.	309,859

6,508	Polaris Industries Inc.	516,996

13,632	Sally Beauty Holdings Inc., (3)	362,611

5,494	Sothebys Holdings Inc., (2)	216,024

24,977	Staples, Inc.	384,646
	Total Consumer Discretionary	6,195,965
	Consumer Staples – 3.5%

11,208	Constellation Brands, Inc., Class A, (2), (3)	242,093

5,936	Monster Beverage Corporation, (3)	385,603

21,192	Spartan Stores, Inc.	386,330
	Total Consumer Staples	1,014,026
	Energy – 4.1%

14,222	Basic Energy Services, Inc., (3)	204,797

4,589	Concho Resources Inc., (3)	491,849

10,299	Marathon Oil Corporation	302,173

38,309	Parker Drilling Company, (3)	198,058
	Total Energy	1,196,877
	Financials – 21.5%

6,557	AFLAC Incorporated	295,327

6,149	American Tower REIT Inc.	403,251

7,977	Capital One Financial Corporation	442,564

34,740	CNO Financial Group Inc., (2), (3)	252,560

5,182	Digital Realty Trust Inc. (2)	389,116

5,428	Discover Financial Services	184,009

9,516	EZCORP, Inc.	254,934

37,517	Fifth Third Bancorp.	533,867

32,512	KeyCorp.	261,396

19,769	Knight Trading Group Inc., (2)	259,765

12,998	Lincoln National Corporation	321,960

43,820	MFA Mortgage Investments, Inc.	323,392

11,787	National Retail Properties, Inc., (2)	322,728

7,006	Prudential Financial, Inc.	424,143

5,795	PS Business Parks Inc., (2)	395,509

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Select Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Financials (continued)

31,153	SLM Corporation	$461,999

13,765	Unum Group	326,781

14,957	Webster Financial Corporation, (2)	339,973
	Total Financials	6,193,274
	Health Care – 12.0%

4,106	Aetna Inc.	180,828

12,921	Agilent Technologies, Inc., (3)	545,008

5,472	Alexion Pharmaceuticals Inc.	494,231

12,717	AmerisourceBergen Corporation, (2)	473,200

3,858	Haemonetics Corporation	276,117

5,711	Humana Inc.	460,763

6,342	ICU Medical, Inc., (2), (3)	332,892

2,927	Idexx Labs Inc., (2), (3)	257,371

4,710	McKesson HBOC Inc.	430,541
	Total Health Care	3,450,951
	Industrials – 11.7%

15,596	Actuant Corporation, (2)	425,303

9,081	Ametek Inc.	457,047

4,968	Crane Company	219,238

5,607	Dover Corporation	351,335

7,792	G&K Services, Inc., (2)	256,045

7,923	General Cable Corporation, (2)	233,253

11,848	Ingersoll Rand Company Limited, Class A	503,777

3,318	Roper Industries Inc.	338,104

2,120	TransDigm Group Inc.	267,374

6,483	Verisk Analytics Inc, Class A Shares, (3)	317,343
	Total Industrials	3,368,819
	Information Technology – 13.7%

12,215	Autodesk, Inc., (3)	480,905

4,117	CommVault Systems, Inc., (3)	214,372

3,593	F5 Networks, Inc., (3)	481,210

42,323	Integrated Device Technology, Inc., (2), (3)	286,527

11,144	Maxim Integrated Products, Inc.	329,640

9,052	Molex Inc., (2)	249,745

41,623	Photronics Inc., (2), (3)	257,646

5,893	Plantronics Inc., (2)	225,820

31,568	Polycom Inc., (3)	418,907

6,212	Red Hat, Inc., (3)	370,297

6,659	VeriFone Holdings Inc., (2), (3)	317,235

7,961	Western Digital Corporation, (3)	308,966
	Total Information Technology	3,941,270
	Materials – 7.3%

6,334	Albemarle Corporation	413,610

1,564	CF Industries Holdings, Inc.	301,946

5,961	Ecolab Inc., (2)	379,656

22	Nuveen Investments

Shares	Description (1)	Value

	Materials (continued)

4,544	Minerals Technologies Inc., (2)	$304,902

11,420	Packaging Corporation of America	333,350

3,635	PPG Industries, Inc.	382,547
	Total Materials	2,116,011
	Telecommunication Services – 0.5%

7,850	NTELOS Holdings Corp	158,727
	Utilities – 4.5%

13,217	CenterPoint Energy, Inc.	267,116

15,718	CMS Energy Corporation, (2)	361,357

11,595	El Paso Electric Company, (2)	355,270

6,355	Pinnacle West Capital Corporation	307,264
	Total Utilities	1,291,007
	Total Common Stocks (cost $26,331,668)	28,926,927

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 27.9%

	Money Market Funds – 27.9%

8,043,707	Mount Vernon Securities Lending Prim Portfolio, 0.276%, (4), (5)	$8,043,707
	Total Investments Purchased with Collateral from Securities Lending (cost $8,043,707)	8,043,707

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.4%

426,552	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$426,552
	Total Short-Term Investments (cost $426,552)	426,552
	Total Investments (cost $34,801,927) – 129.6%	37,397,186
	Other Assets Less Liabilities – (29.6)%	(8,550,023)
	Net Assets – 100%	$28,847,163

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Small Cap Select Fund

April 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.6%

	Consumer Discretionary – 14.1%

106,940	Ann Inc., (2), (3)	$2,961,169

232,163	Ascena Retail Group Inc., (2), (3)	4,754,698

243,425	Bravo Brio Restaurant Group, (2), (3)	4,917,185

305,089	Brunswick Corporation, (2)	8,020,790

64,585	Coinstar Inc., (2), (3)	4,055,292

74,413	Columbia Sportswear Company, (2)	3,504,852

87,951	G III Apparel Group, Limited, (2), (3)	2,361,484

224,508	Gaylord Entertainment Company, (2)	7,067,512

148,456	Life Time Fitness Inc., (2), (3)	6,912,111

15,349	Panera Bread Company, Class A, (3)	2,423,914

99,942	Pool Corporation, (2)	3,688,859

247,641	ReachLocal Inc., (2), (3)	1,872,166

700,213	Ruby Tuesday, Inc., (2)	4,761,448

327,239	Texas Roadhouse, Inc., (2)	5,644,873

68,051	Warnaco Group, Inc., (2)	3,603,981

71,416	Zumiez, Inc., (2)	2,618,111
	Total Consumer Discretionary	69,168,445
	Consumer Staples – 3.7%

119,118	Hain Celestial Group Inc., (2), (3)	5,634,281

1,146,114	Smart Balance Inc., (2), (3)	6,762,073

89,699	The Chef’s Warehouse Inc.	2,168,922

58,104	Treehouse Foods Inc., (2), (3)	3,341,561
	Total Consumer Staples	17,906,837
	Energy – 6.7%

131,763	Atwood Oceanics Inc.	5,841,054

166,264	Carrizo Oil & Gas, Inc., (2), (3)	4,662,043

187,730	Energy XXI Limited Bermuda, (2), (3)	7,073,666

391,715	Goodrich Petroleum Corporation, (2), (3)	6,569,061

317,225	Key Energy Services Inc., (2)	4,016,069

941,086	Parker Drilling Company, (2), (3)	4,865,415
	Total Energy	33,027,308
	Financials – 20.4%

486,424	Associated Banc-Corp.	6,484,032

120,456	Bank of the Ozarks, Inc., (2)	3,722,090

511,481	Calamos Asset Management, Inc. Class A	6,608,335

324,302	Cardinal Financial Corporation, (2)	3,914,325

104,535	EastGroup Properties Inc. – REIT, (2)	5,258,111

241,720	Evercore Partners Inc., Class A	6,388,660

138,620	Home Bancshares, Inc.	4,039,387

329,663	Invesco Mortgage Capital Inc. – REIT, (2)	5,815,255

296,518	Knight Trading Group Inc., Class A, (2)	3,896,247

578,222	Maiden Holdings, Ltd	4,799,243

333,765	MFA Mortgage Investments, Inc. – REIT	2,463,186

285,577	MGIC Investment Corporation, (2), (3)	988,096

24	Nuveen Investments

Shares	Description (1)	Value

	Financials (continued)

236,193	National Retail Properties, Inc. – REIT, (2)	$6,466,964

180,695	Platinum Underwriters Holdings Limited, (2)	6,617,051

80,716	PS Business Parks Inc. – REIT, (2)	5,508,867

139,797	Stifel Financial Corporation, (2)	5,091,407

213,766	Terreno Realty Corporation – REIT, (2)	3,056,854

778,832	Umpqua Holdings Corporation, (2)	10,311,736

271,658	Waddell & Reed Financial, Inc., Class A, (2)	8,687,623
	Total Financials	100,117,469
	Health Care – 12.9%

173,272	Align Technology, Inc., (2), (3)	5,494,455

39,808	Alkermes Inc., (2), (3)	688,678

71,251	Ariad Pharmaceuticals, Inc., (2), (3)	1,161,391

333,896	Cadence Pharmaceuticals, Inc., (2), (3)	1,232,076

26,410	Cepheid, Inc., (2), (3)	1,014,408

25,694	Cubist Pharmaceuticals Inc., (2)	1,086,342

179,868	Endologix, Inc., (2), (3)	2,694,423

189,156	HealthSouth Corporation, (2)	4,235,203

53,434	ICU Medical, Inc., (2), (3)	2,804,751

36,421	Immunogen, Inc., (2), (3)	464,368

35,817	Incyte Pharmaceuticals Inc., (2), (3)	812,330

148,041	Integra Lifesciences Holdings Corporation, (2)	5,511,566

86,215	Mednax Inc., (2), (3)	6,055,742

13,176	Medivation, Inc., (2), (3)	1,065,675

447,276	Merit Medical Systems, Inc., (2)	5,912,989

26,271	Onyx Pharmaceuticals Inc., (2)	1,195,593

97,147	Salix Pharmaceuticals Limited, (2), (3)	4,799,062

43,198	Seattle Genetics, Inc., (2)	854,024

115,218	Sirona Dental Systems, Inc., (3)	5,819,661

71,202	Theravance Inc., (2), (3)	1,540,811

156,499	Thoratec Corporation	5,447,730

138,914	U.S. Physical Therapy, Inc.	3,386,723
	Total Health Care	63,278,001
	Industrials – 17.0%

175,254	Actuant Corporation, Class A, (2)	4,779,177

90,286	Acuity Brands Inc., (2)	5,017,193

100,131	Allegiant Travel Company, (2), (3)	5,883,698

362,088	Altra Industrial Motion, Inc., (2), (3)	6,618,969

570,319	CBIZ Inc., (2), (3)	3,461,836

189,554	Con-Way, Inc.	6,160,505

175,615	ESCO Technologies Inc., (2)	6,041,156

219,645	General Cable Corporation	6,466,349

379,659	MasTec Inc., (2), (3)	6,602,270

271,803	MYR Group Inc., (2), (3)	4,544,546

561,887	Orbital Sciences Corporation, (2), (3)	7,057,301

77,065	Regal-Beloit Corporation	5,212,677

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Small Cap Select Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Industrials (continued)

110,326	Robbins & Myers, Inc.	$5,373,979

162,224	Sykes Enterprises Inc., (2)	2,571,250

300,043	TrueBlue Inc., (2), (3)	5,178,742

59,099	United Rentals Inc., (2), (3)	2,758,741
	Total Industrials	83,728,389
	Information Technology – 16.5%

82,409	ADTRAN, Inc., (2)	2,515,123

979,793	Brocade Communications Systems Inc., (3)	5,428,053

86,603	Cavium Networks Inc., (2), (3)	2,534,004

36,365	CommVault Systems, Inc., (2), (3)	1,893,526

378,300	Euronet Worldwide, Inc., (2)	8,182,629

245,058	Finisar Corporation, (2), (3)	4,048,358

54,928	Global Payments Inc.	2,550,307

1,173,518	Integrated Device Technology, Inc., (2), (3)	7,944,717

355,548	International Rectifier Corporation, (3)	7,761,613

289,660	Keynote Systems, Inc.	5,329,744

505,475	Newport Corporation, (2)	8,628,458

380,869	Polycom Inc., (2), (3)	5,054,132

288,150	Progress Software Corporation, (2)	6,667,791

341,001	RF Micro Devices, Inc., (2)	1,476,534

138,702	Semtech Corporation, (2)	3,781,017

1,187,788	Smith Micro Software, Inc.	2,387,454

371,176	Vocus, Inc., (2), (3)	4,799,306
	Total Information Technology	80,982,766
	Materials – 5.2%

154,189	Buckeye Technologies Inc., (2)	4,997,265

187,964	Kraton Performance Polymers Inc., (2), (3)	4,887,064

86,310	Minerals Technologies Inc., (2)	5,791,401

78,886	Rock-Tenn Company	4,916,964

124,639	Schnitzer Steel Industries, Inc., (2)	4,969,354
	Total Materials	25,562,048
	Telecommunication Services – 1.1%

842,800	Cbeyond Inc.	5,419,204
	Utilities – 1.0%

154,736	Atmos Energy Corporation	5,041,299
	Total Common Stocks (cost $433,369,514)	484,231,766

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 48.1%

	Money Market Funds – 48.1%

236,418,881	Mount Vernon Securities Lending Prim Portfolio, 0.276%, (4), (5)	$236,418,881
	Total Investments Purchased with Collateral from Securities Lending (cost $236,418,881)	236,418,881

26	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 2.1%

10,414,426	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$10,414,426
	Total Short-Term Investments (cost $10,414,426)	10,414,426
	Total Investments (cost $680,202,821) – 148.8%	731,065,073
	Other Assets Less Liabilities – (48.8)%	(239,791,012)
	Net Assets – 100%	$491,274,061

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of April 30, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

REIT	Real Estate Investment Trust

Nuveen Investments	27

Statement of Assets & Liabilities (Unaudited)

April 30, 2012

	Large Cap Select	Mid Cap Select	Small Cap Select
Assets
Investments, at value (cost $40,338,163, $26,758,220 and $443,783,940, respectively)	$45,193,131	$29,353,479	$494,646,192
Investment purchased with collateral from securities lending (at cost, which approximates value)	12,566,136	8,043,707	236,418,881
Cash	—	—	436,779
Receivables:
Dividends	18,069	10,360	202,043
Due from broker	1,832	1,300	44,242
Investments sold	847,080	1,155,704	3,587,462
Shares sold	295	1,200	402,811
Other assets	158	54	6,075
Total assets	58,626,701	38,565,804	735,744,485
Liabilities
Payables:
Collateral from securities lending program	12,566,136	8,043,707	236,418,881
Investments purchased	1,083,042	1,052,592	5,158,984
Shares redeemed	44,100	551,098	2,055,184
Accrued expenses:
Management fees	27,908	11,572	316,352
12b-1 distribution and service fees	846	3,857	55,501
Other	17,822	55,815	465,522
Total liabilities	13,739,854	9,718,641	244,470,424
Net assets	$44,886,847	$28,847,163	$491,274,061
Class A Shares
Net assets	$3,208,497	$11,969,461	$168,958,083
Shares outstanding	237,747	1,128,371	12,278,863
Net asset value per share	$13.50	$10.61	$13.76
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$14.32	$11.26	$14.60
Class B Shares
Net assets	N/A	N/A	$2,561,508
Shares outstanding	N/A	N/A	239,511
Net asset value and offering price per share	N/A	N/A	$10.69
Class C Shares
Net assets	$183,616	$1,789,937	$12,510,232
Shares outstanding	14,286	184,464	1,014,639
Net asset value and offering price per share	$12.85	$9.70	$12.33
Class R3 Shares
Net assets	$99,972	N/A	$19,745,821
Shares outstanding	7,505	N/A	1,473,997
Net asset value and offering price per share	$13.32	N/A	$13.40
Class I Shares
Net assets	$41,394,762	$15,087,765	$287,498,417
Shares outstanding	3,047,806	1,358,489	19,123,549
Net asset value and offering price per share	$13.58	$11.11	$15.03
Net assets consist of:
Capital paid-in	$111,942,193	$46,779,519	$388,408,142
Undistributed (Over-distribution of) net investment income	15,660	22,414	(1,160,048)
Accumulated net realized gain (loss)	(71,925,974)	(20,550,029)	53,163,715
Net unrealized appreciation (depreciation)	4,854,968	2,595,259	50,862,252
Net assets	$44,886,847	$28,847,163	$491,274,061
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares. Class B Shares of Mid Cap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended April 30, 2012

	Large Cap Select	Mid Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $429, $288 and $–, respectively)	$383,688	$208,438	$1,889,708
Securities lending income	11,346	15,294	399,955
Total investment income	395,034	223,732	2,289,663
Expenses
Management fees	181,346	129,171	2,535,998
12b-1 service fees – Class A	3,688	16,143	321,232
12b-1 distribution and service fees – Class B	N/A	N/A	13,800
12b-1 distribution and service fees – Class C	913	8,801	66,947
12b-1 distribution and service fees – Class R3	280	N/A	49,084
Shareholders’ servicing agent fees and expenses	72,669	73,222	477,163
Custodian’s fees and expenses	19,697	8,829	54,342
Directors’ fees and expenses	797	562	8,057
Professional fees	3,213	1,594	22,304
Shareholders’ reports – printing and mailing expenses	1,047	3,283	64,312
Federal and state registration fees	25,620	22,115	37,412
Other expenses	10,157	9,767	17,082
Total expenses before expense reimbursement	319,427	273,487	3,667,733
Expense reimbursement	(37)	(82,250)	(232,695)
Net expenses	319,390	191,237	3,435,038
Net investment income (loss)	75,644	32,495	(1,145,375)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,482,750	2,984,949	54,574,347
Futures contracts	—	—	1,762,906
Change in net unrealized appreciation (depreciation) of investments	1,983,750	199,036	24,566,721
Net realized and unrealized gain (loss)	6,466,500	3,183,985	80,903,974
Net increase (decrease) in net assets from operations	$6,542,144	$3,216,480	$79,758,599

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares. Class B Shares of Mid Cap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (Unaudited)

	Large Cap Select		Mid Cap Select		Small Cap Select
	Year Ended 4/30/12	Year Ended 10/31/11	Year Ended 4/30/12	Year Ended 10/31/11	Year Ended 4/30/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$75,644	$58,871	$32,495	$(148,459)	$(1,145,375)	$(4,233,152)
Net realized gain (loss) from:
Investments	4,482,750	17,580,711	2,984,949	3,660,893	54,574,347	112,701,639
Futures contracts	—	—	—	253,183	1,762,906	—
Redemptions in-kind	—	3,119,565	—	—	—	14,572,758
Change in net unrealized appreciation (depreciation) of investments	1,983,750	(16,096,080)	199,036	(2,658,745)	24,566,721	(67,223,592)
Net increase (decrease) in net assets from operations	6,542,144	4,663,067	3,216,480	1,106,872	79,758,599	55,817,653
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—	—
Class B	N/A	N/A	N/A	—	—	—
Class C	—	—	—	—	—	—
Class R3(1)	—	—	N/A	N/A	—	—
Class I(1)	(49,038)	(150,204)	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—	(6,635,048)	—
Class B	N/A	N/A	N/A	—	(85,210)	—
Class C	—	—	—	—	(355,957)	—
Class R3(1)	—	—	N/A	N/A	(488,508)	—
Class I(1)	—	—	—	—	(5,892,281)	—
Decrease in net assets from distributions to shareholders	(49,038)	(150,204)	—	—	(13,457,004)	—
Fund Share Transactions
Proceeds from sale of shares	2,340,856	4,582,330	1,634,113	2,536,394	71,159,220	188,172,315
Proceeds from shares issued to shareholders due to reinvestment of distributions	22,258	73,066	—	—	12,262,794	—
	2,363,114	4,655,396	1,634,113	2,536,394	83,422,014	188,172,315
Cost of shares redeemed	(25,516,323)	(66,857,732)	(6,054,206)	(12,697,979)	(245,345,699)	(386,973,091)
Cost of redemptions in-kind	—	(15,345,963)	—	—	—	(49,354,066)
Net increase (decrease) in net assets from Fund share transactions	(23,153,209)	(77,548,299)	(4,420,093)	(10,161,585)	(161,923,685)	(248,154,842)
Net increase (decrease) in net assets	(16,660,103)	(73,035,436)	(1,203,613)	(9,054,713)	(95,622,090)	(192,337,189)
Net assets at the beginning of period	61,546,950	134,582,386	30,050,776	39,105,489	586,896,151	779,233,340
Net assets at the end of period	$44,886,847	$61,546,950	$28,847,163	$30,050,776	$491,274,061	$586,896,151
Undistributed (Over-distribution of) net investment income at the end of period	$15,660	$(10,946)	$22,414	$(10,081)	$(1,160,048)	$(14,674)

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares. Class B Shares of MidCap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

30	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	31

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (1/03)
2012(f)	$11.73	$— *	$1.77	$1.77	$—	$—	$—	$13.50
2011	11.65	(.02)	.10	.08	—	—	—	11.73
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80
2008	17.05	.06	(6.04)	(5.98)	(.04)	(2.20)	(2.24)	8.83
2007	15.18	.03	2.12	2.15	(.03)	(.25)	(.28)	17.05
Class C (1/03)
2012(f)	11.21	(.04)	1.68	1.64	—	—	—	12.85
2011	11.22	(.11)	.10	(.01)	—	—	—	11.21
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46
2008	16.69	(.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	8.56
2007	14.95	(.09)	2.08	1.99	—	(.25)	(.25)	16.69
Class R3 (1/03)(e)
2012(f)	11.59	(.01)	1.74	1.73	—	—	—	13.32
2011	11.54	(.05)	.10	.05	—	—	—	11.59
2010	9.74	(.03)	1.89	1.86	(.06)	—	(.06)	11.54
2009	8.78	.01	.98	.99	(.03)	—	(.03)	9.74
2008	16.97	.03	(6.00)	(5.97)	(.02)	(2.20)	(2.22)	8.78
2007	15.12	— *	2.11	2.11	(.01)	(.25)	(.26)	16.97
Class I (1/03)(e)
2012(f)	11.80	.02	1.77	1.79	(.01)	—	(.01)	13.58
2011	11.71	.01	.10	.11	(.02)	—	(.02)	11.80
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85
2008	17.10	.09	(6.05)	(5.96)	(.07)	(2.20)	(2.27)	8.87
2007	15.22	.07	2.13	2.20	(.07)	(.25)	(.32)	17.10

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

15.09%	$3,208	1.55	%**	.03%**	1.55	%**	.03%**	67%
.69	2,938	1.20		(.18)	1.20		(.18)	139
19.49	3,487	1.32		(.06)	1.32		(.06)	140
11.54	3,292	1.29		.52	1.29		.52	185
(39.81)	3,608	1.21		.49	1.21		.49	210
14.36	7,998	1.19		.20	1.19		.20	138

14.63	184	2.30	**	(.71 )**	2.30	**	(.71 )**	67
(.09)	183	1.95		(.90)	1.95		(.90)	139
18.60	175	2.07		(.79)	2.07		(.79)	140
10.64	186	2.05		(.23)	2.05		(.23)	185
(40.38)	180	1.96		(.26)	1.96		(.26)	210
13.45	325	1.94		(.57)	1.94		(.57)	138

14.93	100	1.80	**	(.19 )**	1.80	**	(.19 )**	67
.43	112	1.45		(.42)	1.45		(.42)	139
19.11	117	1.58		(.32)	1.58		(.32)	140
11.31	66	1.56		.12	1.56		.12	185
(39.94)	20	1.46		.24	1.46		.24	210
14.09	37	1.44		.02	1.44		.02	138

15.21	41,395	1.30	**	.34 **	1.30	**	.34 **	67
.89	58,314	.95		.07	.95		.07	139
19.75	130,803	1.07		.21	1.07		.21	140
11.81	147,231	1.04		.82	1.04		.82	185
(39.63)	207,904	.96		.74	.96		.74	210
14.65	449,201	.94		.45	.94		.45	138

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six month ended April 30, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP SELECT (g)
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/94)
2012(f)	$9.48	$.01	$1.12	$1.13	$—	$—	$—	$10.61
2011	9.31	(.05)	.22	.17	—	—	—	9.48
2010	7.65	(.02)	1.70	1.68	(.02)	—	(.02)	9.31
2009	7.00	.03	.62	.65	—	—	—	7.65
2008	10.64	(.01)	(3.63)	(3.64)	—	—	—	7.00
2007	9.57	(.02)	1.09	1.07	—	—	—	10.64
Class C (2/00)
2012(f)	8.70	(.03)	1.03	1.00	—	—	—	9.70
2011	8.61	(.11)	.20	.09	—	—	—	8.70
2010	7.12	(.08)	1.57	1.49	—	—	—	8.61
2009	6.56	(.01)	.57	.56	—	—	—	7.12
2008	10.04	(.08)	(3.40)	(3.48)	—	—	—	6.56
2007	9.09	(.09)	1.04	.95	—	—	—	10.04
Class I (4/94)(e)
2012(f)	9.91	.02	1.18	1.20	—	—	—	11.11
2011	9.71	(.02)	.22	.20	—	—	—	9.91
2010	7.98	— *	1.77	1.77	(.04)	—	(.04)	9.71
2009	7.31	.06	.64	.70	(.03)	—	(.03)	7.98
2008	11.09	.01	(3.79)	(3.78)	—	—	—	7.31
2007	9.95	— *	1.15	1.15	(.01)	—	(.01)	11.09

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

11.92%	$11,969	1.98	%**	(.45	)%**	1.41	%**	.12%**	125%
1.83	10,829	1.97		(1.04)		1.41		(.48)	148
22.03	12,402	1.98		(.84)		1.41		(.27)	154
9.32	12,487	1.92		(.02)		1.41		.49	186
(34.21)	12,848	1.60		(.32)		1.41		(.13)	170
11.18	21,817	1.49		(.28)		1.41		(.20)	151

11.49	1,790	2.73	**	(1.18	)**	2.16	**	(.60 )**	125
1.05	1,771	2.71		(1.78)		2.16		(1.22)	148
20.93	2,332	2.73		(1.60)		2.16		(1.03)	154
8.54	2,526	2.67		(.75)		2.16		(.24)	186
(34.66)	3,068	2.35		(1.07)		2.16		(.88)	170
10.45	5,190	2.24		(1.04)		2.16		(.96)	151

12.11	15,088	1.73	**	(.17	)**	1.16	**	.40 **	125
2.06	16,646	1.71		(.77)		1.16		(.23)	148
22.26	23,076	1.73		(.60)		1.16		(.03)	154
9.62	27,030	1.67		.30		1.16		.81	186
(34.08)	40,409	1.35		(.07)		1.16		.12	170
11.62	79,574	1.24		(.06)		1.16		.02	151

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(f)	For the six months ended April 30, 2012.
(g)	The financial highlights for the period from November 1, 2006 through May 3, 2009 are those of Small-Mid Cap Core Fund, which changed its principal investment strategies and changed its name to Mid Cap Select Fund on May 4, 2009.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP SELECT

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/92)
2012(f)	$12.44	$(.03)	$1.65	$1.62	$—	$(.30)	$(.30)	$13.76
2011	11.72	(.09)	.81	.72	—	—	—	12.44
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53
2008	14.06	(.02)	(4.92)	(4.94)	—	(.85)	(.85)	8.27
2007	15.12	(.02)	1.04	1.02	—	(2.08)	(2.08)	14.06
Class B (3/95)
2012(f)	9.77	(.06)	1.28	1.22	—	(.30)	(.30)	10.69
2011	9.27	(.15)	.65	.50	—	—	—	9.77
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27
2009	6.64	(.05)	1.01	.96	—	—	—	7.60
2008	11.56	(.08)	(3.99)	(4.07)	—	(.85)	(.85)	6.64
2007	12.88	(.11)	.87	.76	—	(2.08)	(2.08)	11.56
Class C (9/01)
2012(f)	11.22	(.07)	1.48	1.41	—	(.30)	(.30)	12.33
2011	10.65	(.17)	.74	.57	—	—	—	11.22
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73
2008	13.13	(.09)	(4.56)	(4.65)	—	(.85)	(.85)	7.63
2007	14.36	(.12)	.97	.85	—	(2.08)	(2.08)	13.13
Class R3 (1/94)(e)
2012(f)	12.13	(.05)	1.62	1.57	—	(.30)	(.30)	13.40
2011	11.46	(.12)	.79	.67	—	—	—	12.13
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34
2008	13.86	(.04)	(4.85)	(4.89)	—	(.85)	(.85)	8.12
2007	14.98	(.05)	1.01	.96	—	(2.08)	(2.08)	13.86
Class I (5/92)(e)
2012(f)	13.54	(.02)	1.81	1.79	—	(.30)	(.30)	15.03
2011	12.73	(.06)	.87	.81	—	—	—	13.54
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73
2009	8.94	.02	1.37	1.39	—	—	—	10.33
2008	15.10	.01	(5.31)	(5.30)	(.01)	(.85)	(.86)	8.94
2007	16.06	.01	1.11	1.12	—	(2.08)	(2.08)	15.10

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

13.43%	$168,958	1.36	%*	(.59 )%*	1.29	%*	(.51 )%*	36%
6.14	275,994	1.34		(.74)	1.30		(.70)	69
22.98	339,826	1.25		(.49)	1.24		(.48)	88
15.24	295,348	1.26		(.09)	1.26		(.09)	99
(37.00)	166,698	1.26		(.15)	1.26		(.15)	92
7.35	238,129	1.23		(.22)	1.23		(.22)	97

13.00	2,562	2.12	*	(1.31)*	2.04	*	(1.23)*	36
5.39	2,866	2.09		(1.51)	2.05		(1.45)	69
21.97	3,925	2.00		(1.23)	1.99		(1.22)	88
14.46	5,511	2.01		(.80)	2.01		(.80)	99
(37.52)	6,249	2.01		(.90)	2.01		(.90)	92
6.51	13,720	1.98		(.97)	1.98		(.97)	97

13.01	12,510	2.12	*	(1.31)*	2.04	*	(1.23)*	36
5.35	14,009	2.09		(1.50)	2.05		(1.45)	69
21.99	17,393	2.00		(1.24)	1.99		(1.23)	88
14.42	16,938	2.01		(.80)	2.01		(.80)	99
(37.44)	17,062	2.01		(.90)	2.01		(.90)	92
6.46	34,505	1.98		(.95)	1.98		(.95)	97

13.36	19,746	1.62	*	(.81 )*	1.54	*	(.73 )*	36
5.85	20,044	1.60		(1.00)	1.55		(.95)	69
22.70	18,047	1.50		(.72)	1.49		(.71)	88
15.02	24,701	1.51		(.31)	1.51		(.31)	99
(37.19)	23,069	1.51		(.40)	1.51		(.40)	92
6.99	38,181	1.48		(.43)	1.48		(.43)	97

13.60	287,498	1.12	*	(.31 )*	1.04	*	(.23 )*	36
6.36	273,983	1.09		(.49)	1.05		(.45)	69
23.30	400,042	1.00		(.24)	.99		(.23)	88
15.55	322,658	1.01		.19	1.01		.19	99
(36.86)	289,685	1.01		.10	1.01		.10	92
7.58	691,488	.98		.03	.98		.03	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”), Nuveen Mid Cap Select Fund (“Mid Cap Select”), and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Mid Cap Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $520 million to $17.9 billion.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective at the close of business on February 15, 2012, Class B Shares of Mid Cap Select were converted to Class A Shares and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors

38	Nuveen Investments

may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Small Cap Select receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Small Cap Select must use estimates in reporting the character of their income and distributions for financial reporting purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2012, Small Cap Select invested in long equity futures contracts as part of the management of the Fund. These long futures contracts were used to manage cash flow activity and implement various tactical market and hedging strategies.

The average number of futures contracts outstanding during the six months ended April 30, 2012, were as follows:

Small Cap Select
Average number of futures contracts outstanding*	—
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

40	Nuveen Investments

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid by each Fund during the six months ended April 30, 2012, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Securities lending fees paid	$1,744	$2,843	$63,344

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$44,681,179	$—	$—	$44,681,179
Investments Purchased with Collateral from Securities Lending	12,566,136	—	—	12,566,136
Short-Term Investments:
Money Market Funds	511,952	—	—	511,952
Total	$57,759,267	$—	$—	$57,759,267

Mid Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$28,926,927	$—	$—	$28,926,927
Investments Purchased with Collateral from Securities Lending	8,043,707	—	—	8,043,707
Short-Term Investments:
Money Market Funds	426,552	—	—	426,552
Total	$37,397,186	$—	$—	$37,397,186

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$484,231,766	$—	$—	$484,231,766
Investments Purchased with Collateral from Securities Lending	236,418,881	—	—	236,418,881
Short-Term Investments:
Money Market Funds	10,414,426	—	—	10,414,426
Total	$731,065,073	$—	$—	$731,065,073

During the six months ended April 30, 2012, the Funds recognized no transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the amount of net realized gain (loss) recognized for the six months ended April 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Small Cap Select
Risk Exposure
Equity	$1,762,906

42	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Select
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,449	$267,823	48,975	630,342
Class C	102	1,126	3,506	44,297
Class R3 (1)	504	6,159	929	11,842
Class I (1)	177,000	2,065,748	317,616	3,895,849
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	1,891	22,258	5,718	73,066
	199,946	2,363,114	376,744	4,655,396
Shares redeemed:
Class A	(33,237)	(407,945)	(97,791)	(1,234,341)
Class C	(2,181)	(26,483)	(2,802)	(33,700)
Class R3 (1)	(2,655)	(34,618)	(1,428)	(18,315)
Class I (1)	(2,071,810)	(25,047,277)	(5,270,687)	(65,571,376)
Class I (1) – In-Kind	—	—	(1,284,181)	(15,345,963)
	(2,109,883)	(25,516,323)	(6,656,889)	(82,203,695)
Net increase (decrease)	(1,909,937)	$(23,153,209)	(6,280,145)	(77,548,299)

	Mid Cap Select
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	98,407	$998,102	100,917	1,030,004
Class B	—	—	1,214	10,402
Class C	3,716	32,634	6,959	64,006
Class I (1)	59,427	603,377	136,645	1,431,982
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	—	—
	161,550	1,634,113	245,735	2,536,394
Shares redeemed:
Class A	(112,730)	(1,119,141)	(290,360)	(2,916,390)
Class B	(100,888)	(862,888)	(64,355)	(547,919)
Class C	(22,792)	(210,011)	(74,184)	(677,927)
Class I (1)	(380,609)	(3,862,166)	(833,219)	(8,555,743)
	(617,019)	(6,054,206)	(1,262,118)	(12,697,979)
Net increase (decrease)	(455,469)	$(4,420,093)	(1,016,383)	(10,161,585)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

	Small Cap Select
	Six Months Ended 4/30/12		Year Ended 10/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,265,544	$29,884,511	9,066,714	$118,699,201
Class B	55	510	829	8,923
Class C	17,283	204,865	44,237	520,442
Class R3 (1)	202,950	2,613,678	732,709	9,445,253
Class I (1)	2,697,265	38,455,656	4,213,928	59,498,496
Shares issued to shareholders due to reinvestment of distributions:
Class A	555,167	6,578,724	—	—
Class B	8,774	81,068	—	—
Class C	31,588	336,407	—	—
Class R3 (1)	42,049	485,669	—	—
Class I (1)	369,469	4,780,926	—	—
	6,190,144	83,422,014	14,058,417	188,172,315
Shares redeemed:
Class A	(12,734,645)	(176,341,872)	(15,876,132)	(207,042,276)
Class B	(62,653)	(652,706)	(130,715)	(1,343,789)
Class C	(283,313)	(3,344,540)	(428,685)	(4,846,091)
Class R3 (1)	(423,590)	(5,291,908)	(655,473)	(8,328,827)
Class I (1)	(4,176,714)	(59,714,673)	(11,942,604)	(165,412,108)
Class I (1) – In-Kind	—	—	(3,470,750)	(49,354,066)
	(17,680,915)	(245,345,699)	(32,504,359)	(436,327,157)
Net increase (decrease)	(11,490,771)	$(161,923,685)	(18,445,942)	$(248,154,842)
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2012 and fiscal year ended October 31, 2011, were as follows:

Fund	Six Months Ended 4/30/12	Year Ended 10/31/11
Mid Cap Select	178,360	42,682
Small Cap Select	36,811	68,111

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions, where applicable) during the six months ended April 30, 2012, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Purchases	$33,163,378	$36,053,058	$198,503,788
Sales and maturities	56,541,754	39,897,793	356,550,482

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Cost of investments	$53,396,873	$34,808,884	$683,508,375
Gross unrealized:
Appreciation	$5,365,056	$3,049,314	$76,864,986
Depreciation	(1,002,662)	(461,012)	(29,308,288)
Net unrealized appreciation (depreciation) of investments	$4,362,394	$2,588,302	$47,556,698

44	Nuveen Investments

Permanent differences, primarily due to the expiration of capital loss carryforwards, net operating losses, tax equalization, REIT adjustments and redemptions in-kind, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ last tax year end, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Capital paid-in	$3,048,972	$(552,956)	$13,968,508
Undistributed (Over-distribution) of net investment income	14,242	147,799	4,230,625
Accumulated net realized gain (loss)	(3,063,214)	406,275	(18,199,133)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ last tax year end, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Undistributed net ordinary income*	$—	$—	$—
Undistributed net long-term capital gains	—	—	13,467,301
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Distributions from net ordinary income*	$150,204	$—	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

At October 31, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Large Cap Select	Mid Cap Select
Expiration:
October 31, 2016	$21,600,658	$7,819,829
October 31, 2017	54,315,490	15,708,192
Total	$75,916,148	$23,528,021

At October 31, 2011, the Funds’ last tax year end, $405,157 of Mid Cap Select’s capital loss carryforward expired.

During the Funds’ last tax year ended October 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Utilized capital loss carryforwards	$18,067,551	$3,915,028	$92,018,632

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select Fund-Level Fee Rate	Mid Cap Select Fund-Level Fee Rate	Small Cap Select Fund-Level Fee Rate
For the first $125 million	.5500%	.7000%	.7000%
For the next $125 million	.5375	.6875	.6875
For the next $250 million	.5250	.6750	.6750
For the next $500 million	.5125	.6625	.6625
For the next $1 billion	.5000	.6500	.6500
For net assets over $2 billion	.4750	.6250	.6250

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	.1998%
Mid Cap Select	.1998
Small Cap Select	.1998

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of Mid Cap Select so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Mid Cap Select
Class A Shares	1.41%
Class C Shares	2.16
Class I Shares	1.16
Expiration Date	February 28, 2013

The Adviser has agreed to reimburse management fees across all share classes of Large Cap Select and Small Cap Select through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Select	Small Cap Select
Maximum Expense Level	1.13%	1.00%
Minimum Management Fee	.75	.80

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

46	Nuveen Investments

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Sales charges collected	$1,629	$4,652	$20,831
Paid to financial intermediaries	1,423	4,066	18,209

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Commission advances	$—	$307	$1,532

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
12b-1 fees retained	$—	$2,124	$14,231

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2012, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
CDSC retained	$—	$349	$1,281

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell MidCap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm*

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

* The Board of Directors of the Funds, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Funds.

   Ernst & Young’s report on the Funds’ financial statements for the most recent fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the most recent fiscal year and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FSLCT-0412P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: July 9, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 9, 2012